UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ______)

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Franklin Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT/PROSPECTUS, DATED SEPTEMBER 12, 2014

— SUBJECT TO COMPLETION —

PROPOSED MERGER – YOUR VOTE IS VERY IMPORTANT

Dear Fellow Stockholders:

The board of directors of TowneBank has unanimously approved a strategic merger in which Franklin Financial Corporation (“Franklin”) and its wholly-owned bank subsidiary, Franklin Federal Savings Bank, will merge with and into TowneBank. Franklin is a savings and loan holding company headquartered in Glen Allen, Virginia that provides financial services to the greater Richmond, Virginia market through its federally chartered bank subsidiary. We are sending you this document to ask you, as a TowneBank stockholder, to approve the merger.

In the merger, each share of Franklin common stock will be converted into the right to receive 1.40 shares of TowneBank common stock. Although the number of shares of TowneBank common stock that Franklin stockholders will receive is fixed, the market value of the merger consideration will fluctuate with the market price of TowneBank common stock and will not be known at the time you vote on the merger. Based on the closing sale price for TowneBank common stock on the NASDAQ Global Select Market on July 14, 2014 ($16.46), the last trading day before public announcement of the merger, the 1.40 exchange ratio represented approximately $23.04 in value for each share of Franklin common stock. The most recent reported closing sale price for TowneBank common stock on [•], 2014 was $[•]. The most recent reported closing sale price for Franklin common stock on [•], 2014 was $[•]. Based on the 1.40 exchange ratio and the number of shares of Franklin common stock outstanding and reserved for issuance under equity compensation plans and agreements, the estimated maximum number of shares of TowneBank common stock offered by TowneBank and issuable in the merger is 16,494,065. We urge you to obtain current market quotations for TowneBank (trading symbol “TOWN”) and Franklin (trading symbol “FRNK”).

Your vote is very important. We are holding a special meeting of our stockholders to obtain approval of the merger agreement and related plan of merger and other related matters as described in the attached joint proxy statement/prospectus. Approval of the merger agreement and related plan of merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of both TowneBank and Franklin.

Whether or not you plan to attend the TowneBank special meeting, it is important that your shares be represented at the meeting and your vote recorded. Please take the time to vote by completing and mailing the enclosed proxy card or by voting via the Internet or telephone using the instructions given on the proxy card. Even if you return the proxy card, you may attend the special meeting and vote your shares in person.

The board of directors of TowneBank unanimously recommends that you vote “FOR” approval of the merger agreement and the related plan of merger.

This joint proxy statement/prospectus describes the TowneBank special meeting, the merger, the documents related to the merger and other related matters. Please carefully read this joint proxy statement/prospectus, including the information in the “Risk Factors” section beginning on page 33.

Thank you for your support.

Sincerely yours,

G. Robert Aston, Jr.
Chairman and Chief Executive Officer

Neither the Securities and Exchange Commission nor the Federal Deposit Insurance Corporation, nor any state securities commission, has approved or disapproved of the securities to be issued in connection with the merger or determined if this joint proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The securities to be issued in the merger are not savings or deposit accounts or other obligations of either TowneBank or Franklin or any bank or non-bank subsidiary of either TowneBank or Franklin, and they are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

This joint proxy statement/prospectus is dated [•], 2014 and is first being mailed, along with the enclosed proxy card, to TowneBank stockholders on or about [•], 2014.

PRELIMINARY PROXY STATEMENT, DATED SEPTEMBER 12, 2014

— SUBJECT TO COMPLETION —

[INSERT FRANKLIN LOGO]

PROPOSED MERGER – YOUR VOTE IS VERY IMPORTANT

Dear Stockholders:

The board of directors of Franklin Financial Corporation (“Franklin”) has unanimously approved a business combination in which Franklin and our wholly-owned bank subsidiary, Franklin Federal Savings Bank, will merge with and into TowneBank, a Virginia chartered commercial bank headquartered in Portsmouth, Virginia. TowneBank provides diversified financial services primarily to the Greater Hampton Roads region in southeastern Virginia and northeastern North Carolina. We are sending you this document to ask you, as a Franklin stockholder, to approve the merger.

In the merger, each share of Franklin common stock will be converted into the right to receive 1.40 shares of TowneBank common stock. Although the number of shares of TowneBank common stock that Franklin stockholders will receive is fixed, the market value of the merger consideration will fluctuate with the market price of TowneBank common stock and will not be known at the time you vote on the merger. Based on the closing sale price for TowneBank common stock on the NASDAQ Global Select Market on July 14, 2014 ($16.46), the last trading day before public announcement of the merger, the 1.40 exchange ratio represented approximately $23.04 in value for each share of Franklin common stock. The most recent reported closing sale price for TowneBank common stock on [•], 2014 was $[•]. The most recent reported closing sale price for Franklin common stock on [•], 2014 was $[•]. Based on the 1.40 exchange ratio and the number of shares of Franklin common stock outstanding and reserved for issuance under equity compensation plans and agreements, the estimated maximum number of shares of TowneBank common stock offered by TowneBank and issuable in the merger is 16,494,065 We urge you to obtain current market quotations for TowneBank (trading symbol “TOWN”) and Franklin (trading symbol “FRNK”).

The investment banking firm of Keefe, Bruyette & Woods, Inc. has issued a written opinion to our board of directors that the merger consideration is fair, from a financial point of view, to the stockholders of Franklin as of the date of the merger agreement. Franklin has agreed to pay Keefe, Bruyette & Woods, Inc. a fee for its services of approximately $2.6 million, substantially all of which is contingent upon consummation of the merger.

Your vote is very important. We are holding a special meeting of our stockholders to obtain approval of the merger agreement and related plan of merger and other related matters as described in the attached joint proxy statement/prospectus. Approval of the merger agreement and related plan of merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of both TowneBank and Franklin.

Whether or not you plan to attend the Franklin special meeting, it is important that your shares be represented at the meeting and your vote recorded. Please take the time to vote by completing and mailing the enclosed proxy card or by voting via the Internet or telephone using the instructions given on the proxy card. Even if you return the proxy card, you may attend the special meeting and vote your shares in person.

The board of directors of Franklin unanimously recommends that you vote “FOR” approval of the merger agreement and the related plan of merger and “FOR” the other matters to be considered at the special meeting because the board believes it to be in the best interests of the Franklin stockholders.

This joint proxy statement/prospectus describes the Franklin special meeting, the merger, the documents related to the merger and other related matters. Please carefully read this joint proxy statement/prospectus, including the information in the “Risk Factors” section beginning on page 33.

Thank you for your support.

Sincerely yours,

Richard T. Wheeler, Jr.
Chairman, President and Chief Executive Officer

Neither the Securities and Exchange Commission nor the Federal Deposit Insurance Corporation, nor any state securities commission, has approved or disapproved of the securities to be issued in connection with the merger or determined if this joint proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The securities to be issued in the merger are not savings or deposit accounts or other obligations of either TowneBank or Franklin or any bank or non-bank subsidiary of either TowneBank or Franklin, and they are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

This joint proxy statement/prospectus is dated [•], 2014 and is first being mailed, along with the enclosed proxy card, to Franklin stockholders on or about [•], 2014.

______________________________________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

______________________________________________________________________________

To be held on [•], 2014

A special meeting of stockholders of TowneBank will be held at Towne University, located at 6009 Harbour View Boulevard, Suffolk, Virginia 23435, at [•]:[•] [•].m. local time, on [•], 2014 for the following purposes:

1.	To consider and vote on a proposal to approve the Agreement and Plan of Reorganization, dated as of July 14, 2014, by and among TowneBank, Franklin Financial Corporation (“Franklin”) and Franklin Federal Savings Bank (“Franklin Bank”), including the related Plan of Merger (together, the “merger agreement”), pursuant to which Franklin and Franklin Bank will each merge with and into TowneBank, as more fully described in the accompanying joint proxy statement/prospectus (the “TowneBank merger proposal”). A copy of the merger agreement is attached as Appendix A to the accompanying joint proxy statement/prospectus.

2.	To consider and vote on a proposal to adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the TowneBank merger proposal (the “TowneBank adjournment proposal”).

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

All holders of record of TowneBank common stock at the close of business on [•], 2014 are entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors,

Karen R. Minkoff
Vice President and Corporate Secretary

[•], 2014

The TowneBank board of directors unanimously recommends that you vote “FOR” the TowneBank merger proposal and “FOR” the TowneBank adjournment proposal.

Please promptly vote by completing and returning the proxy card or voting instruction card provided to you, whether or not you plan to attend the special meeting. You may also vote via the Internet or telephone by following the instructions on the proxy card or voting instruction card. If you attend the meeting in person, you may withdraw your proxy and vote your shares in person.

[Franklin Logo]

FRANKLIN FINANCIAL CORPORATION

______________________________________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

______________________________________________________________________________

To be held on [•], 2014

TIME AND DATE	[•]:[•] [•].m. local time, on [•], 2014

PLACE	The Cultural Arts Center at Glen Allen 2880 Mountain Road Glen Allen, Virginia 23060

ITEMS OF BUSINESS

(1)       To consider and vote on a proposal to approve the Agreement and Plan of Reorganization, dated as of July 14, 2014, by and among TowneBank, Franklin Financial Corporation (“Franklin”) and Franklin Federal Savings Bank (“Franklin Bank”), including the related Plan of Merger (together, the “merger agreement”), pursuant to which Franklin and Franklin Bank will each merge with and into TowneBank (the “Franklin merger proposal”).

(2)       To consider and vote on a proposal to approve an amendment to Franklin’s articles of incorporation (the “articles amendment proposal”).

(3)       To consider and vote on a proposal to approve, in a non-binding advisory vote, certain compensation that may become payable to Franklin’s named executive officers in connection with the merger, as more fully described in the accompanying joint proxy statement/prospectus (the “compensation proposal”).

(4)       To consider and vote on a proposal to adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the Franklin merger proposal and the articles amendment proposal (the “Franklin adjournment proposal”).

(5)       To transact such other business as may properly come before the meeting or any adjournments thereof.

RECORD DATE	To vote, you must have been a stockholder at the close of business on [•], 2014.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card provided to you or by voting via telephone or the Internet. Voting instructions are printed on your proxy or voting instruction card. A printed proxy card for the special meeting and a self-addressed envelope will be mailed to all stockholders of record on or about [•], 2014. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the joint proxy statement/prospectus.

All holders of record of Franklin common stock at the close of business on [•], 2014 are entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors,

Donald F. Marker
Vice President, Chief Financial Officer
and Secretary/Treasurer

[•], 2014

The Franklin board of directors unanimously recommends that you vote “FOR” the Franklin merger proposal, “FOR” the articles amendment proposal, “FOR” the compensation proposal and “FOR” the Franklin adjournment proposal.

ADDITIONAL INFORMATION

This joint proxy statement/prospectus incorporates by reference important business and financial information about TowneBank and Franklin from other documents that are not included in or delivered with this joint proxy statement/prospectus. For a listing of the documents incorporated by reference, see “Where You Can Find More Information” on page [•]. This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference into this joint proxy statement/prospectus through the website of the Federal Deposit Insurance Corporation (the “FDIC”) at http://www.fdic.gov, through the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, through the website of TowneBank at https://www.townebank.com and through the website of Franklin at https://www.franklinfederal.com, or by requesting them in writing or by telephone at the contact information set forth below:

TowneBank

6001 Harbour View Boulevard

Suffolk, Virginia 23435

Telephone: (757) 638-6780

Attention: Karen R. Minkoff

Vice President and Corporate Secretary

Regan & Associates, Inc.

505 Eighth Avenue, Suite 800

New York, New York 10018

Attention: James M. Dougan

Executive Vice President

Telephone: 1-800-737-3426

Franklin Financial Corporation

4501 Cox Road

Glen Allen, Virginia 23060

Telephone: (804) 967-7023

Attention: Donald F. Marker

Vice President, Chief Financial Officer

and Secretary/Treasurer

Regan & Associates, Inc.

505 Eighth Avenue, Suite 800

New York, New York 10018

Attention: James M. Dougan

Executive Vice President

Telephone: 1-800-737-3426

Information contained on the websites of TowneBank or Franklin, or any subsidiary of TowneBank or Franklin, does not constitute part of this joint proxy statement/prospectus and is not incorporated into other filings that TowneBank or Franklin makes with the FDIC and the SEC, respectively.

To receive timely delivery of the documents in advance of the special meetings, please make your request no later than [•], 2014.

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In this joint proxy statement/prospectus:

•	Franklin Financial Corporation is referred to as “Franklin”

•	Franklin Federal Savings Bank is referred to as “Franklin Bank”

•	The merger of Franklin and the Franklin Bank with and into TowneBank is referred to as the “merger”

•	The Agreement and Plan of Reorganization, dated as of July 14, 2014, by and among TowneBank, Franklin Financial Corporation and Franklin Federal Savings Bank, including the related Plan of Merger, is referred to as the “merger agreement,” a copy of which is attached as Appendix A to this joint proxy statement/prospectus

•	The effective date and the effective time of the merger set forth on (i) the certificate of merger issued by the Virginia State Corporation Commission and (ii) the articles of combination endorsed by the Office of the Comptroller of the Currency effecting the merger, which date and time will be the same in both articles, are referred to collectively as the “effective date” of the merger

•	TowneBank’s proposal to approve the merger agreement is referred to as the “TowneBank merger proposal”

•	TowneBank’s proposal to adjourn its special meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the TowneBank merger proposal is referred to as the “TowneBank adjournment proposal”

•	Franklin’s proposal to approve the merger agreement is referred to as the “Franklin merger proposal”

•	Franklin’s proposal to approve an amendment to Franklin’s articles of incorporation to amend the purpose article therein so as to provide Franklin with banking powers under Virginia law, which amendment will be required to effect the merger of Franklin into TowneBank, is referred to as the “articles amendment proposal”

•	Franklin’s proposal to approve, in a non-binding advisory vote, certain compensation that may become payable to Franklin’s named executive officers in connection with the merger is referred to as the “compensation proposal”

•	Franklin’s proposal to adjourn its special meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the Franklin merger proposal and/or the articles amendment proposal is referred to as the “Franklin adjournment proposal”

•	The special meeting of stockholders of TowneBank is referred to as the “TowneBank special meeting”

•	The special meeting of stockholders of Franklin is referred to as the “Franklin special meeting”

•	The special meeting of stockholders of TowneBank and the special meeting of stockholders of Franklin are sometimes referred to collectively as the “special meetings”

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Appendix A	Agreement and Plan of Reorganization, including the Plan of Merger (excluding certain exhibits)	A-1
Appendix B	Opinion of Sandler O’Neill & Partners, L.P., Financial Advisor to TowneBank	B-1
Appendix C	Opinion of Keefe, Bruyette & Woods, Inc., Financial Advisor to Franklin	C-1
Appendix D	Form of Amendment to Franklin Articles of Incorporation	D-1

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QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETINGS

The following questions and answers briefly address some commonly asked questions about the TowneBank special meeting or the Franklin special meeting and the merger. They may not include all of the information that is important to TowneBank stockholders and Franklin stockholders. We urge stockholders to read carefully this joint proxy statement/prospectus, including the appendices and the other documents referred to herein.

Additional important information is also contained in the documents incorporated by reference into this joint proxy statement/prospectus. See “Where You Can Find More Information.”

Q:	What am I being asked to vote on? What is the proposed transaction?

A:	TowneBank, Franklin and Franklin Bank have entered into the merger agreement whereby Franklin and Franklin Bank will merge with and into TowneBank, with TowneBank being the surviving company. As a result of the merger, Franklin stockholders will receive TowneBank common stock in exchange for their Franklin common stock. A copy of the merger agreement is attached to this joint proxy statement/prospectus as Appendix A.

Q:	Why am I receiving this joint proxy statement/prospectus?

A:	We are delivering this document to you because it is a joint proxy statement being used by both the TowneBank and Franklin boards of directors to solicit proxies of their respective stockholders in connection with approval of the merger and related matters.

In order to approve the merger and related matters, TowneBank has called a special meeting of its stockholders. Franklin has also called a special meeting of its stockholders. This document serves as the proxy statement for both companies’ special meetings and describes the proposals to be presented at each company’s special meeting.

This document is also a prospectus that is being delivered to Franklin stockholders because TowneBank is offering shares of its common stock to Franklin stockholders in connection with the merger.

This joint proxy statement/prospectus contains important information about the merger and the other proposals being voted on at the special meetings. You should read it carefully and in its entirety. The enclosed materials allow you to have your shares voted by proxy without attending your meeting. Your vote is important. We encourage you to submit your proxy as soon as possible.

Q:	In addition to the TowneBank merger proposal, what else are TowneBank’s stockholders being asked to vote on?

A:	In addition to the TowneBank merger proposal, TowneBank is soliciting proxies from its stockholders with respect to one additional proposal; completion of the merger is not conditioned upon approval of this proposal:

•	a proposal to adjourn the TowneBank special meeting, if necessary or appropriate, to solicit additional proxies in favor of the TowneBank merger proposal.

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Q:	In addition to the Franklin merger proposal, what else are Franklin’s stockholders being asked to vote on?

A:	In addition to the Franklin merger proposal, Franklin is soliciting proxies from its stockholders with respect to three additional proposals:

•	a proposal to approve an amendment to Franklin’s articles of incorporation, which amendment is necessary to complete the merger of Franklin into TowneBank;

•	a proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of Franklin may receive in connection with the merger pursuant to agreements or arrangements with Franklin; and

•	a proposal to adjourn the Franklin special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Franklin merger proposal and/or the articles amendment proposal.

Q:	Why are Franklin stockholders being asked to approve, on a non-binding advisory basis, certain merger-related executive compensation?

A:	The federal securities laws require Franklin to seek a non-binding advisory vote with respect to certain payments that may be made to Franklin’s named executive officers in connection with the merger.

Q:	What will happen if Franklin stockholders do not approve certain merger-related executive compensation at the special meeting?

A:	The vote with respect to the compensation proposal is an advisory vote and will not be binding on Franklin. Therefore, if the merger agreement is approved by Franklin’s stockholders, the merger-related executive compensation may still be paid to the Franklin named executive officers if and to the extent required or allowed under applicable law even if Franklin stockholders do not approve the compensation proposal.

Q:	Why do Franklin and TowneBank want to merge?

A:	Franklin believes that the proposed merger will provide Franklin stockholders with substantial benefits, and TowneBank believes that the merger will further its strategic growth plans. As a larger company, TowneBank can provide the products, services and management depth that Franklin needs to compete more effectively and better serve its banking customers. To review the reasons for the merger in more detail, see “The Merger — TowneBank’s Reasons for the Merger; Recommendation of TowneBank’s Board of Directors” on page [•] and “The Merger — Franklin’s Reasons for the Merger; Recommendation of Franklin’s Board of Directors” on page [•].

Q:	What will Franklin stockholders receive in the merger?

A:	Under the merger agreement, holders of Franklin’s common stock will receive 1.40 shares of common stock of TowneBank for each of their shares of Franklin common stock. This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing of the merger. TowneBank stockholders will continue to own their existing shares, which will not be affected by the merger. See “The Merger Agreement – Merger Consideration” on page [•].

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Q:	Will the value of the merger consideration change between the date of this joint proxy statement/prospectus and the time the merger is completed?

A:	Although the number of shares of TowneBank common stock that Franklin stockholders will receive is fixed, the value of the merger consideration will fluctuate between the date of this joint proxy statement/prospectus and the completion of the merger based upon the market value for TowneBank common stock. Any fluctuation in the market price of TowneBank common stock after the date of this joint proxy statement/prospectus will change the value of the shares of TowneBank common stock that Franklin stockholders will receive.

Q:	Are Franklin’s stockholders entitled to appraisal or dissenters’ rights?

A:	No. Since the common stock of Franklin is traded on the NASDAQ Global Select Market, Virginia law does not provide for appraisal or dissenters’ rights. Franklin is incorporated under Virginia law.

Q:	What constitutes a quorum for the TowneBank special meeting?

A:	The presence at the TowneBank special meeting, in person or by proxy, of holders of a majority of the outstanding shares of TowneBank common stock entitled to vote at the special meeting will constitute a quorum for the transaction of business. Abstentions will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum.

Q:	What constitutes a quorum for the Franklin special meeting?

A:	The presence at the Franklin special meeting, in person or by proxy, of holders of a majority of the outstanding shares of Franklin common stock entitled to vote at the special meeting will constitute a quorum for the transaction of business. Abstentions will be included in determining the number of shares present at the meeting for the purposes of determining the presence of a quorum.

Q:	What do I need to do now to vote my shares?

A:	After carefully reading and considering the information contained in this joint proxy statement/prospectus, please vote your shares as soon as possible so that your shares will be represented at the TowneBank special meeting or the Franklin special meeting, as applicable. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee.

Q:	How do I vote?

A:	By mail. You may vote before the TowneBank special meeting or the Franklin special meeting by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.

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By the Internet or Telephone.

TowneBank stockholders: If you are a record holder of TowneBank common stock, you can also appoint the proxies to vote your shares for you by going to the Internet website (http://[•]) or by calling [•]. When you are prompted for your “control number,” enter the number printed just above your name on the enclosed proxy card, and then follow the instructions provided. You may vote by the Internet or telephone only until [•]:00 a.m. Eastern Time on [•], 2014, which is the day of the TowneBank special meeting.

Franklin stockholders: If you are a record holder of Franklin common stock, you can also appoint the proxies to vote your shares for you by going to the Internet website (http://[•]) or by calling [•]. When you are prompted for your “control number,” enter the number printed just above your name on the enclosed proxy card, and then follow the instructions provided. You may vote by the Internet or telephone only until [•]:00 a.m. Eastern Time on [•], 2014, which is the day of the Franklin special meeting.

In Person. You may also cast your vote in person at the respective company’s special meeting. See below for the date, time and place of the TowneBank special meeting and the Franklin special meeting. If your shares are held in “street name,” through a broker, bank or other nominee, that entity will send you separate instructions describing the procedure for voting your shares. “Street name” stockholders who wish to vote in person at the special meetings will need to present a proxy from the entity that holds the shares.

Q:	If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me if I do not provide instructions on how to vote my shares?

A:	Your broker or other nominee does not have authority to vote on the proposals described in this joint proxy statement/prospectus if you do not provide instructions to it on how to vote. Your broker or other nominee will vote your shares held by it in “street name” with respect to these matters ONLY if you provide instructions to it on how to vote. You should follow the directions your broker or other nominee provides in a voting instruction card or other form.

Q:	When and where is the TowneBank special meeting of stockholders?

A:	The special meeting of TowneBank stockholders will be held at [•]:[•] [•].m. local time, on [•], 2014 at Towne University, located at 6009 Harbour View Boulevard, Suffolk, Virginia.

Q:	When and where is the Franklin special meeting of stockholders?

A:	The special meeting of Franklin stockholders will be held at [•]:[•] [•].m. local time, on [•], 2014 at The Cultural Arts Center at Glen Allen, located at 2880 Mountain Road, Glen Allen, Virginia.

Q:	What vote is required to approve each proposal at the TowneBank special meeting?

A:	The TowneBank merger proposal requires the affirmative vote of a majority of the outstanding shares of TowneBank common stock entitled to vote on the proposal.

The TowneBank adjournment proposal requires the affirmative vote of at least a majority of the shares cast and entitled to vote on the proposal, whether or not a quorum is present.

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Q:	What vote is required to approve each proposal at the Franklin special meeting?

A:	The Franklin merger proposal requires the affirmative vote of a majority of the outstanding shares of Franklin common stock entitled to vote on the proposal.

The articles amendment proposal also requires the affirmative vote of a majority of the outstanding shares of Franklin common stock entitled to vote on the proposal.

The compensation proposal, to be obtained on an advisory basis only, requires the affirmative vote of at least a majority of the shares cast and entitled to vote on the proposal.

The Franklin adjournment proposal requires the affirmative vote of at least a majority of the shares cast and entitled to vote on the proposal, whether or not a quorum is present.

Q:	What if I do not vote on the matters relating to the merger?

A:	If you are a TowneBank stockholder. With respect to the TowneBank merger proposal, if you fail to vote or fail to instruct your broker or other nominee how to vote, your failure to vote will have the same effect as a vote against the TowneBank merger proposal. If you respond with an “abstain” vote on such proposal, your proxy will have the same effect as a vote against the TowneBank merger proposal. If you are a holder of record of TowneBank common stock and you sign and return your proxy card but do not indicate how you want to vote on the proposal to approve the TowneBank merger proposal, your proxy will be counted as a vote in favor of the proposal.

If you are a Franklin stockholder. With respect to the Franklin merger proposal and the articles amendment proposal, if you fail to vote or fail to instruct your broker or other nominee how to vote, your failure to vote will have the same effect as a vote against such proposals. If you respond with an “abstain” vote, your proxy will have the same effect as a vote against such proposals. If you are a holder of record of Franklin common stock and you sign and return your proxy card but do not indicate how you want to vote on the Franklin merger proposal and the articles amendment proposal, your proxy will be counted as a vote in favor of such proposals.

Q:	May I change my vote after I have delivered my proxy or voting instruction card?

A:	Yes. If you are a holder of record of TowneBank common stock or a holder of record of Franklin common stock, you may change your vote at any time before your proxy is voted at the applicable special meeting. You may do this in any of the following ways:

•	by sending a notice of revocation to either the TowneBank corporate secretary or the Franklin corporate secretary, as the case may be;

•	by sending a completed proxy card bearing a later date than your original proxy card;

•	by voting via the Internet or telephone any time after delivering your proxy or voting instruction card; or

•	by attending the TowneBank special meeting or the Franklin special meeting and voting in person. In each such case, your attendance alone will not revoke any proxy.

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If you choose either of the first two methods, your notice or new proxy card must be actually received before the voting takes place at the applicable special meeting.

If your shares are held in a stock brokerage account or by a bank or other nominee, you should call your broker or other nominee for additional information.

Q:	What are the material U.S. federal income tax consequences of the merger to Franklin stockholders?

A:	The merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, a holder of Franklin common stock generally will not recognize any gain or loss for U.S. federal income tax purposes as a result of the exchange of the holder’s shares of Franklin common stock for shares of TowneBank common stock pursuant to the merger, except with respect to any cash received instead of fractional shares of TowneBank common stock. For greater detail, see “Material U.S. Federal Income Tax Consequences” beginning on page [•]. Tax matters can be complicated and the tax consequences of the merger to you will depend on your particular tax situation. You should consult your tax advisor to determine the specific tax consequences of the merger to you.

Q:	If I am a Franklin stockholder with shares represented by stock certificates, should I send in my Franklin stock certificates now?

A:	No. Please do not send your stock certificates with your proxy card.

If you are a holder of Franklin stock, you will receive written instructions from the exchange agent within five business days after the merger is completed on how to exchange your Franklin stock certificates for TowneBank stock certificates and receive your check in lieu of any fractional shares of TowneBank common stock.

Q:	What should I do if I hold my shares of Franklin common stock in book-entry form?

A:	After the completion of the merger, TowneBank will send you instructions on how to exchange your shares of Franklin common stock held in book-entry form for shares of TowneBank common stock in book-entry form and receive your check in lieu of fractional shares of TowneBank common stock.

Q:	What happens if I sell or transfer ownership of shares of Franklin common stock after the record date for the Franklin special meeting?

A:	The record date for the Franklin special meeting is earlier than the expected date of completion of the merger. Therefore, if you sell or transfer ownership of your shares of Franklin common stock after the record date for the Franklin special meeting, but prior to the merger, you will retain the right to vote at the special meeting, but the right to receive the merger consideration will transfer with the shares of Franklin common stock.

Q:	Who should I contact if I have any questions about the proxy materials or voting?

A:	If you have any questions about the merger or if you need assistance in submitting your proxy or voting your shares or need additional copies of the joint proxy statement/prospectus or the enclosed proxy card:

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•	if you are a TowneBank stockholder, you should contact TowneBank’s Corporate Secretary by calling (757) 638-6780 or by writing to TowneBank, 6001 Harbour View Boulevard, Suffolk, Virginia 23435, Attention: Corporate Secretary. You may also obtain more information about the merger and the proxy materials by contacting Regan & Associates, Inc., TowneBank’s proxy solicitor, at 1-800-737-3426.

•	if you are a Franklin stockholder, you should contact Franklin’s Corporate Secretary by calling (804) 967-7023 or by writing to Franklin Financial Corporation, 4501 Cox Road, Glen Allen, Virginia 23060, Attention: Corporate Secretary. You may also obtain more information about the merger and the proxy materials by contacting Regan & Associates, Inc., Franklin’s proxy solicitor, at 1-800-737-3426.

If your shares are held in a stock brokerage account or by a bank or other nominee, you should call your broker or other nominee for additional information.

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SUMMARY

This summary highlights selected information from this joint proxy statement/prospectus. We urge you to read carefully the joint proxy statement/prospectus and the other documents to which this joint proxy statement/prospectus refers to understand fully the merger and the other matters to be considered at the special meetings. See “Where You Can Find More Information” beginning on page [•]. Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties to the Merger (pages [•] and [•])

TowneBank

TowneBank is a Virginia chartered commercial bank headquartered in Portsmouth, Virginia providing diversified financial services through its banking and non-banking divisions and subsidiaries. TowneBank currently operates 28 financial services offices in its primary market area, which is the Greater Hampton Roads region in southeastern Virginia and northeastern North Carolina. As of June 30, 2014, TowneBank had total consolidated assets of approximately $4.9 billion, total consolidated loans, net of unearned income, of approximately $3.3 billion, total consolidated deposits of approximately $3.8 billion and consolidated stockholders’ equity of approximately $596.0 million.

The principal executive offices of TowneBank are located at 5716 High Street, Portsmouth, Virginia 23703, and its telephone number is (757) 638-7500. TowneBank’s website can be accessed at https://www.townebank.com. Information contained on TowneBank’s website does not constitute part of, and is not incorporated into, this joint proxy statement/prospectus. TowneBank’s common stock is traded on the NASDAQ Global Select Market under the symbol “TOWN.” Additional information about TowneBank is included in documents incorporated by reference in this joint proxy statement/prospectus. See “Where You Can Find More Information.”

Franklin Financial Corporation and Franklin Federal Savings Bank

Franklin Financial Corporation is a savings and loan holding company headquartered in Glen Allen, Virginia providing traditional financial services through its wholly-owned federally chartered savings bank subsidiary, Franklin Federal Savings Bank. Franklin Bank currently operates eight full-service banking offices serving the Richmond, Virginia metropolitan area. As of June 30, 2014, Franklin had total consolidated assets of approximately $1.1 billion, total consolidated loans, net of unearned income, of approximately $543.8 million, total consolidated deposits through Franklin Bank of approximately $684.5 million and consolidated stockholders’ equity of approximately $244.7 million.

The principal executive offices of Franklin are located at 4501 Cox Road, Glen Allen, Virginia 23060, and its telephone number is (804) 967-7000. Franklin’s website can be accessed at https://www.franklinfederal.com. Information contained on Franklin’s website does not constitute part of, and is not incorporated into, this joint proxy statement/prospectus. Franklin’s common stock is traded on the NASDAQ Global Select Market under the symbol “FRNK.” Additional information about Franklin is included in documents incorporated by reference in this joint proxy statement/prospectus. See “Where You Can Find More Information.”

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The Merger (page [•])

TowneBank and Franklin Financial Corporation are proposing a combination of our companies through a merger of Franklin Financial Corporation and Franklin Federal Savings Bank, the wholly-owned bank subsidiary of Franklin, with and into TowneBank, pursuant to the terms and conditions of the merger agreement. The parties expect to complete the merger in early January 2015. The merger agreement is attached to this joint proxy statement/prospectus as Appendix A. We encourage you to read the merger agreement because it is the legal document that governs the merger.

Consideration to be Received in the Merger by Franklin Stockholders (page [•])

In the proposed merger, holders of Franklin common stock will receive 1.40 shares of TowneBank common stock for each of their shares of Franklin common stock outstanding on the effective date of the merger and cash in lieu of any fractional shares. The number of shares of TowneBank common stock delivered for each share of Franklin common stock in the merger is referred to as the “exchange ratio.” This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing of the merger. Based on the closing sale price for TowneBank common stock on the NASDAQ Global Select Market on July 14, 2014 ($16.46), the last trading day before public announcement of the merger, the 1.40 exchange ratio represented approximately $23.04 in value for each share of Franklin common stock or approximately $275.0 million in the aggregate. Based on the closing sale price for TowneBank common stock on the NASDAQ Global Select Market on [•], 2014 ($[•]), the last trading day before the date of this joint proxy statement/prospectus, the 1.40 exchange ratio represented approximately $[•] in value for each share of Franklin common stock or approximately $[•] million in the aggregate. It is expected that existing holders of Franklin common stock will own approximately 31% of TowneBank’s outstanding common stock, on a fully diluted basis, after the merger.

Shares of TowneBank common stock held by TowneBank stockholders will remain unchanged in the merger. It is expected that existing holders of TowneBank common stock will own approximately 69% of TowneBank’s outstanding common stock, on a fully diluted basis, after the merger.

Treatment of Franklin Stock Options and Restricted Stock Awards (page [•])

Stock Options. In the merger, each option to purchase shares of Franklin common stock, whether vested or unvested, that is outstanding immediately prior to the effective date of the merger will be converted into cash in an amount equal to the product of (i) the average of the closing price per share of TowneBank common stock for a specified period prior to the closing date of the merger multiplied by the exchange ratio minus the per share exercise price of such option, and (ii) the number of shares of Franklin common stock subject to such option.

Restricted Stock Awards. In the merger, all outstanding Franklin restricted stock awards will vest (if not already vested) and the restrictions thereon will lapse in accordance with the agreement relating to such award, and, as of the effective time of the merger, each share of Franklin common stock that was formerly a Franklin restricted stock award will be converted into 1.40 shares of TowneBank common stock.

Dividend Information (pages [•] and [•])

TowneBank is currently paying a quarterly cash dividend on shares of its common stock at a rate of $0.11 per share, and has consistently paid a dividend on its common stock since 2003. TowneBank has no current intention to change its dividend strategy of paying a quarterly cash dividend, but has and will continue to evaluate that decision based on a quarterly review of earnings, growth, capital and such other factors that the TowneBank board of directors considers relevant to the dividend decision process. Since its organization, Franklin has not paid a regular quarterly cash dividend on shares of its common stock but paid a special one-time dividend of $0.45 per share in November 2012.

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Material U.S. Federal Income Tax Consequences (page [•])

The merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the limitations and qualifications described in “Material U.S. Federal Income Tax Consequences” (page [•]), for U.S. federal income tax purposes, the merger generally will be tax-free to Franklin stockholders as to the shares of TowneBank common stock they receive in the merger. However, Franklin stockholders may recognize gain or loss in connection with cash received instead of any fractional shares of TowneBank common stock they would otherwise be entitled to receive. Additionally, it is a condition to Franklin’s and TowneBank’s obligations to complete the merger that they each receive a legal opinion from LeClairRyan, A Professional Corporation that the merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368 of the Code. This opinion, however, will not bind the Internal Revenue Service, which could take a different view.

The tax consequences of the merger to you will depend on your own situation and the consequences described in this joint proxy statement/prospectus may not apply to you. Franklin stockholders will also be required to file certain information with their federal income tax returns and to retain certain records with regard to the merger. In addition, you may be subject to state, local or foreign tax laws and consequences that are not addressed in this joint proxy statement/prospectus. You are urged to consult with your own tax advisor for a full understanding of the tax consequences of the merger to you.

TowneBank’s Board of Directors Unanimously Recommends that TowneBank Stockholders Vote “FOR” the TowneBank Merger Proposal and “FOR” the Adjournment Proposal (page [•])

TowneBank’s board of directors has determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are in the best interests of TowneBank and its stockholders and has unanimously approved the merger agreement. The TowneBank board of directors unanimously recommends that TowneBank stockholders vote “FOR” the TowneBank merger proposal and “FOR” the TowneBank adjournment proposal. In making its recommendations, a number of substantive reasons were considered by the TowneBank board, including, among others:

•	the attractiveness and growth potential of the Richmond market and the fact that it is a natural strategic expansion of TowneBank’s banking franchise that currently extends westward along the I-64 corridor to the Williamsburg market;

•	the opportunity to enter the Richmond market with an acquisition of significant size and scale involving a well-respected, high-quality, locally-based financial institution;

•	TowneBank’s and its financial advisor’s expectations and analyses of cost synergies, earnings accretion, tangible book value dilution and internal rate of return, among other metrics;

•	TowneBank’s belief that the merger will accelerate TowneBank’s achievement of its financial performance goals; and

•	the strong capital positions maintained by TowneBank and Franklin prior to the merger and the anticipated strong capital position for the combined entity following the merger.

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TowneBank also considered the oral opinion of Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) delivered to the TowneBank board of directors on July 14, 2014 (which was subsequently confirmed in writing by delivery of Sandler O’Neill’s written opinion dated July 14, 2014) to the effect that, as of that date, and subject to and based on the various assumptions, considerations, qualifications and limitations set forth in the opinion, the exchange ratio in the merger agreement is fair, from a financial point of view, to TowneBank. For additional discussion of the factors considered by TowneBank’s board of directors in reaching its decision to approve the merger agreement, see “The Merger – TowneBank’s Reasons for the Merger; Recommendation of TowneBank’s Board of Directors.”

Franklin’s Board of Directors Unanimously Recommends that Franklin Stockholders Vote “FOR” the Franklin Merger Proposal and “FOR” the Other Proposals (page [•])

Franklin’s board of directors has determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are in the best interests of Franklin and its stockholders and has unanimously approved the merger agreement. The Franklin board of directors unanimously recommends that Franklin stockholders vote “FOR” the Franklin merger proposal, “FOR” the articles amendment proposal, “FOR” the compensation proposal and “FOR” the Franklin adjournment proposal. In making its recommendations, a number of substantive reasons were considered by the Franklin board, including, among others:

•	the attractiveness of affiliating with a company with a strong, diversified and proven business model that has the products, services and management depth to expand in the Richmond market;

•	the attractiveness of affiliating with a company that has the ability to quickly deploy Franklin’s excess capital and produce a projected higher return on equity for Franklin’s stockholders;

•	the ability to replace Franklin’s three members of executive management who have reached retirement age with minimum leadership change risk;

•	the merger synergies from affiliation with a higher performing company;

•	the challenge of effectively competing in a prolonged low interest rate environment in an industry with declining net interest margins and increasingly burdensome regulatory costs;

•	TowneBank’s financial condition, earnings, business, operations, asset quality and prospects, taking into account the results of Franklin’s due diligence investigation of TowneBank;

•	the current and prospective environment in the financial services industry, including national and local economic conditions, competition and consolidation in the financial services industry, the regulatory and compliance environment, and the likely effect of the foregoing factors on Franklin with and without the merger;

•	the fact that the merger will create a Virginia-based bank with approximately $5.9 billion in assets, making the combined company the second largest community bank based in Virginia by asset size; and

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•	the strong capital positions maintained by TowneBank and Franklin prior to the merger and the anticipated strong capital position for the combined entity following the merger that will support future growth and capital management strategies and allow the deployment of Franklin’s excess capital more efficiently and effectively.

Franklin also considered the oral opinion of Keefe, Bruyette & Woods, Inc. (“KBW”) rendered to the Franklin board of directors on July 14, 2014 (which was subsequently confirmed in writing by delivery of KBW’s written opinion dated July 14, 2014) with respect to the fairness of the exchange ratio in the merger pursuant to the merger agreement, from a financial point of view, to the holders of Franklin common stock. For additional discussion of the factors considered by Franklin’s board of directors in reaching its decision to approve the merger agreement, see “The Merger – Franklin’s Reasons for the Merger; Recommendation of Franklin’s Board of Directors.”

Opinion of TowneBank’s Financial Advisor (page [•])

At the July 14, 2014 meeting of the TowneBank board of directors, Sandler O’Neill & Partners, L.P. rendered its oral opinion to the TowneBank board of directors, which was subsequently confirmed by delivery of its written opinion dated July 14, 2014 to the TowneBank board of directors, as of such date and based upon and subject to, assumptions, qualifications, limitations and other matters considered in connection with the preparation of its opinion that the exchange ratio provided for in the merger agreement was fair, from a financial point of view, to TowneBank.

A copy of the fairness opinion, setting forth the information reviewed, assumptions made and matters considered by Sandler O’Neill, is attached to this joint proxy statement/prospectus as Appendix B. We encourage you to read carefully the entire opinion of Sandler O’Neill. The opinion of Sandler O’Neill has not been updated prior to the date of this joint proxy statement/prospectus and does not reflect any change in circumstances after July 14, 2014.

Sandler O’Neill’s opinion as to the fairness, from a financial point of view, of the exchange ratio to TowneBank was provided to the TowneBank board of directors in connection with its evaluation of the exchange ratio from a financial point of view, does not address any other aspect of the merger and does not constitute a recommendation to any TowneBank stockholder as to how to vote or act with respect to the merger.

Opinion of Franklin’s Financial Advisor (page [•])

At the July 14, 2014 meeting of the Franklin board of directors, Keefe, Bruyette & Woods, Inc. rendered its oral opinion to the Franklin board of directors, which was subsequently confirmed by delivery of its written opinion dated July 14, 2014 to the Franklin board of directors, as of such date and based upon and subject to, assumptions, qualifications, limitations and other matters considered in connection with the preparation of its opinion that the exchange ratio in the merger pursuant to the merger agreement is fair, from a financial point of view, to the holders of Franklin common stock.

A copy of the fairness opinion, setting forth the information reviewed, assumptions made and matters considered by KBW, is attached to this joint proxy statement/prospectus as Appendix C. We encourage you to read carefully the entire opinion of KBW. The opinion of KBW has not been updated prior to the date of this joint proxy statement/prospectus and does not reflect any change in circumstances after July 14, 2014.

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KBW’s opinion as to the fairness, from a financial point of view, of the exchange ratio to the holders of Franklin common stock was provided to the Franklin board of directors in connection with its evaluation of the exchange ratio from a financial point of view, does not address any other aspect of the merger and does not constitute a recommendation to any Franklin stockholder as to how to vote or act with respect to the merger. See “The Merger – Opinion of Franklin’s Financial Advisor” beginning on page [•].

Regulatory Approvals (page [•])

TowneBank, Franklin and Franklin Bank cannot complete the merger without prior approval from the FDIC, the Virginia State Corporation Commission (the “Virginia SCC”) and the Office of the Comptroller of the Currency (the “OCC”). On August 28 and 29, 2014, TowneBank filed applications with the FDIC and the Virginia SCC seeking their approval of the merger and Franklin Bank filed a notification with the OCC with respect to the merger.

As of the date of this joint proxy statement/prospectus, we have not yet received the required approvals. While we do not know of any reason why we would not be able to obtain the necessary approvals in a timely manner, we cannot be certain when or if we will receive them.

Conditions to Completion of the Merger (page [•])

The parties’ respective obligations to complete the merger are subject to the fulfillment or waiver of certain conditions, including the following:

•	approval of the TowneBank merger proposal and the Franklin merger proposal by stockholders of TowneBank and Franklin, respectively;

•	approval of the articles amendment proposal by the Franklin stockholders;

•	approval of the merger by the necessary federal and state regulatory authorities;

•	the absence of any statute, rule, regulation, judgment, decree, injunction or other order of a court, regulatory agency or other governmental authority that prohibits the completion of the merger;

•	the joint proxy statement/prospectus has been cleared by the SEC and FDIC for use in definitive form and it is not subject to any stop order or any threatened stop order;

•	approval from the NASDAQ Stock Market for the listing on the NASDAQ Global Select Market of the shares of TowneBank common stock to be issued in the merger;

•	the receipt by TowneBank and Franklin from LeClairRyan, A Professional Corporation, TowneBank’s outside legal counsel, of a written legal opinion to the effect that the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code;

•	the accuracy of the other parties’ representations and warranties in the merger agreement, subject to the material adverse effect standard in the merger agreement;

•	each party’s performance, in all material respects, of its obligations under the merger agreement; and

•	such other conditions customary to merger transactions.

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In addition, TowneBank’s obligation to complete the merger is subject to the satisfaction or waiver of the condition that Franklin must have total common stockholders’ equity, as calculated for purposes of the merger agreement, of not less than $240.0 million as of the month-end prior to the closing date of the merger.

Where the merger agreement and/or law permits, TowneBank or Franklin and Franklin Bank could choose to waive a condition to its obligation to complete the merger even if that condition has not been satisfied. We cannot be certain when, or if, the conditions to the merger will be satisfied or waived or that the merger will be completed.

Timing of the Merger (page [•])

TowneBank and Franklin expect to complete the merger after all conditions to the merger in the merger agreement are satisfied or waived, including after stockholder approvals are received at the respective special meetings of TowneBank and Franklin and the continuation of all required regulatory approvals. We currently expect to complete the merger in early January 2015. However, it is possible that factors outside of either party’s control could require us to complete the merger at a later time or not to complete it at all.

Interests of Certain Franklin Directors and Executive Officers in the Merger (page [•])

Some of the directors and executive officers of Franklin have interests in the merger that differ from, or are in addition to, their interests as stockholders of Franklin. These interests exist because of, among other things:

•	the potential receipt by certain executive officers of Franklin of change in control, severance or termination payments;

•	Richard T. Wheeler, Jr., current chairman of the board, president and chief executive officer of Franklin, will be appointed to the TowneBank board of directors and receive compensation for his service as a TowneBank director;

•	the offer to certain other Franklin directors of a position on TowneBank’s advisory board of directors for the Richmond market and any such directors who accept such position receiving compensation for such service;

•	an aggregate of 983,000 vested and unvested options to purchase shares of Franklin common stock are held by directors and executive officers of Franklin, and, as a result of the merger, the vesting of the unvested options upon the merger and based on the most recent closing stock price of TowneBank common stock before the date of this joint proxy statement/prospectus, the receipt by such individuals of an aggregate cash amount for such options, taking into consideration the exercise prices of the options, of approximately $[•];

•	the accelerated vesting of unvested restricted stock awards held by executive officers and directors of Franklin, with an aggregate value of approximately $5,218,338, assuming a value of $20.85 per share of Franklin common stock (the average closing market price of Franklin common stock over the first five business days following the first public announcement of the merger); and

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•	the agreement by TowneBank to indemnify the officers and directors of Franklin against certain liabilities arising before the effective date of the merger and TowneBank’s purchase of a six year “tail” prepaid policy for the current officers and directors of Franklin, subject to an annual cap equal to 250% of Franklin’s current annual premium.

The members of the Franklin board of directors knew about these additional interests and considered them when they approved the merger agreement and the merger. See “The Merger – Interests of Certain Franklin Directors and Executive Officers in the Merger” on page [•].

No Solicitation (page [•])

Franklin has agreed that, while the merger agreement is in effect, it will not directly or indirectly:

•	solicit, initiate or knowingly encourage any “acquisition proposal” (as defined in the merger agreement);

•	enter into or otherwise participate in any discussions or negotiations regarding any acquisition proposal;

•	furnish to any person or entity any information concerning Franklin, or provide access to its properties, books and records in connection with any acquisition proposal; or

•	propose, agree or publicly announce an intention to take any of the foregoing actions or any other action which would reasonably be expected to lead to an acquisition proposal.

The merger agreement does not, however, prohibit Franklin from considering an unsolicited bona fide acquisition proposal from a third party if certain specified conditions are met.

Termination of the Merger Agreement (page [•])

The merger agreement may be terminated and the merger abandoned by TowneBank, Franklin and Franklin Bank at any time before the merger is completed by mutual consent of the parties. In addition, the merger agreement may be terminated and the merger abandoned by TowneBank or Franklin and Franklin Bank at any time before the merger if:

•	any required regulatory approval has been denied by the relevant governmental authority and such denial has become final and nonappealable, or a final nonappealable order, injunction or decree has been issued by a governmental authority permanently enjoining or otherwise prohibiting the completion of the merger or the other transactions contemplated in the merger agreement;

•	the merger has not been completed by April 30, 2015, unless the failure to complete the merger was caused by the failure of the party seeking to terminate the merger agreement to perform the covenants and agreements of such party in the merger agreement; or

•	the Franklin stockholders do not approve the Franklin merger proposal and the articles amendment proposal or the TowneBank stockholders do not approve the TowneBank merger proposal.

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The merger agreement may be terminated and the merger abandoned by Franklin and Franklin Bank at any time before the merger:

•	if TowneBank breaches or fails to perform any representation, warranty, covenant or agreement contained in the merger agreement that would cause the failure of the closing conditions to be met by TowneBank and the breach or failure to perform is not cured within 30 days following written notice to TowneBank or by its nature cannot be cured within such time period;

•	in order to enter into a definitive agreement with respect to a superior proposal, if such proposal has been received and considered by Franklin board in compliance with the applicable terms of the merger agreement; or

•	if TowneBank’s board (i) fails to include in the joint proxy statement/prospectus its recommendation that stockholders approve the merger agreement or withdraws, modifies or qualifies in any manner adverse to Franklin and Franklin Bank such recommendation, or (ii) breaches its obligations to call a special meeting of stockholders to consider the TowneBank merger proposal or fails to prepare and mail to TowneBank stockholders the joint proxy statement/prospectus, unless Franklin effects a change of recommendation (as defined in the merger agreement) or fails to include the Franklin board’s recommendation that stockholders approve the merger agreement and the articles amendment in the joint proxy statement/prospectus.

The merger agreement may be terminated and the merger abandoned by TowneBank at any time before the merger if:

•	Franklin breaches or fails to perform any representation, warranty, covenant or agreement contained in the merger agreement that would cause the failure of the closing conditions to be met by Franklin described above and the breach or failure to perform is not cured within 30 days following written notice to Franklin or by its nature cannot be cured within such time period;

•	Franklin’s board (i) effects a change of recommendation, as described above (including by, in the case of a tender or exchange offer, failing to promptly recommend rejection of such offer), or (ii) fails to include its recommendation that stockholders approve the merger agreement and the articles amendment in the joint proxy statement/prospectus; or

•	Franklin or its representatives breach Franklin’s obligations regarding the non-solicitation provisions and/or the provisions regarding the consideration of a superior proposal in the merger agreement and Franklin, subsequent to such breach but prior to the Franklin special meeting, has received an acquisition proposal, and thereafter Franklin stockholders do not approve the Franklin merger proposal and the articles amendment proposal.

Termination Fee and Expenses (pages [•] and [•])

TowneBank or Franklin must pay the other a termination fee of $11.0 million if the merger agreement is terminated by either party under certain specified circumstances. The termination and payment circumstances are more fully described elsewhere in this joint proxy statement/prospectus. See “The Merger Agreement – Termination Fee” on page [•] and in Article VIII of the merger agreement.

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In general, whether or not the merger is completed, TowneBank and Franklin will each pay its respective expenses incident to preparing, entering into and carrying out the terms of the merger agreement. The parties will share the costs of printing and mailing this joint proxy statement/prospectus.

Amendment to Franklin’s Articles of Incorporation (page [•])

Under Virginia law, a Virginia chartered bank like TowneBank can only merge with an entity that is chartered with banking powers under federal or state law. In order to facilitate the merger of Franklin into TowneBank, the parties have agreed that Franklin seek stockholder approval of an amendment to its articles of incorporation to amend Article II, Purpose, therein so as to provide Franklin with banking powers under Virginia law solely for the purpose of consummating the merger. If the stockholders of either TowneBank or Franklin do not approve the TowneBank merger proposal or the Franklin merger proposal, respectively, Franklin will not amend its articles of incorporation, even if Franklin stockholders approve the articles amendment proposal. The form of the amendment to Franklin’s articles of incorporation amending the purpose article therein so as to provide Franklin with banking powers under Virginia law is attached as Appendix D to this joint proxy statement/prospectus.

The TowneBank Special Meeting (page [•])

The TowneBank special meeting will be held on [•], 2014 at [•]:[•][•].m. local time, at Towne University, located at 6009 Harbour View Boulevard, Suffolk, Virginia.

At the special meeting, the stockholders of TowneBank will be asked to vote on the following matters:

•	the TowneBank merger proposal; and

•	the TowneBank adjournment proposal.

The Franklin Special Meeting (page [•])

The Franklin special meeting will be held on [•], 2014 at [•]:[•][•].m. local time, at The Cultural Arts Center at Glen Allen, 2880 Mountain Road, Glen Allen, Virginia.

At the special meeting, the stockholders of Franklin will be asked to vote on the following matters:

•	the Franklin merger proposal;

•	the articles amendment proposal;

•	the compensation proposal; and

•	the Franklin adjournment proposal.

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TowneBank Special Meeting – Record Date and Votes Required (page [•])

You can vote at the TowneBank special meeting of stockholders if you owned TowneBank common stock at the close of business on [•], 2014. On that date, TowneBank had [•] shares of common stock outstanding and entitled to vote. For each proposal presented at the TowneBank special meeting, a stockholder can cast one vote for each share of TowneBank common stock owned on the record date.

The votes required to approve the proposals at the TowneBank special meeting are as follows:

•	The TowneBank merger proposal requires the affirmative vote of a majority of the outstanding shares of TowneBank common stock entitled to vote on the proposal.

•	The TowneBank adjournment proposal requires the affirmative vote of a majority of the shares cast and entitled to vote on the proposal, whether or not a quorum is present.

Franklin Special Meeting – Record Date and Votes Required (page [•])

You can vote at the Franklin special meeting of stockholders if you owned Franklin common stock at the close of business on [•], 2014. On that date, Franklin had [•] shares of common stock outstanding and entitled to vote. For each proposal presented at the Franklin special meeting, a stockholder can cast one vote for each share of Franklin common stock owned on the record date.

The votes required to approve the proposals at the Franklin special meeting are as follows:

•	The Franklin merger proposal requires the affirmative vote of a majority of the outstanding shares of Franklin common stock entitled to vote on the proposal.

•	The articles amendment proposal requires the affirmative vote of a majority of the outstanding shares of Franklin common stock entitled to vote on the proposal.

•	The compensation proposal, to be obtained on an advisory basis only, requires the affirmative vote of at least a majority of the shares cast and entitled to vote on the proposal.

•	The Franklin adjournment proposal requires the affirmative vote of a majority of the shares cast and entitled to vote on the proposal, whether or not a quorum is present.

Voting Agreements Entered into by Franklin Directors and Executive Officers (page [•])

Each of Franklin’s directors and executive officers has agreed, subject to several conditions and exceptions, to vote all of his or her shares of Franklin common stock in favor of the Franklin merger proposal and the articles amendment proposal and against any competing acquisition proposal. As of [•], 2014, the record date for the Franklin special meeting, directors and executive officers of Franklin and their affiliates owned and are entitled to vote [•] shares of Franklin common stock, or approximately [•]% of the total voting power of the shares of Franklin common stock outstanding on that date, of which [•] shares or [•]% of the total voting power of the shares of Franklin common stock outstanding on that date are subject to voting agreements.

No Appraisal or Dissenters’ Rights (page [•])

Under Virginia law, the stockholders of TowneBank and Franklin are not entitled to appraisal or dissenters’ rights in connection with the merger.

18

Stockholders of TowneBank and Franklin Have Different Rights (page [•])

TowneBank and Franklin are Virginia corporations governed by the Virginia Stock Corporation Act (the “Virginia SCA”). In addition, the rights of TowneBank and Franklin stockholders are governed by their respective articles of incorporation and bylaws. Upon completion of the merger, Franklin stockholders will become stockholders of TowneBank, and as such their stockholder rights will then be governed by the articles of incorporation and bylaws of TowneBank, each as amended, and by the Virginia SCA. The rights of stockholders of TowneBank differ in certain respects from the rights of stockholders of Franklin.

The Merger Will Be Accounted for Under the Acquisition Method of Accounting (page [•])

TowneBank will use the acquisition method of accounting to account for the merger.

Listing of TowneBank Common Stock (page [•])

TowneBank will list the shares of common stock to be issued in the merger on the NASDAQ Global Select Market, the market on which TowneBank’s common shares are currently listed.

Market Prices and Share Information (page [•])

TowneBank’s common stock is listed on the NASDAQ Global Select Market under the symbol “TOWN” and Franklin’s common stock is listed on the NASDAQ Global Select Market under the symbol “FRNK.” The following table sets forth the closing sale prices per share of TowneBank common stock and Franklin common stock as reported on the NASDAQ Global Select Market on July 14, 2014, the last trading day before we announced the signing of the merger agreement, and on [•], 2014, the last trading day before the date of this joint proxy statement/prospectus.

	TowneBank Common Stock		Franklin Common Stock

July 14, 2014		$16.46		$21.90
[•], 2014	$	[•]	$	[•]

TowneBank cannot assure Franklin stockholders that its stock price will continue to trade at or above the prices shown in the table above. You should obtain current stock price quotations for TowneBank common stock and Franklin common stock from a newspaper, via the Internet or by calling your broker.

Risk Factors (page [•])

You should consider all the information contained in or incorporated by reference into this joint proxy statement/prospectus in deciding how to vote for the proposals presented in the joint proxy statement/prospectus. In particular, you should consider the factors under “Risk Factors.”

19

SELECTED HISTORICAL FINANCIAL DATA OF TOWNEBANK

The following table sets forth certain of TowneBank’s consolidated financial data as of the end of and for each of the years in the five-year period ended December 31, 2013 and as of and for the six months ended June 30, 2014 and 2013. The historical consolidated financial information as of the end of and for each of the years in the five-year period ended December 31, 2013, is derived from TowneBank’s audited consolidated financial statements, which are incorporated by reference into this joint proxy statement/prospectus. The consolidated financial information as of and for the six-month periods ended June 30, 2014 and 2013 is derived from TowneBank’s unaudited consolidated financial statements, which are incorporated by reference into this joint proxy statement/prospectus. In TowneBank’s opinion, such unaudited consolidated financial statements include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of its financial position and results of operations for such periods. Interim results for the six months ended June 30, 2014 are not necessarily indicative of, and are not projections for, the results to be expected for the full year ending December 31, 2014.

The selected historical financial data below is only a summary and should be read in conjunction with the consolidated financial statements that are incorporated by reference into this joint proxy statement/prospectus and their accompanying notes.

TowneBank
	As of and For the Six Months Ended June 30, (Unaudited)		As of and For the Year Ended December 31,
	2014	2013	2013	2012	2011	2010	2009
	(Amounts in thousands, except per share information)

Results of Operations:
Interest and dividend income	$85,001	$84,494	$170,290	$173,506	$172,473	$169,195	$161,081
Interest expense	13,271	13,207	26,395	29,222	36,251	46,560	60,738
Net interest income	71,730	71,287	143,895	144,284	136,222	122,635	100,343
Provision for loan losses	(503)	3,369	4,248	16,155	13,602	22,565	12,891
Net interest income after provision for loan losses	72,233	67,918	139,647	128,129	122,620	100,070	87,452
Noninterest income	48,013	48,614	90,528	84,189	67,733	66,050	62,738
Noninterest expenses	85,749	84,414	168,792	158,749	144,820	122,745	111,791
Income before income taxes and noncontrolling interest	34,497	32,118	61,383	53,569	45,533	43,375	38,399
Income tax expense	10,337	9,073	17,135	13,964	12,726	12,456	11,647
Net income	$24,160	$23,045	$44,248	$39,605	$32,807	$30,919	$26,752
Net (income) loss attributable to noncontrolling interest	(1,352)	(1,375)	(2,486)	(1,674)	514	(643)	7
Net income attributable to TowneBank	$22,808	$21,670	$41,762	$37,931	$33,321	$30,276	$26,759

Balance Sheet Data:
Assets	$4,909,843	$4,595,087	$4,672,997	$4,405,923	$4,081,770	$3,871,018	$3,606,451
Loans, net of unearned income	3,326,850	3,180,110	3,235,989	3,133,507	2,793,193	2,731,352	2,565,910
Deposits	3,795,829	3,510,067	3,567,104	3,380,052	3,190,787	2,954,514	2,561,702
Total equity	604,812	571,388	585,318	559,879	520,489	499,512	464,321

Ratios:
Return on average assets	0.97%	0.99%	0.93%	0.90%	0.83%	0.81%	0.78%
Return on average equity	7.71%	7.68%	7.27%	6.95%	6.51%	6.17%	6.12%
Return on average assets - tangible	1.03%	1.02%	0.95%	93.00%	0.86%	0.84%	0.80%
Return on average equity - tangible	10.03%	9.70%	9.18%	8.79%	8.37%	7.72%	7.52%
Efficiency ratio (FTE)	71.57%	70.64%	72.19%	70.41%	72.31%	67.18%	73.58%
Common equity to total assets	10.41%	9.31%	10.70%	9.71%	10.48%	11.05%	11.86%
Tangible common equity / tangible assets	8.15%	6.96%	8.34%	6.99%	6.67%	6.67%	6.44%

20

TowneBank

	As of and For the Six Months Ended June 30, (Unaudited)				As of and For the Year Ended December 31,
	2014		2013		2013		2012		2011		2010		2009
	(Amounts in thousands, except per share information)

Asset Quality:
Allowance for loan losses	$35,786		$39,037		$38,380		$40,427		$39,740		$38,660		$33,793
Nonaccrual loans	$7,501		$11,746		$12,753		$40,691		$55,801		$57,167		$42,150
Other real estate owned	$42,404		$47,596		$39,534		$30,297		$29,819		$20,452		$2,043
ALL / total outstanding loans	1.08%		1.23%		1.19%		1.29%		1.42%		1.42%		1.32%
ALL / nonperforming loans	477.08%		332.34%		300.95%		99.35%		71.22%		67.63%		80.17%
NPLs / total outstanding loans	0.23%		0.37%		1.12%		1.61%		2.10%		2.01%		1.23%
Net charge-offs /average outstanding loans (annualized)	0.11%		0.31%		0.20%		0.52%		0.46%		0.67%		0.27%

Per Share Data:
Earnings per share, basic	$0.64		$0.60		$1.14		$1.03		$0.77		$0.72		$0.65
Earnings per share, diluted	$0.64		$0.60		$1.14		$1.03		$0.76		$0.71		$0.64
Cash dividends paid	$0.21		$0.18		$0.38		$0.33		$0.31		$0.31		$0.31
Book value per common share	$14.63		$13.38		$14.39		$13.30		$12.65		$12.10		$11.52
Price to earnings ratio, diluted	12.27	x	12.27	x	13.50	x	15.04	x	16.11	x	22.38	x	18.25	x
Price to book value ratio	1.07	x	1.10	x	1.07	x	1.16	x	0.97	x	1.31	x	1.01	x
Dividend payout ratio	32.81%		30.00%		33.33%		32.04%		40.79%		43.66%		48.44%
Weighted average shares outstanding, basic	35,108,273		31,782,314		32,863,962		30,772,130		29,773,173		28,376,422		25,126,604
Weighted average shares outstanding, diluted	35,159,528		31,826,924		32,920,288		31,043,620		30,894,444		29,486,269		26,713,865

21

SELECTED HISTORICAL FINANCIAL DATA OF FRANKLIN

The following table sets forth certain of Franklin’s consolidated financial data as of the end of and for each of the years in the five-year period ended September 30, 2013 and as of and for the nine months ended June 30, 2014 and 2013. The historical consolidated financial information as of the end of and for each of the years in the five-year period ended September 30, 2013, is derived from Franklin’s audited consolidated financial statements, which are incorporated by reference into this joint proxy statement/prospectus. The consolidated financial information as of and for the nine-month periods ended June 30, 2014 and 2013 is derived from Franklin’s unaudited consolidated financial statements, which are incorporated by reference into this joint proxy statement/prospectus. In Franklin’s opinion, such unaudited consolidated financial statements include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of its financial position and results of operations for such periods. Interim results for the nine months ended June 30, 2014 are not necessarily indicative of, and are not projections for, the results to be expected for the full year ending September 30, 2014.

The selected historical financial data below is only a summary and should be read in conjunction with the consolidated financial statements that are incorporated by reference into this joint proxy statement/prospectus and their accompanying notes.

Franklin Financial Corporation

	As of and For the Nine Months Ended June 30, (Unaudited)		As of and For the Year Ended September 30,
	2014	2013	2013	2012	2011	2010	2009
	(Amounts in thousands, except per share information)

Operating Data:
Interest and dividend income	$31,089	$29,699	$39,790	$43,573	$45,934	$48,617	$53,117
Interest expense	10,530	10,671	14,134	16,370	19,398	24,335	33,478
Net interest income	20,559	19,028	25,656	27,203	26,536	24,282	19,639
Provision for loan losses	1,338	532	525	(1,149)	3,744	9,256	3,843
Net interest income after provision for loan losses	19,221	18,496	25,131	28,352	22,792	15,026	15,796
Noninterest income (expense)
Impairment of securities reflected in income	(575)	(333)	(435)	(4,665)	(2,572)	(7,629)	(19,997)
Gains on sales of securities, net	4,976	1,618	1,716	63	243	2,045	6,303
Other noninterest income	3,181	3,748	4,662	4,533	2,656	3,061	3,839
Total noninterest income (expense)	7,582	5,033	5,943	(69)	327	(2,523)	(9,855)
Other noninterest expense	14,382	13,904	18,525	17,063	20,936	13,554	13,682

Income (loss) before provision for income taxes	12,421	9,625	12,549	11,220	2,183	(1,051)	(7,741)
Income tax expense (benefit)	2,716	2,939	3,203	4,739	752	30	(426)
Net income (loss)	$9,705	$6,686	$9,346	$6,481	$1,431	$(1,081)	$(7,315)

Balance Sheet Data:
Total assets	$1,110,176	$1,050,630	$1,059,321	$1,070,781	$1,096,977	$971,055	$1,009,596
Cash and cash equivalents	144,216	129,309	98,914	119,879	115,749	97,909	62,783
Securities available for sale	228,632	331,521	304,998	394,179	396,809	276,643	315,835
Securities held to maturity	111,445	16,061	70,249	20,372	25,517	35,518	48,633
Loans, net	533,338	496,532	511,183	450,465	478,423	477,035	507,012
Loans held for sale	—	113	—	1,458	922	2,781	140
Bank owned life insurance	35,109	33,970	34,296	33,008	31,714	30,430	29,507
Deposits	684,508	629,634	646,838	640,304	648,754	647,127	647,362
Federal Home Loan Bank borrowings	174,460	173,162	163,485	172,204	190,000	190,000	230,000
Total stockholders’ equity	244,659	239,160	241,394	249,467	249,558	126,769	123,638

22

Franklin Financial Corporation

	As of and For the Nine Months Ended June 30, (Unaudited)				As of and For the Year Ended September 30,
	2014		2013		2013		2012		2011		2010	2009
	(Amounts in thousands, except per share information)

Ratios:
Return on average assets	1.19%		0.84%		0.88%		0.59%		0.13%		(0.11)%	(0.71)%
Return on average equity	5.32%		3.68%		3.86%		2.52%		0.81%		(0.85)%	(6.27)%
Efficiency ratio	61.59%		64.97%		63.97%		54.09%		48.68%		48.66%	57.07%
Common equity to total assets	22.04%		22.76%		22.79%		23.30%		22.75%		13.05%	12.25%
Tangible common equity / tangible assets	22.04%		22.76%		22.79%		23.30%		22.75%		13.05%	12.25%

Asset Quality:
Allowance for loan losses	$10,448		$9,912		$9,740		$10,284		$14,624		$13,419	$8,524
Nonaccrual loans	$27,727		$41,184		$49,131		$32,567		$42,205		$28,543	$21,193
Other real estate owned	$24,645		$7,049		$6,715		$16,502		$8,627		$11,581	$1,650
ALL / total outstanding loans	1.91%		1.94%		1.86%		2.22%		2.95%		2.72%	1.64%
ALL / nonperforming loans	37.68%		24.07%		19.82%		31.58%		34.65%		45.07%	39.85%
NPLs / total outstanding loans	5.07%		8.08%		9.37%		7.02%		8.50%		6.03%	4.12%
Net charge-offs /average total outstanding loans	0.46%		0.25%		0.22%		0.67%		0.52%		0.86%	0.13%

Per Share Data:
Earnings per share – basic (1)	$0.88		$0.56		$0.80		$0.50		$0.11		N/A	N/A
Earnings per share – diluted (1)	$0.85		$0.56		$0.78		$0.50		$0.11		N/A	N/A
Cash dividends paid	$—		$0.45		$0.45		$—		$—		N/A	N/A
Book value per common share	$20.77		$19.12		$19.70		$18.70		$17.45		N/A	N/A
Price to earnings ratio, diluted	19.15	x	24.12	x	24.31	x	34.12	x	100.36	x	N/A	N/A
Price to book value ratio	1.04	x	0.94	x	0.96	x	0.91	x	0.63	x	N/A	N/A
Dividend payout ratio	—%		80.36%		57.69%		—%		—%		N/A	N/A
Weighted average shares outstanding, basic (1)	11,052		11,850		11,746		13,025		13,177		N/A	N/A
Weighted average shares outstanding, diluted (1)	11,376		12,011		11,926		13,044		13,177		N/A	N/A

(1)	Weighted-average shares used in the calculation of basic and diluted earnings per share were calculated from April 27, 2011 to September 30, 2011 for fiscal 2011.

23

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information combines the historical consolidated financial position and results of operations of TowneBank and Franklin, as an acquisition by TowneBank of Franklin using the acquisition method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes. Under the acquisition method of accounting, the assets and liabilities of Franklin will be recorded by TowneBank at their respective fair values as of the date the merger is completed. The pro forma financial information should be read in conjunction with the Quarterly Reports on Form 10-Q for the period ended June 30, 2014 of both TowneBank and Franklin, the Annual Report on Form 10-K and the Annual Report to Stockholders for the year ended December 31, 2013 of TowneBank, and the Annual Report on Form 10-K for the fiscal year ended September 30, 2013 for Franklin, which are incorporated by reference herein. See “Selected Historical Financial Data of TowneBank” on page [•], “Selected Historical Financial Data of Franklin” on page [•], “Information About TowneBank” on page [•], “Information About Franklin Financial Corporation” on page [•], and “Where You Can Find More Information” on page [•].

The merger was announced on July 15, 2014. As a result of the merger, the holders of shares of Franklin common stock will receive 1.40 shares of TowneBank common stock for each share of Franklin common stock held immediately prior to the effective date of the merger. Each share of TowneBank common stock outstanding immediately prior to the merger will continue to be outstanding after the merger. Each option to purchase shares of Franklin common stock, whether vested or unvested, that is outstanding immediately prior to the effective date of the merger will be converted into cash in an amount equal to the product of (i) the average of the closing price per share of TowneBank common stock for a specified period prior to the closing date of the merger multiplied by the exchange ratio minus the per share exercise price of such option, and (ii) the number of shares of Franklin common stock subject to such option. All outstanding Franklin restricted stock awards will vest (if not already vested) and the restrictions thereon will lapse in accordance with the agreement relating to such award, and, as of the effective date of the merger, each share of Franklin common stock that was formerly a Franklin restricted stock award will be converted into 1.40 shares of TowneBank common stock.

The merger is intended to be treated as a “reorganization” for federal income tax purposes; TowneBank and Franklin stockholders are not expected to recognize, for federal income tax purposes, any gain or loss on the merger or the receipt of shares of TowneBank common stock. For more information, see “Material U.S. Federal Income Tax Consequences” on page [•].

The unaudited pro forma condensed combined balance sheet gives effect to the merger as if the transaction had occurred on June 30, 2014. The unaudited pro forma condensed combined income statements for the six months ended June 30, 2014 and the year ended December 31, 2013 give effect to the merger as if the transaction had occurred on January 1, 2013.

The unaudited pro forma condensed combined financial information included herein is presented for informational purposes only and does not necessarily reflect the financial results of the combined companies had the companies actually been combined at the beginning of the periods presented. The adjustments included in this unaudited pro forma condensed combined financial information are preliminary and may be revised and may not agree to actual amounts recorded by TowneBank upon consummation of the merger. This financial information does not reflect the benefits of the expected cost savings and expense efficiencies, opportunities to earn additional revenue, potential impacts of current market conditions on revenues or asset dispositions, among other factors, and includes various preliminary estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been consummated on the date or at the beginning of the period indicated or which may be attained in the future. The unaudited pro forma condensed combined financial information should be read in conjunction with and is qualified in its entirety by reference to the historical consolidated financial statements and related notes thereto of TowneBank and its subsidiaries, which are incorporated in this document by reference, and the historical consolidated financial statements and related notes thereto of Franklin and its subsidiaries, which are also incorporated by reference.

24

TOWNEBANK AND FRANKLIN

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of June 30, 2014

(Dollars in thousands)

		Franklin Financial	Merger
	TowneBank	Corporation	Pro Forma		Pro Forma
	(As Reported)	(As Reported)	Adjustments		Combined
ASSETS
Cash and due from banks	$268,012	$52,004	$(17,808	)(a)	$302,208
Interest bearing deposits in financial institutions	1,011	92,212	-		93,223
Total Cash and Cash Equivalents	269,023	144,216	(17,808)		395,431
Securities available-for-sale, at fair value	549,177	228,632	-		777,809
Securities held-to-maturity, at amortized cost	230,496	111,445	563	(b)	342,504
Federal Home Loan Bank stock, at amortized cost	21,987	9,503	-		31,490
Total Securities	801,660	349,580	563		1,151,803
Mortgage loans held for sale	91,763	-	-		91,763
Loans, net of unearned income and deferred costs	3,326,850	543,786	(42,366	)(c)	3,828,270
Less: Allowance for loan losses	(35,786)	(10,448)	10,448	(d)	(35,786)
Net Loans	3,291,064	533,338	(31,918)		3,792,484
Premises and equipment, net	152,646	6,641	2,400	(e)	161,687
Goodwill	111,761	-	79,745	(f)	191,506
Other intangible assets, net	18,373	-	-		18,373
Bank-owned life insurance policies	57,779	35,109	-		92,888
Other assets	115,774	41,292	13,408	(g)	170,474
TOTAL ASSETS	$4,909,843	$1,110,176	$46,390		$6,066,409

LIABILITIES AND EQUITY
Liabilities
Deposits:
Noninterest-bearing demand	$1,203,040	$2,543	$-		$1,205,583
Interest-bearing	2,592,789	681,965	3,400	(h)	3,278,154
Total Deposits	3,795,829	684,508	3,400		4,483,737
Advances from the Federal Home Loan Bank	394,620	174,460	20,775	(i)	589,855
Repurchase agreements and other borrowings	27,525	-	-		27,525
Total Borrowings	422,145	174,460	20,775		617,380
Other liabilities	87,057	6,549	-		93,606
TOTAL LIABILITIES	4,305,031	865,517	24,175		5,194,723
Shareholders' Equity
Preferred stock	76,458	-	-		76,458
Common stock	59,205	118	27,377	(j)(k)	86,700
Capital surplus	315,946	86,402	152,977	(j)(k)	555,325
Retained earnings	143,519	145,960	(145,960	)(k)	143,519
Accumulated other comprehensive income (loss)	867	12,179	(12,179	)(k)	867
TOTAL SHAREHOLDERS' EQUITY	595,995	244,659	22,215		862,869
Noncontrolling interest	8,817	-	-		8,817
TOTAL EQUITY	604,812	244,659	22,215		871,686
TOTAL LIABILITIES AND EQUITY	$4,909,843	$1,110,176	$46,390		$6,066,409

See accompanying notes to condensed consolidated financial statements.

25

TOWNEBANK AND FRANKLIN

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
For the Six Months Ended June 30, 2014

(Dollars and shares in thousands, except per share amounts)

		Franklin Financial	Merger
	TowneBank	Corporation	Pro Forma		Pro Forma
	(As Reported)	(As Reported)	Adjustments		Combined

Interest and dividend income:
Interest and fees on loans	$77,149	$16,023	$(376	)(l)	$92,796
Other interest income	7,852	4,748	(71	)(m)	12,529
Total interest and dividend income	85,001	20,771	(447)		105,325

Interest expense:
Interest on deposits	6,638	3,362	(739	)(n)	9,261
Other interest expense	6,633	3,678	352	(o)	10,663
Total interest expense	13,271	7,040	(387)		19,924

Net interest income	71,730	13,731	(60)		85,401
Provision for loan losses	(503)	241	-		(262)
Net interest income after provision for loan losses	72,233	13,490	(60)		85,663

Noninterest income:
Service charges on deposit accounts	4,498	32	-		4,530
Real estate brokerage and property management income,net	6,539	-	-		6,539
Residential mortgage banking income,net	12,798	-	-		12,798
Insurance commissions and other title fees and income,net	17,954	-	-		17,954
Other operating income	6,224	5,628	-		11,852
Total noninterest income	48,013	5,660	-		53,673

Noninterest expenses:
Salaries and benefits	48,721	5,282	-		54,003
Occupancy expenses	8,569	488	60	(p)	9,117
Furniture and equipment expenses	4,040	439	-		4,479
Other expenses	24,419	3,511	-		27,930
Total noninterest expenses	85,749	9,720	60		95,529

Income before income taxes	34,497	9,430	(120)		43,807
Income tax expense	10,337	2,309	(42	)(q)	12,604
Net income	$24,160	$7,121	$(78)		$31,203
Net income attributable to noncontrolling interest	(1,352)	-	-		(1,352)
Net income attributable to TowneBank	$22,808	$7,121	$(78)		$29,851
Preferred stock dividends	382	-	-		382
Net income available to common shareholders	$22,426	$7,121	$(78)		$29,469
Earnings per common share, basic	$0.64	$0.65			$0.58
Earnings per common share, diluted	$0.64	$0.62			$0.58

Weighted average common shares outstanding, basic	35,108	10,975	15,365	(r)	50,473
Weighted average common shares outstanding, diluted	35,160	11,291	15,807	(r)	50,967

See accompanying notes to condensed consolidated financial statements.

26

TOWNEBANK AND FRANKLIN

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

(Dollars and shares in thousands, except per share amounts)

	Twelve Months	Twelve Months
	Ended	Ended
	December 31, 2013	September 30, 2013	Merger
	TowneBank	Franklin Financial	Pro Forma		Pro Forma
	(As Reported)	(As Reported)	Adjustments		Combined

Interest and dividend income:
Interest and fees on loans	$156,592	$30,133	$(419	)(l)	$186,306
Other interest income	13,698	9,657	(141	)(m)	23,214
Total interest and dividend income	170,290	39,790	(560)		209,520

Interest expense:
Interest on deposits	13,353	6,447	(1,478	)(n)	18,322
Other interest expense	13,042	7,687	1,518	(o)	22,247
Total interest expense	26,395	14,134	40		40,569

Net interest income	143,895	25,656	(600)		168,951
Provision for loan losses	4,248	525	-		4,773
Net interest income after provision for loan losses	139,647	25,131	(600)		164,178

Noninterest income:
Service charges on deposit accounts	8,682	49	-		8,731
Real estate brokerage and property management income,net	12,316	-	-		12,316
Residential mortgage banking income,net	28,977	-	-		28,977
Insurance commissions and other title fees and income,net	28,322	-	-		28,322
Other operating income	12,231	5,894	-		18,125
Total noninterest income	90,528	5,943	-		96,471
					-
Noninterest expenses:
Salaries and benefits	97,108	10,535	-		107,643
Occupancy expenses	16,298	1,013	120	(p)	17,431
Furniture and equipment expenses	7,458	884	-		8,342
Other expenses	47,928	6,093	-		54,021
Total noninterest expenses	168,792	18,525	120		187,437
					-
Income before income taxes	61,383	12,549	(720)		73,212
Income tax expense	17,135	3,203	(252	)(q)	20,086
Net income	$44,248	$9,346	$(468)		$53,126
Net income attributable to noncontrolling interest	(2,486)	-	-		(2,486)
Net income attributable to TowneBank	$41,762	$9,346	$(468)		$50,640
Preferred stock dividends	4,227	-	-		4,227
Net income available to common shareholders	$37,535	$9,346	$(468)		$46,413
Earnings per common share, basic	$1.14	$0.80			$0.94
Earnings per common share, diluted	$1.14	$0.78			$0.94

Weighted average common shares outstanding, basic	32,864	11,746	16,444	(r)	49,308
Weighted average common shares outstanding, diluted	32,920	11,926	16,696	(r)	49,616

See accompanying notes to condensed consolidated financial statements.

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NOTE A – BASIS OF PRESENTATION

On July 15, 2014, TowneBank entered into the merger agreement with Franklin and Franklin Bank. The merger agreement provides that at the effective date of the merger, each outstanding share of common stock of Franklin will be converted into the right to receive 1.40 shares of TowneBank common stock, par value $1.667 per share.

The unaudited pro forma condensed combined financial information of TowneBank’s financial condition and results of operations, including per share data, are presented after giving effect to the merger. The pro forma financial information assumes that the merger with Franklin was consummated on January 1, 2013 for purposes of the unaudited pro forma condensed combined statements of income and on June 30, 2014 for purposes of the unaudited pro forma condensed combined balance sheet and gives effect to the merger, for purposes of the unaudited pro forma condensed combined statement of income, as if it had been effective during the entire period presented.

The merger will be accounted for using the acquisition method of accounting; accordingly, the difference between the purchase price over the estimated fair value of the assets acquired (including identifiable intangible assets) and liabilities assumed will be recorded as goodwill.

The pro forma financial information includes estimated adjustments to record the assets and liabilities of Franklin at their respective fair values and represents management’s estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analysis is performed. The final allocation of the purchase price will be determined after the merger is completed and after completion of a final analysis to determine the fair values of Franklin’s tangible, and identifiable intangible, assets and liabilities as of the effective date of the merger.

NOTE B – PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial information. All adjustments are based on current valuations, estimates and assumptions. Subsequent to the completion of the merger, TowneBank will engage an independent third party valuation firm to determine the fair value of the assets acquired and liabilities assumed, which could significantly change the amount of the estimated fair values used in pro forma financial information presented.

(a)	Adjustment reflects cash consideration for stock options paid at the closing of the merger of $11.6 million, merger related compensation of $3.6 million to be paid to Franklin’s executive officers, and a fee to be paid at closing by Franklin of $2.6 million to a financial advisor, which represents approximately 1% of the aggregate merger consideration.

(b)	Estimated fair value adjustments of acquired held-to-maturity securities.

(c)	A fair value adjustment was recorded to Franklin’s outstanding loan portfolio. This fair value adjustment consists of:

i.	An adjustment for credit deterioration of the acquired portfolio in the amount of $46.8 million, which represented a mark of 8.3% on Franklin’s outstanding loan portfolio. Of the $46.8 million credit mark, approximately $4.4 million is estimated to be an accretable adjustment. In order to determine the adjustment related to credit deterioration, TowneBank has engaged an independent third party loan review team to review and perform analytics on Franklin’s loan portfolio.

ii.	A further fair value adjustment (premium) to reflect differences in interest rates in the amount of $4.4 million partially offset the credit deterioration adjustment. This portion of the fair value adjustment was based on current market interest rates and spreads including the consideration for liquidity.

(d)	Elimination of Franklin’s allowance for loan losses. Purchased loans acquired in a business combination are recorded at fair value and the recorded allowance of the acquired company is not carried over.

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(e)	Estimated fair value adjustments of acquired premises (buildings and land) as of acquisition date. The premium of $2.4 million represents 36.1% of Franklin’s bank premises utilizing a market approach to valuation.

(f)	The addition of goodwill generated as a result of the total purchase price and the fair value of assets acquired exceeding the fair value of liabilities assumed.

(g)	Adjustment of $25.2 million for deferred taxes associated with the adjustments to record the assets and liabilities of Franklin at fair value based on TowneBank’s statutory rate of 35% and estimated fair value adjustment of the acquired other real estate owned (“OREO”) as of the acquisition date. The discount of $11.8 million represents 47.7% of Franklin’s OREO and is based on a valuation utilizing market data for similar assets and applying judgment based on the individual circumstances of the OREO.

(h)	Estimated fair value adjustment on deposits at current market rates and spreads for similar products.

(i)	Borrowings will be increased $5.2 million to reflect the fair value adjustments to the Federal Home Loan Bank of Atlanta advances on Franklin's balance sheet and the elimination of the prepaid restructuring penalty of $15.5 million.

(j)	Elimination of Franklin’s shareholders’ equity representing conversion of all of Franklin’s common shares into TowneBank common shares.

(k)	Recognition of the equity portion of the merger consideration. The adjustment to common stock represents the $1.667 par value of TowneBank’s common stock issued to effect the transaction. The adjustment to surplus represents the amount of equity consideration above the par value of TowneBank’s common stock issued.

(l)	Represents the net amortization and accretion of accounting adjustments on acquired loans.

(m)	Represents premium amortization on held-to-maturity securities assumed as part of the merger assuming the merger closed on January 1, 2013. Premium will be amortized over four years using the effective interest method.

(n)	Represents premium amortization on deposits assumed as part of the merger assuming the merger closed on January 1, 2013. Premium will be amortized over 2.3 years using the straight line method, which approximates the effective interest method.

(o)	Represents premium amortization on borrowings assumed as part of the merger assuming the merger closed on January 1, 2013 (see note i) and elimination of amortization of Franklin’s prepaid restructuring penalty (see note i). Premium on other long-term borrowings will be amortized over 105 months using the straight line method.

(p)	Represents amortization of the premium adjustment to acquired bank premises assuming the merger closed on January 1, 2013. The fair value adjustment will be amortized over twenty years using the straight-line method.

(q)	Represents the income tax effect of pro forma adjustments at TowneBank’s statutory tax rate of 35%.

(r)	Weighted average basic and diluted shares outstanding were adjusted to effect the transaction.

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NOTE C – PRO FORMA ALLOCATION OF PURCHASE PRICE

The following table shows the pro forma allocation of the consideration paid for Franklin’s common equity to the acquired identifiable assets and liabilities assumed and the pro forma goodwill generated from the transaction (unaudited, dollars in thousands):

Purchase Price:
TowneBank common shares issued		16,494,065
Purchase price per share of TowneBank's common stock as of July 15, 2014		$16.18
TowneBank common stock issued and cash exchanged for fractional shares		$266,874
Cash consideration for stock options paid		$11,567
Fair value of total consideration transferred		$278,441

Fair value of assets acquired:
Cash and cash equivalents	$137,975
Securities available for sale	228,632
Securities held to maturity	112,008
Net loans	501,420
Bank premise and equipment	9,041
OREO, net of valuation allowance	12,891
Other assets	86,421
Total assets	1,088,388

Fair value of liabilities assumed:
Deposits	687,908
Long-term borrowings	195,235
Other liabilities	6,549
Total liabilities	889,692

Net assets acquired		$198,696
Preliminary pro forma goodwill		$79,745

The following table depicts the sensitivity of the purchase price and resulting goodwill to changes in the price of TowneBank’s common stock at a price of $16.18 as of July 15, 2014:

Share Price Sensitivity (unaudited, dollars in thousands)
	Purchase Price	Estimated Goodwill
Up 20%	$331,816	$133,120
Up 10%	$305,129	$106,433
As presented in pro forma	$278,441	$79,745
Down 10%	$251,754	$53,058
Down 20%	$225,067	$26,371

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NOTE D – ESTIMATED AMORTIZATION/ACCRETION OF ACQUISITION ACCOUNTING ADJUSTMENTS

The following table sets forth an estimate of the expected effects of the estimated aggregate acquisition accounting adjustments reflected in the unaudited pro forma condensed combined financial statements on the future pre-tax net income of TowneBank after the merger with Franklin (unaudited, dollars in thousands):

	Discount Accretion (Premium Amortization)
	For the Years Ended December 31,
	2015	2016	2017	2018	Thereafter	Total

Investment Securities	$(141)	$(141)	$(141)	$(141)	$-	$(563)
Loans	(419)	(751)	(809)	(230)	2,245	36
Bank premises	(120)	(120)	(120)	(120)	(1,920)	(2,400)
Deposits	(1,478)	(1,478)	(443)	-	-	(3,400)
Borrowings	(598)	(598)	(598)	(598)	(2,843)	(5,235)

The actual effect of purchase accounting adjustments on the future pre-tax income of TowneBank will differ from these estimates based on the closing date estimates of fair values and the use of different amortization methods than assumed above.

NOTE E – ESTIMATED COST SAVINGS AND MERGER – RELATED COSTS

Estimated cost savings, expected to approximate 33% of Franklin’s annualized pre-tax operating expenses, are excluded from the pro forma analysis. Cost savings are estimated to be realized at 65% in the first year after acquisition and 100% in subsequent years. In addition, estimated merger-related costs are not included in the unaudited pro forma condensed combined statements of income since they will be recorded in the combined results of income as they are incurred prior to or after completion of the merger and not indicative of what historical results of the combined company would have been had the companies been actually combined during the periods presented. Merger-related costs are estimated to be approximately $10 million, pre-tax.

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COMPARATIVE HISTORICAL AND PRO FORMA UNAUDITED SHARE DATA

Summarized below is historical unaudited per share information for TowneBank and Franklin and additional information as if the companies had been combined for the periods shown, which is referred to as “pro forma” information.

The Franklin pro forma equivalent per share amounts are calculated by multiplying the TowneBank pro forma combined book value per share and net income per share by the exchange ratio of 1.40 so that the per share amounts equate to the respective values for one share of Franklin common stock.

It is expected that both TowneBank and Franklin will incur merger and integration charges as a result of the merger. Also anticipated is that the merger will provide the combined company with financial benefits that may include reduced operating expenses. The information set forth below, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, may not reflect all of these anticipated financial expenses and does not reflect all of these anticipated financial benefits or consider any potential impacts of current market conditions or the merger on revenues, expense efficiencies, asset dispositions, and share repurchases, among other factors, and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during the periods presented.

In addition, the information set forth below has been prepared based on preliminary estimates of merger consideration and fair values attributable to the merger; the actual amounts recorded for the merger may differ from the information presented. The estimation and allocations of merger consideration are subject to change pending further review of the fair value of the assets acquired and liabilities assumed and actual transaction costs. A final determination of fair value will be based on the actual net tangible and intangible assets and liabilities of Franklin that will exist on the date of completion of the merger.

The information in the following table is based on, and should be read together with, the historical financial information and the notes thereto for TowneBank and Franklin incorporated by reference into, or contained in, this joint proxy statement/prospectus.

	Historical				Pro Forma Equivalent
		Franklin	Pro Forma		Franklin Financial
	TowneBank	Financial	Combined		Share

Basic Earnings Per Common Share
For the fiscal year ended 2013	$1.14	$0.80	$0.94	(1)	$1.32	(2)
For the six months ended June 30, 2014	$0.64	$0.65	$0.58	(1)	$0.82	(2)

Diluted Earnings Per Common Share
For the fiscal year ended 2013	$1.14	$0.78	$0.94	(1)	$1.31	(2)
For the six months ended June 30, 2014	$0.64	$0.62	$0.58	(1)	$0.81	(2)

Cash Dividends Per Common Share
For the fiscal year ended 2013	$0.38	$0.45	$0.83	(3)	$1.16	(2)
For the six months ended June 30, 2014	$0.21	–	$0.21	(3)	$0.29	(2)

Book Value Per Common Share
For the fiscal year ended 2013	$14.39	$19.70	$16.66	(4)	$23.32	(2)
For the six months ended June 30, 2014	$14.63	$20.77	$16.43	(4)	$23.00	(2)

(1)	Pro forma earnings per share is based on pro forma combined net income and pro forma combined shares outstanding at the end of the period.
(2)	Calculated based on pro forma combined multiplied by 1.40 exchange ratio.
(3)	Pro forma dividends per share represent TowneBank's historical dividends per share.
(4)	Calculated based on pro forma combined equity and pro forma combined shares outstanding at the end of the period.

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RISK FACTORS

In addition to general investment risks and the other information contained in or incorporated by reference into this joint proxy statement/prospectus, including the matters addressed under the heading “Cautionary Statement Regarding Forward-Looking Statements” on page [•], you should consider carefully the following risk factors in deciding how to vote on the proposals presented in this joint proxy statement/prospectus. Certain risks can also be found in the documents incorporated by reference into this joint proxy statement/prospectus by TowneBank and Franklin. See “Where You Can Find More Information” on page [•].

Risks Relating to TowneBank and Franklin Stockholders in Connection with the Merger

Because of the fixed exchange ratio and the fluctuation of the market price of TowneBank common stock, stockholders of TowneBank and Franklin will not know at the time of the special meetings the market value of the merger consideration to be paid by TowneBank to Franklin stockholders.

In the merger, each share of Franklin common stock will be converted into the right to receive 1.40 shares of TowneBank common stock, the value of which will depend upon the price of TowneBank common stock at the effective date of the merger. The related market prices of TowneBank common stock and Franklin common stock are likely to change between the date of the joint proxy statement/prospectus and the date the merger is completed. Such variations in the price of TowneBank common stock may result from changes in the business, operations or prospects, regulatory considerations, general market and economic conditions, and other factors. Many of these factors are beyond the control of TowneBank and Franklin. As TowneBank and Franklin market share prices fluctuate, the value of the shares of TowneBank common stock that a Franklin stockholder will receive will correspondingly fluctuate. Accordingly, at the time of the special meetings, stockholders of TowneBank and stockholders of Franklin will not know the exact value of the consideration to be paid by TowneBank when the merger is completed.

The market price of TowneBank common stock after the merger may be affected by factors different from those affecting the shares of TowneBank or Franklin currently.

Upon completion of the merger, Franklin stockholders will own approximately 31% of the combined company. TowneBank’s business differs in important respects from that of Franklin, and, accordingly, the results of operations of the combined company and the market price of TowneBank common stock after the completion of the merger may be affected by factors different from those currently affecting the independent results of operations of each of TowneBank and Franklin. For a discussion of the businesses of TowneBank and Franklin and of certain factors to consider in connection with those businesses, see the information described elsewhere in this joint proxy statement/prospectus and the documents incorporated herein by reference.

Future results of the combined company may be materially different from those reflected in the unaudited pro forma condensed combined financial statements included in this document because such financial statements do not reflect actual merger-related expenses and restructuring charges.

The unaudited pro forma condensed combined financial statements included in this joint proxy statement/prospectus are presented for illustrative purposes only and do not necessarily indicate the future financial condition or operating results of the combined company. The pro forma financial data reflect adjustments, which are based on preliminary estimates, to record Franklin’s identifiable assets acquired and liabilities assumed at fair value and the resulting goodwill recognized. Additionally, TowneBank estimates that the combined company will record an aggregate of approximately $10.0 million, on a pre-tax basis, in merger-related expenses and restructuring charges. The actual charges may be higher or lower than estimated, depending upon how costly or difficult it is to integrate the two companies. These charges will decrease the capital of the combined company available for future profitable, income-earning investments.

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Regulatory approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or that could have an adverse effect on the combined company following the merger.

Before the merger may be completed, TowneBank and Franklin must obtain approvals from the FDIC, the Virginia SCC and the OCC. Other approvals, waivers or consents from bank regulators may also be required. These regulators may impose conditions on the completion of the merger or require changes to the terms of the merger. Such conditions or changes could have the effect of delaying or preventing completion of the merger or imposing additional costs on or limiting the revenues of the combined company following the merger, any of which might have an adverse effect on the combined company following the merger. See “The Merger — Regulatory Approvals.”

The merger may distract management of TowneBank and Franklin from their other responsibilities.

During the pendency of the merger, the respective management groups of TowneBank and Franklin may need to focus their time and energies on matters related to the transaction that otherwise would be directed to their business and operations. Any such distraction on the part of either company’s management could affect its ability to service existing business and develop new business and adversely affect the business and earnings of TowneBank or Franklin before the merger, or the business and earnings of TowneBank after the merger.

Failure to complete the merger could negatively impact TowneBank or Franklin.

If the merger is not completed for any reason, TowneBank’s or Franklin’s business may be impacted adversely by the failure to pursue other beneficial opportunities due to the focus of management on the merger, without realizing any of the anticipated benefits of completing the merger. Additionally, if the merger agreement is terminated, the market price of TowneBank’s or Franklin’s common stock could decline to the extent that the current market prices reflect a market assumption that the merger will be completed. Furthermore, costs relating to the merger, such as legal, accounting and certain financial advisory fees, must be paid even if the merger is not completed. If the merger agreement is terminated under certain circumstances, including circumstances involving a change in recommendation by Franklin’s board of directors, TowneBank or Franklin may be required to pay to the other party a termination fee of $11.0 million. See “The Merger Agreement – Termination Fee” on page [•].

Neither of the fairness opinions received by TowneBank and Franklin in connection with the merger have been updated to reflect changes in circumstances since the signing of the merger agreement, and they likely will not be updated before completion of the merger.

The opinions rendered by Sandler O’Neill & Partners, L.P., financial advisor to TowneBank, and Keefe, Bruyette & Woods, Inc., financial advisor to Franklin, on July 14, 2014, are based upon information available as of such date. Neither opinion has been updated to reflect changes that may occur or may have occurred after the date on which it was delivered, including changes to the operations and prospects of TowneBank or Franklin, changes in general market and economic conditions, or other changes. Any such changes may alter the relative value of TowneBank or Franklin or the prices of shares of TowneBank common stock or Franklin common stock by the time the merger is completed. The opinions do not speak as of the date the merger will be completed or as of any date other than the date of such opinions. TowneBank and Franklin do not currently anticipate asking their respective financial advisors to update the opinions prior to the time the merger is completed. For a description of the opinion that TowneBank received from its financial advisor, please see “The Merger – Opinion of TowneBank’s Financial Advisor,” beginning on page [•]. For a description of the opinion that Franklin received from its financial advisor, please see “The Merger – Opinion of Franklin’s Financial Advisor,” beginning on page [•].

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Franklin’s directors and executive officers have interests in the merger that differ from the interests of Franklin’s other stockholders.

Franklin stockholders, in deciding how to vote on the Franklin merger proposal, should be aware that Franklin’s directors and executive officers have interests in the merger that are different from, or in addition to, the interests of Franklin stockholders generally. These interests exist because of, among other things:

•	the potential receipt by certain executive officers of Franklin of change in control, severance or termination payments;

•	Richard T. Wheeler, Jr., current chairman of the board, president and chief executive officer of Franklin, will be appointed to the TowneBank board of directors and receive compensation for his service as a TowneBank director;

•	the offer to certain other Franklin directors of a position on TowneBank’s advisory board of directors for the Richmond market and if any such director accepts such position he or she will receive compensation for services as a TowneBank advisory director;

•	an aggregate of 983,000 vested and unvested options to purchase shares of Franklin common stock are held by directors and executive officers of Franklin, and, as a result of the merger, the vesting of the unvested options upon the merger and based on the most recent closing stock price of TowneBank common stock before the date of this joint proxy statement/prospectus, the receipt by such individuals of an aggregate cash amount for such options, taking into consideration the exercise prices of the options, of approximately $[•];

•	the accelerated vesting of unvested restricted stock awards held by executive officers and directors of Franklin, with an aggregate value of approximately $5,218,338, assuming a value of $20.85 per share of Franklin common stock (the average closing market price of Franklin common stock over the first five business days following the first public announcement of the merger); and

•	the agreement by TowneBank to indemnify the officers and directors of Franklin against certain liabilities arising before the effective date of the merger and TowneBank’s purchase of a six year “tail” prepaid policy for the current officers and directors of Franklin, subject to an annual cap equal to 250% of Franklin’s current annual premium.

These interests may cause directors and executive officers of Franklin to view the merger proposal differently than other Franklin stockholders view the proposal. See “The Merger – Interests of Certain Franklin Directors and Executive Officers in the Merger” on page [•].

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The merger agreement limits the ability of Franklin to pursue alternatives to the merger and might discourage competing offers for a higher price or premium.

The merger agreement contains “no-shop” provisions that, subject to certain exceptions, limit the ability of Franklin to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of Franklin. In addition, under certain circumstances, if the merger agreement is terminated and Franklin, subject to certain restrictions, enters into an agreement with respect to or consummates a similar business combination or transaction other than the merger within 12 months thereafter, Franklin must pay to TowneBank a termination fee of $11.0 million. These provisions might discourage a potential competing acquiror that might have an interest in acquiring all or a significant percentage of ownership of Franklin from considering or proposing the acquisition even if it were prepared to pay consideration, with respect to Franklin, with a higher per share market price than that proposed in the merger. See “The Merger Agreement – Termination Fee” on page [•].

If the merger is not completed, TowneBank and Franklin will have incurred substantial expenses without realizing the expected benefits of the merger.

Each of TowneBank and Franklin has incurred and will incur substantial expenses in connection with the negotiation and completion of the transactions contemplated by the merger agreement, as well as the costs and expenses of filing, printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the bank regulatory agencies and the SEC in connection with the merger. If the merger is not completed, TowneBank and Franklin would have to incur these expenses without realizing the expected benefits of the merger.

The shares of TowneBank common stock to be received by Franklin stockholders as a result of the merger will have different rights than shares of Franklin common stock.

Upon completion of the merger, Franklin stockholders will become TowneBank stockholders and their rights as stockholders will be governed by Virginia law and the TowneBank articles of incorporation and bylaws. The rights associated with Franklin common stock are different from the rights associated with TowneBank common stock. See “Comparative Rights of Stockholders” beginning on page [•] for a discussion of the different rights associated with TowneBank common stock.

Risks Relating to Combined Operations Following the Merger

Combining TowneBank and Franklin may be more difficult, costly or time-consuming than we expect.

The success of the merger will depend, in part, on TowneBank’s ability to realize the anticipated benefits and cost savings from combining the businesses of TowneBank and Franklin and to combine the businesses of TowneBank and Franklin in a manner that permits growth opportunities and cost savings to be realized without materially disrupting the existing customer relationships of TowneBank or Franklin or decreasing revenues due to loss of customers. However, to realize these anticipated benefits and cost savings, TowneBank must successfully combine the businesses of TowneBank and Franklin. If TowneBank is not able to achieve these objectives, the anticipated benefits and cost savings of the merger may not be realized fully, or at all, or may take longer to realize than expected.

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TowneBank and Franklin have operated, and, until the completion of the merger, will continue to operate, independently. The success of the merger will depend, in part, on TowneBank’s ability to successfully combine the businesses of TowneBank and Franklin. To realize these anticipated benefits, after the completion of the merger, TowneBank expects to integrate Franklin’s business into its own. The integration process in the merger could result in the loss of key employees, the disruption of each party’s ongoing business, inconsistencies in standards, controls, procedures and policies that affect adversely either party’s ability to maintain relationships with customers and employees or achieve the anticipated benefits of the merger. The loss of key employees could adversely affect TowneBank’s ability to successfully conduct its business in the markets in which Franklin now operates, which could have an adverse effect on TowneBank’s financial results and the value of its common stock. If TowneBank experiences difficulties with the integration process, the anticipated benefits of the merger may not be realized, fully or at all, or may take longer to realize than expected. As with any merger of financial institutions, there also may be disruptions that cause TowneBank and Franklin to lose customers or cause customers to withdraw their deposits from TowneBank’s or Franklin’s banking operations, or other unintended consequences that could have a material adverse effect on TowneBank’s results of operations or financial condition after the merger. These integration matters could have an adverse effect on each of TowneBank and Franklin during this transition period and for an undetermined period after consummation of the merger.

TowneBank may not be able to effectively integrate the operations of Franklin Federal Savings Bank into TowneBank.

The future operating performance of TowneBank will depend, in part, on the success of the merger. The success of the merger will, in turn, depend on a number of factors, including TowneBank’s ability to: (i) integrate the operations and branches of Franklin Bank and TowneBank; (ii) retain the deposits and customers of Franklin Bank and TowneBank; (iii) control the incremental increase in noninterest expense arising from the merger in a manner that enables the combined company to improve its overall operating efficiencies; and (iv) retain and integrate the appropriate personnel of Franklin Bank into the operations of TowneBank, as well as reducing overlapping bank personnel. The integration of Franklin Bank and TowneBank following the merger will require the dedication of the time and resources of the banks’ managements and may temporarily distract managements’ attention from the day-to-day business of the banks. If TowneBank is unable to successfully integrate Franklin Bank, TowneBank may not be able to realize expected operating efficiencies and eliminate redundant costs.

Current holders of TowneBank and Franklin common stock will have less influence as holders of TowneBank common stock after the merger.

It is expected that the current holders of TowneBank common stock will own approximately 69% of the outstanding common stock of TowneBank after the merger. As a group, the current holders of common stock of Franklin will own approximately 31% of the outstanding common stock of TowneBank after the merger. Each current holder of TowneBank and Franklin common stock will own a smaller percentage of TowneBank after the merger than they currently own of TowneBank or Franklin, respectively. As a result of the merger, holders of TowneBank and Franklin common stock will have less influence on the management and policies of TowneBank than they currently have on the management and policies of TowneBank or Franklin, respectively.

TowneBank is not obligated to pay cash dividends on its common stock.

TowneBank is currently paying a quarterly cash dividend to holders of its common stock at a rate of $0.11 per share. However, TowneBank is not obligated to pay dividends in any particular amounts or at any particular times. TowneBank’s decision to pay dividends in the future will depend on a number of factors, including its capital and the availability of funds from which dividends may be paid. See “Market for Common Stock and Dividends” on page [•] and “Description of TowneBank Capital Stock” on page [•].

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TowneBank currently has limited operations in the Richmond, Virginia market and may not be able to manage future growth and competition in such market.

TowneBank’s primary market area is the Greater Hampton Roads region in southeastern Virginia and northeastern North Carolina. Franklin’s primary service area is the Richmond, Virginia market. The banking business in Richmond is extremely competitive, and the level of competition may increase further. Although TowneBank plans to hire a number of lending and business development officers with experience in the Richmond market, there can be no assurance that it will be able to successfully compete in this highly competitive market, or that it will be able to successfully manage additional growth after the merger. Because of TowneBank’s limited participation in the Richmond market, there may be unexpected challenges and difficulties that could adversely affect TowneBank following the merger.

Risks Related to Franklin’s Operations if the Merger is Not Consummated

Franklin is required to take certain actions to expedite the merger that may not be in its best interests if the merger is not consummated.

At June 30, 2014, Franklin owned corporate equity securities, principally the common stocks of Virginia-based community banking institutions, with an estimated fair value of $15.5 million. These equity securities are not permissible investments of TowneBank, so Franklin must sell these corporate equity securities prior to consummation of the merger. These equity securities had net unrealized gains of $8.6 million at June 30, 2014, and the appreciation in these corporate equity securities and the dividends derived therefrom have contributed to the growth of Franklin’s comprehensive income and tangible book value over the past two fiscal years. If the merger is not consummated, the sale of these securities may adversely affect Franklin’s future earnings performance.

Likewise at June 30, 2014, Franklin Bank owned corporate debt securities with an estimated fair value of $62.1 million and net unrealized gains of $5.3 million. Franklin must meet a minimum total stockholders’ equity requirement of $240.0 million at the end of the month prior to the closing of the merger; thus, Franklin is incented to dispose of the corporate debt securities in order to realize the unrealized gains and preserve the related tangible stockholders’ equity. The sale of these securities will reduce future net interest income and net interest margin, which may have adverse effects on Franklin’s earnings performance in the future if the merger is not consummated.

The lending philosophies of TowneBank and Franklin differ with respect to the geographical orientation of the loan portfolio.

At June 30, 2014, approximately 57% of Franklin’s loans were in the Richmond metropolitan area and surrounding counties and approximately 18% were in the Hampton Roads area. The remaining 25% of Franklin’s loan portfolio was concentrated in areas of the Commonwealth of Virginia in which neither TowneBank nor Franklin currently have offices. Philosophically, TowneBank does not lend outside of its office market territory, so TowneBank may gradually reduce lending in areas in which Franklin has traditionally made loans. As Franklin adapts to TowneBank’s lending philosophy during the pendency of the merger agreement, it must be less aggressive in lending outside of the Richmond and Hampton Roads metropolitan areas prior to consummation of the merger. This may result in lost lending opportunities, which could prove adverse to Franklin’s loan growth, net interest income and net interest margin should the merger not be consummated.

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Risks Relating to TowneBank’s Common Stock

The trading volume of TowneBank’s common stock has been relatively low, and market conditions and other factors may affect the value of its common stock, which may make it difficult for TowneBank stockholders to sell their shares at times, volumes or prices they find attractive.

While TowneBank’s common stock is traded on the NASDAQ Global Select Market, the shares are thinly traded and the common stock has substantially less liquidity than the average trading market for many other publicly traded financial institutions of similar size. Thinly traded stocks can be more volatile than stock trading in an active public market. As such, TowneBank’s stock price could fluctuate significantly in the future, with such fluctuations being unrelated to its performance. General market declines or market volatility in the future, especially in the financial institutions sector of the economy, could adversely affect the price of TowneBank common stock, and the current market price may not be indicative of future market prices. Therefore, TowneBank stockholders may not be able to sell their shares at the volume, prices or times that they desire.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. TowneBank and Franklin desire to take advantage of these “safe harbor” provisions with regard to the forward-looking statements in this joint proxy statement/prospectus and in the documents that are incorporated herein by reference. These forward-looking statements reflect the current views of TowneBank and Franklin with respect to future events and financial performance. Specifically, forward-looking statements may include:

•	statements relating to the ability of TowneBank and Franklin to timely complete the merger and the benefits thereof, including anticipated efficiencies, opportunities, synergies and cost savings estimated to result from the merger;

•	projections of revenues, expenses, income, net income per share, net interest margins, asset growth, loan production, asset quality, deposit growth and other performance measures;

•	statements regarding expansion of operations, including branch openings, entrance into new markets, development of products and services, and execution of strategic initiatives;

•	discussions of the future state of the economy, competition, regulation, taxation, our business strategies, subsidiaries, investment risk and policies; and

•	statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements express the best judgment of TowneBank and Franklin based on currently available information and we believe that the expectations reflected in our forward-looking statements are reasonable.

By their nature, however, forward-looking statements often involve assumptions about the future. Such assumptions are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. As such, TowneBank and Franklin cannot guarantee you that the expectations reflected in our forward-looking statements actually will be achieved. Actual results may differ materially from those in the forward-looking statements due to, among other things, the following factors:

•	the businesses of TowneBank and Franklin may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;

•	expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected timeframe;

•	revenues following the merger may be lower than expected;

•	customer and employee relationships and business operations may be disrupted by the merger;

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•	the ability to obtain required regulatory and stockholder approvals, and the ability to complete the merger within the expected timeframe, may be more difficult, time-consuming or costly than expected;

•	changes in general business, economic and market conditions;

•	changes in fiscal and monetary policies, and laws and regulations;

•	changes in interest rates, deposit flows, loan demand and real estate values;

•	a deterioration in credit quality and/or a reduced demand for, or supply of, credit;

•	volatility in the securities markets generally or in the market price of TowneBank’s stock specifically; and

•	the risks outlined in “Risk Factors” beginning on page [•].

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date of this joint proxy statement/prospectus or, in the case of a document incorporated herein by reference, as of the date of that document. Except as required by law, neither TowneBank nor Franklin undertakes any obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the FDIC by TowneBank or the SEC by Franklin. See “Where You Can Find More Information” beginning on page [•] for a list of the documents incorporated herein by reference.

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THE TOWNEBANK SPECIAL MEETING

Date, Place and Time

This joint proxy statement/prospectus is first being mailed on or about [•], 2014 to TowneBank stockholders who held shares of TowneBank common stock, par value $1.667 per share, on the record date for the TowneBank special meeting of stockholders. This joint proxy statement/prospectus is accompanied by the notice of the special meeting and a form of proxy that is solicited by the board of directors of TowneBank for use at the special meeting to be held on [•], 2014 at [•]:[•] [•].m. local time, at Towne University, located at 6009 Harbour View Boulevard, Suffolk, Virginia, and at any adjournments of that meeting.

Purposes of the TowneBank Special Meeting

At the special meeting, the stockholders of TowneBank will be asked:

•	to approve the TowneBank merger proposal as more fully described in this joint proxy statement/prospectus; and

•	to approve the TowneBank adjournment proposal as more fully described in this joint proxy statement/prospectus.

Recommendation of the TowneBank Board of Directors

The TowneBank board believes that the proposed merger with Franklin is fair to and is in the best interests of TowneBank and its stockholders and unanimously recommends that TowneBank stockholders vote “FOR” each of the proposals that will be presented at the TowneBank special meeting as described in this joint proxy statement/prospectus.

Record Date and Voting Rights; Quorum

The TowneBank board of directors has fixed the close of business on [•], 2014 as the record date for determining the stockholders of TowneBank entitled to notice of and to vote at the special meeting or any adjournments thereof. Accordingly, you are only entitled to notice of and to vote at the special meeting if you were a record holder of TowneBank common stock at the close of business on the record date. At that date, [•] shares of TowneBank common stock were outstanding and entitled to vote.

To have a quorum that permits TowneBank to conduct business at the TowneBank special meeting, the presence, whether in person or by proxy, of the holders of TowneBank’s common stock representing a majority of the voting shares outstanding on the record date is required. You are entitled to one vote for each outstanding share of TowneBank common stock you held as of the close of business on the record date.

Holders of shares of TowneBank common stock present in person at the special meeting but not voting, and shares of the common stock for which proxy cards are received indicating that their holders have abstained, will be counted as present at the special meeting for purposes of determining whether there is a quorum for transacting business. Shares held in “street name” that have been designated by brokers on proxies as not voted will not be counted as votes cast for or against any proposal. These broker non-votes will, however, be counted for purposes of determining whether a quorum exists.

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Votes Required

Vote Required for Approval of the TowneBank Merger Proposal. The approval of the TowneBank merger proposal requires the affirmative vote of a majority of the shares of TowneBank common stock outstanding on the record date for the special meeting.

Failures to vote, abstentions and broker non-votes will not count as votes cast on the proposal. Because, however, approval of the TowneBank merger proposal requires the affirmative vote of at least a majority of the shares of TowneBank common stock outstanding on the record date, failures to vote, abstentions and broker non-votes will have the same effect as votes against the TowneBank merger proposal.

Vote Required for Approval of the TowneBank Adjournment Proposal. The approval of the TowneBank adjournment proposal requires the affirmative vote of a majority of the shares of TowneBank common stock cast and entitled to vote on the proposal, whether or not a quorum is present.

Failures to vote, abstentions and broker non-votes will not count as votes cast and will have no effect for purposes of determining whether the TowneBank adjournment proposal has been approved.

Stock Ownership of TowneBank Executive Officers and Directors

As of the record date, directors and executive officers of TowneBank and their affiliates beneficially owned and were entitled to vote approximately [•] shares of TowneBank common stock at the TowneBank special meeting, or approximately [•]% of the total voting power of TowneBank shares entitled to vote at the special meeting.

Voting at the TowneBank Special Meeting

Record Holders. If your shares of TowneBank common stock are held of record in your name, your shares can be voted at the TowneBank special meeting in any of the following ways:

•	By Mail. You can vote your shares by using the proxy card which is enclosed for your use in connection with the special meeting. If you complete and sign the proxy card and return it in the enclosed postage-paid envelope, you will be appointing the “proxies” named in the proxy card to vote your shares for you at the meeting. The authority you will be giving the proxies is described in the proxy card. When your proxy card is returned properly executed, the shares of TowneBank common stock represented by it will be voted at the TowneBank special meeting in accordance with the instructions contained in the proxy card.

If proxy cards are returned properly executed without an indication as to how the proxies should vote, the TowneBank common stock represented by each such proxy card will be considered to be voted (i) “FOR” the TowneBank merger proposal and (ii) “FOR” the TowneBank adjournment proposal.

•	By the Internet or Telephone. You can appoint the proxies to vote your shares for you by going to the Internet website (http://[•]) or by calling [•]. When you are prompted for your “control number,” enter the number printed just above your name on the enclosed proxy card, and then follow the instructions provided. You may vote by Internet or telephone only until [•] : [•] [•].m. Eastern Time on [•], 2014, which is the day of the TowneBank special meeting. If you vote by the Internet or telephone, you need not sign and return a proxy card. Under Virginia law, you will be appointing the proxies to vote your shares on the same terms as are described above and with the same authority as if you completed, signed and returned a proxy card. The authority you will be giving the proxies is described in the proxy card.

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•	In Person. You can attend the TowneBank special meeting and vote in person. A ballot will be provided for your use at the meeting.

Your vote is important. Accordingly, please sign, date and return the enclosed proxy card, or follow the instructions above to vote by the Internet or telephone, whether or not you plan to attend the TowneBank special meeting in person.

Shares Held in “Street Name.” Only the record holders of shares of TowneBank common stock, or their appointed proxies, may vote those shares. As a result, if your shares of TowneBank common stock are held for you in “street name” by a broker or other nominee, such as a bank or custodian, then only your broker or nominee (i.e., the record holder) may vote them for you, or appoint the proxies to vote them for you, unless you previously have made arrangements for your broker or nominee to assign its voting rights to you or for you to be recognized as the person entitled to vote your shares. You will need to follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares by following the instructions you received from your broker or nominee with your copy of this joint proxy statement/prospectus. Brokers and other nominees who hold shares in “street name” for their clients typically have the discretionary authority to vote those shares on “routine” proposals when they have not received instructions from beneficial owners of the shares. However, they may not vote those shares on non-routine matters, such as the proposals that will be presented at the TowneBank special meeting, unless their clients give them voting instructions. To ensure that your shares are represented at the TowneBank special meeting and voted in the manner you desire, it is important that you instruct your broker or nominee as to how it should vote your shares.

If your shares are held in “street name” and you wish to vote them in person at the TowneBank special meeting, you must obtain a proxy, executed in your favor, from the holder of record.

Revocation of Proxies

Record Holders. If you are the record holder of shares of TowneBank common stock and you sign and return a proxy card or appoint the proxies by the Internet or telephone and you later wish to revoke the authority or change the voting instructions you gave the proxies, you can do so at any time before the voting takes place at the TowneBank special meeting by taking the appropriate action described below.

To change the voting instructions you gave the proxies:

•	you can complete, sign and submit a new proxy card, dated after the date of your original proxy card, which contains your new instructions, and submit it so that it is received before the special meeting or, if hand delivered, before the voting takes place at the TowneBank special meeting; or

•	if you appointed the proxies by the Internet or telephone, you can go to the same Internet website (http://[•]), or use the same telephone number ([•]) before [•]:[•] [•].m. Eastern Time on [•], 2014 (the day of the special meeting), enter the same control number (printed just above your name on the enclosed proxy card) that you previously used to appoint the proxies, and then change your voting instructions.

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The proxies will follow the last voting instructions received from you before the special meeting.

To revoke your proxy card or your appointment of the proxies by the Internet or telephone:

•	you can give TowneBank’s Corporate Secretary a written notice, before the special meeting or, if hand delivered, before the voting takes place at the special meeting, that you want to revoke your proxy card or Internet or telephone appointment; or

•	you can attend the special meeting and vote in person or notify TowneBank’s Corporate Secretary, before the voting takes place, that you want to revoke your proxy card or Internet or telephone appointment. Simply attending the special meeting alone, without voting in person or notifying TowneBank’s Corporate Secretary, will not revoke your proxy card or Internet or telephone appointment.

If you submit your new proxy card or notice of revocation by mail, it should be addressed to TowneBank’s Corporate Secretary at TowneBank, Attention: Corporate Secretary, 6001 Harbour View Boulevard, Suffolk, Virginia 23435, and must be received no later than the beginning of the TowneBank special meeting or, if the special meeting is adjourned, before the adjourned meeting is actually held. If hand delivered, your new proxy card or notice of revocation must be received by TowneBank’s Corporate Secretary before the voting takes place at the special meeting or at any adjourned meeting.

If you need assistance in changing or revoking your proxy, please contact:

•	TowneBank’s Corporate Secretary by calling (757) 638-6780 or by writing to TowneBank, 6001 Harbour View Boulevard, Suffolk, Virginia 23435, Attention: Corporate Secretary; or

•	Regan & Associates, Inc. by calling, toll-free, 1-800-737-3426 or by writing to Regan & Associates, Inc., 505 Eighth Avenue, Suite 800, New York, New York 10018.

Shares Held in “Street Name.” If your shares are held in “street name” and you want to change or revoke voting instructions you have given to the record holder of your shares, you must follow the directions given by your bank, broker, custodian or nominee.

Solicitation of Proxies

This solicitation is made on behalf of the TowneBank board of directors, and TowneBank will pay the costs of soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to stockholders. Proxies may be solicited, without extra compensation, by TowneBank’s officers and employees by mail, electronic mail, telephone, fax or personal interviews. TowneBank has engaged Regan & Associates, Inc. to assist it in the distribution and solicitation of proxies for a fee of $25,000, plus reasonable out-of-pocket expenses. TowneBank will also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

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PROPOSALS TO BE CONSIDERED AT THE TOWNEBANK SPECIAL MEETING

Approval of the TowneBank Merger Proposal (TowneBank Proposal No. 1)

At the special meeting, stockholders of TowneBank will be asked to approve the TowneBank merger proposal providing for the merger of Franklin and Franklin Bank with and into TowneBank. Stockholders of TowneBank should read this joint proxy statement/prospectus carefully and in its entirety, including the appendices, for more detailed information concerning the merger agreement and the merger. A copy of the merger agreement is attached to this joint proxy statement/prospectus as Appendix A.

After careful consideration, the TowneBank board of directors, by a unanimous vote of all directors, approved the merger agreement and the merger to be advisable and in the best interests of TowneBank and the stockholders of TowneBank. See “The Merger – TowneBank’s Reasons for the Merger; Recommendation of TowneBank’s Board of Directors” included elsewhere in this joint proxy statement/prospectus for a more detailed discussion of the TowneBank board of directors’ recommendation.

The TowneBank board of directors unanimously recommends that TowneBank stockholders vote “FOR” the TowneBank merger proposal.

Approval of the TowneBank Adjournment Proposal (TowneBank Proposal No. 2)

If at the TowneBank special meeting there are not sufficient votes to approve the TowneBank merger proposal, the meeting may be adjourned to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies to approve the TowneBank merger proposal. In that event, TowneBank stockholders will be asked to vote on the TowneBank adjournment proposal and will not be asked to vote on the TowneBank merger proposal until such adjournment, if any.

In order to allow proxies that have been received by TowneBank at the time of the TowneBank special meeting to be voted for the TowneBank adjournment proposal, TowneBank is submitting the TowneBank adjournment proposal to its stockholders as a separate matter for their consideration. This proposal asks TowneBank stockholders to authorize the holder of any proxy solicited by the TowneBank board of directors on a discretionary basis to vote in favor of adjourning the TowneBank special meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from TowneBank stockholders who have previously voted.

If it is necessary to adjourn the TowneBank special meeting, then, unless the meeting will have been adjourned for a total of more than 120 days, no notice of such adjourned meeting is required to be given to stockholders, other than an announcement at the special meeting of the place, date and time to which the TowneBank special meeting is adjourned. Even if a quorum is not present, stockholders who are represented at a meeting may approve an adjournment of the meeting.

The TowneBank board of directors unanimously recommends that TowneBank stockholders vote “FOR” the TowneBank adjournment proposal.

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THE FRANKLIN SPECIAL MEETING

Date, Place and Time

This joint proxy statement/prospectus is first being mailed on or about [•], 2014 to Franklin stockholders who held shares of Franklin common stock, par value $0.01 per share, on the record date for the Franklin special meeting of stockholders. This joint proxy statement/prospectus is accompanied by the notice of the special meeting and a form of proxy that is solicited by the board of directors of Franklin for use at the special meeting to be held on [•], 2014 at [•]:[•] [•].m. local time, at The Cultural Arts Center at Glen Allen, located at 2880 Mountain Road, Glen Allen, Virginia, and at any adjournments of that meeting.

Purposes of the Franklin Special Meeting

At the special meeting, the stockholders of Franklin will be asked:

•	to approve the Franklin merger proposal as more fully described in this joint proxy statement/prospectus;

•	to approve the articles amendment proposal as more fully described in this joint proxy statement/prospectus;

•	to approve, on an advisory basis only, the compensation proposal as more fully described in this joint proxy statement/prospectus; and

•	to approve the Franklin adjournment proposal as more fully described in this joint proxy statement/prospectus.

Recommendation of the Franklin Board of Directors

The Franklin board believes that the proposed merger with TowneBank is fair to and is in the best interests of Franklin and its stockholders and unanimously recommends that Franklin stockholders vote “FOR” each of the proposals that will be presented at the Franklin special meeting as described in this joint proxy statement/prospectus.

Record Date and Voting Rights; Quorum

The Franklin board of directors has fixed the close of business on [•], 2014 as the record date for determining the stockholders of Franklin entitled to notice of and to vote at the special meeting or any adjournments thereof. Accordingly, you are only entitled to notice of and to vote at the special meeting if you were a record holder of Franklin common stock at the close of business on the record date. At that date, [•] shares of Franklin common stock were outstanding and entitled to vote.

To have a quorum that permits Franklin to conduct business at the Franklin special meeting, the presence, whether in person or by proxy, of the holders of Franklin’s common stock representing a majority of the voting shares outstanding on the record date is required. You are entitled to one vote for each outstanding share of Franklin common stock you held as of the close of business on the record date.

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Holders of shares of Franklin common stock present in person at the special meeting but not voting, and shares of the common stock for which proxy cards are received indicating that their holders have abstained, will be counted as present at the special meeting for purposes of determining whether there is a quorum for transacting business. Shares held in “street name” that have been designated by brokers on proxies as not voted will not be counted as votes cast for or against any proposal. These broker non-votes will, however, be counted for purposes of determining whether a quorum exists.

Votes Required

Vote Required for Approval of the Franklin Merger Proposal. The approval of the Franklin merger proposal requires the affirmative vote of a majority of the shares of common stock outstanding on the record date for the special meeting.

Failures to vote, abstentions and broker non-votes will not count as votes cast. Because, however, approval of the Franklin merger proposal requires the affirmative vote of at least a majority of the shares of Franklin common stock outstanding on the record date, failures to vote, abstentions and broker non-votes will have the same effect as votes against the Franklin merger proposal.

Vote Required for Approval of the Articles Amendment Proposal. The approval of the articles amendment proposal requires the affirmative vote of a majority of the shares of Franklin common stock outstanding on the record date for the special meeting.

Failures to vote, abstentions and broker non-votes will not count as votes cast. Because, however, approval of the articles amendment proposal requires the affirmative vote of at least a majority of the shares of Franklin common stock outstanding on the record date, failures to vote, abstentions and broker non-votes will have the same effect as votes against the articles amendment proposal.

Vote Required for Approval, on an Advisory Basis Only, of the Compensation Proposal. The approval, on an advisory basis only, of the compensation proposal requires the affirmative vote of at least a majority of the shares of Franklin common stock cast and entitled to vote on the proposal.

Failures to vote, abstentions and broker non-votes will not count as votes cast and will have no effect on the compensation proposal.

Vote Required for Approval of the Franklin Adjournment Proposal. The approval of the Franklin adjournment proposal requires the affirmative vote of a majority of the shares of Franklin common stock cast and entitled to vote on the proposal, whether or not a quorum is present.

Failures to vote, abstentions and broker non-votes will not count as votes cast and will have no effect for purposes of determining whether the Franklin adjournment proposal has been approved.

Stock Ownership of Franklin Executive Officers and Directors

Each director and executive officer of Franklin has entered into an agreement with TowneBank and Franklin pursuant to which he or she has agreed to vote all of his or her shares in favor of the Franklin merger proposal and the articles amendment and against any competing acquisition proposal, subject to certain exceptions, including that certain shares they hold in a fiduciary capacity are not covered by the agreement. As of the record date, directors and executive officers of Franklin and their affiliates beneficially owned and were entitled to vote approximately [•] shares of Franklin common stock at the Franklin special meeting, or approximately [•]% of the total voting power of Franklin shares entitled to vote at the special meeting, of which [•] shares or [•]% of the total voting power of the shares of Franklin common stock outstanding on that date are subject to voting agreements.

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Voting at the Franklin Special Meeting

Record Holders. If your shares of Franklin common stock are held of record in your name, your shares can be voted at the Franklin special meeting in any of the following ways:

•	By Mail. You can vote your shares by using the proxy card which is enclosed for your use in connection with the special meeting. If you complete and sign the proxy card and return it in the enclosed postage-paid envelope, you will be appointing the “proxies” named in the proxy card to vote your shares for you at the meeting. The authority you will be giving the proxies is described in the proxy card. When your proxy card is returned properly executed, the shares of Franklin common stock represented by it will be voted at the Franklin special meeting in accordance with the instructions contained in the proxy card.

If proxy cards are returned properly executed without an indication as to how the proxies should vote, the Franklin common stock represented by each such proxy card will be considered to be voted (i) “FOR” the Franklin merger proposal, (ii) “FOR” the articles amendment proposal, (iii) “FOR” the compensation proposal and (iv) “FOR” the Franklin adjournment proposal.

•	By the Internet or Telephone. You can appoint the proxies to vote your shares for you by going to the Internet website (http://[•]) or by calling [•]. When you are prompted for your “control number,” enter the number printed just above your name on the enclosed proxy card, and then follow the instructions provided. You may vote by the Internet or telephone only until [•]:[•] [•].m. Eastern Time on [•], 2014, which is the day of the Franklin special meeting. If you vote by the Internet or telephone, you need not sign and return a proxy card. Under Virginia law, you will be appointing the proxies to vote your shares on the same terms as are described above and with the same authority as if you completed, signed and returned a proxy card. The authority you will be giving the proxies is described in the proxy card.

•	In Person. You can attend the Franklin special meeting and vote in person. A ballot will be provided for your use at the meeting.

Your vote is important. Accordingly, please sign, date and return the enclosed proxy card, or follow the instructions above to vote by the Internet or telephone, whether or not you plan to attend the Franklin special meeting in person.

Shares Held in “Street Name.” Only the record holders of shares of Franklin common stock, or their appointed proxies, may vote those shares. As a result, if your shares of Franklin common stock are held for you in “street name” by a broker or other nominee, such as a bank or custodian, then only your broker or nominee (i.e., the record holder) may vote them for you, or appoint the proxies to vote them for you, unless you previously have made arrangements for your broker or nominee to assign its voting rights to you or for you to be recognized as the person entitled to vote your shares. You will need to follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares by following the instructions you received from your broker or nominee with your copy of this joint proxy statement/prospectus. Brokers and other nominees who hold shares in “street name” for their clients typically have the discretionary authority to vote those shares on “routine” proposals when they have not received instructions from beneficial owners of the shares. However, they may not vote those shares on non-routine matters, such as the proposals that will be presented at the Franklin special meeting, unless their clients give them voting instructions. To ensure that your shares are represented at the Franklin special meeting and voted in the manner you desire, it is important that you instruct your broker or nominee as to how it should vote your shares.

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If your shares are held in “street name” and you wish to vote them in person at the Franklin special meeting, you must obtain a proxy, executed in your favor, from the holder of record.

Revocation of Proxies

Record Holders. If you are the record holder of shares of Franklin common stock and you sign and return a proxy card or appoint the proxies by the Internet or by telephone and you later wish to revoke the authority or change the voting instructions you gave the proxies, you can do so at any time before the voting takes place at the Franklin special meeting by taking the appropriate action described below.

To change the voting instructions you gave the proxies:

•	you can complete, sign and submit a new proxy card, dated after the date of your original proxy card, which contains your new instructions, and submit it so that it is received before the special meeting or, if hand delivered, before the voting takes place at the Franklin special meeting; or

•	if you appointed the proxies by the Internet or telephone, you can go to the same Internet website (http://[•])), or use the same telephone number ([•]) before [•]:[•] [•].m. Eastern Time on [•], 2014 (the day of the special meeting), enter the same control number (printed just above your name on the enclosed proxy card) that you previously used to appoint the proxies, and then change your voting instructions.

The proxies will follow the last voting instructions received from you before the special meeting.

To revoke your proxy card or your appointment of the proxies by the Internet or telephone:

•	you can give Franklin’s Corporate Secretary a written notice, before the special meeting or, if hand delivered, before the voting takes place at the special meeting, that you want to revoke your proxy card or Internet or telephone appointment; or

•	you can attend the special meeting and vote in person or notify Franklin’s Corporate Secretary, before the voting takes place, that you want to revoke your proxy card or Internet or telephone appointment. Simply attending the special meeting alone, without voting in person or notifying Franklin’s Corporate Secretary, will not revoke your proxy card or Internet or telephone appointment.

If you submit your new proxy card or notice of revocation by mail, it should be addressed to Franklin’s Corporate Secretary at Franklin Financial Corporation, Attention: Corporate Secretary, 4501 Cox Road, Glen Allen, Virginia 23060, and must be received no later than the beginning of the Franklin special meeting or, if the special meeting is adjourned, before the adjourned meeting is actually held. If hand delivered, your new proxy card or notice of revocation must be received by Franklin’s Corporate Secretary before the voting takes place at the special meeting or at any adjourned meeting.

If you need assistance in changing or revoking your proxy, please contact:

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•	Franklin’s Corporate Secretary by calling (804) 967-7023 or by writing to Franklin Financial Corporation, 4501 Cox Road, Glen Allen, Virginia 23060, Attention: Corporate Secretary; or

•	Regan & Associates, Inc. by calling, toll-free, 1-800-737-3426 or by writing to Regan & Associates, Inc., 505 Eighth Avenue, Suite 800, New York, New York 10018.

Shares Held in “Street Name.” If your shares are held in “street name” and you want to change or revoke voting instructions you have given to the record holder of your shares, you must follow the directions given by your bank, broker, custodian or nominee.

Participants in the Franklin ESOP and 2012 Plan

If you participate in the Franklin Bank employee stock ownership plan (the “ESOP”) or the Franklin Financial Corporation 2012 Equity Incentive Plan (the “2012 Plan”), you will receive a voting instruction card for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the respective plans. Under the terms of the ESOP, all allocated shares of Franklin common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Franklin common stock held by the ESOP and all allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee received voting instructions from other plan participants, subject to the exercise of its fiduciary duties. Under the 2012 Plan, participants may direct the trustee how to vote their unvested restricted stock awards. The 2012 Plan trustee will vote all shares held in the trust for which it does not receive timely instructions as directed by Franklin. The deadline for returning your voting instruction cards is [•], 2014.

Solicitation of Proxies

This solicitation is made on behalf of the Franklin board of directors, and Franklin will pay the costs of soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to stockholders. Proxies may be solicited, without extra compensation, by Franklin’s officers and employees by mail, electronic mail, telephone, fax or personal interviews. Franklin has engaged Regan & Associates, Inc., to assist it in the distribution and solicitation of proxies for a fee of $10,000 plus reasonable out-of-pocket expenses. Franklin will reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

PROPOSALS TO BE CONSIDERED AT THE FRANKLIN SPECIAL MEETING

Approval of the Franklin Merger Proposal (Franklin Proposal No. 1)

At the special meeting, stockholders of Franklin will be asked to approve the Franklin merger proposal providing for the merger of Franklin and Franklin Bank with and into TowneBank. Stockholders of Franklin should read this joint proxy statement/prospectus carefully and in its entirety, including the appendices, for more detailed information concerning the merger agreement and the merger. A copy of the merger agreement is attached to this joint proxy statement/prospectus as Appendix A.

After careful consideration, the Franklin board of directors, by a unanimous vote of all directors, approved the merger agreement and the merger, to be advisable and in the best interests of Franklin and the stockholders of Franklin. See “The Merger – Franklin’s Reasons for the Merger; Recommendation of Franklin’s Board of Directors” included elsewhere in this joint proxy statement/prospectus for a more detailed discussion of the Franklin board of directors’ recommendation.

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The Franklin board of directors unanimously recommends that Franklin stockholders vote “FOR” the Franklin merger proposal.

Approval of the Articles Amendment Proposal (Franklin Proposal No. 2)

In connection with the approval of the merger agreement and the merger by the Franklin board of directors on July 14, 2014, the Franklin board also approved an amendment to Article II, Purpose, of Franklin’s articles of incorporation to provide Franklin with banking powers under Virginia law solely to consummate the merger. The reason Franklin is proposing to amend its articles of incorporation is because, under Virginia law, a Virginia chartered bank like TowneBank can only merge with an entity that is chartered with banking powers under federal or state law. Accordingly, in order to facilitate the merger of Franklin into TowneBank, the parties have agreed that Franklin seek stockholder approval of such amendment. The form of the amendment to Franklin’s articles of incorporation amending the purpose article therein so as to provide Franklin with banking powers under Virginia law is attached as Appendix D to this joint proxy statement/prospectus.

The approval of the articles amendment proposal by the Franklin board is subject to the approval of such amendment by the holders of a majority of the shares of Franklin common stock outstanding on the record date for the Franklin special meeting. If the stockholders of either TowneBank or Franklin do not approve the TowneBank merger proposal or the Franklin merger proposal, respectively, Franklin will not amend its articles of incorporation, even if Franklin stockholders approve the articles amendment proposal.

If the articles amendment proposal is not approved by the Franklin stockholders at the Franklin special meeting, Franklin will not be able to fulfill a closing condition in the merger agreement, as Virginia law would not permit an entity that does not have banking powers to merge with TowneBank. In that event, the parties may amend the merger agreement, before or after the requisite stockholder approvals, and structure the business combination between the entities in a different manner to accomplish the business purposes of the merger, provided that (i) the merger consideration to be paid to the holders of Franklin common stock is not changed or reduced in amount as a result of such modification, (ii) such amendment will not adversely affect the tax treatment to Franklin’s stockholders and (iii) such amendment will not materially jeopardize receipt of any required regulatory approvals or delay the merger.

The Franklin board of directors approved the proposed amendment to Franklin’s articles of incorporation in connection with approving the merger agreement and the merger, and would not have otherwise approved such amendment. Accordingly, a vote against the articles amendment proposal may be viewed as a vote against the Franklin merger proposal.

The Franklin board of directors unanimously recommends that Franklin stockholders vote “FOR” the articles amendment proposal.

Approval of the Compensation Proposal (Franklin Proposal No. 3)

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Franklin is providing its stockholders with the opportunity to approve, in a non-binding advisory vote, the compensation proposal, by voting on the following resolution:

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“RESOLVED, that the compensation that may be paid to the named executive officers of Franklin in connection with or as a result of the merger, as disclosed in the sections entitled “The Merger – Interests of Certain Franklin Directors and Executive Officers in the Merger – Change in Control Severance Benefits with Franklin Named Executive Officers” and “ – Payments and Benefits to Franklin Named Executive Officers” and the related table and narrative, is hereby APPROVED.”

Approval of this proposal is not a condition to completion of the merger. The vote on this proposal is a vote separate and apart from the vote on the Franklin merger proposal. Because the compensation proposal is advisory in nature only, a vote for or against approval will not be binding on either Franklin or TowneBank.

The compensation that is subject to this proposal is a contractual obligation of Franklin and/or Franklin Bank and of TowneBank as the successor thereto. If the merger is approved and completed, such compensation may be paid, subject only to the conditions applicable thereto, even if stockholders fail to approve this proposal. If the merger is not completed, the Franklin board of directors will consider the results of the vote in making future executive compensation decisions.

The Franklin board of directors unanimously recommends that Franklin stockholders vote “FOR” the compensation proposal.

Approval of the Franklin Adjournment Proposal (Franklin Proposal No. 4)

If at the Franklin special meeting there are not sufficient votes to approve both the Franklin merger proposal and the articles amendment proposal, the meeting may be adjourned to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies to approve the Franklin merger proposal and/or the articles amendment proposal. In that event, Franklin stockholders will be asked to vote on the Franklin adjournment proposal, may be asked to vote on the Franklin merger proposal, the articles amendment proposal and/or the compensation proposal if there are sufficient votes to approve one of them, and will not be asked to vote on the Franklin merger proposal and/or the articles amendment proposal if there are insufficient votes to approve such proposal(s) at the Franklin special meeting until such adjournment, if any.

In order to allow proxies that have been received by Franklin at the time of the Franklin special meeting to be voted for the Franklin adjournment proposal, Franklin is submitting the Franklin adjournment proposal to its stockholders as a separate matter for their consideration. This proposal asks Franklin stockholders to authorize the holder of any proxy solicited by the Franklin board of directors on a discretionary basis to vote in favor of adjourning the Franklin special meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from Franklin stockholders who have previously voted.

If it is necessary to adjourn the Franklin special meeting, then, unless the meeting will have been adjourned for a total of more than 120 days, no notice of such adjourned meeting is required to be given to stockholders, other than an announcement at the special meeting of the place, date and time to which the Franklin special meeting is adjourned. Even if a quorum is not present, stockholders who are represented at a meeting may approve an adjournment of the meeting.

The Franklin board of directors unanimously recommends that Franklin stockholders vote “FOR” the Franklin adjournment proposal.

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THE MERGER

The following discussion contains certain information about the merger. The discussion is subject to and is qualified in its entirety by reference to the merger agreement, which is attached as Appendix A to this joint proxy statement/prospectus and incorporated herein by reference. We urge you to read carefully this joint proxy statement/prospectus, including the merger agreement attached as Appendix A, for a more complete understanding of the merger.

General

The TowneBank board of directors and the Franklin board of directors have each approved the merger agreement and the merger, which provides for the merger of Franklin and Franklin Bank with and into TowneBank.

Pursuant to the terms of the merger agreement, as a result of the merger, each share of Franklin common stock issued and outstanding before the merger will be converted into the right to receive 1.40 shares of TowneBank common stock. We sometimes refer to this as the “exchange ratio.” The exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the effective date of the merger. No fractional shares will be issued; instead cash will be paid for fractional shares.

As of the date of this joint proxy statement/prospectus, TowneBank expects that it will issue approximately 16,494,065 shares of TowneBank common stock to the holders of Franklin common stock in the merger, based on the 1.40 exchange ratio and the number of shares of Franklin common stock outstanding and reserved for issuance under equity compensation plans and agreements. At the completion of the merger, it is expected that there will be issued and outstanding approximately 52,011,000 shares of TowneBank common stock, with current TowneBank stockholders owning approximately 69% of TowneBank’s outstanding common stock, on a fully diluted basis, and former holders of Franklin common stock owning approximately 31% of TowneBank’s outstanding common stock, on a fully diluted basis.

Background of the Merger

Over time, Franklin’s board of directors has regularly discussed and reviewed Franklin’s business, performance and prospects, and considered Franklin’s strategic options. Franklin completed its mutual to stock conversion on April 27, 2011, and, pursuant to applicable regulations, for a period of three years thereafter no person was permitted to offer to acquire or acquire the beneficial ownership of more than 10% of Franklin’s common stock without prior regulatory approval. During the three-year period following its mutual to stock conversion, Franklin held strategic planning meetings at which it had presentations by its financial advisors and its legal advisors on its strategic alternatives. On August 29, 2012, September 25, 2012 and June 25 and 26, 2013, Franklin’s board of directors held strategic planning meetings at which its financial advisors and its legal counsel reviewed the strategic options available to Franklin, including remaining independent, acquisitions of other financial institutions and being acquired by another financial institution.

During 2012, 2013 and 2014, Franklin’s chairman, president and chief executive officer, Richard T. Wheeler, Jr., was contacted by several larger financial institutions to inquire about Franklin’s plans once the three-year post-conversion period expired. During 2013 and 2014, Mr. Wheeler met informally with the chief executive officers of four financial institutions, each of whom expressed interest in talking more formally with Franklin should it decide to pursue a sale following the expiration of the three-year post-conversion restriction.

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One of these meetings occurred in June 2013 when Mr. Wheeler met with J. Morgan Davis, president and chief banking officer of TowneBank, and other TowneBank executives. At that meeting, Franklin and TowneBank executives discussed the recently-formed mortgage joint venture between Franklin and TowneBank and the banking climate in Virginia, as well as other general topics. At the conclusion of the meeting, Mr. Davis informed Mr. Wheeler that TowneBank would be interested in discussing an affiliation with Franklin should Franklin decide to pursue a sale once the three-year post-conversion period expired.

In July 2013, Mr. Wheeler and two other Franklin executive officers met with several TowneBank executives, including Mr. Davis and G. Robert Aston, Jr., chairman and chief executive officer, at TowneBank’s headquarters in Suffolk, Virginia. At that meeting, Mr. Aston gave a thorough overview of TowneBank’s history, products and culture, as well as its footprint in Hampton Roads and Williamsburg, Virginia and the Outer Banks of North Carolina. Mr. Aston informed Franklin of TowneBank’s strategy to expand into Richmond and Raleigh, North Carolina, with a preference for expanding first to Richmond because of its proximity to TowneBank’s western branches in Williamsburg. Mr. Aston acknowledged the attractiveness of Franklin because of its size, branches and excess capital. Mr. Wheeler kept the Franklin board of directors apprised of his informal meetings throughout this period.

During 2013, Mr. Wheeler met on several occasions with representatives of Keefe, Bruyette & Woods, Inc. as well as representatives of other financial advisory firms with whom Franklin had prior relationships to discuss, among other things, Franklin’s strategic alternatives and options as it was nearing the end of the three-year post-conversion period. In 2013, Franklin’s board of directors began to consider, along with other strategic options, the possibility of a merger with another financial institution following the expiration of the three-year post-conversion period and the engagement of a financial advisor to advise on that process.

Beginning in 2014, Franklin had discussions with KBW and other financial advisors regarding Franklin’s valuation, Franklin’s earnings projections, performance trends, strategic options and the national and Southeast markets for merger and acquisition transactions. During this same time period, after consultation with its legal and financial advisors, Franklin’s board of directors directed Mr. Wheeler to continue to meet on an informal basis with his counterparts from other financial institutions who had contacted him and that, in the view of KBW and other financial advisors, might be interested in a potential business combination with Franklin, to learn about their strategies and acquisition philosophies.

From January 2014 through April 2014, Mr. Wheeler had informal meetings with the chairmen and/or chief executive officers of six financial institutions, including a meeting with Mr. Aston, Mr. Davis and Thomas V. Rueger, senior executive vice president, of TowneBank. At that meeting, which was held on January 31, 2014, the TowneBank executives confirmed their interest in the Richmond market and TowneBank’s plans to come to Richmond either de novo or, preferably, through an affiliation with Franklin. The Franklin and TowneBank executives acknowledged the success of the mortgage joint venture, the similarity and compatibility of the cultures of the two organizations and the strengths that each party would bring to a merger – particularly TowneBank’s extensive products and management depth and Franklin’s excess capital, Richmond locations and market reputation. As a result of the meetings with the executives of these six financial institutions, executive management of Franklin concluded that there would, in fact, be interested parties should Franklin’s board of directors determine to pursue a merger as a strategic alternative for Franklin.

On March 26, 2014, the TowneBank board of directors held a regularly scheduled meeting at which Mr. Aston discussed, in general terms, TowneBank’s possible expansion strategies to enter the Richmond market. The TowneBank board discussed the various scenarios regarding such expansion, including de novo as well as acquisition opportunities. Mr. Aston also informed the board of the January 31 meeting with Mr. Wheeler at which a possible affiliation with Franklin was discussed.

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At a special meeting of the board of directors of Franklin held on April 30, 2014, the board of directors again discussed the exploration of various strategic alternatives. At this meeting, representatives of KBW were present and discussed the current banking industry, the current bank merger and acquisition environment and potential strategic alternatives available to Franklin. In the course of these discussions, Franklin’s board of directors considered whether Franklin should maintain a strategy focused on its continued independence or focus on other strategies, including a possible merger transaction. Among other matters, the board of directors discussed and took note of the pricing metrics of recently announced transactions involving other banking institutions in the Southeast region and nationally and, based on this data, generally discussed the range of values that Franklin’s stockholders may potentially realize in a business combination transaction. KBW also provided an overview of the process proposed to be undertaken should the board of directors determine to seek a merger partner and a timetable for soliciting indications of interest from potential acquirers. Also at that meeting, Franklin’s legal counsel provided a detailed presentation regarding the board of directors’ fiduciary duties and responsibilities in the context of a change in control or other business combination transaction.

At the April 30, 2014 meeting, the board of directors formally approved the engagement of KBW as Franklin’s financial advisor and formed a merger committee comprised of Mr. Wheeler and Warren A. Mackey, chairman of the committee, Hugh T. Harrison II, Elizabeth W. Robertson, George L. Scott and Richard W. Wiltshire, Jr. The board of directors instructed the merger committee to negotiate an engagement letter with KBW. In connection with approving the engagement of KBW, the board of directors authorized that firm to conduct a comprehensive process designed to identify and solicit qualified potential acquirers of Franklin Financial Corporation. Executive management of Franklin worked with KBW to compile a list of qualified financial institutions likely to have an interest in engaging in a potential business combination with Franklin. Following further discussion and deliberation, it was the consensus of the board of directors that it would be in the best interests of Franklin, its stockholders and other constituencies to solicit indications of interest from the identified potentially interested merger parties. KBW was authorized to contact such parties and to seek to obtain signed confidentiality agreements from them.

During this process of soliciting indications of interest, members of the merger committee continued to meet telephonically as needed for the purpose of monitoring and supervising the process. The merger committee approved the form of confidentiality agreement and confidential information memorandum to be presented to interested parties on May 6, 2014 and received from KBW periodic updates as to the status of the process and the level of interest expressed by the various parties contacted by KBW through May 27, 2014.

At a regularly scheduled meeting of the Franklin board of directors on May 27, 2014, representatives of KBW updated the Franklin board of directors on the progress made since the April 30, 2014 board meeting. Representatives of KBW then updated the board of directors on the timeline and the steps that had been taken by KBW since the last board meeting. KBW contacted TowneBank and 10 other parties during the month of May 2014. TowneBank, as well as six other financial institutions, executed confidentiality agreements with KBW. Interested parties, including TowneBank, were instructed to submit their preliminary indications of interest by noon on May 30, 2014. Access to an on-line data room providing extensive information in regard to Franklin was provided during the period from May 14, 2014 through the initial bid date.

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On May 28, 2014, at a regular meeting of the TowneBank board of directors, senior management informed the board that management had been contacted by KBW in early May regarding TowneBank’s interest in a possible merger with Franklin and that management had conducted initial due diligence on Franklin. During and after a presentation on the merger by TowneBank senior management and Sandler O’Neill, which had been engaged on May 7, 2014 by TowneBank to provide advice concerning the merger, the board discussed various aspects of the proposed combination of TowneBank and Franklin. At this meeting, the TowneBank board authorized management to submit to KBW a preliminary non-binding indication of interest.

On May 30, 2014, TowneBank sent a preliminary non-binding written indication of interest for the acquisition of Franklin to KBW. In its letter, TowneBank proposed an all-stock transaction at an indicated price of $23.00 per share based on a fixed exchange ratio of 1.499 shares of TowneBank common stock for each share of Franklin common stock, subject to further due diligence.

On June 4, 2014, Franklin held a special meeting of the board of directors, at which representatives from KBW and Franklin’s legal counsel were present. KBW discussed with the board of directors the solicitation process, the discussions that KBW had with the seven parties, including TowneBank, that had conducted initial due diligence of Franklin, and the one preliminary indication of interest received from TowneBank. KBW reviewed with the board of directors the financial performance of TowneBank and the effect of the offer on Franklin and its stockholders. The board of directors reviewed and discussed the preliminary indication of interest that had been received from TowneBank and also discussed whether to pursue an acquisition of one of two financial institutions that had been identified by KBW or whether to continue to pursue a sale of Franklin.

Based on the proposed pricing terms, the board of directors determined to pursue further discussions with TowneBank and approved TowneBank performing on-site due diligence on Franklin so that it could submit its final indication of interest by June 26, 2014. The board of directors also authorized KBW to provide a draft merger agreement, which had been prepared by Franklin’s legal counsel, to TowneBank and to request that TowneBank provide a mark-up of the merger agreement at the same time as the submission of a final indication of interest. The board of directors further authorized KBW to contact other parties not previously contacted during the initial outreach, in order to obtain additional signed confidentiality agreements with parties who would consider a merger with Franklin.

TowneBank conducted its due diligence review from June 16, 2014 through June 19, 2014. On June 23, 2014, Mr. Wheeler and Mr. Mackey met with representatives of TowneBank at TowneBank’s headquarters in Suffolk. The purpose of the meeting was for Mr. Mackey to meet TowneBank’s senior executives and to learn more about TowneBank’s operations.

KBW received an initial indication of interest from another party contacted following the June 4, 2014 special meeting of the board of directors (“Company A”) dated June 23, 2014, which provided for a merger of Franklin with Company A, whereby Franklin stockholders would own a majority of the combined company. Company A’s proposal was for an all-stock transaction combined with the payment of a one-time special dividend by Franklin to Franklin’s stockholders.

On June 25, 2014, at a regular meeting of the TowneBank board of directors, senior management reported on the status of its due diligence investigation of Franklin. Representatives of LeClairRyan, A Professional Corporation (“LeClairRyan”), TowneBank’s outside legal counsel, also provided certain information with respect to the due diligence review of Franklin. Representatives of Sandler O’Neill reviewed with the TowneBank board of directors the structure and other terms of the proposed transaction and financial information regarding Franklin, TowneBank and the transaction, information regarding peer companies and comparable transactions and other relevant analyses. The TowneBank board engaged in a lengthy discussion regarding the proposed transaction that included financial and operational matters. At the conclusion of this meeting, the TowneBank board authorized senior management to proceed towards a merger with Franklin, to submit a revised final non-binding indication of interest and, if TowneBank’s indication of interest was accepted by Franklin, to begin negotiations that would lead to a definitive agreement.

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On June 26, 2014, KBW received a revised non-binding written indication of interest from TowneBank along with a mark-up of the draft merger agreement that Franklin provided to TowneBank. In its final indication of interest, TowneBank proposed an all-stock consideration based on a fixed exchange ratio of 1.375 shares of TowneBank common stock, which equated to $21.90 per share of Franklin common stock based on the closing price for TowneBank’s common stock as of June 27, 2014. TowneBank also indicated that it would proceed to negotiate a definitive agreement only if Franklin agreed to negotiate exclusively with TowneBank.

Franklin’s board of directors met on June 30, 2014 and was joined by representatives from KBW and Franklin’s legal counsel, Kilpatrick Townsend & Stockton, LLP (“Kilpatrick Townsend”). KBW again provided an overview of the overall merger and acquisition market and reviewed with the board comparable merger and acquisition transactions. KBW reviewed with the board a detailed summary of each of the two indications of interest, a pro forma analysis and a relative comparison for each potential merger partner. Kilpatrick Townsend again reviewed with the board of directors its fiduciary obligations and also reviewed the revised merger agreement received from TowneBank, highlighting the key revisions of the draft agreement as well as the voting agreement that would be required to be executed by Franklin’s directors and executive officers. Following extensive discussion and deliberation, which included a discussion of the pros and cons of each offer and a consideration of whether to proceed independently, the board of directors directed KBW to contact TowneBank’s financial advisor to discuss further the price offered as well as several other provisions of the revised offer. The board meeting continued as the representatives of KBW left the meeting to contact TowneBank’s financial advisor. After several discussions with TowneBank’s financial advisor, representatives of KBW returned to the board meeting and advised the board of directors that TowneBank had increased the fixed exchange ratio to 1.40 shares of TowneBank common stock for each share of Franklin common stock, but would not adjust the other items discussed. Following further discussion, the Franklin board of directors determined to negotiate exclusively with TowneBank the terms of a definitive merger agreement based on the terms outlined in the revised indication of interest of TowneBank, including the revised exchange ratio of 1.40 shares. The parties entered into an exclusivity agreement on July 2, 2014.

On July 7 and 8, 2014, Franklin, with the assistance of its legal and financial advisors, conducted an on-site due diligence review of TowneBank and met with TowneBank’s management to discuss TowneBank’s business, results of operations and business prospects.

From July 2, 2014 until July 13, 2014, Franklin and TowneBank negotiated the terms of the merger agreement and the ancillary documents appearing as exhibits to the merger agreement. Mr. Wheeler and Mr. Aston had several discussions during this time period as did Mr. Wheeler and other senior executives at TowneBank.

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On July 14, 2014, Franklin’s board of directors held a special meeting to consider the proposed merger and the merger agreement. At the meeting, Franklin’s board of directors received an update from Franklin’s management on the on-site due diligence review of TowneBank and the status of the negotiations with TowneBank. Also at the meeting, representatives of KBW reviewed its financial analysis of the terms of the merger, including the exchange ratio in the merger agreement, and delivered to Franklin’s board of directors an oral opinion (which was subsequently confirmed in writing) to the effect that, as of July 14, 2014 and based on and subject to various assumptions and limitations described in the opinion, the exchange ratio in the merger was fair, from a financial point of view, to Franklin’s stockholders. Representatives of Kilpatrick Townsend reviewed with Franklin’s board of directors the legal standards applicable to its decisions and actions with respect to the proposed transaction and reviewed in detail the definitive merger agreement and all related documents, copies of which were delivered to each director before the date of the meeting. Following extensive review and discussion, Franklin’s board of directors unanimously voted to approve the merger, the merger agreement and the related plan of merger.

Also, on July 14, 2014, TowneBank’s board of directors held a special meeting to consider the proposed merger and the merger agreement. At the meeting, TowneBank’s board of directors received an update from TowneBank’s management on the status of the negotiations with Franklin. Also at the meeting, representatives of Sandler O’Neill reviewed its financial analysis of the terms of the merger, including the exchange ratio in the merger agreement, and delivered to TowneBank’s board of directors an oral opinion (which was subsequently confirmed in writing) to the effect that, as of July 14, 2014 and based on and subject to various assumptions and limitations described in the opinion, the exchange ratio in the merger was fair, from a financial point of view, to TowneBank. Representatives of LeClairRyan discussed with TowneBank’s board of directors the legal standards applicable to its decisions and actions with respect to the proposed transaction and reviewed in detail the proposed merger agreement and related agreements. Following these discussions, TowneBank’s board of directors unanimously voted to approve the merger, the merger agreement and the related plan of merger.

Franklin and TowneBank executed the merger agreement on July 14, 2014 and, before the financial markets opened on July 15, 2014, issued a joint press release announcing the execution of the merger agreement and the terms of the merger.

TowneBank’s Reasons for the Merger; Recommendation of TowneBank’s Board of Directors

After careful consideration, TowneBank’s board of directors, at a meeting held on July 14, 2014, unanimously determined that the merger agreement is in the best interests of TowneBank and its stockholders. Accordingly, TowneBank’s board of directors adopted and approved the merger agreement and unanimously recommends that TowneBank stockholders vote “FOR” the TowneBank merger proposal and “FOR” the TowneBank adjournment proposal.

In reaching its decision to adopt and approve the merger agreement and to recommend that its stockholders approve the merger agreement, TowneBank’s board of directors consulted with TowneBank management, as well as TowneBank’s financial and legal advisors, and considered a number of factors, including, but not limited to, the following material factors:

•	Franklin’s financial condition, earnings, business, operations, asset quality and prospects, taking into account the results of TowneBank’s due diligence investigation of Franklin

•	the attractiveness and growth potential of the Richmond market from a banking perspective and the fact that it is a natural strategic expansion of TowneBank’s banking franchise that currently extends westward along the I-64 corridor to the Williamsburg market;

•	the opportunity to enter the Richmond market with an acquisition of significant size and scale involving a well-respected, high-quality, locally-based financial institution;
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•	the current and prospective environment in the financial services industry, including national and local economic conditions, competition and consolidation in the financial services industry, the regulatory and compliance environment, and the likely effect of the foregoing factors on TowneBank with and without the merger;

•	the fact that the merger will create a Virginia-based bank with approximately $6.1 billion in assets, making the combined company the second largest community bank based in Virginia by asset size;

•	TowneBank’s expectations and analyses, and its financial advisor’s analyses, of cost synergies (pre-tax expense savings of approximately $6.9 million), earnings per share accretion beginning in 2016, and tangible book value dilution (approximately 0.1% for 2015 and 2016) projected to be earned back in under two and one-half years, among other metrics;

•	TowneBank’s belief that the merger will accelerate TowneBank’s achievement of its financial performance goals;

•	the strong capital positions maintained by TowneBank and Franklin prior to the merger and the anticipated strong capital position for the combined entity following the merger that will support future growth and capital management strategies, including the anticipated repayment by TowneBank shortly after consummation of the merger of approximately $76.5 million borrowed by TowneBank under the Small Business Lending Fund;

•	the market for alternative merger or acquisition transactions in the financial services industry and the likelihood and timing of other material strategic transactions;

•	the regulatory and other approvals required in connection with the merger and the expectation that the approvals will be received in a timely manner and without imposition of unacceptable conditions;

•	the financial and other terms of the transaction, including the fixed exchange ratio, expected tax treatment, deal protection and termination fee provisions, which it reviewed with its outside financial and legal advisors; and

•	the opinion of Sandler O’Neill & Partners, L.P. delivered to the TowneBank board of directors on July 14, 2014 to the effect that, as of that date, and subject to and based on the various assumptions, considerations, qualifications and limitations set forth in the opinion, the exchange ratio in the merger agreement was fair, from a financial point of view, to TowneBank.

The TowneBank board also considered the risks and potential negative factors outlined below, but concluded that the anticipated benefits of combining with Franklin were likely to outweigh substantially these risks and factors. The risk factors included:

•	the potential for an initial negative impact on the market price of TowneBank common stock;

•	the possibility that the merger and related integration process could result in the loss of key employees, the disruption of TowneBank’s on-going business and the loss of customers;
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•	the potential risks and costs associated with integrating Franklin’s business, operations and workforce with those of TowneBank;

•	the potential risks of diverting management attention and resources from the operation of TowneBank’s business and towards the completion of the merger;

•	the possibility of encountering difficulties in achieving cost savings in the amount currently estimated or in the timeframe currently contemplated;

•	the substantial merger and integration related expenses, estimated at approximately $10.0 million on a pre-tax basis; and

•	the risks of the type and nature described under “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors,” and in filings of TowneBank incorporated in this joint proxy statement/prospectus by reference.

The foregoing discussion of the information and factors considered by TowneBank’s board of directors is not intended to be exhaustive but includes the material factors considered by TowneBank’s board of directors. In view of the wide variety of the factors considered in connection with its evaluation of the merger and the complexity of these matters, TowneBank’s board of directors did not find it useful, and did not attempt, to quantify, rank or otherwise assign relative weights to these factors. In considering the factors described above, the individual members of TowneBank’s board of directors may have given different weight to different factors. TowneBank’s board of directors conducted an overall analysis of the factors described above including thorough discussions with, and questioning of, TowneBank management and TowneBank’s legal and financial advisors, and considered the factors overall to be favorable to, and to support, its determination.

The foregoing explanation of TowneBank’s board of directors’ reasoning and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”

Franklin’s Reasons for the Merger; Recommendation of Franklin’s Board of Directors

After careful consideration, Franklin’s board of directors, at a meeting held on July 14, 2014, unanimously determined that the merger agreement is in the best interests of Franklin and its stockholders. Accordingly, Franklin’s board of directors adopted and approved the merger agreement and unanimously recommends that Franklin stockholders vote “FOR” the approval of the Franklin merger proposal, “FOR” the approval of the articles amendment proposal, “FOR” the approval of the compensation proposal and “FOR” the approval of the Franklin adjournment proposal.

In reaching its decision to adopt and approve the merger agreement and to recommend that its stockholders approve the merger agreement, the Franklin board of directors consulted with Franklin management, as well as its financial and legal advisors, and considered a number of factors, including, without limitation, the following material factors:

•	the attractiveness of affiliating with a company with a strong, diversified and proven business model that has the products, services and management depth to expand in the Richmond market;
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•	the attractiveness of affiliating with a company that has the ability to quickly deploy Franklin’s excess capital and produce a projected higher return on equity for Franklin’s stockholders;

•	the ability to replace Franklin’s three members of executive management who have reached retirement age with minimum leadership change risk;

•	the merger synergies from affiliation with a higher performing company;

•	the challenge of effectively competing in a prolonged low interest rate environment in an industry with declining net interest margins and increasingly burdensome regulatory costs;

•	TowneBank’s financial condition, earnings, business, operations, asset quality and prospects, taking into account the results of Franklin’s due diligence investigation of TowneBank;

•	the current and prospective environment in the financial services industry, including national and local economic conditions, competition and consolidation in the financial services industry, the regulatory and compliance environment, and the likely effect of the foregoing factors on Franklin with and without the merger;

•	the fact that the merger will create a Virginia-based bank with approximately $5.9 billion in assets, making the combined company the second largest community bank based in Virginia by asset size;

•	the strong capital positions maintained by TowneBank and Franklin prior to the merger and the anticipated strong capital position for the combined entity following the merger that will support future growth and capital management strategies and allow the deployment of Franklin’s excess capital more efficiently and effectively;

•	the market for alternative merger or acquisition partners in the financial services industry and the likelihood and timing of other material strategic transactions;

•	the regulatory and other approvals required in connection with the merger and the expectation that the approvals will be received in a timely manner and without imposition of unacceptable conditions;

•	the financial and other terms of the transaction, including the fixed exchange ratio, expected tax treatment, deal protection and termination fee provisions, which Franklin reviewed with its outside financial and legal advisors; and

•	the opinion of Keefe, Bruyette & Woods, Inc., delivered to the Franklin board of directors of July 14, 2014 to the effect that, as of that date, and subject to and based on the various assumptions, considerations, qualifications and limitations set forth in the opinion, the exchange ratio in the merger agreement was fair, from a financial point of view, to Franklin’s stockholders.

The Franklin board also considered the risks and potential negative factors outlined below, but concluded that the anticipated benefits of combining with TowneBank were likely to outweigh substantially these risks and factors. These risks included:

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•	the potential for an initial negative impact on the market price of Franklin common stock;

•	the possibility that the merger and related integration process could result in the loss of key employees, the disruption of Franklin’s on-going business and the loss of customers;

•	the potential risks of diverting management attention and resources from the operation of Franklin’s business and towards the completion of the merger; and

•	the risks of the type and nature described under the “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors,” and in filings of Franklin incorporated in this joint proxy statement/prospectus by reference.

The foregoing discussion of the information and factors considered by Franklin’s board of directors is not exhaustive, but includes the material factors that the board of directors considered and discussed in approving and recommending the merger. In view of the wide variety of factors considered and discussed by Franklin’s board of directors in connection with its evaluation of the merger and the complexity of these factors, the board of directors did not quantify, rank or assign any relative or specific weight to the foregoing factors. Rather, it considered all of the factors as a whole. The board of directors discussed the foregoing factors, including asking questions of Franklin’s management and legal and financial advisors, and reached general consensus that the merger was in the best interests of Franklin and its stockholders. In considering the foregoing factors, individual directors may have assigned different weights to different factors. The board of directors did not undertake to make any specific determination as to whether any factor, or particular aspect of any factor, supported or did not support its ultimate decision to approve the merger agreement and the merger.

The foregoing explanation of Franklin’s board of directors’ reasoning and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”

Financial Forecasts

TowneBank and Franklin do not as a matter of course publicly disclose internal management forecasts or projections as to future financial performance due to the unpredictability of the underlying assumptions and estimates. However, in connection with their respective confirmatory due diligence, TowneBank requested, and Franklin’s management provided TowneBank and its financial advisors with, certain non-public financial forecasts prepared by Franklin’s management, and Franklin requested, and TowneBank’s management provided Franklin and its financial advisors with, certain non-public financial forecasts prepared by TowneBank’s management.

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Set forth below are the material financial forecasts that were provided by Franklin to TowneBank:

Material Financial Forecasts Provided by Franklin to TowneBank

(all amounts are approximate)

	Projected 2014	Projected 2015	Projected 2016
	(in thousands)

Net interest income	$27,897	$29,034	$28,596
Total non-interest income	11,980	3,261	3,469
Total non-interest expense	18,513	18,237	18,424
Provision for loan losses	750	750	750
Net income	16,475	8,916	8,637

Set forth below are the material financial forecasts that were provided by TowneBank to Franklin:

Material Financial Forecasts Provided by TowneBank to Franklin

(all amounts are approximate)

	Projected 2014	Projected 2015	Projected 2016
	(in thousands)

Net interest income	$149,600	$155,800	$166,700
Total non-interest income	90,900	97,000	103,100
Total non-interest expense	169,000	181,100	189,400
Provision for loan losses	7,200	8,000	8,000
Net income	44,500	47,200	50,600

The financial forecasts set forth above represent the most recent projections prepared by Franklin and delivered to TowneBank and by TowneBank and delivered to Franklin prior to the announcement of the acquisition, which, with respect to Franklin, was in June 2014, and with respect to TowneBank, was in June 2014. At the time the financial forecasts were prepared, they represented the best estimates and judgments of the management teams of Franklin and TowneBank, respectively, that prepared the forecasts in good faith. These financial forecasts cannot be considered a reliable predictor of future operating results, and no assurance can be given regarding future events. The projections represent TowneBank’s and Franklin’s independent forecasts. The financial forecasts were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or published guidelines of the SEC regarding forward-looking statements and do not fully comply with generally accepted accounting principles in the United States (“GAAP”). In light of the foregoing, and considering that the TowneBank and Franklin stockholder meetings will be held at least six months after the financial forecasts were prepared, as well as the uncertainties inherent in any financial forecasts, stockholders of TowneBank and Franklin are cautioned not to rely on these financial forecasts as a predictor of future operating results or otherwise.

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The estimates and assumptions underlying the financial forecasts of Franklin and TowneBank involve assumptions and judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions. These estimates and assumptions may not be realized and are inherently subject to significant business, economic, competitive and regulatory uncertainties, including those risk factors detailed in the sections entitled “Risk Factors” beginning on page [•] and “Cautionary Statement Regarding Forward-Looking Statements” beginning on page [•], all of which are difficult to predict and many of which are beyond the control of Franklin and TowneBank and will be beyond the control of the combined company after the merger. Estimates or projections of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. In addition, the financial forecasts prepared by Franklin and TowneBank represent each company’s own evaluation of its future financial performance on a stand-alone basis, and without reference to transaction-related costs or benefits. Accordingly, actual results could vary materially from those presented in the financial forecasts, and actual value or future results could be significantly more or less favorable than what is suggested by the forecasts. The inclusion of these financial forecasts should not be interpreted as an indication that Franklin or TowneBank considers this information a reliable prediction of future results, and this information should not be relied on for that purpose. TowneBank and its management did not participate in preparing, and do not express any view on, the Franklin financial forecasts set forth above, or the assumptions underlying such financial forecasts. Franklin and its management did not participate in preparing, and do not express any view on, the TowneBank financial forecasts set forth above, or the assumptions underlying such financial forecasts.

The prospective financial information of Franklin and TowneBank included in this joint proxy statement/prospectus has been prepared by, and is the responsibility of, the management teams of Franklin and TowneBank, respectively. Neither Franklin’s nor TowneBank’s auditors, nor any other independent registered public accounting firm, nor Franklin’s or TowneBank’s financial advisors have examined, compiled or performed any procedures with respect to these forecasts, nor have they expressed any opinion or any other form of assurance on this information or its achievability.

Neither TowneBank nor Franklin intends to disclose publicly any update or other revision to these forecasts to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events or changes in general economic or industry conditions, even in the event that any or all of the underlying assumptions are shown to be in error.

Opinion of TowneBank’s Financial Advisor

By letter dated May 9, 2014, TowneBank retained Sandler O’Neill & Partners, L.P. to act as financial advisor to TowneBank’s board of directors in connection with the board’s review of potential strategic alternatives, including as to a possible business combination with potential counterparties. Sandler O’Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O’Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

Sandler O’Neill acted as financial advisor to the TowneBank board of directors in connection with the proposed transaction and participated in certain of the negotiations leading to the execution of the merger agreement. At the July 14, 2014 meeting at which TowneBank’s board of directors considered and approved the merger agreement, Sandler O’Neill delivered to the board its oral opinion, which was subsequently confirmed in writing, that, as of such date, the merger consideration was fair to TowneBank from a financial point of view. The full text of Sandler O’Neill’s opinion is attached as Appendix B to this joint proxy statement/prospectus. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the full text of the opinion. Holders of TowneBank common stock are urged to read the entire opinion carefully in connection with their consideration of the proposed merger.

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Sandler O’Neill’s opinion speaks only as of the date of the opinion. The opinion was directed to TowneBank’s board and is directed only to the fairness of the merger consideration to the holders of TowneBank common stock from a financial point of view. It does not address the underlying business decision of TowneBank to engage in the merger or any other aspect of the merger and is not a recommendation to any holder of TowneBank common stock as to how such holder of TowneBank common stock should vote at the special meeting with respect to the merger or any other matter.

In connection with rendering its opinion dated July 14, 2014, Sandler O’Neill reviewed and considered, among other things:

•	the merger agreement;

•	certain financial statements and other historical financial information of TowneBank that Sandler O’Neill deemed relevant;

•	certain financial statements and other historical financial information of Franklin that Sandler O’Neill deemed relevant;

•	internal financial estimates for TowneBank’s earnings per share for the years ending December 31, 2014 through December 31, 2016 as provided by senior management of TowneBank;

•	internal financial estimates for Franklin’s earnings per share for the 12 months ending December 31, 2014 and December 31, 2015 as provided by senior management of Franklin;

•	the pro forma financial impact of the merger on TowneBank based on assumptions relating to transaction expenses, purchase accounting adjustments, accounting treatment, cost savings and other synergies as determined by the senior management of TowneBank;

•	a comparison of certain financial and other information for TowneBank and Franklin with similar publicly available information for certain other banking institutions, the securities of which are publicly traded;

•	the terms and structures of other recent merger and acquisition transactions in the banking sector;

•	the current market environment generally and in the banking sector in particular; and

•	such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler O’Neill considered relevant.

Sandler O’Neill also discussed with certain members of the senior management of TowneBank the business, financial condition, results of operations and prospects of TowneBank and held similar discussions with the senior management of Franklin regarding the business, financial condition, results of operations and prospects of Franklin.

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In performing its reviews and analyses and in rendering its opinion, Sandler O’Neill relied upon the accuracy and completeness of all of the financial and other information that was available to Sandler O’Neill from public sources, that was provided to Sandler O’Neill by TowneBank or Franklin or their respective representatives or that was otherwise reviewed by Sandler O’Neill and Sandler O’Neill assumed such accuracy and completeness for purposes of rendering its opinion. Sandler O’Neill further relied on the assurances of the senior management of each of TowneBank and Franklin that they were not aware of any facts or circumstances that would make any of such information inaccurate or misleading in any material respect. Sandler O’Neill was not asked to undertake, and did not undertake an independent verification of any of such information and Sandler O’Neill assumes no responsibility or liability for the accuracy or completeness thereof. Sandler O’Neill did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of TowneBank or Franklin or any of their subsidiaries. Sandler O’Neill did not make an independent evaluation of the adequacy of the allowance for loan losses of TowneBank and Franklin and Sandler O’Neill did not review any individual credit files relating to TowneBank or Franklin. Sandler O’Neill assumed that the respective allowances for loan losses for TowneBank and Franklin are adequate to cover such losses and will be adequate on a pro forma basis.

With respect to internal financial projections provided by senior management of TowneBank and internal financial projections provided by senior management of Franklin used by Sandler O’Neill in its analyses, the senior managements of TowneBank and Franklin confirmed to Sandler O’Neill that those projections reflected the best currently available estimates and judgments of such respective managements of the respective future financial performances of TowneBank and Franklin. With respect to the purchase accounting adjustments, accounting treatment, cost savings and other synergies determined by the senior management of TowneBank, such management confirmed that they reflected the best currently available estimates. Sandler O’Neill expresses no opinion as to such financial projections or estimates or the assumptions on which they are based. Sandler O’Neill also assumed that there has been no material change in the assets, financial condition, results of operations, business or prospects of TowneBank and Franklin since the date of the most recent financial data made available to Sandler O’Neill. Sandler O’Neill assumed in all respects material to its analysis that TowneBank and Franklin would remain as going concerns for all periods relevant to Sandler O’Neill’s analyses. Finally, Sandler O’Neill has expressed no opinion as to any legal, accounting and tax matters relating to the merger and the other transactions contemplated by the merger agreement.

Sandler O’Neill’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Sandler O’Neill as of, the date of its opinion. Events occurring after the date thereof could materially affect its opinion. Sandler O’Neill has not undertaken to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring after the date of its opinion. Sandler O’Neill expressed no opinion as to the prices at which the common stock of TowneBank or Franklin may trade at any time or the impact of the change in price of Franklin common stock on the per share consideration.

In rendering its opinion dated July 14, 2014, Sandler O’Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O’Neill, but is not a complete description of all the analyses underlying Sandler O’Neill’s opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O’Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses to be considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O’Neill’s comparative analyses described below is identical to TowneBank or Franklin and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of TowneBank and Franklin and the companies to which they are being compared.

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In performing its analyses, Sandler O’Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of TowneBank, Franklin and Sandler O’Neill. The analyses performed by Sandler O’Neill are not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. Sandler O’Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the TowneBank board of directors at the board of directors’ July 14, 2014 meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O’Neill’s analyses do not necessarily reflect the value of TowneBank’s common stock or the prices at which TowneBank’s common stock may be sold at any time. The analyses of Sandler O’Neill and its opinion were among a number of factors taken into consideration by TowneBank’s board of directors in making its determination to approve of TowneBank’s entry into the merger agreement and the analyses described below should not be viewed as determinative of the decision of TowneBank’s board of directors or management with respect to the fairness of the merger.

In arriving at its opinion, Sandler O’Neill did not attribute any particular weight to any analysis or factor that it considered.  Rather, it made qualitative judgments as to the significance and relevance of each analysis and factor.  Sandler O’Neill did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinions; rather, Sandler O’Neill made its determination as to the fairness of the merger consideration on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole.

Summary of Proposal. Sandler O’Neill reviewed the financial terms of the proposed transaction. As described in the merger agreement, Franklin stockholders will receive 1.40 shares of TowneBank common stock in exchange for each share of Franklin common stock. Based upon 11,933,023 shares of Franklin common stock outstanding, 1,422,800 Franklin stock options outstanding with a weighted average strike price of $14.52 per share, and a TowneBank trading price of $16.18 as of July 11, 2014, Sandler O’Neill calculated a per share consideration of $22.65 and aggregate consideration of approximately $270.2 million. Based upon financial information as or for the twelve month period ended June 30, 2014, Sandler O’Neill calculated the following transaction ratios:

Transaction Value Per Share / Book Value Per Share:	111%
Transaction Value Per Share / Tangible Book Value Per Share:	111%
Transaction Value Per Share / Last Twelve Months Earnings Per Share:	23.1	x
Tangible Book Premium to Core Deposits (1):	4.9%
Transaction Value Per Share / TowneBank Stock Price (July 11, 2014):	2.0%

____________

(1) Core deposits equals total deposits less time deposits >$100,000.

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TowneBank - Comparable Company Analysis. Sandler O’Neill used publicly available information to compare selected financial information for TowneBank and a group of financial institutions as selected by Sandler O’Neill. The first TowneBank peer group consisted of publicly traded Southeast region headquartered banks and bank holding companies with assets as of June 30, 2014 unless otherwise noted, between $4.0 billion and $7.0 billion. The group excluded merger targets in publicly announced transactions.

Bank of the Ozarks, Inc.	Pinnacle Financial Partners, Inc.
Capital Bank Financial Corp.	Renasant Corporation
Carter Bank & Trust	Simmons First National Corporation
Home BancShares, Inc.	WesBanco, Inc.

The analysis compared publicly available financial information for TowneBank and the mean and median financial and market trading data for the first TowneBank peer group as of or for the period ended June 30, 2014 unless otherwise noted above, with pricing data as of July 11, 2014. The table below sets forth the data for TowneBank and the median data for the first TowneBank peer group.

Comparable Company Analysis

TowneBank	Comparable Group Median	Comparable Group Mean

Total Assets (in millions)	$4,775	$5,752	$5,640
Market Capitalization (in millions)	$571	$886	$1,187
Price / Tangible Book Value	145%	220%	237%
Price / Last Twelve Months Earnings Per Share	13.8	x	23.5	x	22.1	x
Price / Estimated 2014 Earnings Per Share	NA	17.7	x	18.3	x
Dividend Yield	2.7%	1.9%	1.8%
Last Twelve Months Net Interest Margin	3.54%	4.19%	4.13%
Last Twelve Months Efficiency Ratio	69.0%	58.0%	57.7%
Last Twelve Months Return on Average Assets	0.98%	0.91%	1.03%
Tangible Common Equity / Tangible Assets	8.34%	7.95%	9.18%
Tier 1 Leverage Ratio	10.42%	9.27%	10.30%
Total Risk-Based Capital Ratio	13.97%	13.93%	14.56%
Non-Performing Assets / Total Assets	2.02%	1.03%	1.81%

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The second TowneBank peer group consisted of publicly traded nationwide banks and bank holding companies with assets as of June 30, 2014 unless otherwise noted, between $4.0 billion and $6.0 billion. The group excluded merger targets in publicly announced transactions.

1st Source Corporation	Banc of California, Inc.
Bancorp, Inc.	Bank of the Ozarks, Inc.
Banner Corporation	Brookline Bancorp, Inc.
Carter Bank & Trust	Central Pacific Financial Corp.
Customers Bancorp, Inc.	Dime Community Bancshares, Inc.
Farmers & Merchants Bank of Long Beach	First Financial Bankshares, Inc.
First Merchants Corporation	Flushing Financial Corporation
Heartland Financial USA, Inc.	National Bank Holdings Corporation
Opus Bank	Pinnacle Financial Partners, Inc.
Renasant Corporation	S&T Bancorp, Inc.
Sandy Spring Bancorp, Inc.	Simmons First National Corporation
Talmer Bancorp, Inc.	Tompkins Financial Corporation
TrustCo Bank Corp NY	W.T.B. Financial Corporation
Westamerica Bancorporation	WSFS Financial Corporation

The analysis compared publicly available financial information for TowneBank and the mean and median financial and market trading data for the second TowneBank peer group as of or for the period ended June 30, 2014 unless otherwise noted above, with pricing data as of July 11, 2014. The table below sets forth the data for TowneBank and the median data for the second TowneBank peer group.

Comparable Company Analysis

TowneBank	Comparable Group Median	Comparable Group Mean

Total Assets (in millions)	$4,775	$4,820	$4,873
Market Capitalization (in millions)	$571	$689	$797
Price / Tangible Book Value	145%	142%	174%
Price / Last Twelve Months Earnings Per Share	13.8	x	14.5	x	16.7	x
Price / Estimated 2014 Earnings Per Share	NA	16.6	x	18.7	x
Dividend Yield	2.7%	1.9%	2.1%
Last Twelve Months Net Interest Margin	3.54%	3.66%	3.67%
Last Twelve Months Efficiency Ratio	69.0%	62.6%	63.0%
Last Twelve Months Return on Average Assets	0.98%	0.98%	0.96%
Tangible Common Equity / Tangible Assets	8.34%	8.87%	9.36%
Tier 1 Leverage Ratio	10.42%	9.86%	10.36%
Total Risk-Based Capital Ratio	13.97%	14.63%	15.90%
Non-Performing Assets / Total Assets	2.02%	1.15%	1.14%

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Franklin - Comparable Company Analysis. Sandler O’Neill used publicly available information to compare selected financial information for Franklin and a group of financial institutions as selected by Sandler O’Neill. The Franklin peer group consisted of publicly traded thrift holding companies nationwide with assets as of June 30, 2014, unless otherwise noted, between $1.0 billion and $1.5 billion. The group excluded banks, bank holding companies and merger targets in publicly announced transactions.

BankFinancial Corporation	BSB Bancorp, Inc.
Cape Bancorp, Inc.	Charter Financial Corporation
ESSA Bancorp, Inc.	Fox Chase Bancorp, Inc.
Heritage Financial Group, Inc.	HF Financial Corp.
Hingham Institution for Savings	Home Bancorp, Inc.
NASB Financial, Inc.	New Hampshire Thrift Bancshares, Inc.
Ocean Shore Holding Co.	Provident Financial Holdings, Inc.
Pulaski Financial Corp.	SI Financial Group, Inc.
Westfield Financial, Inc.

The analysis compared publicly available financial information for Franklin and the mean and median financial and market trading data for the Franklin peer group as of or for the period ended June 30, 2014 unless otherwise noted, with pricing data as of July 11, 2014. The table below sets forth the data for Franklin and the median data for the Franklin peer group.

Comparable Company Analysis

Franklin	Comparable Group Median	Comparable Group Mean

Total Assets (in millions)	$1,095	$1,258	$1,258
Market Capitalization (in millions)	$262	$145	$153
Price / Tangible Book Value	109%	108%	113%
Price / Last Twelve Months Earnings Per Share	22.7	x	17.1	x	19.6	x
Dividend Yield	0.0%	1.9%	1.9%
Last Twelve Months Net Interest Margin	2.71%	3.13%	3.34%
Last Twelve Months Efficiency Ratio	62.6%	75.3%	73.3%
Last Twelve Months Return on Average Assets	1.06%	0.98%	0.62%
Tangible Common Equity / Tangible Assets	22.20%	11.27%	11.57%
Tier 1 Leverage Ratio	18.68%	11.01%	11.64%
Total Risk-Based Capital Ratio	29.74%	17.13%	18.61%
Non-Performing Assets / Total Assets	5.52%	1.13%	1.90%

TowneBank - Stock Price Performance. Sandler O’Neill reviewed the history of the publicly reported trading prices of TowneBank’s common stock for the three-year period ended July 11, 2014. Sandler O’Neill then compared the relationship between the movements in the price of TowneBank’s common stock against the movements in the prices of TowneBank’s peer groups, S&P 500 Index and NASDAQ Bank Index.

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TowneBank’s Three-Year Stock Performance

	Beginning Index Value July 11, 2011	Ending Index Value July 11, 2014

TowneBank	100%	121%
Southeast Peers	100%	207%
Nationwide Peers	100%	151%
S&P 500 Index	100%	147%
NASDAQ Index	100%	149%

Franklin - Stock Price Performance. Sandler O’Neill reviewed the history of the publicly reported trading prices of Franklin’s common stock for the three-year period ended July 11, 2014. Sandler O’Neill then compared the relationship between the movements in the price of Franklin’s common stock against the movements in the prices of Franklin’s peer group, S&P 500 Index and NASDAQ Bank Index.

Franklin’s Three-Year Stock Performance

	Beginning Index Value July 11, 2011	Ending Index Value July 11, 2014

Franklin	100%	183%
Thrift Peers	100%	132%
S&P 500 Index	100%	149%
NASDAQ Index	100%	132%

TowneBank - Net Present Value Analysis. Sandler O’Neill performed an analysis that estimated the net present value per share of TowneBank common stock under various circumstances. The analysis assumed that TowneBank performed in accordance to internal financial estimates for earnings per share provided by TowneBank’s senior management for the years ending December 31, 2014 through December 31, 2016 as discussed with, and confirmed by, senior management of TowneBank. To approximate the terminal value of TowneBank common stock at December 31, 2016, Sandler O’Neill applied price to earnings multiples ranging from 12.0x to 22.0x and multiples of tangible book value ranging from 125% to 250%. The terminal values were then discounted to present values using different discount rates ranging from 9.00% to 13.00% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of TowneBank’s common stock.

During the TowneBank board of directors meeting on July 14, 2014, Sandler O’Neill noted that the terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

As illustrated in the following tables, the analysis indicates an imputed range of values per share of TowneBank common stock of $12.15 to $23.65 when applying multiples of earnings to the applicable amounts indicated in the TowneBank projections and $13.13 to $27.90 when applying multiples of tangible book value to the applicable amounts indicated in the TowneBank projections.

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Earnings Per Share Multiples

Discount Rate	12.0x	14.0x	16.0x	18.0x	20.0x	22.0x

9.0%	$13.38	$15.43	$17.48	$19.54	$21.59	$23.65
10.0%	$13.05	$15.06	$17.06	$19.06	$21.07	$23.07
11.0%	$12.74	$14.70	$16.65	$18.60	$20.56	$22.51
12.0%	$12.44	$14.35	$16.25	$18.16	$20.06	$21.97
13.0%	$12.15	$14.01	$15.87	$17.73	$19.59	$21.45

Tangible Book Value Multiples

Discount Rate	125%	150%	175%	200%	225%	250%

9.0%	$14.47	$17.15	$19.84	$22.52	$25.21	$27.90
10.0%	$14.12	$16.74	$19.36	$21.97	$24.59	$27.21
11.0%	$13.78	$16.33	$18.89	$21.44	$24.00	$26.55
12.0%	$13.45	$15.94	$18.44	$20.93	$23.42	$25.92
13.0%	$13.13	$15.57	$18.00	$20.43	$22.87	$25.30

Sandler O’Neill also considered and discussed with the TowneBank board of directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed a similar analysis assuming TowneBank’s net income varied from 10% above projections to 10% below projections. This analysis resulted in the following range of per share values for TowneBank common stock, using the same price to earnings multiples of 12.0x to 22.0x and a discount rate of 11.0%

Earnings Per Share Multiples

Annual Budget Variance	12.0x	14.0x	16.0x	18.0x	20.0x	22.0x

(10.0)%	$11.57	$13.33	$15.09	$16.84	$18.60	$20.36
(5.0)%	$12.16	$14.01	$15.87	$17.72	$19.58	$21.44
0.0%	$12.74	$14.70	$16.65	$18.60	$20.56	$22.51
5.0%	$13.33	$15.38	$17.43	$19.48	$21.53	$23.58
10.0%	$13.91	$16.06	$18.21	$20.36	$22.51	$24.66

Franklin - Net Present Value Analysis. Sandler O’Neill also performed an analysis that estimated the net present value per share of Franklin common stock under various circumstances. The analysis assumed that Franklin performed in accordance with internal financial estimates for earnings per share provided by Franklin’s senior management for the years ending December 31, 2014 and December 31, 2015 as discussed with, and confirmed by, senior management of Franklin.

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To approximate the terminal value of Franklin common stock at December 31, 2016, Sandler O’Neill applied price to earnings multiples ranging from 10.0x to 20.0x and multiples of tangible book value ranging from 80% to 165%. The terminal values were then discounted to present values using different discount rates ranging from 11.0% to 15.0% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Franklin’s common stock.

At the July 14, 2014 TowneBank board of directors meeting, Sandler O’Neill noted that the net present value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

As illustrated in the following tables, the analysis indicates an imputed range of values per share of Franklin common stock of $8.33 to $18.36 when applying earnings multiples to the applicable amounts indicated in the Franklin projections and $13.14 to $29.86 when applying multiples of tangible book value to the applicable amounts indicated in the Franklin projections.

Earnings Per Share Multiples

Discount Rate	10.0x	12.0x	14.0x	16.0x	18.0x	20.0x

11.0%	$9.18	$11.01	$12.85	$14.68	$16.52	$18.36
12.0%	$8.95	$10.75	$12.54	$14.33	$16.12	$17.91
13.0%	$8.74	$10.49	$12.23	$13.98	$15.73	$17.48
14.0%	$8.53	$10.23	$11.94	$13.65	$15.35	$17.06
15.0%	$8.33	$9.99	$11.66	$13.32	$14.99	$16.65

Tangible Book Value Multiples

Discount Rate	80%	95%	110%	125%	140%	165%

11.0%	$14.48	$17.19	$19.91	$22.62	$25.34	$29.86
12.0%	$14.13	$16.77	$19.42	$22.07	$24.72	$29.13
13.0%	$13.78	$16.37	$18.95	$21.54	$24.12	$28.43
14.0%	$13.45	$15.98	$18.50	$21.02	$23.55	$27.75
15.0%	$13.14	$15.60	$18.06	$20.52	$22.99	$27.09

Sandler O’Neill also considered and discussed with the TowneBank board of directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed a similar analysis assuming Franklin net income varied from 10% above projections to 10% below projections. This analysis resulted in the following range of per share values for Franklin common stock, using the same price to earnings multiples of 10.0x to 20.0x and a discount rate of 13.00%:

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Earnings Per Share Multiples

Annual Budget Variance	10.0x	12.0x	14.0x	16.0x	18.0x	20.0x

(10.0)%	$7.86	$9.44	$11.01	$12.58	$14.16	$15.73
(5.0)%	$8.30	$9.96	$11.62	$13.28	$14.94	$16.60
0.0%	$8.74	$10.49	$12.23	$13.98	$15.73	$17.48
5.0%	$9.17	$11.01	$12.84	$14.68	$16.51	$18.35
10.0%	$9.61	$11.53	$13.46	$15.38	$17.30	$19.22

Analysis of Selected Merger Transactions. Sandler O’Neill reviewed two groups of comparable merger and acquisition transactions. The groups of merger and acquisition transactions included: (i) 13 transactions announced between January 1, 2010 and July 11, 2014 involving Southeast region banks with transaction values between $100 million and $500 million; and (ii) 11 transactions announced between January 1, 2010 and July 11, 2014 involving Southeast banks with announced deal values greater than $50 million, target nonperforming assets / assets equal to or greater than 3.0%, and tangible common equity to tangible assets greater than 6.0%. The first transaction group was composed of the following transactions:

Eagle Bancorp, Inc./Virginia Heritage Bank

Valley National Bancorp/1st United Bancorp, Inc.

Simmons First National Corp./Community First Bancshares, Inc.

Bank of the Ozarks, Inc./Summit Bancorp, Inc.

CenterState Banks/First Southern Bancorp, Inc.

Yadkin Financial Corporation/VantageSouth Bancshares, Inc.

Bear State Financial, Inc./First National Security Co.

Home BancShares, Inc./Liberty Bancshares, Inc.

Union First Market Bankshares Corp./StellarOne Corp.

SCBT Financial Corp./First Financial Holdings, Inc.

Renasant Corp./First M&F Corp.

United Bankshares, Inc./Virginia Commerce Bancorp, Inc.

United Bankshares, Inc./Centra Financial Holdings, Inc.

The second transaction group was composed of the following transactions:

HomeTrust Bancshares, Inc./Jefferson Bancshares, Inc.

Simmons First National Corp./Metropolitan National Bank

CenterState Banks/Gulfstream Bancshares, Inc.

Home BancShares, Inc./Liberty Bancshares, Inc.

Renasant Corp./First M&F Corp.

United Bankshares, Inc./Virginia Commerce Bancorp, Inc.

Bank of the Ozarks, Inc./First National Bank of Shelby

Crescent Financial Bancshares/ECB Bancorp, Inc.

SCBT Financial Corp./Savannah Bancorp, Inc.

Park Sterling Corporation/Citizens South Banking Corp.

PNC Financial Services Group/RBC Bank (USA)

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Sandler O’Neill reviewed the following multiples: transaction price to last twelve months earnings per share, transaction price to tangible book value, tangible book premium to core deposits, and transaction price to seller’s stock price four days before transaction announcement. As illustrated in the following table, Sandler O’Neill compared the proposed merger multiples to the median and mean multiples of comparable transaction groups.

	TowneBank / Franklin		Median Southeast Transactions		Mean Southeast Transactions

Transaction Value Per Share /
Last Twelve Months Earnings Per Share:	31.7	x	19.0	x	21.4	x
Tangible Book Value Per Share:	111%		147%		155%
Tangible Book Premium to Core Deposits (1):	3.0%		6.8%		8.3%
TowneBank Stock Price (July 11, 2014):	12.1%		16.8%		17.0%

____________

(1) Tangible book premium to core deposits calculated as (deal value – tangible equity) / (core deposits).

	TowneBank / Franklin		Median Southeast Elevated NPAs/Assets Transactions		Mean Southeast Elevated NPAs/Assets Transactions

Transaction Value Per Share /
Last Twelve Months Earnings Per Share:	31.7	x	23.3	x	24.4	x
Tangible Book Value Per Share:	111%		101%		114%
Tangible Book Premium to Core Deposits (1):	3.0%		(0.3)%		1.3%
TowneBank Stock Price (July 11, 2014):	12.1%		42.1%		41.5%

____________

(1) Tangible book premium to core deposits calculated as (deal value – tangible equity) / (core deposits).

Pro Forma Results and Capital Ratios. Sandler O’Neill analyzed certain potential pro forma effects of the merger, assuming the following as provided by TowneBank: (i) the merger closes on December 31, 2014; (ii) aggregate consideration value of $270.2 million, based on TowneBank’s closing stock price on July 11, 2014 of $16.18; (iii) TowneBank would be able to achieve cost savings of 33% of Franklin’s projected operating expense and such savings would be fully-realized in 2015 and thereafter; (iv) pre-tax transaction costs and expenses would total approximately $9.8 million, with 100% of Franklin’s expenses recognized prior to the closing of the merger; (v) no core deposit intangibles created in the transaction; (vi) pretax opportunity cost of cash of 1.00%; and (vii) various purchase accounting adjustments, including a mark-to-market adjustment on Franklin’s loan portfolio, securities portfolio and fixed assets. TowneBank’s performance was calculated in accordance with internal financial estimates for earnings per share provided by TowneBank’s senior management. The analyses indicated that for the year ending December 31, 2015, the merger (excluding transaction expenses) would be accretive to TowneBank’s projected earnings per share and, at December 31, 2014 the merger would be accretive to TowneBank’s tangible book value per share. The analyses also indicated that as of December 31, 2014, the merger would maintain TowneBank’s regulatory capital ratios in excess of the regulatory guidelines for “well capitalized” status. The actual results achieved by the combined company, however, may vary from projected results and the variations may be material.

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Sandler O’Neill’s Relationship. TowneBank paid to Sandler O’Neill a cash fee of $350,000 upon delivery of Sandler O’Neill’s fairness opinion. Subject to consummation of the merger, Sandler O’Neill will receive from TowneBank a contingent advisory fee equal to $950,000 to be paid at the time of the closing of the merger. TowneBank has also agreed to reimburse Sandler O’Neill for reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Sandler O’Neill and its affiliates and their respective partners, directors, officers, employees and agents against certain expenses and liabilities, including liabilities under applicable federal or state law. During the two years preceding the date of its opinion to the TowneBank board of directors, Sandler O’Neill has not received compensation for investment banking services from TowneBank, and Sandler O’Neill has not received compensation for investment banking services from Franklin.

In the ordinary course of its broker and dealer business, Sandler O’Neill may purchase securities from and sell securities to TowneBank and Franklin and their respective affiliates. Sandler O’Neill may also actively trade the securities of TowneBank or Franklin or their respective affiliates for its own account and for the accounts of its customers and, accordingly may at any time hold a long or short position in such securities.

Opinion of Franklin’s Financial Advisor

Franklin engaged KBW to render financial advisory and investment banking services to Franklin, including, if requested, an opinion to the Franklin board of directors as to the fairness, from a financial point of view, to the holders of Franklin common stock, of the exchange ratio in the proposed merger of Franklin with and into TowneBank. Franklin selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the merger. As part of its investment banking business, KBW is continually engaged in the valuation of financial services businesses and their securities in connection with mergers and acquisitions.

As part of its engagement, representatives of KBW attended the meeting of the Franklin board held on July 14, 2014, at which the Franklin board evaluated the proposed merger. At this meeting, KBW reviewed the financial aspects of the proposed merger and rendered an opinion to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the merger consideration in the proposed merger was fair, from a financial point of view, to the holders of Franklin common stock. The Franklin board approved the merger agreement at this meeting.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Appendix C to this document and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the Franklin board (in its capacity as such) in connection with its consideration of the financial terms of the merger. The opinion addressed only the fairness, from a financial point of view, of the merger consideration in the merger to the holders of Franklin common stock. It did not address the underlying business decision of Franklin to engage in the merger or enter into the merger agreement or constitute a recommendation to the Franklin board in connection with the merger, and it does not constitute a recommendation to any Franklin stockholder or any stockholder of any other entity as to how to vote in connection with the merger or any other matter, nor does it constitute a recommendation on whether or not any holder of Franklin common stock should enter into a voting, stockholders’, or affiliates’ agreement with respect to the merger.

KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority, Inc.

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In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of Franklin and TowneBank and the merger, including, among other things:

•	a draft, dated July 12, 2014, of the merger agreement (the most recent draft then made available to KBW);

•	the audited financial statements and Annual Reports on Form 10-K for the three years ended December 31, 2013 of TowneBank;

•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended September 30, 2013 of Franklin;

•	the unaudited financial statements and quarterly report on Form 10-Q for the quarter ended March 31, 2014 of TowneBank;

•	the unaudited financial statements and quarterly reports on Form 10-Q for quarters ended December 31, 2013 and March 31, 2014 of Franklin;

•	certain other interim reports and other communications of Franklin and TowneBank to their respective stockholders; and

•	other financial information concerning the businesses and operations of Franklin and TowneBank furnished to KBW by Franklin and TowneBank or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among other things, the following:

•	the historical and current financial position and results of operations of Franklin and TowneBank;

•	the assets and liabilities of Franklin and TowneBank;

•	the nature and terms of certain other mergers and business combinations in the banking industry;

•	a comparison of certain financial and stock market information of Franklin and TowneBank with similar information for certain other companies with publicly traded securities;

•	financial and operating forecasts and projections of Franklin that were prepared, and provided to and discussed with KBW, by Franklin management and that were relied upon by KBW at the direction of such management with the consent of the Franklin board; and

•	financial and operating forecasts and projections of TowneBank and estimates regarding certain pro forma financial effects of the merger on TowneBank (including the cost savings and related expenses expected to result from the merger), that were prepared, provided to and discussed with KBW, by TowneBank management and that were relied upon by KBW at the direction of such management with the consent of the Franklin board.
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KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the banking industry generally. KBW also held discussions with senior management of Franklin and TowneBank regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters that KBW deemed relevant to its inquiry. KBW also considered the results of the efforts undertaken by Franklin, with KBW’s assistance, to solicit indications of interest from third parties regarding a potential transaction with Franklin.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to it or publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon the respective managements of Franklin and TowneBank as to the reasonableness and achievability of the financial and operating forecasts and projections of Franklin and TowneBank (and the assumptions and bases therefor) that were prepared, and provided to and discussed with KBW, by such managements. KBW assumed, with the consent of Franklin, that such forecasts and projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the respective managements of Franklin and TowneBank and that such forecasts and projections would be realized in the amounts and time periods estimated by such managements. KBW further relied upon management of TowneBank as to the reasonableness and achievability of the estimates regarding certain pro forma financial effects of the merger on TowneBank (and the assumptions and bases therefor, including, without limitation, the cost savings and related expenses expected to result from the merger) that were prepared by TowneBank management and provided to and discussed with KBW by such management, and KBW assumed, with the consent of Franklin, that all such estimates were reasonably prepared on a basis reflecting the best currently available estimates and judgments of TowneBank management and that such estimates would be realized in the amounts and in the time periods estimated.

It was understood that the forecasts, projections and estimates of Franklin and TowneBank that were provided to KBW by the management teams of Franklin and TowneBank were not prepared with the expectation of public disclosure, that such forecasts, projections and estimates were based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions and that, accordingly, actual results could vary significantly from those set forth in such forecasts, projections and estimates. KBW assumed, based on discussions with the respective management teams of Franklin and TowneBank, that such forecasts, projections and estimates provided a reasonable basis upon which KBW could form its opinion and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either Franklin or TowneBank since the date of the last financial statements made available to KBW. KBW is not an expert in the independent verification of the adequacy of allowances for loan losses and KBW assumed, without independent verification and with Franklin’s consent, that the aggregate allowances for loan losses for Franklin and TowneBank were adequate to cover such losses. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of Franklin or TowneBank, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of Franklin or TowneBank under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, KBW assumed no responsibility or liability for their accuracy.

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KBW assumed that, in all respects material to its analyses:

•	the merger and any related transactions would be completed substantially in accordance with the terms set forth in the merger agreement (the final terms of which KBW assumed would not differ in any respect material to KBW’s analyses from the latest draft of the merger agreement that had been reviewed by KBW) with no adjustments to the exchange ratio or additional forms of consideration;

•	the representations and warranties of each party in the merger agreement and in all related documents and instruments referred to in the merger agreement are true and correct;

•	each party to the merger agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•	there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the merger and any related transaction and that all conditions to the completion of the merger and any related transaction would be satisfied without any waivers or modifications to the merger agreement; and

•	in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the merger and any related transaction, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of Franklin, TowneBank, the combined entity or the contemplated benefits of the merger, including the cost savings and related expenses expected to result from the merger.

KBW assumed that the merger would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Exchange Act and all other applicable federal and state statutes, rules and regulations. KBW further assumed that Franklin relied upon the advice of its counsel, independent accountants and other advisors (other than KBW) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to Franklin, TowneBank, the merger and related transactions and the merger agreement. KBW did not provide advice with respect to any such matters.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the exchange ratio in the merger to the holders of Franklin common stock. KBW expressed no view or opinion as to any terms or other aspects of the merger or any related transaction, including without limitation, the form or structure of the merger or any related transaction, any consequences of the merger to Franklin, its stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the merger or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of such opinion and the information made available to KBW through such date. Developments subsequent to the date of KBW’s opinion may have affected, and may affect, the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

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•	the underlying business decision of Franklin to engage in the merger or enter into the merger agreement;

•	the relative merits of the merger as compared to any strategic alternatives that were, or may have been available to or contemplated by Franklin or the Franklin board;

•	the fairness of the amount or nature of any compensation to any of Franklin’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of Franklin common stock;

•	the effect of the merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of Franklin other than Franklin common stock (solely with respect to the exchange ratio, as described herein and not relative to the consideration to be received by any other class of securities), or of any class of securities of TowneBank or any other party to any transaction contemplated by the merger agreement;

•	the actual value of TowneBank common stock to be issued in the merger;

•	the prices, trading range or volume at which the common stock of Franklin or TowneBank would trade following the public announcement of the merger or the prices, trading range or volume at which the common stock of TowneBank will trade following the consummation of the merger;

•	any advice or opinions provided by any other advisor to any of the parties to the merger or any other transaction contemplated by the merger agreement; or

•	any legal, regulatory, accounting, tax or similar matters relating to Franklin, TowneBank, their respective stockholders, or relating to or arising out of or as a consequence of the merger or any related transaction, including whether or not the merger would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, Franklin and TowneBank. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the Franklin board in making its determination to approve the merger agreement and the merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the Franklin board with respect to the fairness of the merger consideration. The type and amount of consideration payable in the merger were determined through negotiation between Franklin and TowneBank and the decision to enter into the merger agreement was solely that of the Franklin board.

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The following is a summary of the material financial analyses performed by KBW in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the Franklin board, but summarizes the material analyses performed and presented in connection with such opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The financial analyses summarized below include information presented in tabular format. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion. The tables alone do not constitute a complete description of the financial analyses. For purposes of its analyses, KBW utilized the implied value of merger consideration of $22.65 per share of Franklin common stock, consisting of the implied value of 1.40 shares of TowneBank common stock to be exchanged for each share of Franklin common stock based on the closing price of TowneBank common stock on July 11, 2014 of $16.18.

Selected Companies Analysis.

Franklin. Using publicly available information, KBW compared the financial and market performance and financial condition of Franklin to that of two groups of companies with publicly traded securities that KBW deemed relevant. The first such group was comprised of 16 selected banks headquartered in Virginia that were traded on the New York Stock Exchange, New York Stock Exchange Market Equities or NASDAQ with total assets between $700 million and $8.0 billion. The second such group was comprised of 17 thrifts headquartered nationwide that underwent a conversion to a 100% stock corporation after December 31, 2009 with total assets between $700 million and $8.0 billion.

To perform the selected companies analysis with respect to Franklin, KBW reviewed for each selected company, financial data for, or as of the end of, the most recent three-month period for which financial data was publicly available (either for the period ended March 31, 2014 or the period ended June 30, 2014) and market price information as of July 11, 2014. KBW also used 2014 and 2015 earnings estimates for the selected companies taken from consensus “street” estimates, for its review of each selected company. Certain financial data prepared by KBW, as referenced in the tables presented below, may not correspond to the data presented in Franklin’s historical financial statements, or the data presented under the section “— Opinion of TowneBank’s Financial Advisor,” as a result of the different periods, assumptions and methods used by KBW to compute the financial data presented.

The banks headquartered in Virginia comprising the first group of selected companies reviewed by KBW with respect to Franklin were:

Access National Corporation	National Bankshares, Inc.
American National Bankshares Inc.	Old Point Financial Corporation
C&F Financial Corporation	Southern National Bancorp of Virginia, Inc.
Cardinal Financial Corporation	TowneBank
Community Bankers Trust Corporation	Union Bankshares Corporation
Eastern Virginia Bankshares, Inc.	Valley Financial Corporation
First Community Bancshares, Inc.	WashingtonFirst Bankshares, Inc.
Middleburg Financial Corporation

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KBW’s analysis showed the following concerning the financial performance of Franklin and the first group of selected companies:

		Selected Companies
	Franklin	Min	Average	Median	Max
Core Return on Average Assets(1)	0.91%	0.45%	0.86%	0.89%	1.59%
Core Return on Average Equity(1)	4.05%	4.76%	7.78%	7.10%	11.75%
Net Interest Margin	2.86%	3.39%	4.02%	3.83%	6.45%
Efficiency Ratio	63.1%	83.3%	67.4%	66.6%	44.9%

(1)	Excludes gain/loss on sale of securities, extraordinary items and non-recurring items.

KBW’s analysis also showed the following ratios concerning the financial condition of Franklin and the selected companies in its first group of selected companies:

		Selected Companies
	Franklin	Min	Average	Median	Max
Tangible Common Equity / Tangible Assets	22.20%	6.02%	9.23%	9.24%	13.89%
Total Capital Ratio	29.74%	11.71%	16.06%	15.52%	24.51%
Gross Loans / Deposits	82.7%	61.1%	82.3%	82.2%	98.7%
Loan Loss Reserve / Gross Loans	1.93%	0.58%	1.53%	1.37%	4.12%
NPAs / Assets (1)	5.52%	2.92%	1.58%	1.65%	0.22%
NPAs / Gross Loans + OREO (1)	10.41%	4.93%	2.46%	2.68%	0.27%
Net Charge Offs / Average Loans	0.03%	1.64%	0.33%	0.13%	(0.08)%

(1)	Non-performing assets (“NPAs”) include nonaccrual loans, troubled debt restructurings (“TDRs”) and other real estate owned (“OREO”). Covered assets were excluded to the extent discernible.

In addition, KBW’s analysis showed the following concerning the market performance of the selected companies in the first group (excluding the impact of certain selected company last 12 months (“LTM”) earnings per share (“EPS”) multiples considered to be not meaningful because they were negative or greater than 30.0x):

			Selected Companies
	Franklin		Min		Average		Median		Max
One-Year Stock Price Change	17.8%		(38.9)%		3.4%		8.9%		27.1%
One-Year Total Return	17.8%		(36.9)%		5.8%		12.0%		28.1%
Year-to-Date Stock Price Change	12.2%		(23.4)%		(1.6)%		1.4%		18.2%
Stock Price / Book Value Per Share	1.09	x	0.80	x	1.15	x	1.12	x	1.67	x
Stock Price / Tangible Book Value Per Share	1.09	x	0.90	x	1.32	x	1.24	x	1.85	x
Stock Price / LTM EPS	22.7	x	9.1	x	15.8	x	13.8	x	25.0	x
Stock Price / 2014 EPS	NA		9.5	x	14.6	x	14.7	x	20.0	x
Stock Price / 2015 EPS	NA		9.4	x	12.8	x	12.6	x	17.4	x
Stated Dividend Yield	0.0%		0.0%		2.2%		2.4%		4.2%
LTM Dividend Payout Ratio	0.0%		0.0%		32.5%		37.0%		51.9%

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The thrifts comprising the second group of selected companies reviewed by KBW with respect to Franklin were:

ASB Bancorp, Inc.	Northfield Bancorp, Inc.
Atlantic Coast Financial Corporation	Oneida Financial Corp.
BSB Bancorp, Inc.	Oritani Financial Corp.
Charter Financial Corporation	SI Financial Group, Inc.
Clifton Bancorp Inc.	Simplicity Bancorp, Inc.
First Connecticut Bancorp, Inc.	United Financial Bancorp, Inc.
Fox Chase Bancorp, Inc.	ViewPoint Financial Group, Inc.
Heritage Financial Group, Inc.	Waterstone Financial, Inc.
HomeTrust Bancshares, Inc.

KBW’s analysis showed the following concerning the financial performance of Franklin and the second group of selected companies:

		Selected Companies
	Franklin	Min	Average	Median	Max
Core Return on Average Assets (1)	0.91%	0.11%	0.56%	0.53%	1.45%
Core Return on Average Equity (1)	4.05%	1.22%	3.56%	2.91%	8.39%
Net Interest Margin	2.86%	2.32%	3.12%	3.14%	4.60%
Efficiency Ratio	63.1%	92.2%	74.8%	79.5%	38.1%`

(1)	Excludes gain/loss on sale of securities, extraordinary items and non-recurring items.

KBW’s analysis also showed the following ratios concerning the financial condition of Franklin and the second group of selected companies:

		Selected Companies
	Franklin	Min	Average	Median	Max
Tangible Common Equity / Tangible Assets	22.20%	8.77%	15.42%	14.54%	26.41%
Total Capital Ratio	29.74%	14.20%	22.10%	20.16%	35.67%
Gross Loans / Deposits	82.7%	50.4%	100.0%	101.6%	158.1%
Loan Loss Reserve / Gross Loans	1.93%	0.52%	1.25%	1.11%	2.16%
NPAs / Assets (1)	5.52%	4.80%	1.78%	1.22%	0.17%
NPAs / Gross Loans + OREO (1)	10.41%	6.77%	2.64%	1.73%	0.39%
Net Charge Offs / Average Loans	0.03%	0.43%	0.08%	0.04%	(0.09)%

(1)	NPAs include nonaccrual loans, TDRs and OREO. Covered assets were excluded to the extent discernible.

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In addition, KBW’s analysis showed the following concerning the market performance of the selected companies in the second group (excluding the impact of certain selected company LTM EPS multiples considered to be not meaningful because they were negative or greater than 30.0x):

			Selected Companies
	Franklin		Min		Average		Median		Max
One-Year Stock Price Change	17.8%		(16.8)%		5.8%		3.8%		26.3%
One-Year Total Return	17.8%		(16.8)%		7.7%		4.7%		26.3%
Year-to-Date Stock Price Change	12.2%		(9.1)%		0.6%		(2.7)%		19.9%
Stock Price / Book Value Per Share	1.09	x	0.82	x	1.12	x	1.03	x	1.91	x
Stock Price / Tangible Book Value Per Share	1.09	x	0.82	x	1.17	x	1.08	x	2.02	x
Stock Price / LTM EPS	22.7	x	15.1	x	19.1	x	17.3	x	25.6	x
Stock Price / 2014 EPS	NA		16.6	x	21.7	x	23.2	x	25.7	x
Stock Price / 2015 EPS	NA		10.6	x	17.8	x	17.0	x	23.0	x
Stated Dividend Yield	0.0%		0.0%		1.7%		1.8%		4.6%
LTM Dividend Payout Ratio	0.0%		0.0%		49.6%		57.9%		97.6%

TowneBank. Using publicly available information, KBW compared the financial performance, financial condition and market performance of TowneBank to 11 selected banks traded on the New York Stock Exchange, New York Stock Exchange Market Equities or NASDAQ headquartered in North Carolina, South Carolina and Virginia with total assets between $1.5 billion and $10.0 billion.

The selected companies with respect to TowneBank were:

BNC Bancorp

Cardinal Financial Corporation

CommunityOne Bancorp

First Bancorp

First Community Bancshares, Inc.

HomeTrust Bancshares, Inc.

NewBridge Bancorp

Park Sterling Corporation

South State Corporation

Union Bankshares Corporation

Yadkin Financial Corporation

To perform the selected companies analysis with respect to TowneBank, KBW reviewed for each selected company, financial data for, or as of the end of, the most recent three-month period for which financial data was publicly available (either for the period ended March 31, 2014 or the period ended June 30, 2014) and market price information as of July 11, 2014. KBW also used 2014 and 2015 earnings estimates for the selected companies taken from consensus “street” estimates. Certain financial data prepared by KBW, as referenced in the tables presented below, may not correspond to the data presented in TowneBank’s historical financial statements, or the data presented under the section “–Opinion of TowneBank’s Financial Advisor,” as a result of the different periods, assumptions and methods used by KBW to compute the financial data presented.

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KBW’s analysis showed the following concerning the financial performance of TowneBank and the selected companies for TowneBank:

		Selected Companies
	TowneBank	Min	Average	Median	Max
Core Return on Average Assets (1)	0.99%	0.27%	0.78%	0.85%	1.05%
Core Return on Average Equity (1)	7.84%	3.22%	7.00%	7.06%	10.65%
Net Interest Margin	3.39%	3.39%	4.09%	4.04%	5.06%
Efficiency Ratio	67.2%	93.0%	68.9%	65.2%	59.9%

(1)	Excludes gain/loss on sale of securities, extraordinary items and non-recurring items.

KBW’s analysis also showed the following ratios concerning the financial condition of TowneBank and the selected companies for TowneBank:

		Selected Companies
	TowneBank	Min	Average	Median	Max
Tangible Common Equity / Tangible Assets	8.34%	3.73%	9.42%	8.42%	21.80%
Total Capital Ratio	13.97%	11.62%	14.79%	13.70%	22.35%
Gross Loans / Deposits	88.8%	69.0%	87.2%	87.8%	98.7%
Loan Loss Reserve / Gross Loans	1.13%	0.58%	1.37%	1.33%	2.16%
NPAs / Assets (1)	2.02%	4.80%	1.84%	1.52%	0.22%
NPAs / Gross Loans + OREO (1)	2.86%	6.66%	2.70%	2.16%	0.27%
Net Charge Offs / Average Loans	0.14%	0.63%	0.18%	0.07%	(0.18)%

(1)	NPAs include nonaccrual loans, TDRs and OREO. Covered assets were excluded to the extent discernible.

In addition, KBW’s analysis showed the following concerning the market performance of TowneBank and the selected companies for TowneBank (excluding the impact of certain selected company LTM EPS multiples considered to be not meaningful because they were negative or greater than 30.0x):

			Selected Companies
	TowneBank		Min		Average		Median		Max
One-Year Stock Price Change	3.7%		(14.3)%		8.8%		10.9%		23.6%
One-Year Total Return	6.3%		(11.4)%		10.1%		12.3%		25.1%
Year-to-Date Stock Price Change	5.1%		(25.5)%		(4.5)%		(2.5)%		7.4%
Stock Price / Book Value Per Share	1.11	x	0.82	x	1.40	x	1.37	x	2.45	x
Stock Price / Tangible Book Value Per Share	1.45	x	0.86	x	1.71	x	1.66	x	2.80	x
Stock Price / LTM EPS	13.8	x	12.0	x	19.5	x	20.0	x	25.6	x
Stock Price / 2014 EPS	NA		11.5	x	18.5	x	18.4	x	26.7	x
Stock Price / 2015 EPS	NA		10.7	x	13.5	x	13.1	x	21.7	x
Stated Dividend Yield	2.7%		0.0%		1.2%		1.2%		3.4%
LTM Dividend Payout Ratio	37.6%		0.0%		22.5%		28.2%		47.1%

No company used as a comparison in the above selected companies analyses is identical to Franklin or TowneBank. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis. KBW reviewed publicly available information related to 12 selected nationwide bank and thrift transactions announced after January 1, 2011 with disclosed transaction values between $50 million and $500 million, where the selling bank had tangible equity/tangible assets greater than 12.0%. Terminated transactions and mergers of equals were excluded from the selected transactions. The selected transactions included in the group were:

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Acquiror:	Acquired Company:
Southside Bancshares, Inc.	OmniAmerican Bancorp, Inc.
CB Financial Services, Inc.	FedFirst Financial Corporation
F.N.B. Corporation	OBA Financial Services, Inc.
CenterState Banks, Inc.	First Southern Bancorp, Inc.
WSFS Financial Corporation	First Wyoming Financial Corporation
Cascade Bancorp	Home Federal Bancorp, Inc.
Western Alliance Bancorporation	Centennial Bank
Pacific Premier Bancorp, Inc.	First Associations Bank
Western Alliance Bancorporation	Western Liberty Bancorp
PacWest Bancorp	American Perspective Bank
ViewPoint Financial Group, Inc.	Highlands Bancshares, Inc.
Susquehanna Bancshares, Inc.	Abington Bancorp, Inc.

For each selected transaction, KBW derived the ratio of the transaction consideration value per common share paid for the acquired company to the following, in each case based on the latest publicly available financial statements of the acquired company available prior to the announcement of the acquisition:

•	Tangible book value per share of the acquired company;

•	Tangible equity premium to core deposits (total deposits less time deposits greater than $100,000);

•	LTM EPS of the acquired company; and

•	Market premium.

The above transaction multiples for the selected transactions were compared with the corresponding transaction multiples for the proposed merger based on the implied transaction value for the proposed merger of $22.65 per share of Franklin common stock and using historical financial information for Franklin as of March 31, 2014.

The results of the selected transactions analysis (excluding the impact of certain selected transaction LTM EPS multiples considered to be not meaningful because they were negative or greater than 30.0x) are set forth in the following table:

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	TowneBank/ Franklin		Selected Transactions
Transaction Price to:	Merger		Min		Average		Median		Max
Tangible Book Value	1.11	x	0.66	x	1.18	x	1.22	x	1.54	x
Core Deposit Premium	6.7%		(16.9)%		4.2%		4.8%		15.7%
LTM EPS	23.1	x	9.6	x	30.3	x	26.6	x	64.3	x
Market Premium	2.0%		(15.4)%		21.5%		22.8%		42.1%

No company or transaction used as a comparison in the above selected transaction analyses is identical to Franklin or the proposed merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Relative Contribution Analysis. KBW analyzed the relative standalone contribution of TowneBank and Franklin to various pro forma balance sheet and income statement items of the combined entity. This analysis did not include purchase accounting adjustments. To perform this analysis, KBW used balance sheet and income statement data for Franklin and TowneBank as of March 31, 2014. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of TowneBank and Franklin stockholders in the combined company based on the exchange ratio in the proposed merger:

	TowneBank as a % of Total	Franklin as a % of Total
Balance Sheet
Assets	81.3%	18.7%
Gross Loans Held for Investment	85.5%	14.5%
Deposits	84.6%	15.4%
Tangible Common Equity	61.5%	38.5%
Income Statement
LTM Net Income Available to Common Stock	77.7%	22.3%
Market Capitalization	68.2%	31.8%
Pro Forma Ownership
100% Common Stock at 1.40 Exchange Ratio	67.7%	32.3%

Discounted Cash Flow Analysis. KBW performed a discounted cash flow analysis to estimate a range for the implied equity value of Franklin. In this analysis, KBW used financial forecasts and projections relating to the earnings and assets of Franklin prepared, and provided to KBW, by Franklin management and assumed discount rates ranging from 10.0% to 15.0%. The ranges of values were derived by adding (i) the present value of the estimated free cash flows that Franklin could generate over the period from 2014 to 2018 and (ii) the present value of Franklin’s implied terminal value at the end of such period. KBW assumed that Franklin would maintain a tangible common equity to tangible assets ratio of 8.00% and would retain sufficient earnings to maintain that level based on these assumptions. Any free cash flows in excess of what would need to be retained were assumed to represent dividendable cash flows for Franklin. In calculating the terminal value of Franklin, KBW applied a range of 11.0x to 16.0x estimated 2019 earnings. This discounted cash flow analysis resulted in a range of implied values per share of Franklin common stock of approximately $18.11 per share to $21.01 per share, as compared to the implied transaction value for the proposed merger of $22.65 per share of Franklin common stock.

The discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, dividend payout rates, and discount rates. The analysis did not purport to be indicative of the actual values or expected values of Franklin.

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Pro Forma Financial Impact Analysis. KBW performed a pro forma financial merger analyses that combined projected income statement and balance sheet information of TowneBank and Franklin. Using closing balance sheet estimates as of December 31, 2014 for TowneBank and Franklin provided by their respective managements, 2015 and 2016 earnings estimates for TowneBank provided by TowneBank management, financial forecasts and projections relating to the earnings of Franklin provided by TowneBank management and pro forma assumptions (including purchase accounting assumptions, cost savings and related expenses) provided by TowneBank management, KBW analyzed the potential financial impact of the merger on certain projected financial results. This analysis indicated that the merger is expected to be dilutive to TowneBank’s estimated earnings per share in 2015 and accretive to TowneBank’s estimated earnings per share in 2016. The analysis also indicated that the merger is expected to be accretive to tangible book value per share for TowneBank and that TowneBank would maintain well capitalized capital ratios following completion of the merger. For all of the above, the actual results achieved by TowneBank following the merger may vary from the projected results, and the variations may be material.

Miscellaneous. KBW acted as financial advisor to Franklin in connection with the proposed merger and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, KBW has experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of its business as a broker-dealer, KBW may from time to time purchase securities from, and sell securities to, Franklin and TowneBank. As a market maker in securities, KBW may from time to time have a long or short position in, and buy or sell, debt or equity securities of Franklin and TowneBank for its own account and for the accounts of its customers. Any KBW proprietary or employee positions in Franklin and TowneBank, as of the date of KBW’s opinion, were disclosed to Franklin.

Pursuant to the KBW engagement agreement, Franklin agreed to pay KBW a total cash fee of approximately 1.0% of the aggregate merger consideration, of which a portion became payable to KBW upon the rendering of the opinion, and the majority of which is contingent upon the consummation of the merger. Franklin also agreed to reimburse KBW for disbursements incurred in connection with its retention and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. Other than in connection with this present engagement, during the two years preceding the date of its opinion, KBW has not provided investment banking and financial advisory services to Franklin and has not received compensation from Franklin. In the past two years, KBW has not provided investment banking and financial advisory services to TowneBank and has not received compensation from TowneBank. KBW may in the future provide investment banking and financial advisory services to Franklin or TowneBank and receive compensation for such services.

Amendment to Franklin’s Articles of Incorporation

In connection with the approval of the merger agreement and the merger by the Franklin board of directors on July 14, 2014, the Franklin board also approved an amendment to Article II, Purpose, of Franklin’s articles of incorporation to provide Franklin with banking powers under Virginia law. The reason Franklin is proposing to amend its articles of incorporation is because, under Virginia law, a Virginia chartered bank like TowneBank can only merge with an entity that is chartered with banking powers under federal or state law. Accordingly, in order to facilitate the merger of Franklin into TowneBank, the parties have agreed that Franklin seek stockholder approval of such amendment.

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Under Virginia law and Franklin’s articles of incorporation, the approval of the articles amendment proposal requires the affirmative vote of a majority of the shares of Franklin common stock outstanding on the record date for the special meeting. If either TowneBank stockholders or Franklin stockholders do not approve the TowneBank merger proposal or the Franklin merger proposal, respectively, Franklin will not amend its articles of incorporation, even if Franklin stockholders approve the articles amendment proposal. The form of the amendment to Franklin’s articles of incorporation amending the purpose article therein so as to provide Franklin with banking powers under Virginia law is attached as Appendix D to this joint proxy statement/prospectus. The articles amendment proposal is described more fully in the “Proposals to be Considered at the Franklin Special Meeting – Approval of the Articles Amendment Proposal” beginning on page [•].

Interests of Certain Franklin Directors and Executive Officers in the Merger

In considering the recommendations of the Franklin board of directors that Franklin stockholders vote in favor of the Franklin merger proposal and the compensation proposal, Franklin stockholders should be aware that Franklin directors and executive officers may have interests in the merger that differ from, or are in addition to, their interests as stockholders of Franklin. The Franklin board of directors was aware of these interests and took them into account in its decision to approve the merger agreement and the merger.

Indemnification and Insurance. TowneBank has agreed to indemnify the officers and directors of Franklin against certain liabilities arising before the effective date of the merger. TowneBank has also agreed to purchase a six year “tail” prepaid policy, on the same terms as Franklin’s existing directors’ and officers’ liability insurance, for the current officers and directors of Franklin, subject to an annual cap on the cost of such policy equal to 250% of Franklin’s current annual premium.

Director Appointments. Richard T. Wheeler, Jr., current chairman, president and chief executive officer of Franklin, will be appointed a director of TowneBank effective upon consummation of the merger. In connection with the merger, TowneBank will establish a TowneBank Richmond board of directors that will be an advisory board with respect to TowneBank’s operations in the Richmond, Virginia market area (the “TowneBank Richmond Board”). The TowneBank Richmond Board will initially be comprised of individuals chosen by TowneBank from the current members of the board of directors of Franklin and Franklin Bank, together with other business and community leaders chosen by TowneBank after consultation with Franklin. Membership on the TowneBank Richmond Board is conditional upon execution of an agreement providing that such member will not engage in activities competitive with TowneBank until the later of the date that is two years following the merger or the date on which he or she ceases to be a member of the TowneBank Richmond Board.

Change in Control Severance Benefits with Franklin Named Executive Officers. Franklin currently has employment agreements with Richard T. Wheeler, Jr., Donald F. Marker, Steven R. Lohr and Barry R. Shenton, each of whom is a named executive officer of Franklin in the summary compensation table included in Franklin’s proxy statement for its 2014 annual meeting of stockholders (the “named executive officers”). In connection with the merger, TowneBank has agreed to assume and honor the terms of the employment agreements with each of the named executive officers.

The employment agreements provide that the named executive officers will be entitled to the following payments and benefits if their employment is terminated without cause or if they resign for good reason (as each of those terms is defined in the agreement) following a change in control of Franklin during the term of their employment agreements. On October 1, 2013, Franklin extended the term of each executive’s employment agreement through October 1, 2016.

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•	a lump sum cash severance payment equal to 3.0 times the executive’s average annual taxable income reported by Franklin for the five calendar years immediately preceding the calendar year in which the change in control occurs, excluding any amounts received by the executive under Franklin’s phantom-equity deferred compensation plans and stock-based deferral plan; and

•	the continued coverage at Franklin’s expense of medical and life insurance benefits for the executive and his dependents at the date of termination for the following periods:

•	medical insurance benefits will continue until the first to occur of (i) the executive’s return to employment with Franklin or another employer, (ii) the executive’s attainment of age 65 (Mr. Marker is the only executive who has not attained age 65), (iii) the executive’s death, or (iv) the end of the term remaining under the employment agreement; and

•	life insurance benefits will continue until the end of the term remaining under the employment agreement.

If continued participation is not permitted under the applicable insurance plans or the executive is subject to the six-month waiting period under Section 409A of the Code, Franklin shall pay the executive a lump sum cash payment equal to the present value of the projected cost to maintain that particular insurance benefit for 36 months.

Section 280G of the Code provides that payments and benefits that are contingent on a change in control that equal or exceed three times the base amount constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the total value of the payments and benefits made to them in connection with a change in control over the base amount, and the employer may not deduct such amounts. The employment agreements provide that the change in control severance payments and benefits are subject to automatic reduction to avoid the imposition of the 20% excise tax in the event such reduction would result in a better after-tax result for the executive officer.

For illustrative purposes only, it is currently estimated that, assuming the merger is completed as planned on January 2, 2015 or as soon thereafter as practicable and a qualifying termination of each named executive officer occurs immediately following completion of the merger, the maximum amount that could be paid to the named executive officers without causing them to be subject to the excise tax described above is approximately $2,368,500 for Mr. Wheeler, $1,438,300 for Mr. Marker, $1,301,000 for Mr. Lohr, and $1,315,700 for Mr. Shenton. Notwithstanding the amounts shown in the table below, which amounts are different from the amounts used for purposes of Section 280G of the Code as explained in footnote (3) to the table, it is not anticipated that the value of the severance payments and benefits that would be payable to the named executive officers under their employment agreements will trigger the excise tax.

As of the date of this joint proxy statement/prospectus, none of the named executive officers has entered into any agreement, arrangement or understanding with TowneBank or any of its subsidiaries regarding employment with TowneBank following completion of the merger. Although no such agreement, arrangement or understanding exists as of the date of this joint proxy statement/prospectus, certain of the named executive officers may, prior to the completion of the merger, enter into new arrangements with TowneBank for continued employment after the merger.

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Payments and Benefits to Franklin Named Executive Officers. The following table sets forth the information required by Item 402(t) of Regulation S-K promulgated by the SEC regarding certain compensation which the named executive officers could receive that is based on or that otherwise relates to the merger. This compensation is referred as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation payable to Franklin’s named executive officers. This merger-related compensation is the subject of a non-binding advisory vote of Franklin stockholders, as described under “Proposals to be Considered at the Franklin Special Meeting – Approval of the Compensation Proposal (Franklin Proposal No. 3)” beginning on page [•].

The amounts set forth below have been calculated assuming the merger is consummated on January 2, 2015 and, where applicable, assuming each named executive officer experiences a qualifying termination of employment as of January 2, 2015. The amounts indicated below are estimates of amounts that would be payable to the named executive officers and the estimates are based on multiple assumptions that may or may not actually occur, including assumptions described in this joint proxy statement/prospectus.

Golden Parachute Compensation (1)

Name	Cash (2)	Equity (3)	Pension/ NQDC		Perquisites/ Benefits (4)	Tax Reimbursement (5)	Other	Total
Richard T. Wheeler, Jr.	$1,144,322	$2,132,976	$70,185	(6)	$54,719	–	–	$3,402,202
Donald F. Marker	731,761	1,552,746	–		34,272	–	–	2,318,779
Steven R. Lohr	780,071	1,426,698	–		38,052	–	–	2,244,821
Barry R. Shenton	763,581	1,426,698	–		24,516	–	–	2,214,795

(1)	All amounts reflected in the table are attributable to double trigger arrangements (i.e., the amounts are triggered by the change in control that will occur upon completion of the merger and payment is conditioned upon the executive’s qualifying termination of employment following a change in control), except for the accelerated vesting of stock options and restricted stock awards, which will occur upon completion of the merger.
(2)	Amounts reflect cash severance benefits that would be payable in a lump sum payment under the employment agreements entered into with each of the named executive officers, assuming an involuntary termination by TowneBank other than for cause or due to a resignation by the named executive officer for good reason, in each case prior to the October 1, 2016 expiration date of the current term of each employment agreement. The cash severance benefits payable under these agreements are equal to 3.0 times the executive’s average annual taxable income reported by Franklin for the five calendar years immediately preceding the calendar year in which the change in control occurs (2010 – 2014, assuming completion of the merger on January 2, 2015), excluding any amounts received by the executive under Franklin’s phantom-equity deferred compensation plans and stock-based deferral plan.
(3)	Represents single-trigger acceleration of outstanding restricted stock awards and stock options that are unvested at the time of the merger. The amounts related to the accelerated vesting of the restricted stock awards are expressed as an aggregate dollar value which represents $20.85 (the average closing market price of Franklin common stock over the first five business days following the first public announcement of the merger) for each unvested share of common stock for which vesting will be accelerated as a result of the merger. The amounts related to the accelerated vesting of the stock options are expressed as an aggregate dollar value which represents the difference between $20.85 and the exercise price for each unvested stock option grant for which vesting will be accelerated as a result of the merger. Importantly, these values are different from – and significantly higher than – the valuation of unvested equity grants for purposes of Section 280G of the Code, which valuation is determined as of the date of the change in control and is based on several factors, including the stock’s fair market value, and the length of time until the unvested equity grants would otherwise have vested, assuming no change in control.

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(4)	Amounts reflect the present value of the projected cost to maintain life insurance for 36 months and, in the case of Mr. Marker, who has not attained age 65 and is therefore entitled to continuing medical insurance coverage, the present value of the projected cost to maintain medical insurance for 36 months.
(5)	The named executive officers will not receive tax reimbursements in connection with the merger.
(6)	Represents a lump sum payment under the executive’s supplemental retirement plan.

Stock Options and Restricted Stock Awards. Franklin has granted certain employees, officers and directors stock options and restricted stock awards pursuant to the 2012 Plan. In the merger, each option, whether vested or unvested, that is outstanding immediately prior to the effective date of the merger will be converted into cash in an amount equal to the product of (i) the average of the closing price per share of TowneBank common stock for the 10 consecutive trading days ending on and including the fifth trading day prior to the closing date of the merger multiplied by the exchange ratio minus the per share exercise price of such option, and (ii) the number of shares of Franklin common stock subject to such option. In the event that the product obtained by such calculation is zero or a negative number, then such option will be cancelled for no consideration. All outstanding Franklin restricted stock awards will vest (if not already vested) and the restrictions thereon will lapse in accordance with the agreement relating to such award, and, as of the effective time of the merger, each share of Franklin common stock that was formerly a Franklin restricted stock award will be converted into 1.40 shares of TowneBank common stock.

The value for each Franklin executive officer of the cash consideration for the stock options and the vesting of the restricted stock awards in connection with the merger is set forth in the table above entitled “Golden Parachute Compensation,” which assumes a value of $20.85 per each share subject to a restricted stock award and further assumes the merger was completed on January 2, 2015. Using the same assumptions, the aggregate value of the cash consideration for the vested and unvested stock options for the six non-executive officer Franklin directors is approximately $1,093,164 and the aggregate value of the accelerated vesting of restricted stock awards for the six non-executive officer Franklin directors is approximately $1,466,172.

Employee Benefit Plans. On or as soon as reasonably practicable following the merger, employees of Franklin or Franklin Bank who continue on as employees of TowneBank will be entitled to participate in the TowneBank health and welfare benefit and similar plans on the same terms and conditions as employees of TowneBank. Subject to certain exceptions, these employees will receive credit for their years of service to Franklin or Franklin Bank for participation, vesting and benefit accrual purposes.

Employee Severance Benefits. A Franklin employee who is terminated within one year after the effective date of the merger will receive severance benefits in accordance with Franklin’s existing severance plan. Under such plan, Franklin employees are entitled to one week of pay for each year of service to Franklin up to a maximum of 26 weeks of pay. TowneBank will also provide such terminated employees with outplacement services for a period of six months from the date of termination.

Termination of Franklin ESOP. Franklin will terminate its employee stock ownership plan immediately before the merger and all ESOP participants’ accounts will be vested as of the ESOP’s termination date. All shares remaining after repayment of the outstanding ESOP loan balance (“surplus shares”) will be allocated to participants who were employed by Franklin immediately preceding the completion of the merger. The surplus shares will be allocated to the eligible participants, including Messrs. Wheeler, Lohr, Marker and Shenton, in proportion to their account balances as of the first day of the ESOP valuation period, to the extent allowed under applicable law and the governing documents of the plan.

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Regulatory Approvals

The parties to the merger agreement cannot complete the merger without prior approval from the FDIC, the Virginia SCC and the OCC. On August 28 and 29, 2014, TowneBank filed the required applications with the FDIC and Virginia SCC seeking approval of the merger and Franklin Bank filed a notification with the OCC with respect to the merger. As of the date of this joint proxy statement/prospectus, we have not yet received the required approvals. While we do not know of any reason why we would not be able to obtain the necessary approvals in a timely manner, we cannot be certain when or if we will receive them.

Appraisal or Dissenters’ Rights in the Merger

Under Virginia law, the stockholders of TowneBank and Franklin are not entitled to dissenters’ or appraisal rights in connection with the merger.

Certain Differences in Rights of Stockholders

TowneBank and Franklin are Virginia corporations governed by the Virginia SCA. In addition, the rights of TowneBank stockholders and Franklin stockholders are governed by their respective articles of incorporation and bylaws. Upon completion of the merger, Franklin stockholders will become stockholders of TowneBank, and as such their stockholder rights will then be governed by the articles of incorporation and bylaws of TowneBank, each as amended, and by the Virginia SCA. The rights of stockholders of TowneBank differ in certain respects from the rights of stockholders of Franklin.

A summary of the material differences between the rights of a Franklin stockholder under the Virginia SCA and Franklin’s articles of incorporation and bylaws, on the one hand, and the rights of a TowneBank stockholder under the Virginia SCA and the articles of incorporation and bylaws of TowneBank, on the other hand, is provided in this joint proxy statement/prospectus in the section “Comparative Rights of Stockholders” on page [•].

Accounting Treatment

The merger will be accounted for under the acquisition method of accounting pursuant to GAAP. Under the acquisition method of accounting, the assets and liabilities, including identifiable intangible assets arising from the transaction, of Franklin and Franklin Bank will be recorded, as of completion of the merger, at their respective fair values and added to those of TowneBank. Any excess of purchase price over the fair values is recorded as goodwill. Financial statements and reported results of operations of TowneBank issued after completion of the merger will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of Franklin and Franklin Bank. See also “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page [•].

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THE MERGER AGREEMENT

The following is a summary description of the material provisions of the merger agreement. The following description of the merger agreement is subject to and is qualified in its entirety by reference to the merger agreement, which is attached as Appendix A to this joint proxy statement/prospectus and incorporated herein by reference. We urge you to read the merger agreement in its entirety as it is the legal document governing the merger.

Structure of the Merger

The TowneBank board of directors and the Franklin board of directors have each approved the merger agreement, which provides for the merger of Franklin and Franklin Bank with and into TowneBank, with TowneBank as the surviving entity.

Merger Consideration

General. In the proposed merger, holders of Franklin common stock will receive 1.40 shares of common stock of TowneBank for each of their shares of Franklin common stock outstanding on the effective date of the merger. This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing of the merger. Based on the closing sale price for TowneBank common stock on the NASDAQ Global Select Market on July 14, 2014 ($16.46), the last trading day before public announcement of the merger, the 1.40 exchange ratio represented approximately $23.04 in value for each share of Franklin common stock or approximately $275.0 million in the aggregate. Based on the closing sale price for TowneBank common stock on the NASDAQ Global Select Market on [•], 2014 ($[•]), the last trading day before the date of this joint proxy statement/prospectus, the 1.40 exchange ratio represented approximately $[•] in value for each share of Franklin common stock or approximately $[•] million in the aggregate.

If the number of shares of TowneBank common stock or Franklin common stock changes before the merger is completed because of a reclassification, recapitalization, stock dividend, stock split, reverse stock split or similar event, then a proportionate adjustment will be made to the exchange ratio.

TowneBank’s stockholders will continue to own their existing shares of TowneBank common stock. Each share of TowneBank common stock will continue to represent one share of common stock of TowneBank following the merger.

Fractional Shares. TowneBank will not issue any fractional shares of common stock. Instead, a Franklin stockholder who would otherwise have received a fraction of a share will receive an amount of cash equal to the fraction of a share of TowneBank common stock to which such holder would otherwise be entitled multiplied by the average of the closing price per share of TowneBank common stock on the NASDAQ Global Select Market for the 10 consecutive trading days ending on and including the fifth trading day prior to the closing date of the merger.

Treatment of Franklin Stock Options and Restricted Stock Awards

Stock Options. In the merger, each option to purchase shares of Franklin common stock that is outstanding immediately prior to the effective date of the merger, whether vested or unvested, will be converted into the right to receive cash from TowneBank in an amount equal to the product of (i) the average of the closing price per share of TowneBank common stock for the 10 consecutive trading days ending on and including the fifth trading day prior to the closing date of the merger multiplied by the exchange ratio minus the per share exercise price of such option, and (ii) the number of shares of Franklin common stock subject to such option. In the event that the product obtained by such calculation is zero or a negative number, then such option will be cancelled for no consideration.

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Restricted Stock. In the merger, each restricted stock award issued by Franklin that is outstanding immediately before the effective date of the merger will vest in full and the restrictions thereon will lapse in accordance with the agreement relating to such award, and, as of the effective date of the merger, each share of Franklin common stock that was formerly a Franklin stock award will be converted into 1.40 shares TowneBank common stock.

Effective Date and Time; Closing

Pursuant to the merger agreement, the effective date and the effective time of the merger shall be the date and time set forth shown on the certificate of merger issued by the Virginia SCC and the articles of combination endorsed by the OCC effecting the merger, which date and time shall be the same in both articles. Subject to the satisfaction or waiver of the closing conditions in the merger agreement, including the receipt of all necessary stockholder and regulatory approvals, the parties will use their reasonable best efforts to cause the effective date to occur in early January 2015. See “— Conditions to Completion of the Merger” at page [•].

There can be no assurances as to if or when the stockholder and regulatory approvals will be obtained or continued or that the merger will be completed.

Exchange of Stock Certificates in the Merger

TowneBank Common Stock. Each share of TowneBank common stock issued and outstanding immediately before the effective date of the merger will remain issued and outstanding immediately after completion of the merger as a share of common stock of TowneBank. As a result, there is no need for TowneBank stockholders to submit their stock certificates to TowneBank, the exchange agent or to any other person in connection with the merger or otherwise take any action as a result of the completion of the merger.

Franklin Common Stock. Prior to the closing date of the merger, TowneBank will cause to be deposited with the exchange agent (i) certificates representing shares of TowneBank common stock for the benefit of the holders of certificates representing shares of Franklin common stock and (ii) book-entry shares representing shares of TowneBank common stock for the benefit of the holders of book-entry shares representing shares of Franklin common stock, and cash instead of any fractional shares that would otherwise be issued to Franklin stockholders in the merger.

Within five business days after the completion of the merger, the exchange agent will send transmittal materials to each holder of a certificate and/or book-entry shares for Franklin common stock for use in exchanging (i) Franklin stock certificates for certificates representing shares of TowneBank common stock and/or (ii) Franklin book-entry shares for book-entry shares representing shares of TowneBank common stock, and cash instead of fractional shares, if applicable. The exchange agent will deliver certificates and/or book-entry shares representing TowneBank common stock and a check instead of any fractional shares, once it receives the properly completed transmittal materials together with certificates and/or book-entry shares representing a holder’s Franklin common stock.

Franklin stock certificates or Franklin book-entry shares should NOT be returned with the enclosed proxy card. They also should NOT be forwarded to the exchange agent until you receive a transmittal letter following completion of the merger.

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Franklin stock certificates may be exchanged for new TowneBank stock certificates and Franklin book-entry shares may be exchanged for new TowneBank book-entry shares with the exchange agent for up to six months after the completion of the merger. At the end of that period, any TowneBank stock certificates and book-entry shares and cash will be returned to TowneBank. Any holders of Franklin stock certificates or Franklin book-entry shares who have not exchanged their certificates or book-entry shares will be entitled to look only to TowneBank for new stock certificates or book-entry shares and any cash to be received instead of fractional shares of TowneBank common stock.

Until you exchange your Franklin stock certificates or Franklin book-entry shares for new stock certificates or book-entry shares, you will not receive any dividends or other distributions in respect of shares of TowneBank common stock. Once you exchange your Franklin stock certificates or Franklin book-entry shares for new TowneBank stock certificates or book-entry shares, you will receive, without interest, any dividends or distributions with a record date after the effective date of the merger and payable with respect to your shares.

If you own Franklin common stock in book-entry form or through a broker, bank or other holder of record, you will not need to obtain Franklin stock certificates to surrender to the exchange agent.

If your Franklin stock certificate has been lost, stolen or destroyed, you may receive a new stock certificate upon the making of an affidavit of that fact. TowneBank may require you to post a bond in a reasonable amount as an indemnity against any claim that may be made against TowneBank with respect to the lost, stolen or destroyed Franklin stock certificate.

Neither TowneBank nor Franklin, nor any other person, will be liable to any former holder of Franklin stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

Corporate Governance

Articles of Incorporation. If the articles amendment proposal is approved, immediately prior to the effective date of the merger, the articles of incorporation of Franklin will be amended to provide Franklin with banking powers under Virginia law. At the effective date of the merger, the articles of incorporation of TowneBank in effect immediately prior to the effective date of the merger will be the articles of incorporation of TowneBank after completion of the merger until thereafter amended in accordance with its respective terms and applicable law.

Representations and Warranties

The merger agreement contains customary representations and warranties of each of TowneBank and Franklin relating to their respective businesses. The representations and warranties included in the merger agreement and described below were made for purposes of the merger agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement. In addition, certain representations and warranties were made as of a specific date and may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders. You should not rely on the representations and warranties or any description thereof as characterizations of the actual state of fact or condition of TowneBank, Franklin or any of their respective subsidiaries. The representations and warranties and other provisions of the merger agreement should not be read alone, but instead should only be read together with the information provided elsewhere in this joint proxy statement/prospectus, in the documents incorporated by reference into this joint proxy statement/prospectus by TowneBank and Franklin, and in the periodic and current reports and statements that TowneBank files with the FDIC and Franklin files with the SEC. See “Where You Can Find More Information” beginning on page [•]. The representations and warranties in the merger agreement do not survive the effective date of the merger.

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The reciprocal representations and warranties made by each of TowneBank and Franklin contained in the merger agreement relate to a number of matters, including:

•	corporate organization, standing, authority and power;

•	capital structure;

•	subsidiaries;

•	requisite corporate authority to enter into the merger agreement and to complete the contemplated transactions;

•	regulatory approvals and other approvals, consents or notices required to complete the merger;

•	SEC filings, financial statements included in certain of those filings and accounting controls;

•	absence of certain events and absence of certain undisclosed liabilities;

•	legal proceedings and compliance with applicable laws;

•	regulatory reports filed with governmental agencies and other regulatory matters;

•	material contracts;

•	brokers and finders;

•	labor matters;

•	employee benefit matters;

•	tax matters and tax treatment of merger;

•	loan portfolio and allowance for loan losses;

•	ownership and leasehold interests in properties;

•	intellectual property;

•	insurance;

•	environmental matters;

•	transactions with affiliates;

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•	information included in this joint proxy statement/prospectus and regulatory applications; and

•	engagement of financial advisors and receipt of fairness opinions.

Covenants and Agreements

Business Pending the Merger. Franklin and Franklin Bank have agreed that, until the effective date of the merger and unless consented to by TowneBank, they will:

•	conduct their businesses in the ordinary and usual course consistent with past practice;

•	use reasonable best efforts to maintain and preserve intact their business organizations and advantageous business relationships;

•	take no action which would reasonably be expected to adversely affect or materially delay (i) the receipt of any required regulatory approvals for the merger, (ii) the status of the merger as a reorganization for purposes of Section 368(a) of the Code or (iii) completing the merger;

•	comply in all material respects with all statutes, laws, rules and other regulatory items applicable to them and the conduct of their businesses; and

•	cooperate with TowneBank to make their employees available at reasonable times for training and/or transition and systems conversions planning.

Franklin and Franklin Bank also agreed that, until the effective date of the merger and unless consented to by TowneBank, they will not:

•	issue, sell or otherwise permit to become outstanding any additional shares of their stock, other than shares issuable upon exercise of outstanding stock options, or issue, grant, extend or modify any rights to any person to acquire any shares of their stock;

•	make, declare or pay any dividend on or make any distribution relating to any shares of their stock, or directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire any shares of their stock;

•	sell, transfer, mortgage, encumber or otherwise dispose of or discontinue any of their assets, deposits, businesses or properties, except for sales, transfers, mortgages, encumbrances or other dispositions or discontinuances in the ordinary and usual course of business consistent with past practice;

•	acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary and usual course of business consistent with past practice and in a transaction that does not exceed $2,000,000) all or any portion of the assets, business, deposits or properties of, or ownership interests in, any other entity; except as permitted by the merger agreement, merge into any other person or permit any other person to merge into them, or consolidate with any other person; acquire any assets, otherwise than in the ordinary and usual course of business consistent with past practice and in a transaction that does not exceed $500,000, or as expressly required by the merger agreement;

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•	amend Franklin’s articles of incorporation or bylaws, except with respect to the articles amendment;

•	implement or adopt any change in their accounting principles, practices or methods, other than as may be required by GAAP or applicable regulatory accounting requirements;

•	increase in any manner the compensation or benefits of any of the directors, officers or employees, become a party to, establish, materially amend, commence participation in or terminate any stock option plan or other stock-based compensation plan or agreement, severance, termination, change in control, pension, retirement, profit-sharing, welfare benefit plan or other material employee benefit plan, or accelerate the vesting of or lapsing of restrictions with respect to any stock-based compensation or other long-term incentive compensation, except (i) as required under applicable law or the terms of any benefit plan, (ii) for bonuses to employees on or before October 1, 2014 consistent with past practices, and (iii) annual salary increases to employees effective October 1, 2014 consistent with past practices, but in no event shall such annual salary increases, in the aggregate, be in excess of 4% of the current annual expenses for base salaries for all employees, on an aggregate basis;

•	commence any action or proceeding other than to enforce any obligation owed to them, settle any claim, action or proceeding, except any settlement involving amounts payable for less than or equal to $50,000 or waive, compromise, assign, cancel or release any material rights or claims, or agree or consent to the issuance of any injunction, decree, order or judgment restricting or otherwise affecting their business or operations;

•	incur or guarantee any indebtedness for borrowed money other than in the ordinary and usual course of business consistent with past practice or repay any indebtedness for borrowed money owed to any governmental authority or the Federal Home Loan Bank of Atlanta (the “FHLB”);

•	(i) make, renew or otherwise modify any loan to be held in portfolio other than loans made or acquired in the ordinary and usual course of business consistent with past practice and that have (a) in the case of loans secured other than by real estate, a principal balance not in excess of $250,000, and (b) in the case of any loan secured by commercial real estate and any conforming residential real estate made to any borrower, a principal balance not in excess of $3,000,000; (ii) except in the ordinary and usual course of business, take any action that would result in any discretionary release of collateral or guarantees or otherwise restructure the respective amounts set forth in clause (i) above; (iii) enter into any loan securitization or create any special purpose funding entity other than for purposes of collateralizing FHLB advances; or (iv) enter into any loan participation agreement for the purchase or sale of any loans the amount and type of which are specified in clause (i) above as requiring TowneBank’s consent, other than those loan participations approved prior to the date of the merger agreement;

•	open, close or relocate any office or banking facility, or acquire, establish or divest any banking or nonbanking facility;

•	take, cause or permit the occurrence of any action, change or event which would render any of their representations and warranties in the merger agreement untrue in any material respect;

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•	take or willfully omit to take any action that would reasonably be expected to result in any of the conditions to the merger contained in the merger agreement not being satisfied;

•	enter into any new line of business or change its lending, investment, asset/liability, management, risk management, deposit, or other material banking or operating policies, procedures and strategies in any material manner, or sell or acquire any investment securities in a transaction or series of transactions the result of which would have a material effect on its investment securities portfolio other than as is needed to meet the qualified thrift lender requirements or other regulatory requirements;

•	adopt, enter into or amend any employment, consulting, change in control, severance or other compensatory agreement, arrangement or policy with or with respect to any officer, employee or director; or

•	agree to take, make any commitment to take or adopt any resolutions in support of any of the actions prohibited by the merger agreement and set forth in the preceding bullet points.

Towne Bank has agreed that, until the effective date of the merger and unless consented to by Franklin, it will not:

•	issue, sell or otherwise permit to become outstanding any additional shares of its stock, other than shares issuable upon exercise of outstanding stock options, or issue, grant, extend or modify any rights to any person to acquire any shares of its stock other than (i) shares of common stock under additional stock-based awards issued in the ordinary and usual course of business, (ii) shares of common stock under TowneBank’s Member Stock Purchase and Dividend Reinvestment Plan or (iii) shares of common stock or securities convertible into shares of common stock in connection with one or more business acquisitions provided that the aggregate market value of such stock does not exceed $10.0 million;

•	amend its articles of incorporation or bylaws in a manner that would adversely affect Franklin, Franklin’s stockholders or the merger;

•	take or willfully omit to take any action that would reasonably be expected to result in any of the conditions to the merger contained in the merger agreement not being satisfied;

•	take no action which would reasonably be expected to adversely affect or materially delay (i) the receipt of any required regulatory approvals for the merger, (ii) the status of the merger as a reorganization for purposes of Section 368(a) of the Code or (iii) completing the merger; or

•	agree to take, make any commitment to take or adopt any resolutions in support of any of the actions prohibited by the merger agreement and set forth in the preceding bullet points.

Director and Officer Indemnification and Insurance. TowneBank has agreed to indemnify the officers and directors of Franklin against certain liabilities arising before the effective date of the merger. TowneBank has also agreed to purchase a six year “tail” prepaid policy, on the same terms as Franklin’s existing directors’ and officers’ liability insurance, for the current officers and directors of Franklin, subject to an annual cap on the cost of such policy equal to 250% of Franklin’s current annual premium.

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Regulatory Matters. TowneBank and Franklin have each agreed to cooperate and use their reasonable best efforts to prepare and file all applications, notifications, reports and other documentation necessary to obtain all regulatory approvals to consummate the merger, with TowneBank making all such filings within 45 days of the date of the merger agreement.

Stockholder Meetings and Recommendations of Boards of Directors. TowneBank and Franklin have each agreed to call a special meeting of stockholders as soon as reasonably practicable for the purpose of obtaining the required stockholder votes on the proposals described in this joint proxy statement/prospectus, and have each agreed to use their reasonable best efforts to hold the meetings on the same date. In addition, TowneBank and Franklin have each agreed, subject to the fiduciary duties of their respective boards of directors, to use their reasonable best efforts to obtain from their stockholders the required stockholder votes in favor of the TowneBank merger proposal or Franklin merger proposal, respectively, and, for Franklin, the articles amendment proposal, and include the appropriate approval recommendations of each of their boards of directors in this joint proxy statement/prospectus, unless Franklin’s board makes a “change of recommendation” after receiving and approving or recommending an acquisition proposal from a third party that qualifies as a “superior proposal” as described and under the circumstances set forth in the next section (“— No Solicitation”).

No Solicitation. Franklin has agreed that, while the merger agreement is in effect, it will not directly or indirectly:

•	solicit, initiate or knowingly encourage any “acquisition proposal” (as defined below);

•	enter into or otherwise participate in any discussions or negotiations regarding any acquisition proposal;

•	furnish to any person or entity any information concerning Franklin, or provide access to its properties, books and records in connection with any acquisition proposal; or

•	propose, agree or publicly announce an intention to take any of the foregoing actions or any other action which would reasonably be expected to lead to an acquisition proposal.

For purposes of the merger agreement, an “acquisition proposal” means, other than the transactions contemplated by the merger agreement, any proposal or offer relating to, or that is reasonably expected to lead to, any direct or indirect purchase or acquisition of:

•	any assets or businesses of Franklin that constitute 25% or more of its consolidated assets; or

•	beneficial ownership of 25% or more of the outstanding common stock of Franklin or the Bank Subsidiary pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, tender offer, exchange offer or similar transaction.

Under the merger agreement, however, if Franklin receives an unsolicited bona fide written acquisition proposal, it may engage in negotiations and discussions with, and provide information and other access to, the person or entity making the acquisition proposal only if:

•	Franklin’s board of directors receives the proposal before Franklin’s stockholders approve the Franklin merger proposal and the articles amendment proposal;

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•	Franklin’s board determines in good faith, after consultation with outside legal counsel and financial advisors, that the acquisition proposal is or is reasonably likely to result in a “superior proposal” (as defined below);

•	Franklin’s board also determines in good faith, after consultation with outside legal and financial advisors, that the failure to take such actions would be reasonably likely to violate the Franklin board’s fiduciary duties to Franklin stockholders under applicable law; and

•	Franklin receives from the person or entity making the proposal an executed confidentiality agreement with terms at least as restrictive as the confidentiality agreement dated May 7, 2014 between TowneBank and Franklin is on TowneBank (excluding the “standstill” provisions thereof).

Franklin has agreed to advise TowneBank within 24 hours following receipt of any acquisition proposal, including a description of the material terms and conditions of the proposal (including the identity of the proposing party), and to keep TowneBank apprised of the status of and other matters relating to the acquisition proposal on a current basis.

For purposes of the merger agreement, a “superior proposal” means a bona fide written acquisition proposal on terms that the Franklin board of directors determines in good faith, after consultation with its outside legal counsel and financial advisors, and taking into account all legal, financial, regulatory and other aspects of the acquisition proposal, would, if completed, result in a transaction that:

•	is more favorable to the stockholders of Franklin from a financial point of view than the transaction contemplated by the merger agreement (as it may be proposed to be amended by TowneBank); and

•	is reasonably capable of being completed on the terms proposed.

For the purposes of the definition of “superior proposal,” the term “acquisition proposal” has the same meaning as described above, except the reference to “25%” is changed to be a reference to “50%.”.

Franklin or the Franklin board of directors will not authorize, approve, recommend or declare advisable, or allow Franklin to enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement, option agreement, securities purchase agreement or similar agreement with respect to, or that is intended to or would reasonably be expected to lead to, an acquisition proposal, unless permitted under the merger agreement.

Furthermore, Franklin or the Franklin board of directors will not withdraw, modify or qualify in a manner adverse to TowneBank its recommendation of approval of the Franklin merger proposal and the articles amendment proposal, or approve or recommend to stockholders any acquisition proposal (a “change of recommendation”), or terminate the merger agreement to enter into a definitive agreement relating to a superior proposal, unless, before Franklin’s stockholders approve the Franklin merger proposal and the articles amendment proposal (i) an unsolicited bona fide written acquisition proposal is made and not withdrawn, and (ii) the Franklin board determines in good faith (after consultation with its outside legal counsel and financial advisors) that the acquisition proposal constitutes a superior proposal, provided that:

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•	the Franklin board determines in good faith (after consultation with its outside legal counsel) that failure to do so would be reasonably likely to violate its fiduciary duties to its stockholders under applicable law; and

•	with respect to a superior proposal (i) five business days elapse since a required notice is given to TowneBank (three days for any notice regarding the amendment to any material term of the acquisition proposal), (ii) Franklin considers any adjustments or modifications to the merger agreement offered by TowneBank and engages in good faith negotiations if requested, and (iii) the Franklin board again determines in good faith (after consultation with outside legal counsel and financial advisors and taking into account any proposed modifications to the merger agreement) that the acquisition proposal continues to constitute a superior proposal and that failure to make a change of recommendation or terminate the merger agreement would be reasonably likely to violate its fiduciary duties to stockholders under applicable law.

Conditions to Completion of the Merger

The respective obligations of the parties to complete the merger are subject to the fulfillment or waiver of certain conditions, including the following:

•	approval of the TowneBank merger proposal and the Franklin merger proposal by stockholders of TowneBank and Franklin, respectively;

•	approval of the articles amendment proposal by the Franklin stockholders;

•	approval of the merger by the necessary federal and state regulatory authorities without any conditions, restrictions or requirements that, in the good faith reasonable judgment of TowneBank, would have a material adverse effect (as defined in the merger agreement) on TowneBank after giving effect to the merger;

•	the absence of any statute, rule, regulation, judgment, decree, injunction or other order of a court, regulatory agency or other governmental authority that prohibits the completion of the merger;

•	the joint proxy statement/prospectus has been cleared by the SEC and FDIC for use in definitive form and it is not subject to any stop order or any threatened stop order (or an order, demand, request or other action with similar effect) of the SEC or FDIC;

•	approval from the NASDAQ Stock Market for the listing on the NASDAQ Global Select Market of the shares of TowneBank common stock to be issued in the merger;

•	the receipt by TowneBank and Franklin from LeClairRyan, A Professional Corporation, TowneBank’s outside legal counsel, of a written legal opinion to the effect that the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code;

•	the accuracy of the other parties’ representations and warranties in the merger agreement, subject to the material adverse effect standard in the merger agreement;

•	each party’s performance in all material respects of its obligations under the merger agreement; and

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•	TowneBank’s delivery to the exchange agent of stock certificates representing the number of shares of TowneBank common stock issuable in the merger and cash to be paid in lieu of issuing fractional shares.

In addition, TowneBank’s obligation to complete the merger is subject to the satisfaction or waiver of the condition that Franklin have total common stockholders’ equity, as calculated for purposes of the merger agreement, of not less than $240.0 million as of the month-end prior to the closing date of the merger.

Where the merger agreement and/or law permits, TowneBank or Franklin and Franklin Bank could choose to waive a condition to its obligation to complete the merger even if that condition has not been satisfied. We cannot be certain when, or if, the conditions to the merger will be satisfied or waived or that the merger will be completed.

Termination of the Merger Agreement

Termination by TowneBank, Franklin and Franklin Bank. The merger agreement may be terminated and the merger abandoned by TowneBank, Franklin and Franklin Bank at any time before the merger is completed, by mutual consent of the parties.

Termination by either TowneBank or Franklin and Franklin Bank. The merger agreement may be terminated and the merger abandoned by TowneBank or Franklin and Franklin Bank at any time before the merger if:

•	any required regulatory approval has been denied by the relevant governmental authority and such denial has become final and nonappealable, provided that the denial is not due to the failure of the party seeking to terminate the merger agreement to perform or observe the covenants and agreements of such party in the merger agreement;

•	a final nonappealable order, injunction or decree has been issued by a relevant governmental authority permanently enjoining or otherwise prohibiting the completion of the merger or the other transactions contemplated in the merger agreement, provided the party seeking to terminate the merger agreement has used its reasonable best efforts to contest, appeal and remove such order, injunction or decree;

•	the merger has not been completed by April 30, 2015, unless the failure to complete the merger was caused by the failure of the party seeking to terminate the merger agreement to perform the covenants and agreements of such party in the merger agreement; or

•	the Franklin stockholders do not approve the Franklin merger proposal and the articles amendment proposal or the TowneBank stockholders do not approve the TowneBank merger proposal.

Termination by Franklin and Franklin Bank. The merger agreement may be terminated and the merger abandoned by Franklin and Franklin Bank at any time before the merger:

•	if TowneBank breaches or fails to perform any representation, warranty, covenant or agreement contained in the merger agreement that would cause the failure of the closing conditions to be met by TowneBank described above and the breach or failure to perform is not cured within 30 days following written notice to TowneBank or by its nature cannot be cured within such time period, provided Franklin is not in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement;

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•	in order to enter into a definitive agreement with respect to a superior proposal, as defined in the merger agreement and described above, if before receiving the required stockholder approvals at the Franklin special meeting such proposal has been received and considered by Franklin board in compliance with the applicable terms of the merger agreement, provided Franklin pays to TowneBank the termination fee described below; or

•	if TowneBank’s board (i) fails to include in the joint proxy statement/prospectus its recommendation that stockholders approve the merger agreement or withdraws, modifies or qualifies in any manner adverse to Franklin and Franklin Bank such recommendation, or (ii) breaches its obligations to call a special meeting of stockholders to consider the TowneBank merger proposal or fails to prepare and mail to TowneBank stockholders the joint proxy statement/prospectus, unless Franklin effects a change of recommendation (as defined in the merger agreement and described above) or fails to include the Franklin board’s recommendation that stockholders approve the merger agreement and the articles amendment in the joint proxy statement/prospectus.

Termination by TowneBank. The merger agreement may be terminated and the merger abandoned by TowneBank at any time before the merger if:

•	Franklin breaches or fails to perform any representation, warranty, covenant or agreement contained in the merger agreement that would cause the failure of the closing conditions to be met by Franklin described above and the breach or failure to perform is not cured within 30 days following written notice to Franklin or by its nature cannot be cured within such time period, provided TowneBank is not in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement;

•	Franklin’s board (i) effects a change of recommendation, as described above (including by, in the case of a tender or exchange offer, failing to promptly recommend rejection of such offer), or (ii) fails to include its recommendation that stockholders approve the merger agreement and the articles amendment in the joint proxy statement/prospectus; or

•	Franklin or its representatives breach Franklin’s obligations regarding the non-solicitation provisions and/or the provisions regarding the consideration of a superior proposal in the merger agreement and Franklin, subsequent to such breach but prior to the Franklin special meeting, has received an acquisition proposal, and thereafter Franklin stockholders do not approve the Franklin merger proposal and the articles amendment proposal.

Effect of Termination

In the event of termination of the merger agreement, the merger agreement will become null and void, except that certain provisions thereof relating to fees and expenses (including the obligation to pay the termination fee described below in certain circumstances) and confidentiality of information exchanged between the parties will survive any such termination.

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Termination Fee

Termination Fee Paid to TowneBank. The merger agreement provides that Franklin must pay TowneBank an $11.0 million termination fee if the merger agreement is terminated by TowneBank under the following circumstances:

•	Franklin’s board (i) effects a change of recommendation, as described above (including by, in the case of a tender or exchange offer, failing to promptly recommend rejection of such offer), or (ii) fails to include its recommendation that stockholders approve the merger agreement and the articles amendment in the joint proxy statement/prospectus; or

•	Franklin stockholders do not approve the Franklin merger proposal and the articles amendment proposal if Franklin breaches its obligations regarding the non-solicitation provisions and/or the provisions regarding the consideration of a superior proposal in the merger agreement and Franklin, subsequent to such breach but prior to the Franklin special meeting, has received an acquisition proposal.

In addition, Franklin must pay TowneBank the same termination fee if the merger agreement is terminated:

•	(i) by TowneBank or Franklin and Franklin Bank (a) as a result of the Franklin stockholders not approving the Franklin merger proposal and the articles amendment or (b) because the merger has not been completed by April 30, 2015 (but only if Franklin has failed to hold the Franklin special meeting and TowneBank is not in breach of certain obligations), or (ii) by TowneBank as a result of Franklin breaching or failing to perform any representation, warranty, covenant or agreement contained in the merger agreement that would cause the failure of the closing conditions to be met by Franklin, if the breach or failure to perform giving rise to such termination was willful, knowing or intentional;

•	an acquisition proposal has been publicly disclosed and not withdrawn before the Franklin special meeting (in the case of termination described in clause (i)(a) in the preceding bullet point), or before the termination date (in the case of termination described in clause (i)(b) in the preceding bullet point) or before the breach or failure to perform giving rise to the right of termination (in the case of termination described in clause (ii) in the preceding bullet point); and

•	within 12 months of the termination of the merger agreement, Franklin enters into a definitive agreement or completes a transaction with respect to an acquisition proposal (whether or not the same acquisition proposal as that referred to above).

For the purposes of this section only, the term “acquisition proposal” has the meaning described above in “— No Solicitation” except that the references to “25%” are changed to “50%.”

Furthermore, Franklin must pay TowneBank the termination fee in order to enter into a definitive agreement to accept a superior proposal, as defined in the merger agreement and described above, which has been received and considered by the Franklin board in compliance with the applicable terms of the merger agreement.

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Termination Fee Paid to Franklin. The merger agreement provides that TowneBank must pay Franklin a $11.0 million termination fee if the merger agreement is terminated by Franklin and Franklin Bank because TowneBank’s board (i) fails to include in the joint proxy statement/prospectus its recommendation that stockholders approve the merger agreement or withdraws, modifies or qualifies in any manner adverse to Franklin and Franklin Bank such recommendation, or (ii) breaches its obligations to call a special meeting of stockholders to consider the TowneBank merger proposal or fails to prepare and mail to TowneBank stockholders the joint proxy statement/prospectus, unless Franklin effects a change of recommendation (as defined in the merger agreement and described above) or fails to include the Franklin board’s recommendation that stockholders approve the merger agreement and the articles amendment in the joint proxy statement/prospectus.

Any termination fee that becomes payable to TowneBank or Franklin pursuant to the merger agreement will be paid by wire transfer of immediately available funds to an account designated by the party to receive payment. If the party obligated to make payment of the termination fee fails to timely pay the termination fee to the other party, the paying party also will be obligated to pay the costs and expenses incurred by other party to collect such payment, together with interest.

Expenses and Fees

In general, whether or not the merger is completed, TowneBank and Franklin will each pay its respective expenses incident to preparing, entering into and carrying out the terms of the merger agreement. The parties will share the costs of printing and mailing this joint proxy statement/prospectus.

Waiver and Amendment

At any time on or before the effective date of the merger, any term or provision of the merger agreement, other than the exchange ratio, may be waived by the party which is entitled to the benefits thereof, without stockholder approval, to the extent permitted under applicable law. The terms of the merger agreement may be amended at any time before the merger by agreement of the parties, whether before or after the later of the date of their respective special meetings, except with respect to statutory requirements and requisite stockholder and regulatory authority approvals.

Voting Agreements

Each of the directors and executive officers of Franklin have entered into agreements with TowneBank and Franklin pursuant to which they have agreed, subject to several conditions and exceptions, to vote all of their shares in favor of the Franklin merger proposal and the articles amendment proposal and against any competing acquisition proposal, respectively, subject to certain exceptions, including that certain shares they hold in a fiduciary capacity are not covered by the agreements. The directors and executive officers of Franklin have also agreed to vote such shares in favor of the articles amendment proposal.

The voting agreements prohibit, subject to limited exceptions, the directors and executive officers of Franklin from selling, transferring, pledging, encumbering or otherwise disposing of any shares of Franklin common stock. The voting agreements terminate upon the earlier to occur of the completion of the merger or the termination of the merger agreement in accordance with its terms.

Possible Alternative Merger Structure

The merger agreement allows TowneBank to modify the structure of the merger in a different manner, provided that (i) the merger consideration to be paid to the holders of Franklin common stock is not changed or reduced in amount as a result of such modification, (ii) such modification will not adversely affect the tax treatment to Franklin’s stockholders and (iii) such modification will not materially jeopardize receipt of any required regulatory approvals or delay the merger.

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Resales of TowneBank Common Stock

The shares of TowneBank common stock to be issued to Franklin stockholders under the merger agreement may be freely traded without restriction by holders after the merger. TowneBank is a “bank” as defined in the Securities Act of 1933, as amended (the “Securities Act”), and as such is exempt from registering its shares of common stock for sale or exchange under Section 3(a)(2) of the Securities Act. TowneBank’s common stock is listed on the NASDAQ Global Select Market.

TowneBank is subject to reporting requirements under the Exchange Act, and as such files reports, proxy statements and other information with the FDIC. Such filings can be obtained at the FDIC’s Internet website at http://www2.fdic.gov/efr and at TowneBank’s Internet website at https://www.townebank.com under “Investor Relations.” The information contained on the websites of the FDIC and TowneBank is expressly not incorporated by reference into this joint proxy statement/prospectus.

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The material U.S. federal income tax consequences of the merger to “U.S. holders” (as defined below) of Franklin common stock that exchange their shares of Franklin common stock for shares of TowneBank common stock in the merger are as described below. The following discussion is based upon the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect).

This discussion does not address the tax consequences of the merger under state, local or foreign tax laws, nor does it address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

This discussion is limited to U.S. holders (as defined below) that hold their shares of Franklin common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Furthermore, this discussion does not address all of the tax consequences that may be relevant to a particular Franklin stockholder or to Franklin stockholders that are subject to special rules under U.S. federal income tax laws, such as: stockholders that are not U.S. holders; financial institutions; insurance companies; mutual funds; tax-exempt organizations; S corporations or other pass-through entities (or investors in such entities); regulated investment companies; real estate investment trusts; dealers in securities or currencies; persons subject to the alternative minimum tax provisions of the Code; former citizens or residents of the United States; persons whose functional currency is not the U.S. dollar; traders in securities that elect to use a mark-to-market method of accounting; persons who own more than 5% of the outstanding common stock of Franklin; persons who hold Franklin common stock as part of a straddle, hedge, constructive sale or conversion transaction; and U.S. holders who acquired their shares of Franklin common stock through the exercise of an employee stock option or otherwise as compensation.

For purposes of this section, the term “U.S. holder” means a beneficial owner of Franklin common stock that for United States federal income tax purposes is: a citizen or resident of the United States; a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; an estate that is subject to U.S. federal income tax on its income regardless of its source; or a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership or other entity taxed as a partnership holds Franklin common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisers about the tax consequences of the merger to them.

Holders of Franklin common stock are urged to consult with their own tax advisors as to the tax consequences of the merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of any changes in those laws.

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Tax Consequences of the Merger Generally

Subject to the limitations, assumptions and qualifications described herein, the merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. Accordingly, and as described in greater detail below, no gain or loss will be recognized for U.S. federal income tax purposes in respect of the receipt of shares of TowneBank common stock, except for any gain or loss that may result from the receipt of cash instead of fractional shares of TowneBank common stock. Consummation of the merger is conditioned upon each of TowneBank and Franklin receiving a written tax opinion, dated the closing date of the merger, from LeClairRyan, A Professional Corporation to the effect that, based upon facts, representations and assumptions set forth in such opinion, the merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. The issuance of the opinion is conditioned on, among other things, such tax counsel’s receipt of representation letters from each of TowneBank and Franklin, in each case in form and substance reasonably satisfactory to such counsel, and on customary factual assumptions. This opinion of counsel is not binding on the IRS or the courts and no ruling has been, or will be, sought from the IRS as to the U.S. federal income tax consequences of the merger. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to the consequences set forth below. In addition, if any of the representations or assumptions upon which the opinion is based are inconsistent with the actual facts, the U.S. federal income tax consequences of the merger could be adversely affected. Accordingly, each Franklin stockholder should consult its tax advisor with respect to the particular tax consequences of the merger to such holder.

Tax Consequences to TowneBank, Franklin and Franklin Bank

Each of TowneBank, Franklin and Franklin Bank will be a party to the merger within the meaning of Section 368(b) of the Code, and neither TowneBank, Franklin nor Franklin Bank will recognize any gain or loss as a result of the merger.

Tax Consequences to Franklin Stockholders

Exchange of Franklin Common Stock for TowneBank Common Stock. U.S. holders of Franklin common stock that exchange all of their Franklin common stock for TowneBank common stock will not recognize income, gain or loss for U.S. federal income tax purposes, except, as discussed below, with respect to cash received in lieu of fractional shares of TowneBank common stock.

Cash Received in Lieu of Fractional Shares. A U.S. holder that receives cash in lieu of a fractional share of TowneBank common stock in the merger generally will be treated as if the fractional share of TowneBank common stock had been distributed to them as part of the merger, and then redeemed by TowneBank in exchange for the cash actually distributed in lieu of the fractional share, with the redemption generally qualifying as an “exchange” under Section 302 of the Code. Consequently, those holders generally will recognize capital gain or loss with respect to the cash payments they receive in lieu of fractional shares measured by the difference between the amount of cash received and the tax basis allocated to the fractional shares, and will be long-term capital gain or loss if, as of the effective date of the merger, the holding period of such shares is greater than one year. The deductibility of capital losses is subject to limitations.

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Tax Basis in, and Holding Period for, TowneBank Common Stock. A U.S. holder’s aggregate tax basis in the TowneBank common stock received in the merger will be equal to such stockholder’s aggregate tax basis in the Franklin common stock surrendered in the merger, reduced by any amount allocable to a fractional share of TowneBank common stock for which cash is received. The holding period of TowneBank common stock received by a U.S. holder in the merger will include the holding period of the Franklin common stock exchanged in the merger if the Franklin common stock exchanged is held as a capital asset at the time of the merger. If a U.S. holder acquired different blocks of Franklin common stock at different times or at different prices, the TowneBank common stock such holder receives will be allocated pro rata to each block of Franklin common stock, and the basis and holding period of each block of TowneBank common stock such holder receives will be determined on a block-for-block basis depending on the basis and holding period of the blocks of Franklin common stock exchanged for such block of TowneBank common stock.

Information Reporting and Backup Withholding

U.S. holders of Franklin common stock, other than certain exempt recipients, may be subject to backup withholding at a rate of 28% with respect to any cash payment received in the merger in lieu of fractional shares. However, backup withholding will not apply to any U.S. holder that either (a) furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding or (b) otherwise proves to TowneBank and its exchange agent that the U.S. holder is exempt from backup withholding. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the holder timely furnishes the required information to the IRS.

In addition, U.S. holders of Franklin common stock are required to retain permanent records and make such records available to any authorized IRS officers and employees. The records should include the number of shares of Franklin stock exchanged, the number of shares of TowneBank stock received, the fair market value and tax basis of Franklin shares exchanged and the U.S. holder’s tax basis in the TowneBank common stock received.

If a U.S. holder of Franklin common stock that exchanges such stock for TowneBank common stock is a “significant holder” with respect to Franklin, the U.S. holder is required to include a statement with respect to the exchange on or with the federal income tax return of the U.S. holder for the year of the exchange. A U.S. holder of Franklin common stock will be treated as a significant holder in Franklin if the U.S. holder’s ownership interest in Franklin is five percent (5%) or more of Franklin’s issued and outstanding common stock or if the U.S. holder’s basis in the shares of Franklin stock exchanged is one million dollars ($1,000,000) or more. The statement must be prepared in accordance with Treasury Regulation Section 1.368-3 and must be entitled “STATEMENT PURSUANT TO §1.368-3 BY [INSERT NAME AND TAXPAYER IDENTIFICATION NUMBER (IF ANY) OF TAXPAYER], A SIGNIFICANT HOLDER”. The statement must include the names and employer identification numbers of Franklin and TowneBank, the date of the merger, and the fair market value and tax basis of Franklin shares exchanged (determined immediately before the merger).

This discussion of the material U.S. federal income tax consequences does not purport to be a complete analysis or listing of all potential tax effects that may apply to a holder of Franklin common stock. Further, it is not intended to be, and should not be construed as, tax advice. Holders of Franklin common stock are urged to consult their independent tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

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DESCRIPTION OF TOWNEBANK CAPITAL STOCK

The following summary description of the material features of the capital stock of TowneBank is qualified in its entirety by reference to the applicable provisions of Virginia law and by TowneBank’s articles of incorporation and bylaws, each as amended.

As a result of the merger, Franklin stockholders who receive shares of TowneBank common stock in the merger will become stockholders of TowneBank. The rights of stockholders of TowneBank are governed by Virginia law and the articles of incorporation and the bylaws of TowneBank, each as amended. We urge you to read the applicable provisions of the Virginia SCA, TowneBank’s articles of incorporation and bylaws and federal laws governing banks carefully and in their entirety. Copies of TowneBank’s and Franklin’s governing documents have been filed with the FDIC and SEC. To find out where copies of these documents can be obtained, see “Where You Can Find More Information.”

Authorized and Outstanding Capital Stock

The authorized capital stock of TowneBank consists of 90,000,000 shares of common stock, par value $1.667 per share, and 2,000,000 shares of preferred stock, par value $5.00 per share. As of the record date of the TowneBank special meeting, [•], 2014, there were [•] shares of common stock issued and outstanding held by approximately [•] holders of record and 76,458 shares of preferred stock issued and outstanding. As of [•], 2014, there were options outstanding to purchase [•] shares of TowneBank common stock and [•] shares are subject to unvested restricted stock awards, all granted under TowneBank’s equity compensation plans.

Common Stock

General. Each share of TowneBank common stock has the same relative rights as, and is identical in all respects to, each other share of our common stock. TowneBank’s common stock is traded on the NASDAQ Global Select Market under the symbol “TOWN.” The transfer agent for TowneBank’s common stock is Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016.

Dividends. TowneBank’s stockholders are entitled to receive dividends or distributions that its board of directors may declare out of funds legally available for those payments. The payment of distributions by TowneBank is subject to the restrictions of Virginia law applicable to the declaration of distributions by a Virginia banking corporation. Under Virginia law, TowneBank’s board of directors may declare a dividend out of the net undivided profits of the bank, after providing for all expenses, losses, interest and taxes accrued or due. No dividend may be declared or paid by TowneBank that would impair its paid-in capital. To determine the net undivided profits, all debts due to TowneBank on which interest is past due and unpaid for a period of 12 months, unless the same are well secured and in process of collection by law, are deducted from the undivided profits in addition to all expenses, losses, interest and taxes accrued. In addition, the payment of distributions to stockholders is subject to any prior rights of outstanding preferred stock. The ability of TowneBank to pay dividends in the future is, and could be further, influenced by bank regulatory requirements and capital guidelines.

Liquidation Rights. In the event of any liquidation, dissolution or winding up of TowneBank, the holders of shares of its common stock will be entitled to receive, after payment of all debts and liabilities of TowneBank and after satisfaction of all liquidation preferences applicable to any preferred stock, all remaining assets of TowneBank available for distribution in cash or in kind.

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Voting Rights. The holders of TowneBank common stock are entitled to one vote per share and, in general, a majority of votes cast with respect to a matter is sufficient to authorize action upon routine matters. Directors are elected by a plurality of the votes cast, and stockholders do not have the right to accumulate their votes in the election of directors.

Directors and Classes of Directors. TowneBank’s board of directors is divided into three classes, apportioned as evenly as possible, with directors serving staggered three-year terms. Currently, the TowneBank board consists of 28 directors. Under TowneBank’s articles of incorporation, directors may be removed only for cause and only if the number of votes cast to remove the director constitutes a majority of the votes entitled to be cast at an election of directors of the voting group or voting groups by which the director was elected.

No Preemptive Rights; Redemption and Assessment. Holders of shares of TowneBank common stock are not entitled to preemptive rights with respect to any shares that may be issued. TowneBank common stock is not subject to redemption or any sinking fund and the outstanding shares are fully paid and nonassessable.

For more information regarding the rights of holders of TowneBank common stock, see “Comparative Rights of Stockholders.”

Preferred Stock

The board of directors of TowneBank is empowered to authorize the issuance, in one or more series, of shares of preferred stock at such times, for such purposes and for such consideration as it may deem advisable without stockholder approval. The TowneBank board is also authorized to fix the designations, voting, conversion, preference and other relative rights, qualifications and limitations of any such series of preferred stock.

The TowneBank board of directors, without stockholder approval, may authorize the issuance of one or more series of preferred stock with voting and conversion rights which could adversely affect the voting power of the holders of TowneBank common stock and, under certain circumstances, discourage an attempt by others to gain control of TowneBank.

The creation and issuance of any series of preferred stock, and the relative rights, designations and preferences of such series, if and when established, will depend upon, among other things, the future capital needs of TowneBank, then existing market conditions and other factors that, in the judgment of the TowneBank board, might warrant the issuance of preferred stock.

On September 22, 2011, TowneBank entered into a securities purchase agreement with the U.S. Secretary of the Treasury pursuant to which it issued 76,458 shares of Senior Non-Cumulative Perpetual Preferred Stock, Series C (“Series C Preferred Stock”), having a liquidation value of $1,000 per share. The Series C Preferred Stock was issued pursuant to the Small Business Lending Fund (“SBLF”) program and the holder thereof is entitled to receive non-cumulative dividends, payable quarterly, on January 1, April 1, July 1 and October 1 of each year. Because of TowneBank’s small business loan growth, it has qualified for the lowest dividend tier, which is fixed at 1% through the end of 2015.

The Series C Preferred Stock is non-voting, except in limited circumstances that could impact the SBLF investment, such as (i) authorization of senior stock, (ii) charter amendments adversely affecting the Series C Preferred Stock and (iii) extraordinary transactions such as mergers, asset sales, share exchanges and the like (unless the Series C Preferred Stock remains outstanding and the rights and preferences thereof are not impaired by such transaction, which is the case in the merger). The Series C Preferred Stock may be redeemed at any time at TowneBank’s option, at a redemption price of 100% of the liquidation amount plus accrued but unpaid dividends to the date of redemption for the current period, subject to the approval of its federal banking regulator.

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Liability and Indemnification of Directors and Officers

As permitted by the Virginia SCA, TowneBank’s articles of incorporation contain provisions that indemnify its directors and officers to the full extent permitted by Virginia law and eliminate the personal liability of directors and officers for monetary damages to the company or its stockholders for breach of their fiduciary duties, except to the extent such indemnification or elimination of liability is prohibited by the act. These provisions do not limit or eliminate the rights of TowneBank or any stockholder to seek an injunction or any other non-monetary relief in the event of a breach of a director’s or officer’s fiduciary duty. In addition, these provisions apply only to claims against a director or officer arising out of his role as a director or officer and do not relieve a director or officer from liability if he engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law.

In addition, TowneBank’s articles of incorporation provide for the indemnification of both directors and officers for expenses incurred by them in connection with the defense or settlement of claims asserted against them in their capacities as directors and officers. This right of indemnification extends to judgments or penalties assessed against them. TowneBank has limited its exposure to liability for indemnification of directors and officers by purchasing directors’ and officers’ liability insurance coverage.

TowneBank Common Stock is Not Insured by the FDIC

TowneBank’s common stock is not a deposit or a savings account and is not insured or guaranteed by the FDIC or any other government agency.

COMPARATIVE RIGHTS OF STOCKHOLDERS

TowneBank and Franklin are Virginia corporations subject to the provisions of the Virginia SCA. The rights of stockholders of TowneBank and Franklin are governed by their respective articles of incorporation and bylaws. Upon completion of the proposed merger, Franklin stockholders will become stockholders of TowneBank and, as such, their stockholder rights will be governed by the articles of incorporation and bylaws of TowneBank and will continue to be governed by the Virginia SCA.

The following is a summary of the material differences in the rights of stockholders of TowneBank and Franklin, but is not a complete statement of all those differences. Stockholders should read carefully the relevant provisions of the Virginia SCA and the respective articles of incorporation and bylaws of TowneBank and Franklin. This summary is qualified in its entirety by reference to the articles of incorporation and bylaws of TowneBank and Franklin and to the provisions of the Virginia SCA.

Authorized Capital Stock

TowneBank. TowneBank is authorized to issue 90,000,000 shares of common stock, par value $1.667 per share, of which [•] shares were issued and outstanding as of the record date for the TowneBank special meeting, and 2,000,000 shares of preferred stock, par value $5.00 per share, of which 76,458 are issued and outstanding as Senior Non-Cumulative Perpetual Preferred Stock, Series C as of the record date for the TowneBank special meeting. No other shares of TowneBank preferred stock are outstanding as of such date.

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TowneBank’s board of directors is granted the authority from time to time to issue preferred stock in one or more series and, in connection with the creation of any such series, to fix by resolution the preferences, limitations and relative rights thereof. Holders of TowneBank stock of any class do not have any preemptive right to subscribe to or purchase (i) any shares of capital stock of TowneBank, (ii) any securities convertible into such shares, or (iii) any options, warrants or rights to purchase such shares or securities convertible into any such shares.

Franklin. Franklin is authorized to issue 75,000,000 shares of common stock, par value $0.01 per share, of which [•] shares were issued and outstanding as of the record date for the Franklin special meeting, and 10,000,000 shares of preferred stock, $0.01 par value per share, of which no shares were issued and outstanding as of the record date for the Franklin special meeting.

Franklin’s board of directors is granted the authority from time to time to issue preferred stock in one or more series and, in connection with the creation of any such series, to fix by resolution the preferences, limitations and relative rights thereof. Holders of Franklin stock of any class do not have any preemptive right to subscribe to or purchase (i) any shares of capital stock of Franklin, (ii) any securities convertible into such shares, or (iii) any options, warrants or rights to purchase such shares or securities convertible into any such shares.

Dividend Rights

The holders of TowneBank and Franklin common stock are entitled to share ratably in dividends when and as declared by their respective board of directors out of funds legally available therefor. TowneBank’s and Franklin’s articles of incorporation permit their boards to issue preferred stock with terms set by their boards, which terms may include the right to receive dividends ahead of the holders of their common stock. Holders of TowneBank’s Series C Preferred Stock are entitled to cash dividends, payable quarterly, before any dividend may be paid to the holders of TowneBank’s common stock. The preference is non-cumulative and subject to the TowneBank board of directors’ declaration of a dividend from funds legally available therefor. Franklin does not currently have any outstanding shares of preferred stock.

Voting Rights

TowneBank. The holders of TowneBank common stock have one vote for each share held on any matter presented for consideration by the holders of common stock at a stockholder meeting. Holders of TowneBank common stock are not entitled to cumulative voting in the election of directors. The Series C Preferred Stock is non-voting, except in limited circumstances that could impact the SBLF investment, such as (i) authorization of senior stock, (ii) charter amendments adversely affecting the Series C Preferred Stock and (iii) extraordinary transactions such as mergers, asset sales, share exchanges and the like (unless the Series C Preferred Stock remains outstanding and the rights and preferences thereof are not impaired by such transaction, which is the case in the merger).

Franklin. The holders of Franklin common stock generally have one vote for each share held on any matter presented for consideration by the holders of common stock at a stockholder meeting. The articles of incorporation of Franklin provide that if a record holder of Franklin common stock beneficially owns in excess of 10% of the then outstanding shares of Franklin common stock (the “Limit”), such record holder will not be entitled to vote any of the shares held in excess of the Limit, unless approved in advance by a majority of the disinterested directors. Holders of Franklin common stock are not entitled to cumulative voting in the election of directors.

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Directors and Classes of Directors

TowneBank. The TowneBank board is divided into three classes, apportioned as evenly as possible, with directors serving staggered three-year terms. The number of directors may be increased or decreased by the board in its discretion. Currently, the TowneBank board consists of 28 directors. Directors of TowneBank may be removed by stockholders of TowneBank only for cause and only if the number of votes cast to remove the director constitutes a majority of the votes entitled to be cast at an election of directors of the voting group or voting groups by which the director was elected. The holders of the SBLF preferred stock will become entitled to elect two directors to the TowneBank board of directors if TowneBank misses six or more dividend payments, whether or not consecutive.

Franklin. The Franklin board is divided into three classes, apportioned as evenly as possible, with directors serving staggered three-year terms. The number of directors may be increased or decreased by the board in its discretion. Currently, the Franklin board consists of seven directors. Directors of Franklin may be removed by stockholders of Franklin only for cause and only if the number of votes cast to remove the director constitutes a majority of the votes entitled to be cast at an election of directors of the voting group or voting groups by which the director was elected.

Anti-takeover Provisions

Certain provisions of the Virginia SCA and the articles of incorporation and bylaws of TowneBank and Franklin may discourage attempts to acquire control of TowneBank or Franklin, respectively, that the majority of either company’s stockholders may determine was in their best interests. These provisions also may render the removal of one or all directors more difficult or deter or delay corporate changes of control that the TowneBank or Franklin boards did not approve.

Classified Board of Directors. The provisions of TowneBank’s and Franklin’s articles of incorporation providing for classification of their respective boards of directors into three separate classes may have certain anti-takeover effects. For example, at least two annual meetings of stockholders may be required for the stockholders to replace a majority of the directors serving on each company’s board of directors.

Authorized Preferred Stock. The articles of incorporation of both TowneBank and Franklin authorize the issuance of preferred stock. The TowneBank and Franklin boards may, subject to application of Virginia law and federal banking regulations, authorize the issuance of preferred stock at such times, for such purposes and for such consideration as either board may deem advisable without further stockholder approval. The issuance of preferred stock under certain circumstances may have the effect of discouraging an attempt by a third party to acquire control of TowneBank or Franklin by, for example, authorizing the issuance of a series of preferred stock with rights and preferences designed to impede the proposed transaction.

Voting Limitations. The articles of incorporation of Franklin provide that if a record holder of Franklin common stock beneficially owns in excess of 10% of the then outstanding shares of Franklin common stock, such record holder will not be entitled to vote any of the shares held in excess of the Limit, unless approved in advance by a majority of the disinterested directors. This provision is designed to afford anti-takeover protection by discouraging stockholders from acquiring more than 10% of Franklin’s outstanding common stock and, for those stockholders who do acquire more than the 10% Limit, by restricting their ability to influence the outcome of a stockholder vote. Absent this provision, under Virginia law a stockholder would generally be permitted to vote all of the shares of Franklin common stock he or she owns, regardless of whether such holdings exceed 10% of Franklin’s outstanding common stock. TowneBank’s articles of incorporation do not include a similar voting limitation.

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Supermajority Voting Provisions. The Virginia SCA provides that, unless a corporation’s articles of incorporation provide for a greater or lesser vote, certain significant corporate actions must be approved by the affirmative vote of more than two-thirds of all the votes entitled to be cast on the matter. Certain corporate actions requiring a more than two-thirds vote include:

•	adoption of plans of merger or share exchange;

•	sales of all or substantially all of a corporation’s assets other than in the ordinary course of business; and

•	adoption of plans of dissolution.

The Virginia SCA provides that a corporation’s articles may either increase the vote required to approve those actions or may decrease the vote required to not less than a majority of all the votes cast by each voting group entitled to vote at a meeting at which a quorum of the voting group exists.

The articles of incorporation of TowneBank state that the actions set out above must be approved by a majority of all the votes entitled to be cast on the transaction by each voting group entitled to vote at a meeting at which a quorum of the voting group is present, provided that the transaction has been approved and recommended by at least two-thirds of the directors in office at the time of such approval and recommendation. If the transaction is not so approved and recommended by two-thirds of the directors in office, then the transaction must be approved by the affirmative vote of 80% or more of all of the votes entitled to be cast on such transaction by each voting group entitled to vote.

Under the provisions of Franklin’s articles of incorporation, in general, the actions set out above must be approved by a majority of all the votes entitled to be cast on the transaction by each voting group entitled to vote at a meeting at which a quorum of the voting group is present. However, Franklin’s articles of incorporation require the approval of 80% or more of all of the votes entitled to be cast on certain business combinations with an interested stockholder. As used in Franklin’s articles of incorporation, the term “interested stockholder” includes owners of 10% or more of Franklin’s voting stock and affiliates of Franklin. This supermajority voting requirement will not apply in cases where (i) the proposed transaction has been approved by a majority of those members of Franklin’s board of directors who are unaffiliated with the interested stockholder and who were directors before the time when the interested stockholder became an interested stockholder, or (ii) if the proposed transaction meets certain conditions that are designed to afford the stockholders a fair price in consideration for their shares. In each such case, where stockholder approval is required, the approval of only a majority of the outstanding shares of voting stock is sufficient.

Qualification of Directors. The bylaws of Franklin provide that to be eligible for election, re-election, or appointment to the board of directors a person must: (i) be no older than 75 years of age, except for directors serving as directors of Franklin on July 20, 2004; and (ii) not have been (a) under indictment for, or have ever been convicted of, certain criminal offenses involving dishonesty or breach of trust; (b) a person who a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final; or (c) found by either a regulatory agency whose decision is final and not subject to appeal or by a court to have breached a fiduciary duty involving personal profit or committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency. This provision may provide anti-takeover protection through perpetuating the terms of incumbent directors by preventing some individuals from serving as directors. The bylaws of TowneBank do not include a similar provision.

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Removal of Directors. The articles of incorporation of both TowneBank and Franklin provide that any director may be removed by stockholders only for cause and only if the number of votes cast to remove the director constitutes a majority of the votes entitled to be cast at an election of directors of the voting group or voting groups by which the director was elected. Absent this provision, under Virginia law, a director may be removed with or without cause by a majority vote of the holders of the corporation’s outstanding voting stock. The requirement that directors may only be removed for cause may provide anti-takeover protection through perpetuating the terms of incumbent directors by making it more difficult for stockholders to remove directors and replace them with their own nominees.

Cumulative Voting. The articles of incorporation of both TowneBank and Franklin do not provide for cumulative voting for any purpose. The absence of cumulative voting may afford anti-takeover protection by making it more difficult for stockholders of TowneBank and Franklin to elect nominees opposed by the board of directors of TowneBank and Franklin, respectively.

Special Meetings of Stockholders. The bylaws of TowneBank contain a provision pursuant to which special meetings of the stockholders of TowneBank may only be called by the chairman of the board, the chief executive officer, the president or by a majority of the board of directors. The bylaws of Franklin contain a provision pursuant to which special meetings of the stockholders of Franklin may only be called by the chairman of the board, the president or by a majority of the board of directors. Both of these provisions are designed to afford anti-takeover protection by ensuring that only the board of directors of each company may call a special meeting of stockholders to consider a proposed merger or other business combination.

Evaluation of Offer. The articles of incorporation of Franklin provide that its board of directors, when evaluating a transaction that would or may involve a change in control of Franklin, may, in connection with the exercise of its judgment in determining what is in the best interest of Franklin and its stockholders, give consideration to the following factors: (i) the economic effect upon Franklin stockholders; (ii) the social and economic effect on the employees, depositors and customers of, and others dealing with, Franklin and on the communities in which Franklin operates; (iii) whether the proposal is acceptable based on the historical and current operating results or financial condition of Franklin; (iv) whether a more favorable price could be obtained for Franklin stock or other securities in the future; (v) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees; (vi) the future value of the stock or any other securities of Franklin; and (vii) any antitrust or legal and regulatory issues that are raised by the proposal.

This provision is designed to afford anti-takeover protection by providing the board of directors of Franklin the latitude to consider additional factors, aside from the price of a proposed merger or other business combination, in determining whether the transaction is in the best interests of Franklin and its stockholders. The articles of incorporation of TowneBank do not include a similar evaluation of offer provision.

Stockholder Nominations and Proposals. The bylaws of TowneBank require a stockholder who intends to nominate a candidate for election to the board of directors, or to raise new business at a stockholder meeting, to deliver written notice to the Secretary of TowneBank not fewer than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the sixtieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting if first made.

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The bylaws of Franklin require a stockholder who intends to nominate a candidate for election to the board of directors, or to raise new business at a stockholder meeting, to deliver written notice to the Corporate Secretary of Franklin not less than 90 days before the stockholder meeting; provided that if less than 100 days’ notice of the stockholder meeting is given to stockholders, such written notice must be delivered not later than the tenth day following the day on which notice of the stockholder meeting was mailed to stockholders.

The notice provision in both the TowneBank bylaws and the Franklin bylaws requires each corporation’s stockholders who desire to raise new business to provide certain information to the corporation concerning the nature of the new business, the stockholder and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the corporation with certain information concerning the nominee and the proposing stockholder. Such requirements may discourage each corporation’s stockholders from submitting nominations and proposals.

Anti-takeover Statutes. Virginia has two anti-takeover statutes in force, the Affiliated Transactions Statute and the Control Share Acquisitions Statute.

The Affiliated Transaction Statute of the Virginia SCA contains provisions governing “affiliated transactions.” These include various transactions such as mergers, share exchanges, sales, leases, or other dispositions of material assets, issuances of securities, dissolutions, and similar transactions with an “interested stockholder.” An interested stockholder is generally the beneficial owner of more than 10% of any class of a corporation’s outstanding voting shares. During the three years following the date a stockholder becomes an interested stockholder, any affiliated transaction with the interested stockholder must be approved by both a majority (but not less than two) of the “disinterested directors” (those directors who were directors before the interested stockholder became an interested stockholder or who were recommended for election by a majority of the disinterested directors) and by the affirmative vote of the holders of two-thirds of the corporation’s voting shares other than shares beneficially owned by the interested stockholder. These requirements do not apply to affiliated transactions if, among other things, a majority of the disinterested directors approve the interested stockholder’s acquisition of voting shares making such a person an interested stockholder before such acquisition. Beginning three years after the stockholder becomes an interested stockholder, the corporation may engage in an affiliated transaction with the interested stockholder if:

•	the transaction is approved by the holders of two-thirds of the corporation’s voting shares, other than shares beneficially owned by the interested stockholder;

•	the affiliated transaction has been approved by a majority of the disinterested directors; or

•	subject to certain additional requirements, in the affiliated transaction the holders of each class or series of voting shares will receive consideration meeting specified fair price and other requirements designed to ensure that all stockholders receive fair and equivalent consideration, regardless of when they tendered their shares.

Under the Virginia SCA’s Control Share Acquisitions Statute, voting rights of shares of stock of a Virginia corporation acquired by an acquiring person or other entity at ownership levels of 20%, 33 1/3%, and 50% of the outstanding shares may, under certain circumstances, be denied. The voting rights may be denied:

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•	unless conferred by a special stockholder vote of a majority of the outstanding shares entitled to vote for directors, other than shares held by the acquiring person and officers and directors of the corporation; or

•	among other exceptions, such acquisition of shares is made pursuant to a merger agreement with the corporation or the corporation’s articles of incorporation or bylaws permit the acquisition of such shares before the acquiring person’s acquisition thereof.

If authorized in the corporation’s articles of incorporation or bylaws, the statute also permits the corporation to redeem the acquired shares at the average per share price paid for such shares if the voting rights are not approved or if the acquiring person does not file a “control share acquisition statement” with the corporation within 60 days of the last acquisition of such shares. If voting rights are approved for control shares comprising more than 50% of the corporation’s outstanding stock, objecting stockholders may have the right to have their shares repurchased by the corporation for “fair value.”

The provisions of the Affiliated Transactions Statute and the Control Share Acquisitions Statute are only applicable to public corporations that have more than 300 stockholders of record. Corporations may opt out of the Affiliated Transactions Statute and/or the Control Share Acquisitions Statute in their articles of incorporation or bylaws. TowneBank has not opted out of either statute. Franklin has not opted out of the Affiliated Transactions Statute but has included a similar anti-takeover provision in its articles of incorporation requiring the approval of 80% or more of all of the votes entitled to be cast on certain business combinations with interested stockholders. This provision is described in further detail above under “− Anti-takeover Provisions − Supermajority Voting Provisions.” Franklin has opted out of the Control Share Acquisitions Statute in its bylaws.

Amendments to Articles of Incorporation and Bylaws

The Virginia SCA generally requires that in order for an amendment to the articles of incorporation to be adopted it must be approved by each voting group entitled to vote on the proposed amendment by more than two-thirds of all the votes entitled to be cast by that voting group, unless the Virginia SCA otherwise requires a greater vote, or the articles of incorporation provide for a greater or lesser vote, or a vote by separate voting groups. However, under the Virginia SCA, no amendment to the articles of incorporation may be approved by a vote that is less than a majority of all the votes cast on the amendment by each voting group entitled to vote at a meeting at which a quorum of the voting group exists.

Under the Virginia SCA, unless another process is set forth in the articles of incorporation or bylaws, a majority of the directors or, if a quorum exists, a majority of the stockholders present and entitled to vote may adopt, amend or repeal the bylaws.

TowneBank. TowneBank’s articles of incorporation state that an amendment to the articles of incorporation must be approved by a majority of all the votes entitled to be cast on the amendment by each voting group entitled to vote at a meeting at which a quorum of the voting group is present, provided that the amendment has been approved and recommended by at least two-thirds of the directors in office at the time of such approval and recommendation. If the amendment is not so approved and recommended by two-thirds of the directors in office, then the amendment must be approved by the affirmative vote of at least 80% of all of the votes entitled to be cast on such amendment by each voting group entitled to vote.

TowneBank’s bylaws may be amended, altered, or repealed by the board of directors at any time. TowneBank’s stockholders have the power to rescind, alter, amend, or repeal any bylaws and to enact bylaws which, if so expressed by the stockholders, may not be rescinded, altered, amended, or repealed by TowneBank’s board of directors.

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Franklin. Franklin’s articles of incorporation generally may be amended by the holders of a majority of all the votes entitled to be cast on the amendment by each voting group entitled to vote at a meeting at which a quorum of the voting group is present; provided, however, that amendments to the following matters in Franklin’s articles of incorporation must be approved by the affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote: (i) Limit on the percentage of Franklin shares that may be voted, (ii) powers, classes, terms, removal and vacancies of the board of directors, (iii) stockholder voting requirements, (iv) approval of business combinations, (v) amendment of bylaws, (vi) limitation of liability of directors and officers, and (vii) indemnification.

The bylaws of Franklin may be amended by the two-thirds vote of the board of directors or by the affirmative vote of the holders of at least 80% of the outstanding shares entitled to vote.

Appraisal Rights

The Virginia SCA provides that appraisal rights are not available to holders of shares of any class or series of shares of a Virginia corporation in a merger when the stock is either listed on a national securities exchange, such as the NASDAQ Global Select Market, or is held by at least 2,000 stockholders of record and has a public float of at least $20 million. Despite this exception, appraisal rights will be available to holders of common stock of a Virginia corporation in a merger if:

•	the articles of incorporation provide for appraisal rights regardless of an available exception (although neither TowneBank’s nor Franklin’s articles of incorporation authorize such special appraisal rights);

•	in the case of a merger or share exchange, stockholders are required by the terms of the merger to accept anything for their shares other than cash, shares of the surviving or acquiring corporation, or shares of another corporation that are either listed on a national securities exchange or held by more than 2,000 stockholders of record having a public float of at least $20 million, or a combination of cash or such shares; or

•	the merger is an “affiliated transaction,” as described under “– Anti-takeover Provisions” above, and it has not been approved by a majority of the disinterested directors.

TowneBank. TowneBank common stock is listed on the NASDAQ Global Select Market. Therefore, unless one of the exceptions outlined above applies to a given transaction, stockholders of TowneBank will not be entitled to appraisal rights. Stockholders of TowneBank are not entitled to appraisal rights in connection with the merger.

Franklin. Franklin common stock is listed on the NASDAQ Global Select Market. Therefore, unless one of the exceptions outlined above applies to a given transaction, stockholders of Franklin will not be entitled to appraisal rights. Stockholders of Franklin are not entitled to appraisal rights in connection with the merger.

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Director and Officer Exculpation

The Virginia SCA provides that in any proceeding brought by or in the right of a corporation or brought by or on behalf of stockholders of the corporation, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct may not exceed the lesser of (a) the monetary amount, including the elimination of liability, specified in the articles of incorporation or, if approved by the stockholders, in the bylaws as a limitation on or elimination of the liability of the officer or director, or (b) the greater of (i) $100,000 or (ii) the amount of cash compensation received by the officer or director from the corporation during the twelve months immediately preceding the act or omission for which liability was imposed. The liability of an officer or director is not limited under the Virginia SCA or a corporation’s articles of incorporation and bylaws if the officer or director engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law.

The articles of incorporation and bylaws of TowneBank and Franklin provide that, to the full extent that the Virginia SCA permits the limitation or elimination of liability of directors or officers, a director or officer of either corporation is not liable to his or her respective corporation or its stockholders for monetary damages.

Indemnification

The articles of incorporation and bylaws of TowneBank and Franklin provide that, to the full extent permitted by the Virginia SCA, each of TowneBank and Franklin is required to indemnify a director or officer against liabilities, fines, penalties and claims imposed upon or asserted against him or her by reason of having been a director or officer and against all expenses reasonably incurred by him or her in connection therewith, except in relation to matters as to which he or she is liable by reason of his or her willful misconduct or knowing violation of criminal law.

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MARKET FOR COMMON STOCK AND DIVIDENDS

TowneBank common stock is traded on the NASDAQ Global Select Market under the symbol “TOWN.” Franklin common stock is traded on the NASDAQ Global Select Market under the symbol “FRNK.”

As of the record date for the TowneBank special meeting, there were [•] shares of TowneBank common stock outstanding, which were held by approximately [•] holders of record. As of the record date for the Franklin special meeting, there were [•] shares of Franklin common stock outstanding, which were held by approximately [•] holders of record. Such numbers of stockholders do not reflect the number of individuals or institutional investors holding stock in nominee name through banks, brokerage firms and others.

The following table sets forth during the periods indicated the high and low sales prices of TowneBank common stock and Franklin common stock as reported on the NASDAQ Global Select Market, and the dividends declared per share of TowneBank common stock and Franklin common stock.

	TowneBank Common Stock					Franklin Common Stock
					Dividends					Dividends
	Sales Price				Declared	Sales Price				Declared
	High		Low		Per Share	High		Low		Per Share
2014
First Quarter	$16.00		$14.17		$0.10	$20.24		$18.53		$—
Second Quarter	16.68		14.68		0.10	22.17		19.25		—
Third Quarter	[16.70	]	[12.93	]	0.11	[24.60	]	[19.56	]	—
Fourth Quarter (through [•])	[•	]	[•	]	—	[•	]	[•	]	—

2013
First Quarter	$16.16		$14.35		$0.09	$18.36		$16.57		$—
Second Quarter	15.59		13.43		0.09	18.55		17.14		—
Third Quarter	17.34		13.99		0.10	19.25		17.73		—
Fourth Quarter	15.75		13.66		0.10	20.50		18.21		0.45

2012
First Quarter	$14.63		$12.16		$0.08	$13.75		$11.83		$—
Second Quarter	14.05		12.01		0.08	16.68		13.48		—
Third Quarter	15.90		13.57		0.08	17.30		15.74		—
Fourth Quarter	15.99		13.90		0.09	17.45		16.06		—

The following table sets forth the closing sale prices per share of TowneBank common stock and Franklin common stock as reported on the NASDAQ Global Select Market on July 14, 2014, the last full practicable trading day before we announced the signing of the merger agreement, and on [•], 2014, the last full practicable trading day before the date of this joint proxy statement/prospectus. The following table also includes the equivalent price per share of Franklin common stock on those dates. The equivalent per share price reflects the value on each date of the TowneBank common stock that would have been received by Franklin stockholders if the merger had been completed on those dates, based on an assumed exchange ratio of 1.40 shares of TowneBank common stock for each share of Franklin common stock and the closing sales prices of TowneBank’s common stock.

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	TowneBank Common Stock			Franklin Common Stock			Equivalent Market Value Per Share of Franklin

July 14, 2014		$16.46			$21.90			$23.04
[•], 2014	$	[•	]	$	[•	]	$	[•	]

You are advised to obtain current market quotations for TowneBank common stock and Franklin common stock. The market price of TowneBank common stock at the effective date of the merger or at the time former stockholders of Franklin receive certificates evidencing shares of TowneBank common stock after the merger is completed may be higher or lower than the market price at the time the merger agreement was executed, at the date of mailing of this joint proxy statement/prospectus or at the time of the special meetings.

Franklin is a legal entity separate and distinct from its subsidiaries, and its revenues depend primarily on the payment of dividends from Franklin Bank. Therefore, one of Franklin’s principal sources of funds with which to pay dividends on its stock and their other separate expenses are dividends it receives from Franklin Federal Savings Bank. Franklin Bank is subject to certain regulatory and other legal restrictions on the amount of dividends it is permitted to pay to Franklin.

TowneBank, as a Virginia chartered bank, is also subject to certain regulatory and other legal restrictions on the amount of dividends that it is permitted to pay to stockholders. TowneBank currently pays dividends on its common stock on a quarterly basis, and it anticipates declaring and paying quarterly dividends after completion of the merger. TowneBank has no current intention to change its dividend strategy, but has and will continue to evaluate that decision on a quarterly basis. After the merger, the final determination of the timing, amount and payment of dividends on TowneBank common stock will be at the discretion of its board of directors and will depend upon the earnings of TowneBank, the financial condition of TowneBank and other factors, including general economic conditions and applicable governmental regulations and policies. See “Description of TowneBank Capital Stock – Common Stock – Dividends” on page [•].

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INFORMATION ABOUT TOWNEBANK

TowneBank is a commercial bank organized under the laws of the Commonwealth of Virginia and headquartered in Portsmouth, Virginia. TowneBank provides a full range of diversified financial services through its banking and its non-banking divisions and subsidiaries. TowneBank currently operates 28 financial services offices in its primary market area, which is the Greater Hampton Roads region in southeastern Virginia and northeastern North Carolina. The common stock of TowneBank is traded on the NASDAQ Global Select Market under the symbol “TOWN.”

As of June 30, 2014, TowneBank had total consolidated assets of approximately $4.9 billion, total consolidated loans, net of unearned income, of approximately $3.3 billion, total consolidated deposits of approximately $3.8 billion and consolidated stockholders’ equity of approximately $596.0 million.

The principal executive offices of TowneBank are located at 5716 High Street, Portsmouth, Virginia 23703, and its telephone number is (757) 638-7500. TowneBank’s website can be accessed at https://www.townebank.com. Information contained in TowneBank’s website does not constitute part of, and is not incorporated into, this joint proxy statement/prospectus.

For more information about TowneBank, see “Where You Can Find More Information” beginning on page [•].

INFORMATION ABOUT FRANKLIN FINANCIAL CORPORATION

Franklin Financial Corporation is a savings and loan holding company headquartered in Glen Allen, Virginia providing traditional financial services through its wholly-owned federally chartered stock savings bank subsidiary, Franklin Federal Savings Bank. Franklin Bank currently operates eight full-service financial centers serving the Richmond, Virginia metropolitan area. Franklin is a community-oriented financial institution that provides a limited line of banking services to individuals and businesses. Franklin’s common stock is traded on the NASDAQ Global Select Market under the symbol “FRNK.”

As of June 30, 2014, Franklin had total consolidated assets of approximately $1.1 billion, total consolidated loans, net of unearned income, of approximately $543.8 million, total consolidated deposits through its bank subsidiary of approximately $684.5 million and consolidated stockholders’ equity of approximately $244.7 million.

The principal executive offices of Franklin are located at 4501 Cox Road, Glen Allen, Virginia 23060, and its telephone number is (804) 967-7000. Franklin’s website can be accessed at https://www.franklinfederal.com. Information contained in Franklin’s website does not constitute part of, and is not incorporated into, this joint proxy statement/prospectus.

For more information about Franklin, see “Where You Can Find More Information” beginning on page [•].

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CERTAIN BENEFICIAL OWNERSHIP OF TOWNEBANK COMMON STOCK

The following table sets forth, as of the record date for the TowneBank special meeting ([•], 2014), certain information with respect to the beneficial ownership of TowneBank common stock held by each holder of more than 5% of TowneBank common stock, each director and executive officer of TowneBank, and all the directors and executive officers of TowneBank as a group.

Name	Number of Shares Beneficially Owned (1)		Percent of Class

Jacqueline B. Amato	130,890	(2)	*
G. Robert Aston, Jr.	353,635	(2)(3)	1.00%
E. Lee Baynor	169,496	(2)	*
Richard S. Bray	57,224	(2)	*
Thomas C. Broyles	179,581		*
Bradford L. Cherry	148,108	(2)	*
J. Morgan Davis	131,837	(2)(3)	*
Douglas D. Ellis	180,160		*
John W. Failes	46,386	(2)	*
Paul J. Farrell	433,039	(2)	1.23%
Andrew S. Fine	475,619	(2)	1.35%
William I. Foster III	49,530	(3)(4)	*
Paul D. Fraim	14,917		*
Gordon L. Gentry, Jr.	210,597	(2)(4)	*
Ernest F. Hardee	218,643	(2)	*
John R. Lawson, II	1,795,902	(2)	5.09%
Harry T. Lester	41,632	(2)	*
W. Ashton Lewis	77,384	(2)	*
Stephanie J. Marioneaux	21,759	(2)	*
Clyde E. McFarland, Jr.	42,717	(2)(3)	*
Juan M. Montero, II, M.D.	2,533		*
R. Scott Morgan	289,925	(2)	*
Thomas K. Norment, Jr.	34,189	(2)	*
R.V. Owens, III	5,018		*
P. Ward Robinett, Jr.	112,306	(2)(3)	*
Wayne K. Sawyer	30,994		*
William D. Sessoms, Jr.	38,781	(2)(3)(4)	*
Richard B. Thurmond	130,563	(2)	*
Alan S. Witt	84,412		*
F. Lewis Wood	108,084		*
All directors and executive officers as a group (37 persons)	5,855,972	(5)	16.54%

*	Represents less than 1% of TowneBank common stock.
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security, the power to dispose of or direct the disposition of the security, or the right to acquire beneficial ownership of the security within 60 days. The mailing address of the directors and executive officers included in the table is 6001 Harbour View Boulevard, Suffolk, Virginia 23435.
(2)	Includes shares held by affiliated corporations, close relatives and children, and shares held jointly with spouses or as custodians or trustees, as follows: Ms. Amato, 2,034 shares; Mr. Aston, 77,375 shares; Mr. Baynor, 48,498 shares; Mr. Bray, 2,087 shares; Mr. Cherry, 14,851 shares; Mr. Davis, 410 shares; Mr. Failes, 25,296 shares; Mr. Farrell, 420,304 shares; Mr. Fine, 272,546 shares; Mr. Gentry, 162,611 shares; Mr. Hardee, 170,927 shares; Mr. Lawson 1,484,985 shares; Mr. Lester, 4,913 shares; Mr. Lewis, 43,503 shares; Dr. Marioneaux, 81 shares; Mr. McFarland, 381 shares; Mr. Morgan, 7,833 shares; Mr. Norment, 8,953 shares; Mr. Robinett, 12,870 shares; Mr. Sessoms, 1,973 shares; and Mr. Thurmond, 5,550 shares.

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(3)	Includes shares of common stock that are restricted stock holdings as follows: Mr. Aston, 19,793 shares; Mr. Davis, 31,483 shares; Mr. Foster, 16,901 shares; Mr. McFarland, 3,849 shares; Mr. Robinett, 2,733 shares; and Mr. Sessoms, 3,980 shares. The shares are subject to a vesting schedule, forfeiture risk and other restrictions. These shares can be voted at the TowneBank special meeting.
(4)	Includes shares of common stock underlying stock options that are currently exercisable as follows: 19,094 shares issuable to Mr. Foster; 7,160 shares issuable to Mr. Gentry; and 26,522 shares issuable to Mr. Sessoms. These shares cannot be voted at the TowneBank special meeting because the stock options have not been exercised.
(5)	Includes 91,401 shares of common stock underlying stock options that are currently exercisable and 110,879 shares of common stock that are restricted stock holdings. Only the shares that are restricted stock holdings can be voted at the TowneBank special meeting.

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CERTAIN BENEFICIAL OWNERSHIP OF FRANKLIN COMMON STOCK

The following table provides information, as of the record date for the Franklin special meeting ([•], 2014), with respect to persons and entities known to Franklin to be the beneficial owner of more than 5% of Franklin’s common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name	Number of Shares Beneficially Owned (1)		Percent of Class

Franklin Federal Savings Bank Employee Stock Ownership Plan 4501 Cox Road Glen Allen, Virginia 23060	1,139,720		9.67%

Warren A. Mackey 40 Worth Street, 10th Floor New York, New York 10013	1,132,496	(2)	9.60%

Lawrence B. Seidman 100 Misty Lane, 1st Floor Parsippany, New Jersey 07054	970,938	(3)	8.24%

MFP Partners, L.P. c/o MFP Investors LLC 667 Madison Avenue, 25th Floor New York, New York 10065	713,798	(4)	6.06%

(1)	Based on [•] shares outstanding as of [•], 2014 and in the case of Mr. Mackey, 16,560 shares underlying options which are fully vested and exercisable.
(2)	Includes 11,720 shares of unvested restricted stock over which Mr. Mackey has voting power and 16,560 shares of common stock underlying stock options which are fully vested and exercisable.
(3)	Based on information contained in a Schedule 13D/A filed with the SEC on July 17, 2014 by the following entities in addition to Mr. Seidman in his individual capacity: Seidman and Associates, L.L.C., Seidman Investment Partnership, L.P., Seidman Investment Partnership II, L.P., Seidman Investment Partnership III, L.P., LSBK06-08, L.L.C., Broad Park Investors, L.L.C., CBPS, LLC, 2514 Multi-Strategy Fund, L.P. and Veteri Place Corporation.
(4)	Based on information contained in a Schedule 13G filed with the SEC on February 14, 2013 by MFP Partners, L.P., MFP Investors LLC as the general partner of MFP Partners, L.P., and Michael F. Price as the managing partner of MFP Partners, L.P. and managing member and controlling person of MFP Investors LLC.

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The following table sets forth, as of the record date for the Franklin special meeting ([•], 2014), certain information with respect to the beneficial ownership of Franklin common stock held by each director and executive officer of Franklin, and by all the directors and executive officers of Franklin as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Beneficially Owned (1)(2)		Percent of Class (3)

Hugh T. Harrison, II	41,689	(4)	*
Steven R. Lohr	192,842	(5)	1.63%
Warren A. Mackey	1,132,496	(4)	9.60%
Donald F. Marker	206,913	(6)	1.75%
Elizabeth W. Robertson	86,282	(7)	*
George L. Scott	80,513	(4)	*
Barry R. Shenton	204,766	(8)	1.73%
Richard T. Wheeler, Jr.	262,018	(9)	2.21%
Richard W. Wiltshire, Jr.	75,063	(4)	*
Percy Wootton	47,527	(4)	*

All directors and executive officers as a group (10 persons)	2,330,109		19.20%

*	Represents less than 1% of Franklin common stock.
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security, the power to dispose of or direct the disposition of the security, or the right to acquire beneficial ownership of the security within 60 days. The mailing address of the directors and executive officers included in the table is 4501 Cox Road, Glen Allen, Virginia 23060.
(2)	This column includes 11,720 shares of unvested restricted stock awards held in trust under Franklin’s equity compensation plan for each non-employee director, which each director is permitted to direct the trustee to vote.
(3)	Based on [•] shares outstanding as of [•], 2014 and the number of shares of common stock underlying options which are fully vested and exercisable for each individual and all directors and executive officers as a group.
(4)	Includes 16,560 shares of common stock underlying options which are fully vested and exercisable.
(5)	Includes 15,311 shares held by the individual retirement account of Mr. Lohr’s spouse, 6,999 shares allocated under the Franklin ESOP, 38,880 shares of unvested restricted stock over which Mr. Lohr has voting power and 56,000 shares of common stock underlying options which are fully vested and exercisable.
(6)	Includes 6,740 shares allocated under the Franklin ESOP, 43,600 shares of unvested restricted stock over which Mr. Marker has voting power and 58,820 shares of common stock underlying options which are fully vested and exercisable.
(7)	Includes 2,000 shares owned by Ms. Robertson’s son and 16,560 shares of common stock underlying options which are fully vested and exercisable.
(8)	Includes 7,005 shares allocated under the Franklin ESOP, 38,880 shares of unvested restricted stock over which Mr. Shenton has voting power and 56,000 shares of common stock underlying options which are fully vested and exercisable.
(9)	Includes 8,635 shares allocated under the Franklin ESOP, 58,600 shares of unvested restricted stock over which Mr. Wheeler has voting power and 82,820 shares of common stock underlying options which are fully vested and exercisable.

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LEGAL MATTERS

LeClairRyan, A Professional Corporation, will opine as to the qualification of the merger as a reorganization and the tax treatment of the consideration paid in connection with the merger under the Code.

EXPERTS

The consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting incorporated in this joint proxy statement/prospectus by reference to TowneBank’s Annual Report to Stockholders for the year ended December 31, 2013, have been audited by Dixon Hughes Goodman LLP, independent registered public accountants as indicated in their reports thereto, and have been so incorporated in reliance upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting of Franklin Financial Corporation included in its Annual Report on Form 10-K for the year ended September 30, 2013, incorporated by reference in this joint proxy statement/prospectus, have been so incorporated by reference in reliance upon the reports of McGladrey LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said reports.

FUTURE STOCKHOLDER PROPOSALS

TowneBank

If any TowneBank stockholder intends to propose a matter for consideration at TowneBank’s 2015 annual meeting of stockholders, notice of the proposal must comply with TowneBank’s bylaws and be received in writing by TowneBank’s Corporate Secretary not less than 60 nor more 90 days before May 21, 2015. If any stockholder intends to present a proposal to be considered for inclusion in TowneBank’s proxy materials in connection with its 2015 annual meeting, the proposal must comply with TowneBank’s bylaws and be in proper form and must be received by TowneBank’s Corporate Secretary at its office at 6001 Harbour View Boulevard, Suffolk, Virginia 23435 no later than December 19, 2015.

Franklin

Franklin held its 2014 annual meeting of stockholders on February 25, 2014. Franklin intends to hold a 2015 annual meeting of stockholders only if the merger is not completed. In the event that this annual meeting occurs, if any stockholder intends to present a proposal to be considered for inclusion in Franklin’s proxy materials in connection with the 2015 annual meeting, the proposal must be in proper form and must be received by Franklin’s Corporate Secretary at 4501 Cox Road, Glen Allen, Virginia 23060 no later than September 16, 2014. If such annual meeting is held on a date more than 30 calendar days from February 25, 2015, a stockholder proposal must be received by a reasonable time before Franklin begins to print and mail its proxy solicitation materials for the annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

Franklin’s bylaws provide that for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to Franklin’s Secretary not less than 90 days before the date of the meeting; provided that if less than 100 days’ notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

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OTHER MATTERS

In accordance with Virginia law, no business may be brought before the TowneBank special meeting or the Franklin special meeting unless it is described in the applicable notice of meeting that accompanies this joint proxy statement/prospectus. As of the date of this joint proxy statement/prospectus, the TowneBank board and the Franklin board know of no matters that will be presented for consideration at either of the special stockholders’ meetings other than those specifically set forth in the notices for the meetings. If, however, any other matters properly come before the TowneBank special meeting, or any adjournments thereof, or before the Franklin special meeting, or any adjournments thereof, and are voted upon, it is the intention of the proxy holders to vote such proxies in accordance with the recommendation of the management of TowneBank and Franklin, as applicable.

WHERE YOU CAN FIND MORE INFORMATION

TowneBank files reports, proxy statements and other information with the Federal Deposit Insurance Corporation. Such reports, statements or other information are available for inspection without charge at the Federal Deposit Insurance Corporation, Accounting and Securities Disclosure Section, Division of Supervision and Consumer Protection, 550 17th Street, NW, Washington, D.C. In addition, copies of such documents filed by TowneBank under the Exchange Act may be obtained by sending a written request to the FDIC at the preceding address, along with payment of the fees prescribed by the FDIC. The FDIC filings made by TowneBank are also available to the public from commercial document retrieval services and at the FDIC’s Internet website at http://www2.fdic.gov/efr. The information contained on the FDIC’s website is expressly not incorporated by reference into this joint proxy statement/prospectus.

Franklin files reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Franklin files with the SEC at the SEC’s public reference room in Washington, D.C., which is located at the following address: Public Reference Room, 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC filings made by Franklin are also available to the public from commercial document retrieval services and at the SEC’s Internet website at http://www.sec.gov. The information contained on the SEC’s website is expressly not incorporated by reference into this joint proxy statement/prospectus.

This document constitutes a prospectus of TowneBank and a proxy statement of each of TowneBank and Franklin for their respective special meetings of stockholders.

The FDIC and SEC allow TowneBank and Franklin to “incorporate by reference” information into this joint proxy statement/prospectus, which means that the companies can disclose important information to you by referring you to another document filed separately with the FDIC and SEC. The information incorporated by reference is deemed to be a part of this joint proxy statement/prospectus, except for any information superseded by information contained directly in this joint proxy statement/prospectus or incorporated by reference subsequent to the date of this joint proxy statement/prospectus as described below.

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This joint proxy statement/prospectus incorporates by reference the documents set forth below that TowneBank and Franklin have previously filed with the FDIC or SEC, as the case may be (except Items 2.02 and 7.01 of any Current Report on Form 8-K, unless otherwise indicated in the Form 8-K). These documents contain important business information about the companies and their financial condition.

TowneBank FDIC Filings

•	Annual Report on Form 10-K for the year ended December 31, 2013, filed on March 14, 2014.

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed on May 8, 2014.

•	Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed on August 6, 2014.

•	Current Reports on Form 8-K filed on February 26, 2014, May 21, 2014, May 27, 2014, May 28, 2014, June 10, 2014, June 24, 2014, July 15, 2014, July 16, 2014 and August 28, 2014.

•	The description of TowneBank common stock contained in TowneBank’s registration statement on Form 8-A, as filed with the FDIC on September 17, 2007 pursuant to Section 12 of the Exchange Act, including any subsequently filed amendments and reports updating such description.

Franklin SEC Filings (File No. 1-35085)

•	Annual Report on Form 10-K for the year ended September 30, 2013, filed on December 19, 2013.

•	Quarterly Report on Form 10-Q for the quarter ended December 31, 2014, filed on February 7, 2014.

•	Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed May 9, 2014.

•	Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, filed on August 8, 2014.

•	Current Reports on Form 8-K filed on February, 28, 2014, July 15, 2014 and July 16, 2014.

•	The description of Franklin common stock contained in Franklin’s registration statement on Form 8-A, as filed with the SEC on February 16, 2011 pursuant to Section 12 of the Exchange Act, including any subsequently filed amendments and reports updating such description.

In addition, TowneBank and Franklin incorporate by reference any future filings each company makes with the FDIC or SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this joint proxy statement/prospectus and before the date of the TowneBank special meeting and the Franklin special meeting, provided that TowneBank and Franklin are not incorporating by reference any information furnished to, but not filed with, the SEC or FDIC. Those documents are considered to be a part of this joint proxy statement/prospectus, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

133

Documents contained in or incorporated by reference in this document by TowneBank and Franklin are available through the FDIC or SEC as set forth above or from TowneBank and Franklin. You may also obtain such documents by requesting them in writing or by telephone from TowneBank and Franklin as follows:

TowneBank

6001 Harbour View Boulevard

Suffolk, Virginia 23435

Telephone: (757) 638-6780

Attention: Karen R. Minkoff

Vice President and Corporate Secretary

Regan & Associates, Inc.

505 Eighth Avenue, Suite 800

New York, New York 10018

Attention: James M. Dougan

Executive Vice President

Telephone: 1-800-737-3426

Franklin Financial Corporation

4501 Cox Road

Glen Allen, Virginia 23060

Telephone: (804) 967-7023

Attention: Donald F. Marker

Vice President and Chief Financial Officer

and Secretary/Treasurer

Regan & Associates, Inc.

505 Eighth Avenue, Suite 800

New York, New York 10018

Attention: James M. Dougan

Executive Vice President

Telephone: 1-800-737-3426

These documents are available from TowneBank or Franklin, as the case may be, without charge, excluding any exhibits to them. You can also find information about TowneBank at its Internet website at https://www.townebank.com under “Investor Relations” and Franklin at its Internet website at https://www.franklinfederal.com under “Investor Relations.” Information contained on the websites of TowneBank and Franklin does not constitute part of this joint proxy statement/prospectus and shall not be incorporated into other filings either company makes with the FDIC or SEC.

If you would like to request documents from TowneBank, please do so by [•], 2014 in order to receive timely delivery of the documents before the special meetings.

TowneBank has supplied all information contained or incorporated by reference in this document relating to TowneBank, and Franklin has supplied all such information relating to Franklin.

You should rely only on the information contained or incorporated by reference in this joint proxy statement/prospectus. TowneBank and Franklin have not authorized anyone to provide you with information that is different from what is contained in this joint proxy statement/prospectus. TowneBank is not making an offer to sell or soliciting an offer to buy any securities other than the TowneBank common stock to be issued by TowneBank in the merger, and TowneBank is not making an offer of such securities in any state where the offer is not permitted. This joint proxy statement/prospectus is dated [•], 2014. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to you nor the issuance of TowneBank common stock in the merger creates any implication to the contrary.

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APPENDIX A

[Execution Copy]

 AGREEMENT AND PLAN OF REORGANIZATION

DATED AS OF JULY 14, 2014

BY AND AMONG

TOWNEBANK,

FRANKLIN FINANCIal CORPORATION

AND

FRANKLIN FEDERAL SAVINGS BANK

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A-2

6.13	Voting Agreement	A-58
6.14	Shareholder Litigation	A-58
6.15	Investment Portfolio	A-58

ARTICLE VII CONDITIONS TO CONSUMMATION OF THE MERGER		A-59

7.01	Conditions to Each Party’s Obligation to Effect the Merger	A-59
7.02	Conditions to Obligation of the Company and Bank Subsidiary	A-60
7.03	Conditions to Obligation of Parent	A-60

ARTICLE VIII TERMINATION		A-61

8.01	Termination	A-61
8.02	Effect of Termination	A-63
8.03	Fees and Expenses	A-63

ARTICLE IX MISCELLANEOUS		A-64

9.01	Survival	A-64
9.02	Waiver; Amendment	A-65
9.03	Counterparts	A-65
9.04	Governing Law	A-65
9.05	Notices	A-65
9.06	Entire Understanding; Limited Third Party Beneficiaries	A-66
9.07	Severability	A-67
9.08	Enforcement of the Agreement	A-67
9.09	Interpretation	A-67
9.10	Assignment	A-67
9.11	Alternative Structure	A-67

EXHIBIT A – Plan of Merger

EXHIBIT B – Form of Voting Agreement

A-3

AGREEMENT AND PLAN OF REORGANIZATION, dated as of July 14, 2014, by and among TOWNEBANK, a Virginia banking corporation (“Parent”), FRANKLIN FINANCIAL CORPORATION, a Virginia corporation (the “Company”), and FRANKLIN FEDERAL SAVINGS BANK, a federally chartered savings bank and wholly owned subsidiary of the Company (“Bank Subsidiary”).

RECITALS

WHEREAS, upon the terms and subject to the conditions of this Agreement and pursuant to the Plan of Merger, the Company and Bank Subsidiary will merge with and into Parent in accordance with the provisions of the VSCA, VFIC and OCC Regulations (the “Merger”), with Parent as the surviving institution in the Merger (sometimes referred to in such capacity as the “Surviving Entity”); and

WHEREAS, the Board of Directors of the Company and the Board of Directors of Bank Subsidiary have each determined that this Agreement and the transactions contemplated hereby are advisable, and have adopted and approved this Agreement and the Plan of Merger and the transactions contemplated hereby and thereby, including the Merger, and the Company, as the sole stockholder of Bank Subsidiary, has approved this Agreement and the Merger, all upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Board of Directors of Parent has determined that this Agreement and the transactions contemplated hereby are advisable, and has adopted and approved this Agreement and the Plan of Merger and the transactions contemplated hereby and thereby, including the Merger, all upon the terms and subject to the conditions set forth herein; and

WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.01         Certain Definitions. The following terms are used in this Agreement with the meanings set forth below:

“Acquisition Proposal” has the meaning set forth in Section 6.07(f).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such first Person.

“Agreement” means this Agreement and Plan of Reorganization, as amended or modified from time to time in accordance with Section 9.02.

A-4

“Bank Subsidiary” has the meaning set forth in the preamble to this Agreement.

“Bank Subsidiary Board” means the Board of Directors of Bank Subsidiary.

“Bank Subsidiary Bylaws” means the Bylaws of Bank Subsidiary.

“Bank Subsidiary Charter” means the Federal Stock Charter of Bank Subsidiary, as amended.

“Book-Entry Shares” means shares of Company Common Stock held in book-entry form immediately prior to the Effective Time.

“Business Day” means Monday through Friday of each week, except a legal holiday recognized as such by the U.S. Government or any day on which banking institutions in the Commonwealth of Virginia are authorized or obligated to close.

“Certificate” means any certificate which immediately prior to the Effective Time represented shares of Company Common Stock.

“Change of Recommendation” has the meaning set forth in Section 6.07(c).

“Closing” and “Closing Date” have the meanings set forth in Section 2.02(b).

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Articles” means the Articles of Incorporation of the Company, as amended.

“Company Articles Amendment” has the meaning set forth in Section 2.01(g).

“Company Benefit Plans” has the meaning set forth in Section 5.03(o)(i).

“Company Board” means the Board of Directors of the Company.

“Company Board Recommendation” has the meaning set forth in Section 6.02(a).

“Company Bylaws” means the Bylaws of the Company.

“Company Common Stock” means the common stock, $0.01 par value per share, of the Company.

“Company Continuing Employees” has the meaning set forth in Section 6.10(a).

“Company Contract” has the meaning set forth in Section 5.03(l)(i).

“Company Financial Statements” means (i) the audited consolidated balance sheets, consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in stockholders’ equity and consolidated statements of cash flows for each of the years ended September 30, 2012 and 2013 and (ii) the unaudited consolidated balance sheets, consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in stockholders’ equity and consolidated statements of cash flows for the monthly, quarterly and annual periods ended subsequent to September 30, 2013.

A-5

“Company Intellectual Property” has the meaning set forth in Section 5.03(s)(ii).

“Company Meeting” has the meaning set forth in Section 6.02(a).

“Company Preferred Stock” means the preferred stock, $0.01 par value per share, of the Company.

“Company Securities Documents” has the meaning set forth in Section 5.03(g)(i).

“Company Stock Award” has the meaning set forth in Section 3.07(b).

“Company Stock Option” has the meaning set forth in Section 3.07(a).

“Company Stock Plan” means the Franklin Financial Corporation 2012 Equity Incentive Plan.

“Company Stockholder Approvals” has the meaning set forth in Section 6.02(a).

“Confidentiality Agreements” has the meaning set forth in Section 6.06(b).

“CRA” has the meaning set forth in Section 5.03(k)(v).

“Disclosure Schedule” has the meaning set forth in Section 5.01.

“Effective Date” has the meaning set forth in Section 2.02(a).

“Effective Time” has the meaning set forth in Section 2.02(a).

“Equity Security” means any stock, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, or voting-trust certificate; any security convertible into such a security; any security carrying any warrant or right to subscribe to or purchase any such security; and any certificate of interest or participation in, temporary or interim certificate for, or receipt for any of the foregoing.

“ERISA” has the meaning set forth in Section 5.03(o)(i).

“ERISA Affiliate” has the meaning set forth in Section 5.03(o)(i).

“ESOP” means the Franklin Federal Savings Bank Employee Stock Ownership Plan.

“ESOP Trust” means the Franklin Federal Savings Bank Employee Stock Ownership Plan Trust created in connection with the establishment of the ESOP.

A-6

“ESOP Trustee” means Pentegra Trust Company, a non-depository trust company incorporated under the laws of the State of Maine.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Exchange Agent” means the agent designated by Parent (who, if different than Parent’s then serving registrar and transfer agent, is reasonably acceptable to the Company) to act as the exchange agent for purposes of conducting the exchange procedure described in Sections 3.01 and 3.02.

“Exchange Ratio” has the meaning set forth in Section 3.01(b).

“FDIC” means the Federal Deposit Insurance Corporation.

“FHLB” means the Federal Home Loan Bank of Atlanta.

“FRB” means the Board of Governors of the Federal Reserve System.

“GAAP” means accounting principles generally accepted in the United States of America.

“Governmental Authority” means any federal, state or local court, administrative or regulatory agency or commission or other governmental authority or instrumentality or self-regulatory organization.

“Indemnified Parties” and “Indemnifying Party” have the meanings set forth in Section 6.09(a).

“Insurance Amount” has the meaning set forth in Section 6.09(c).

“Intellectual Property” has the meaning set forth in Section 5.03(s)(ii).

“Joint Proxy Statement” has the meaning set forth in Section 6.03(a).

“Knowledge” means, with respect to the Company or Bank Subsidiary, the actual knowledge of those individuals set forth on Section 1.01 of the Company’s Disclosure Schedule and, with respect to Parent, the actual knowledge of those individuals set forth on Section 1.01 of Parent’s Disclosure Schedule.

“Laws” mean any federal, state, local or foreign or provincial law, statute, ordinance, rule, regulation, order, policy, guideline or agency requirement of or undertaking to or agreement with any Governmental Authority, including common law.

“Liens” means any charge, mortgage, pledge, security interest, restriction, claim, lien or encumbrance other than a charge, mortgage, pledge, security interest, restriction, claim, lien or encumbrance that is a Permitted Lien.

A-7

“Loan” means a loan, lease, advance, credit enhancement, guarantee or other extension of credit.

“Material Adverse Effect” means, with respect to any party, any fact, circumstance, event, change, effect, development or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects, developments or occurrences, (i) has had or would reasonably be expected to result in a material adverse effect on the financial condition, results of operations or business of such party and its Subsidiaries taken as a whole (provided, however, that a “Material Adverse Effect” shall not be deemed to include facts, circumstances, events, changes, effects, developments and/or occurrences arising out of or resulting from (A) changes after the date of this Agreement in GAAP or regulatory accounting requirements or published interpretations thereof, (B) changes after the date of this Agreement in laws, rules or regulations of general applicability to companies in the industries in which such party and its Subsidiaries operate or changes to published interpretations thereof by Governmental Authorities, (C) changes after the date of this Agreement in global, national or regional political or social conditions or general economic or market conditions (including changes in prevailing interest rates, credit availability and liquidity, currency exchange rates, and price levels or trading volumes in the United States or foreign securities markets) affecting other companies in the financial services industry, (D) changes in the credit markets, any downgrades in the credit markets, or adverse credit events resulting in deterioration in the credit markets generally or in respect of the customers of the party and including changes to any previously correctly applied asset marks resulting therefrom, (E) failure, in and of itself, to meet earnings projections, but not including any underlying causes thereof unless separately excluded hereunder, or changes in the trading price or trading volume of a party’s common stock, in and of itself, but not including any underlying causes thereof unless separately excluded hereunder, (F) the public disclosure of this Agreement or the transactions contemplated hereby, (G) any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism or (H) actions or omissions taken with the prior written consent of the other party hereto or expressly required by this Agreement; except, with respect to clauses (A), (B), (C), (D) and (G), to the extent that the effects of such change are disproportionately adverse to the financial condition, results of operations or business of such party and its Subsidiaries, taken as a whole, as compared to other companies in the financial services industry) or (ii) prevents or materially impairs the ability of such party to timely consummate the transactions contemplated hereby.

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” means the number of whole shares of Parent Common Stock, plus cash in lieu of any fractional share interest, into which shares of Company Common Stock shall be converted, pursuant to the provisions of Article III.

“Notice of Superior Proposal” has the meaning set forth in Section 6.07(d)(ii)(1).

“OCC” means the Office of the Comptroller of the Currency.

“OCC Regulations” means the rules and regulations promulgated by the OCC relating to federally chartered stock savings banks.

A-8

“Parent” has the meaning set forth in the preamble to this Agreement.

“Parent Articles” means the Articles of Incorporation of Parent, as amended.

“Parent Average Share Price” means the average of the closing price per share of Parent Common Stock, as reported on the NASDAQ Global Select Market for the 10 consecutive trading days ending on and including the fifth trading day prior to the Closing Date.

“Parent Benefit Plans” has the meaning set forth in Section 5.04(o)(i).

“Parent Board” means the Board of Directors of Parent.

“Parent Board Recommendation” has the meaning set forth in Section 6.02(b).

“Parent Bylaws” means the Bylaws of Parent, as amended.

“Parent Common Stock” means the common stock, $1.667 par value per share, of Parent.

“Parent Meeting” has the meaning set forth in Section 6.02 (b).

“Parent Preferred Stock” means the preferred stock, $5.00 par value per share, of Parent.

“Parent Securities Documents” has the meaning set forth in Section 5.04(g)(i).

“Parent Stock Plan” means the TowneBank 2008 Stock Incentive Plan.

“Parent Stockholder Approval” has the meaning set forth in Section 6.02(b).

“Permitted Issuances” means with respect to Parent (i) issuances of new Rights to acquire Parent Common Stock granted after the date hereof pursuant to and in accordance with the Parent Stock Plan, provided that such new issuances are in the ordinary and usual course of business, (ii) issuances of shares of Parent Common Stock pursuant to the TowneBank Member Stock Purchase and Dividend Reinvestment Plan, or (iii) issuances of Parent Common Stock or any security convertible into shares of Parent Common Stock in connection with one or more business acquisitions or entering into any agreement with respect to the foregoing; provided that the aggregate market value, as of the date of announcement or the date of entering into any such agreement if no announcement is made, of such acquisitions or proposed acquisitions does not exceed $10,000,000.

“Permitted Lien” means (i) statutory Liens securing payments not yet delinquent (or being contested in good faith and for which adequate reserves have been established), (ii) Liens for real property Taxes not yet delinquent and payable or (iii) easements, rights of way, restrictive covenants, imperfections or irregularities of title, and other similar encumbrances or Liens that do not materially affect the value or prohibit the current use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties.

A-9

“Person” means any individual, bank, corporation, partnership, association, joint-stock company, business trust, limited liability company or unincorporated organization.

“Plan of Merger” means the Plan of Merger of Franklin Financial Corporation and Franklin Federal Savings Bank into TowneBank attached as Exhibit A hereto.

“Previously Disclosed” by a party shall mean information set forth in a section of its Disclosure Schedule corresponding to the section of this Agreement where such term is used; provided, however, that any information set forth in any one section of a party’s Disclosure Schedule shall be deemed to apply to each other applicable section or subsection of its Disclosure Schedule.

“Regulatory Approvals” has the meaning set forth in Section 5.03(f)(i).

“Replacement Stock Award” has the meaning set forth in Section 3.07(b).

“Representatives” has the meaning set forth in Section 6.07(a).

“Rights” means, with respect to any Person, warrants, options, rights, convertible securities and other arrangements or commitments which obligate the Person to issue or dispose of any of its capital stock or other ownership interests.

“SCC” means the Virginia State Corporation Commission.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Subsidiary” has the meaning ascribed to that term in Rule l-02 of Regulation S-X of the SEC.

“Superior Proposal” has the meaning set forth in Section 6.07(g).

“Surviving Entity” has the meaning set forth in the Recitals.

“Tax” and “Taxes” mean all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

“Tax Returns” means any return (including any amended return), declaration or other report (including elections, declarations, claims for refunds, schedules, estimates and information returns) required to be filed with a Governmental Authority with respect to any Taxes, including, where permitted or required, combined or consolidated returns for any group of entities that includes the Company, Bank Subsidiary or Parent, as applicable.

A-10

“TowneBank Richmond Board” has the meaning set forth in Section 6.12(b).

“Transaction” means the Merger and any other transactions contemplated by this Agreement.

“VFIC” means Title 6.2, Financial Institutions and Services, of the Code of Virginia, as amended.

“VSCA” means the Virginia Stock Corporation Act, as amended.

ARTICLE II

THE MERGER

2.01         The Merger.

(a)          The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, the Company and Bank Subsidiary shall merge with and into Parent in accordance with this Agreement and pursuant to the Plan of Merger and the applicable provisions of the VSCA, the VFIC and OCC Regulations, the separate corporate existence of the Company and Bank Subsidiary shall cease and Parent shall survive and continue to exist as banking corporation incorporated under the laws of the Commonwealth of Virginia and as the surviving corporation in the Merger.

(b)          Name. The name of the Surviving Entity shall be “TowneBank.”

(c)          Articles and Bylaws. The articles of incorporation and bylaws of the Surviving Entity immediately after the Merger shall be the Parent Articles and the Parent Bylaws as in effect immediately prior to the Merger.

(d)          Directors and Executive Officers of the Surviving Entity. The directors of the Surviving Entity immediately after the Merger shall be the directors of Parent immediately prior to the Merger together with the individual appointed pursuant to Section 6.12 of this Agreement, each of whom shall serve until his or her successor shall be duly elected and qualified. The executive officers of the Surviving Entity immediately after the Merger shall be the executive officers of Parent immediately prior to the Merger, each of whom shall serve until such time as his or her successor shall be duly elected and qualified.

(e)          Authorized Capital Stock. The authorized capital stock of the Surviving Entity upon consummation of the Merger shall be as set forth in the Parent Articles immediately prior to the Merger.

(f)          Effect of the Merger. At the Effective Time, the effects of the Merger shall be as provided in accordance with Section 13.1-721 of the VSCA and 12 C.F.R. Section 152.13 promulgated by the OCC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Bank Subsidiary shall vest in the Surviving Entity, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Company and Bank Subsidiary shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Entity.

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(g)          Amendment of Company Articles. Subject to the provisions of this Agreement, and the receipt of the Company Stockholder Approvals, immediately before the Effective Time the Company shall amend Article II of the Company Articles to read as follows (the “Company Articles Amendment”): “The purposes for which the Corporation is formed is to transact banking business and trust business and any or all lawful business related or incidental thereto, and such other lawful business not required to be stated in the Articles of Incorporation (“Articles”) in which a Virginia chartered banking corporation may engage under the laws of the Commonwealth of Virginia, as amended from time to time.”

(h)          Absence of Control. It is the intent of the parties hereto that Parent by reason of this Agreement shall not be deemed (until consummation of the transactions contemplated hereby) to control, directly or indirectly, the Company or Bank Subsidiary or to exercise, directly or indirectly, a controlling influence over the management or policies of the Company or Bank Subsidiary.

2.02         Effective Date and Effective Time; Closing.

(a)          Immediately following the Closing on the Closing Date, the parties shall cause the Merger to be consummated by filing (i) Articles of Merger with respect to the Merger with the SCC and (ii) Articles of Combination with respect to the Merger with the OCC in such forms as required by, and executed and acknowledged in accordance with, the applicable provisions of the VSCA and OCC Regulations. The term “Effective Time” shall be the time shown on the Certificate of Merger issued by the SCC and the Articles of Combination endorsed by the OCC (if applicable) effecting the Merger and the term “Effective Date” shall be the date shown on the Certificate of Merger issued by the SCC and the Articles of Combination endorsed by the OCC (if applicable) effecting the Merger.

(b)          A closing (the “Closing”) shall take place immediately prior to the Effective Time at the offices of LeClairRyan, A Professional Corporation, Richmond, Virginia, or at such other place, at such other time, or on such other date as the parties may mutually agree upon (such date, the “Closing Date”).

ARTICLE III

CONSIDERATION; EXCHANGE PROCEDURES

3.01         Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:

(a)          Parent Common Stock. Each share of Parent Common Stock that is issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall be unchanged by the Merger.

(b)          Company Common Stock. Subject to Sections 3.04 and 3.06, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into, and shall be cancelled in exchange for, the right to receive 1.40 shares of Parent Common Stock pursuant to the terms and conditions set forth in this Agreement and the Plan of Merger (the “Exchange Ratio”). All shares of Company Common Stock converted pursuant to this Section 3.01 shall automatically be cancelled and retired and shall cease to exist as of the Effective Time.

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(c)          Bank Subsidiary Common Stock. Each share of common stock, $10.00 par value per share, of Bank Subsidiary that is issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist as of the Effective Time.

3.02         Exchange Procedures.

(a)          Mailing of Transmittal Material. As promptly as practicable after the Effective Date, and in no event later than five (5) Business Days thereafter, the Exchange Agent shall, and Parent shall cause the Exchange Agent to, mail or deliver to each holder of record of Company Common Stock a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such Certificate(s) theretofore representing shares of Company Common Stock shall pass, only upon proper delivery of such Certificate(s) to the Exchange Agent or transfer of Book-Entry Shares to the Exchange Agent and which shall have been approved in form by the Company) advising such holder of the procedure for surrendering to the Exchange Agent such Certificate(s) or Book-Entry Shares in exchange for the consideration to which such holder may be entitled pursuant to Section 3.01(b) hereof deliverable in respect thereof pursuant to this Agreement.

(b)          Parent Deliveries. At least one (1) Business Day prior to the Closing, for the benefit of the holders of Certificate(s) or Book-Entry Shares, Parent shall deliver to the Exchange Agent certificates, or at Parent’s option, evidence of shares in book-entry form, representing the number of shares of Parent Common Stock issuable to the holders of Company Common Stock and cash in lieu of fractional shares as the Merger Consideration in exchange for their Certificate(s) and Book-Entry Shares as provided in this Article III. The Exchange Agent shall not be entitled to vote or exercise any rights of ownership with respect to the shares of Parent Common Stock held by it from time to time hereunder, except that it shall receive and hold all dividends or other distributions paid or distributed with respect to such shares for the account of the Persons entitled thereto.

(c)          Exchange Agent Deliveries.

(i)          Upon the Closing, each holder of an outstanding Certificate(s) or Book-Entry Shares who has surrendered such Certificate(s) or Book-Entry Shares to the Exchange Agent will, upon acceptance thereof by the Exchange Agent, be entitled to evidence of issuance in book-entry form, or upon written request of such holder a certificate or certificates representing, the number of whole shares of Parent Common Stock into which the aggregate number of shares of Company Common Stock previously represented by such Certificate(s) or Book-Entry Shares surrendered shall have been converted pursuant to this Agreement and any other distribution theretofore paid after the Merger with respect to Parent Common Stock issuable in the Merger, in each case, without interest. The Exchange Agent shall accept such Certificate(s) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices.

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(ii)         If a holder of Company Common Stock surrenders its Certificate(s) and/or Book-Entry Shares and a properly executed letter of transmittal to the Exchange Agent, then Parent shall cause the Exchange Agent to promptly, but in no event later than five (5) Business Days following receipt of such Certificate(s) and/or Book-Entry Shares and properly executed letter of transmittal, deliver to such holder the Merger Consideration into which the shares of Company Common Stock represented thereby have been converted pursuant to Section 3.01(b).

(iii)        Each outstanding Certificate or Book-Entry Share which is not surrendered to the Exchange Agent in accordance with the procedures provided for herein shall, except as otherwise herein provided, until duly surrendered to the Exchange Agent, be deemed to evidence ownership of the number of shares of Parent Common Stock and the right to receive the amount of cash in lieu of fractional shares into which such Company Common Stock shall have been converted. After the Effective Time, there shall be no further transfer on the records of the Company of Certificate(s) or Book-Entry Shares and, if such Certificate(s) or Book-Entry Shares are presented to the Company for transfer, they shall be cancelled against delivery of certificates for Parent Common Stock and cash in lieu of fractional shares as hereinabove provided. No dividends which have been declared by Parent after the Merger will be remitted to any Person entitled to receive shares of Parent Common Stock under Section 3.01 until such Person surrenders the Certificate(s) or Book-Entry Shares representing Company Common Stock, at which time such dividends shall be remitted to such Person, without interest.

(d)          Lost or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration with respect to each share of Company Common Stock formerly represented by such Certificate.

(e)          Unclaimed Merger Consideration. Any portion of the shares of Parent Common Stock and cash delivered to the Exchange Agent by Parent pursuant to Section 3.02(b) that remains unclaimed by the stockholders of the Company for six (6) months after the Effective Time (as well as any proceeds from any investment thereof) shall be delivered by the Exchange Agent to Parent. Any stockholders of the Company who have not theretofore complied with Section 3.02(c) shall thereafter look only to Parent for the consideration deliverable in respect of each share of Company Common Stock such stockholder holds as determined pursuant to this Agreement without any interest thereon. If outstanding Certificate(s) or Book-Entry Shares representing shares of Company Common Stock are not surrendered or the payment for them is not claimed prior to the date on which such shares of Parent Common Stock or cash would otherwise escheat to any Governmental Authority, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable Law, become the property of Parent (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any Person previously entitled to such property. Neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of stock represented by any Certificate or Book-Entry Shares for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Parent and the Exchange Agent shall be entitled to rely upon the stock transfer books of the Company to establish the identity of those Persons entitled to receive the consideration specified in this Agreement, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any Certificate or Book-Entry Shares, Parent and the Exchange Agent shall be entitled to deposit any consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

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3.03         Rights as Stockholders. At the Effective Time, holders of Company Common Stock shall cease to be, and shall have no rights as, stockholders of the Company other than to receive the consideration provided under this Article III.

3.04         No Fractional Shares. Notwithstanding any other provision of this Agreement, neither certificates nor scrip for fractional shares of Parent Common Stock shall be issued in the Merger. Each holder of Company Common Stock who otherwise would have been entitled to a fraction of a share of Parent Common Stock (after taking into account all Certificate(s) or Book-Entry Shares surrendered by such holder) shall receive in lieu thereof cash (without interest) in an amount determined by multiplying the fractional share interest to which such holder would otherwise be entitled by the Parent Average Share Price, rounded to the nearest whole cent. No such holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

3.05         Appraisal Rights. In accordance with Section 13.1-730 of the VSCA, no appraisal rights shall be available to the holders of Company Common Stock in connection with the Merger or the other transactions contemplated by this Agreement.

3.06         Withholding Rights. Parent (through the Exchange Agent, if applicable) shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent is required under the Code or any state, local or foreign Tax law or regulation thereunder to deduct and withhold with respect to the making of such payment. Any amounts so withheld shall be treated for all purposes of this Agreement as having been paid to the holder of Company Common Stock in respect of which such deduction and withholding was made by Parent.

3.07         Stock Options and Stock Awards.

(a)          Each option to purchase shares of Company Common Stock (a “Company Stock Option”) granted under the Company Stock Plan, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, at the Effective Time, without any action on the part of the holder thereof, be converted into an obligation of Parent to pay (or cause to be paid), and a right of the holder of the Company Stock Option to receive, cash in an amount equal to the product of (i) the Parent Average Share Price multiplied by the Exchange Ratio minus the per share exercise price of such Company Stock Option, and (ii) the number of shares of Company Common Stock subject to such Company Stock Option. In the event that the product obtained by such calculation with respect to a Company Stock Option is zero or a negative number, then such Company Stock Option shall, immediately prior to the Effective Time, be cancelled for no consideration. The amount determined in accordance with the foregoing shall be paid to the applicable holder of a Company Stock Option as soon as reasonably practicable following the Effective Time and in no event later than thirty (30) days following the Effective Time.

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(b)          Each restricted stock award issued pursuant to the Company Stock Plan (a “Company Stock Award”) that is outstanding immediately before the Effective Time shall, at the Effective Time, vest in full and the restrictions thereon shall lapse in accordance with the agreement relating to such award, and, as of the Effective Time, each share of Company Common Stock that was formerly a Company Stock Award shall be entitled to receive the Merger Consideration in accordance with Article III.

3.08         Reservation of Shares. Prior to the Closing, the Parent Board shall reserve for issuance a sufficient number of shares of Parent Common Stock for the purpose of issuing its shares in exchange for shares of Company Common Stock in the Merger.

3.09         Changes in Company Common Stock or Parent Common Stock. Notwithstanding anything in this Agreement to the contrary, if, between the date of this Agreement and the Effective Time, the number of outstanding shares of Company Common Stock or Parent Common Stock shall have been changed into, or exchanged for, a different number of shares or a different class of shares, by reason of any stock dividend, subdivision, reclassification, recapitalization, stock split (including a reverse stock split), combination or exchange of shares, the Merger Consideration and any similarly dependent items, shall be correspondingly adjusted to provide the holders of Company Common Stock and other securities the same economic effect as contemplated by this Agreement prior to such event.

3.10         Tax Consequences. It is intended that, for U.S. federal income tax purposes, the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Code, and that this Agreement be, and is hereby adopted as, a plan of reorganization for purposes of Sections 354 and 361 of the Code.

ARTICLE IV

ACTIONS PENDING ACQUISITION

4.01         Conduct of Business Prior to the Effective Time. Except as Previously Disclosed, as expressly contemplated by or permitted by this Agreement, as required by applicable Law, or with the prior written consent of Parent (not to be unreasonably withheld), during the period from the date of this Agreement to the Effective Time, the Company and Bank Subsidiary shall:

(a)          Conduct their businesses in the ordinary and usual course consistent with past practice.

(b)          Use reasonable best efforts to maintain and preserve intact their business organizations and advantageous business relationships with customers, suppliers, Governmental Authorities and others having business dealings with them.

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(c)          Take no action which would reasonably be expected to adversely affect or materially delay (x) the receipt of any approvals of any Governmental Authorities required to consummate the transactions contemplated by this Agreement, (y) the status of the transactions contemplated hereby as a reorganization for purposes of Section 368(a) of the Code or (z) the consummation of the transactions contemplated by this Agreement.

(d)          Comply in all material respects with all statutes, laws, regulations, rules, ordinances, orders, decrees, consent agreements, examination reports and other federal, state and local governmental or regulatory directives applicable to the Company and Bank Subsidiary and the conduct of their businesses.

(e)          Cooperate fully with Parent to make Company and Bank Subsidiary employees available at reasonable times for training and/or transition and systems conversions planning prior to Closing, provided that such cooperation does not materially interfere with their duties with the Company or Bank Subsidiary.

4.02         Company Forbearances. During the period from the date of this Agreement to the Effective Time, except as Previously Disclosed, as expressly contemplated or permitted by this Agreement or as required by applicable Law, the Company or Bank Subsidiary shall not, without the prior written consent of Parent (not to be unreasonably withheld):

(a)          (i) Other than shares of Company Common Stock issuable upon exercise of Company Stock Options outstanding on the date hereof, issue, sell or otherwise permit to become outstanding, or dispose of or encumber or pledge, or authorize or propose the creation of, any additional shares of its stock or any securities or obligations convertible or exercisable for any shares of its stock or (ii) issue, grant, extend or modify any Rights to any Person to acquire any shares of its stock.

(b)          (i) Make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of its stock (cash or otherwise) or (ii) directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire any shares of its stock.

(c)          Sell, transfer, mortgage, encumber or otherwise dispose of or discontinue any of its assets, deposits, businesses or properties, except for sales, transfers, mortgages, encumbrances or other dispositions or discontinuances in the ordinary and usual course of business consistent with past practice, such as disposing of other real estate owned.

(d)          Acquire (other than by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary and usual course of business consistent with past practice and in a transaction that does not exceed $2,000,000) all or any portion of the assets, business, deposits or properties of, or ownership interests in, any other entity; except as permitted by Section 6.07, merge into any other Person or permit any other Person to merge into it, or consolidate with any other Person; acquire any assets, otherwise than in the ordinary and usual course of business (which ordinary and usual course of business is deemed to include new loans and investment securities) consistent with past practice and in a transaction that does not exceed $500,000, or as expressly required by this Agreement.

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(e)          Amend the Company Articles or the Company Bylaws, except as provided in Section 2.01(g).

(f)          Implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP or applicable regulatory accounting requirements.

(g)          (i) Increase in any manner the compensation or benefits of any of the directors, officers or employees of the Company or Bank Subsidiary, (ii) become a party to, establish, materially amend, commence participation in or terminate any stock option plan or other stock-based compensation plan or agreement, severance, termination, change in control, pension, retirement, profit-sharing, welfare benefit plan or other material employee benefit plan, or (iii) accelerate the vesting of or lapsing of restrictions with respect to any stock-based compensation or other long-term incentive compensation under any of the Company Benefit Plans, except (x) as required under applicable Law or the terms of any of the Company Benefit Plans, (y) for bonuses to employees, including non-executive officers, on or before October 1, 2014, consistent with past practices, but in no event shall the total of any such bonuses exceed the amounts currently being accrued in accordance with Bank Subsidiary’s annual operating budget, which such operating budget was previously provided to Parent, and (z) annual salary increases to employees, including non-executive officers, effective October 1, 2014, consistent with past practices, but in no event shall such annual salary increases, in the aggregate, be in excess of 4% of Bank Subsidiary’s current annual expenses for base salaries for all employees, on an aggregate basis.

(h)          (i) Commence any action or proceeding other than to enforce any obligation owed to the Company, (ii) settle any claim, action or proceeding, except any settlement involving amounts payable by the Company less than or equal to $50,000 or waive, compromise, assign, cancel or release any material rights or claims or (iii) agree or consent to the issuance of any injunction, decree, order or judgment restricting or otherwise affecting its business or operations.

(i)          Incur or guarantee any indebtedness for borrowed money other than in the ordinary and usual course of business consistent with past practice or repay any indebtedness for borrowed money owed to any Governmental Authority or the FHLB.

(j)          (i) Make, renew or otherwise modify any Loan to be held in portfolio other than Loans made or acquired in the ordinary and usual course of business consistent with past practice and that have (y) in the case of Loans secured other than by real estate that are originated in compliance with Bank Subsidiary’s internal loan policies, a principal balance not in excess of $250,000, and (z) in the case of any Loan secured by commercial real estate and any conforming residential real estate made to any borrower that is originated in compliance with Bank Subsidiary’s internal loan policies, a principal balance not in excess of $3,000,000; (ii) except in the ordinary and usual course of business, take any action that would result in any discretionary release of collateral or guarantees or otherwise restructure the respective amounts set forth in clause (i) above; (iii) enter into any Loan securitization or create any special purpose funding entity other than for purposes of collateralizing FHLB Advances; or (iv) enter into any loan participation agreement for the purchase or sale of any Loans the amount and type of which are specified in clause (i) above as requiring Parent’s consent, other than those loan participations approved by the Bank Subsidiary Board prior to the date of this Agreement, as disclosed on the Company’s Disclosure Schedule Section 4.02(j)(iv). In the event that Parent’s prior written consent is required pursuant to clause (i) above, Parent shall use its reasonable best efforts to provide such consent within one (1) Business Day of any request by Bank Subsidiary or the Company.

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(k)          Open, close or relocate any office, branch or banking facility, or acquire, establish or divest any banking or nonbanking facility, or file an application with any federal or other regulatory agency with respect to any of the foregoing.

(l)          Take, cause or permit the occurrence of any action, change or event which would render any of its representations and warranties contained herein untrue in any material respect.

(m)          Notwithstanding anything herein to the contrary, take, or willfully omit to take, any action that would reasonably be expected to result in any of the conditions to the Merger set forth in Article VII not being satisfied.

(n)          Enter into any new line of business, or change its lending, investment, asset/liability, management, risk management, deposit, or other material banking or operating policies, procedures and strategies in any material manner, or sell or acquire any investment securities in a transaction or series of transactions the result of which would have a material effect on its investment securities portfolio other than as is needed to meet the Qualified Thrift Lender requirements or other regulatory requirements.

(o)          Adopt, enter into or amend any employment, consulting, change in control, severance or other compensatory agreement, arrangement or policy with or with respect to any officer, employee or director.

(p)          Agree to take, make any commitment to take, or adopt any resolutions of the Company Board in support of, any of the actions prohibited by this Section 4.02.

4.03         Parent Forbearances. During the period from the date of this Agreement to the Effective Time, except as Previously Disclosed, as expressly contemplated or permitted by this Agreement or as required by applicable Law, Parent shall not, without the prior written consent of the Company (not to be unreasonably withheld):

(a)          (i) Other than shares of Parent Common Stock issuable upon exercise of Parent stock options outstanding on the date hereof and Permitted Issuances, issue, sell or otherwise permit to become outstanding, or dispose of or encumber or pledge, or authorize or propose the creation of, any additional shares of its stock or any securities or obligations convertible or exercisable for any shares of its stock or (ii) other than Permitted Issuances, grant, extend or modify any Rights to any Person to acquire any shares of its stock.

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(b)          Amend the Parent Articles or Parent Bylaws or similar governing documents of any of its Subsidiaries in a manner that would adversely affect the Company, the stockholders of Company or the transactions contemplated by this Agreement.

(c)          Notwithstanding anything herein to the contrary, take, or willfully omit to take, any action that would reasonably be expected to result in any of the conditions to the Merger set forth in Article VII not being satisfied.

(d)          Take any action that is intended to or would reasonably be expected to adversely affect or materially delay (x) the ability of Parent to obtain any necessary approvals of any Governmental Authority required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement, (y) the status of the transactions contemplated hereby as a reorganization for purposes of Section 368(a) of the Code or (z) the consummation of the transactions contemplated by this Agreement.

(e)          Agree to take, make any commitment to take, or adopt any resolutions of the Parent Board in support of, any of the actions prohibited by this Section 4.03.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

5.01         Disclosure Schedules. On or prior to the date hereof, Parent has delivered to the Company a schedule and the Company has delivered to Parent a schedule (each respectively, its “Disclosure Schedule”) setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 5.03 or 5.04 or to one or more of its covenants contained in Articles IV and VI; provided, however, that the mere inclusion of an item in a Disclosure Schedule as an exception to a representation or warranty shall not be deemed an admission by a party that such item represents a material exception or fact, event or circumstance or that, absent such inclusion in the Disclosure Schedule, such item is or would be reasonably likely to result in a Material Adverse Effect.

5.02         Standard. Except as set forth in the following sentence, solely for the purposes of determining whether the conditions set forth in Sections 7.02(a) or 7.03(a), as the case may be, have been satisfied (and without otherwise qualifying any representation or warranty made on the date hereof), no representation or warranty of the Company on the one hand or Parent on the other hand contained in Sections 5.03 or 5.04, respectively, shall be deemed untrue or incorrect for purposes of Sections 7.02(a) or 7.03(a), and no party hereto shall be deemed to have breached a representation or warranty for purposes of such Sections, as a consequence of the existence of any fact, event or circumstance unless such fact, circumstance or event, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty contained in Section 5.03 or 5.04, has had or is reasonably likely to have a Material Adverse Effect on the party making such representation or warranty, disregarding for these purposes (i) any qualification or exception for, or reference to, materiality in any such representation or warranty and (ii) any use of the terms “material,” “materially,” “in all material respects,” “Material Adverse Effect” or similar terms or phrases in any such representation or warranty. The foregoing standard shall not apply to representations and warranties contained in the first sentence of Section 5.03(a), Section 5.03(b) (other than inaccuracies that are de minimis in amount and effect), Section 5.03(e), Section 5.03(f)(ii)(B), Section 5.03(g)(iii), the first sentence of Section 5.04(a), Section 5.04(b) (other than inaccuracies that are de minimis in amount and effect), Section 5.04(e), Section 5.04(f)(ii)(B) and Section 5.04(g)(iii), which shall be true and correct in all respects.

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5.03         Representations and Warranties of the Company and Bank Subsidiary. Subject to Sections 5.01 and 5.02, the Company and Bank Subsidiary hereby represent and warrant to Parent:

(a)          Organization, Standing and Authority.

(i)          The Company is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Virginia. The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction where its ownership or leasing of property or assets or the conduct of its business requires it to be so licensed or qualified, except where the failure to be so licensed or qualified would not have nor reasonably be expected to have a Material Adverse Effect on the Company. The Company has in effect all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as now conducted. The copies of the Company Articles and the Company Bylaws which have previously been made available to Parent and publicly filed with the SEC are true, complete and correct copies of such documents as in effect on the date of this Agreement.

(ii)         Bank Subsidiary is duly organized, validly existing and in good standing under the laws of the United States of America and is duly qualified to do business and is in good standing in the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified. Bank Subsidiary has in effect all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as now conducted. The deposit accounts of Bank Subsidiary are insured by the FDIC in the manner and to the maximum extent provided by applicable law, and Bank Subsidiary has paid all deposit insurance premiums and assessments required by applicable laws and regulations. The copies of the Bank Subsidiary Charter and Bank Subsidiary Bylaws that have been made available to Parent are true, complete and correct copies of such documents as in effect on the date of this Agreement.

(b)          Capital Stock. The authorized capital stock of the Company consists of 75,000,000 shares of Company Common Stock, of which 11,781,475 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of Company Preferred Stock, of which none were issued and outstanding as of the date hereof. As of the date hereof, no shares of Company Common Stock were held in treasury by the Company or otherwise directly or indirectly owned by the Company. The outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding shares of Company Common Stock have been issued in violation of the preemptive rights of any Person. Section 5.03(b) of the Company’s Disclosure Schedule sets forth, as of the date hereof, for each Company Option, the name of the grantee, the date of the grant, the number of shares of Company Common Stock subject to each Company Option and the exercise or strike price per share. Except as set forth in the preceding sentence, there are no shares of Company Common Stock reserved for issuance, the Company does not have any Rights issued or outstanding with respect to Company Common Stock and the Company does not have any commitment to authorize, issue or sell any Company Common Stock or Rights. No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which stockholders of the Company may vote are outstanding.

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(c)          Subsidiaries.

(i)          Other than Bank Subsidiary and except as set forth in Section 5.03(c)(i) of the Company’s Disclosure Schedule, the Company does not have any Subsidiaries.

(ii)         (A) The Company owns, directly or indirectly, all the issued and outstanding Equity Securities of Bank Subsidiary, (B) no Equity Securities of Bank Subsidiary are or may become required to be issued (other than to the Company) by reason of any Right or otherwise, (C) there are no contracts, commitments, understandings or arrangements by which Bank Subsidiary is or may be bound to sell or otherwise transfer any of its Equity Securities (other than to the Company or any of its wholly owned Subsidiaries) and (D) there are no contracts, commitments, understandings, or arrangements relating to the Company’s right to vote or to dispose of such securities.

(iii)        Except (A) as set forth in Section 5.03(c)(iii) of the Company’s Disclosure Schedule, (B) for securities and other interests held in a fiduciary capacity and beneficially owned by third parties or taken in consideration of debts previously contracted and (C) Equity Securities held in the FHLB, the Company does not own beneficially, directly or indirectly, any Equity Securities or similar interests of any Person or any interest in a partnership or joint venture of any kind.

(iv)        No Subsidiary of the Company other than Bank Subsidiary is an “insured depository institution” as defined in the Federal Deposit Insurance Act, as amended, and the applicable regulations thereunder.

(d)          Corporate Power. Each of the Company and Bank Subsidiary has the corporate power and corporate authority to carry on its business as it is now being conducted and to own all its properties and assets. Each of the Company and Bank Subsidiary has the corporate power and corporate authority to execute, deliver and perform its respective obligations under this Agreement, and to consummate the Transaction, subject to the receipt of all necessary approvals of Governmental Authorities, the Company Stockholder Approvals and the approval of this Agreement by the sole stockholder of Bank Subsidiary.

(e)          Corporate Authority. Subject to receipt of the Company Stockholder Approvals and the approval of this Agreement by the sole stockholder of Bank Subsidiary, this Agreement and the Transaction have been authorized by all necessary corporate action of the Company, Company Board, Bank Subsidiary and Bank Subsidiary Board and will be authorized by all necessary corporate action of the sole stockholder of Bank Subsidiary. On the date hereof, the Company Board has recommended that stockholders of the Company approve this Agreement and the Company Articles Amendment and directed that such matters be submitted for consideration by the Company’s stockholders at the Company Meeting required by Section 6.02(a). Each of the Company and Bank Subsidiary has duly executed and delivered this Agreement and, assuming due authorization, execution and delivery by Parent, this Agreement is a valid and legally binding agreement of the Company and Bank Subsidiary, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).

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(f)          Regulatory Approvals; No Defaults.

(i)          Except for (A) the filing of any required applications, filings or notices with the FRB, the SCC and the OCC and approval of or non-objection to such applications, filings and notices (the “Regulatory Approvals”), (B) compliance with the applicable requirements of the Exchange Act and the Securities Act, including the filing with the SEC of the Joint Proxy Statement in definitive form relating to the Company Meeting and the transactions contemplated by this Agreement, (C) the filing of Articles of Merger with the SCC and Articles of Combination with the OCC, (D) the filing of Articles of Amendment with the SCC to effect the Company Articles Amendment, (E) any notices to or filings with the Small Business Administration, (F) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of the various states in connection with the issuance of shares of Parent Common Stock pursuant to this Agreement, (G) approval of listing the shares of Parent Common Stock to be issued pursuant to this Agreement on the NASDAQ Global Select Market, and (H) the consents and approvals of third parties that are not Governmental Authorities required to consummate the Merger, no consents or approvals of or notices to or filings with any Governmental Authority or other third party are necessary in connection with the execution and delivery of this Agreement and the consummation by the Company and Bank Subsidiary of the Merger and the other transactions contemplated by this Agreement. As of the date hereof, to the Knowledge of each of the Company and Bank Subsidiary, there is no reason why the requisite Regulatory Approvals would not be received on a timely basis.

(ii)         Subject to receipt, or the making, of the consents, approvals, waivers and filings referred to in the preceding paragraph and the expiration of related waiting periods, the execution, delivery and performance of this Agreement by the Company and Bank Subsidiary and the consummation of the Transaction do not and will not (A) constitute a breach or violation of, or a default under, or give rise to any Lien, any acceleration of remedies or any right of termination under, any law, code, ordinance, rule or regulation or any judgment, decree, injunction, order, governmental permit or license, or agreement, indenture or instrument of the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries or any of their respective properties is subject or bound, (B) constitute a breach or violation of, or a default under, the Company Articles or the Company Bylaws or under the articles of incorporation or bylaws (or similar governing documents) of any of the Company’s Subsidiaries or (C) require any consent or approval under any such law, code, ordinance, rule, regulation, judgment, decree, injunction, order, governmental permit or license, agreement, indenture or instrument, except with respect to clauses (A) and (C), for any such breaches, violations, defaults or other actions or consents or approvals which either individually or in the aggregate would not have a Material Adverse Effect.

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(g)          Financial Reports and Securities Documents; Material Adverse Effect.

(i)          The Company’s Annual Report on Form 10-K for the year ended September 30, 2013 and all other reports, registration statements, definitive proxy statements or information statements filed or to be filed by it subsequent to September 30, 2013 under the Securities Act, or under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act in the form filed or to be filed (collectively, the “Company Securities Documents”) with the SEC, as of the date filed or to be filed, (A) complied or will comply in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be, and (B) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that information as of a later date shall be deemed to modify information as of an earlier date; and each of the consolidated balance sheets contained in or incorporated by reference into any Company Securities Documents (including the related notes and schedules thereto) fairly presents, or will fairly present, the consolidated financial position of the Company and its Subsidiaries as of its date, and each of the consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in stockholders’ equity and consolidated statements of cash flows or equivalent statements in the Company Securities Documents (including any related notes and schedules thereto) fairly presents, or will fairly present, the consolidated income statements, consolidated statements of comprehensive income, consolidated statements of changes in stockholders’ equity and consolidated statements of cash flows, as the case may be, of the Company and its Subsidiaries for the periods to which they relate, in each case in accordance with GAAP consistently applied during the periods involved, except in each case as may be noted therein and subject, in the case of unaudited consolidated statements that are part of the Company Securities Documents, to normal year-end adjustments.

(ii)         Except as set forth on the audited consolidated balance sheet of the Company dated as of September 30, 2013, neither the Company nor its Subsidiaries has any material liability that would be required to be reflected on the consolidated balance sheet or in notes thereto prepared in accordance with GAAP, other than liabilities (A) incurred after September 30, 2013 in the ordinary course of business consistent with past practice or (B) incurred pursuant to or provided for in this Agreement.

(iii)        Since October 1, 2013, no event has occurred or circumstance arisen that, individually or taken together with all other facts, circumstances and events (described in any paragraph of this Section 5.03 or otherwise), has had or is reasonably likely to have a Material Adverse Effect with respect to the Company.

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(iv)        The records, systems, controls, data and information of the Company and its Subsidiaries are recorded, stored, maintained and operated under means that are under the exclusive ownership and direct control of the Company or its accountants, except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a Material Adverse Effect on the system of internal accounting controls described below in this Section 5.03(g)(iv). The Company and its Subsidiaries (A) have implemented and maintain disclosure controls and procedures reasonably designed and maintained to ensure that all information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports and (B) have disclosed, based on their most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of the Company Board (x) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. These disclosures were made in writing by management to the Company’s auditors and audit committee and a copy has previously been made available to Parent. The Company’s internal accounting controls are effective to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP.

(v)         Since January 1, 2011, (A) neither the Company nor, to the Knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or its Subsidiaries, has received any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or its internal accounting controls, including any material complaint, allegation, assertion or claim that the Company has engaged in questionable accounting or auditing practices, and (B) no attorney representing the Company, whether or not employed by the Company, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or its officers, directors, employees or agents to the Company Board or any committee thereof or, to the Knowledge of the Company, to any director or officer of the Company.

(h)          Legal Proceedings. No litigation, arbitration, claim or other proceeding before any court or Governmental Authority is pending against the Company or its Subsidiaries and, to the Company’s Knowledge, no such litigation, arbitration, claim or other proceeding has been threatened. Neither the Company nor any of its Subsidiaries nor any of their respective properties is a party to or subject to any order, judgment, decree or regulatory restriction that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect with respect to the Company. Since January 1, 2011, (i) there have been no subpoenas, written demands, or document requests received by the Company or any of its Subsidiaries from any Governmental Authority and (ii) no Governmental Authority has requested that the Company or any of its Subsidiaries enter into a settlement negotiation or tolling agreement with respect to any matter related to any such subpoena, written demand, or document request.

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(i)          Regulatory Matters.

(i)          Since January 1, 2011, the Company and each of its Subsidiaries has timely filed with the appropriate bank regulatory authorities in substantially correct form the monthly, quarterly and annual reports required to be filed under applicable Laws. In connection with the most recent examination of the Company and each of its Subsidiaries by the appropriate regulatory authorities, neither the Company nor any of its Subsidiaries was required to correct or change any action, procedure or proceeding which the Company believes in good faith has not now been corrected or changed, other than corrections or changes which, if not made, either individually or in the aggregate, would not have a Material Adverse Effect on the Company. As of their respective dates, such reports complied and will comply in all material respect with all the statutes, rules and regulations enforced or promulgated by the bank regulatory authority with which they were filed.

(ii)         Neither the Company nor any of its Subsidiaries nor any of any of their respective properties is a party to or is subject to any consent order, decree, directive, written agreement, memorandum of understanding, extraordinary supervisory letter or other similar enforcement action with, or a commitment letter, supervisory letter or board resolution to, any Governmental Authority.

(iii)        Neither the Company nor any of its Subsidiaries has been advised by any Governmental Authority that such Governmental Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, directive, agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission or any request for the adoption of any policy, procedure or board resolution.

(iv)        No Governmental Authority has initiated or has pending any proceeding, enforcement action or, to the Company’s Knowledge, investigation or inquiry into the business, operations, policies, practices or disclosures of the Company or any of its Subsidiaries (other than examinations conducted by a Governmental Authority in the ordinary course of the business of the Company or the applicable Subsidiary).

(v)         As of March 31, 2014, each of the Company and Bank Subsidiary is “well-capitalized” (as that term is defined in the relevant regulation of the institution’s primary federal bank regulator).

(j)           Compliance With Laws. The Company and each of its Subsidiaries hold all material licenses, franchises, permits, authorizations, orders and approvals of, and have made all filings, applications and registrations with, Governmental Authorities that are necessary to permit them to own or lease their properties and assets and for the lawful conduct of their respective businesses as presently conducted (and have paid all fees and assessments due and payable in connection therewith). Since January 1, 2011, the Company and each of its Subsidiaries have been in compliance in all material respects with, and have not been in default or violation in any material respect of, and none of them has been, to the Knowledge of the Company or Bank Subsidiary, under investigation with respect to, or threatened in writing to be charged with any violation of, any applicable Law, rule, regulation, judgment, order, statute, code, policy, guideline or agency requirement of or undertaking to or agreement with any Governmental Authority, and has not received notice from any Governmental Authority of competent jurisdiction of any defaults or violations of any applicable Law.

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(k)          CRA, Anti-Money Laundering, OFAC and Customer Information Security. Bank Subsidiary has received a rating of “Satisfactory” or better in its most recent examination or interim review with respect to the Community Reinvestment Act of 1997 (the “CRA”). The Company does not have Knowledge of any facts or circumstances that would cause Bank Subsidiary: (i) to be deemed not to be in satisfactory compliance in any material respect with the CRA, and the regulations promulgated thereunder, or to be assigned a rating for CRA purposes by federal bank regulators of lower than “Satisfactory”; or (ii) to be deemed to be operating in violation in any material respect of the Bank Secrecy Act, the USA PATRIOT Act, any order issued with respect to anti-money laundering by the U.S. Department of the Treasury’s Office of Foreign Assets Control, or any other applicable anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance in any material respect with the applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations, including without limitation, in Title V of the Gramm-Leach-Bliley Act of 1999 and the regulations promulgated thereunder, as well as the provisions of the information security program adopted by Bank Subsidiary. To the Knowledge of the Company, no non-public customer information has been disclosed to or accessed by an unauthorized third party in a manner which would cause either the Company or any of its Subsidiaries to undertake any remedial action. The Board of Directors of Bank Subsidiary (or where appropriate of any other Subsidiary of the Company) has adopted, and Bank Subsidiary (or such other Subsidiary of the Company) has implemented, an anti-money laundering program that contains adequate and appropriate customer identification verification procedures that comply with Section 326 of the USA PATRIOT Act and such anti-money laundering program meets the requirements in all material respects of Section 352 of the USA PATRIOT Act and the regulations thereunder, and Bank Subsidiary (or such other Subsidiary of the Company) has complied in all material respects with any requirements to file reports and other necessary documents as required by the USA PATRIOT Act and the regulations thereunder.

(l)          Material Contracts. Except as set forth in Section 5.03(l) of the Company’s Disclosure Schedule:

(i)          neither the Company nor any of its Subsidiaries is a party to, and no property or assets of the Company or any of its Subsidiaries is subject to, any contract, agreement, commitment, lease, sublease, license, arrangement, understanding or instrument (other than Loans) calling for payments in excess of $250,000 over the term of the contract or in any year (in respect of any agreement which is not a lease of real property or any amount in respect of a lease of real property) (each, a “Company Contract”);

(ii)         (A) each Company Contract is valid and binding on the Company or its applicable Subsidiary, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles), and is in full force and effect, (B) each of the Company and its Subsidiaries has duly performed in all material respects all obligations required to be performed by it prior to the date hereof under each Company Contract and (C) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of the Company or any Subsidiary under any such Company Contract or provide any other party thereto with the right to accelerate performance under or terminate such Company Contract; and

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(iii)        each Company Contract is assumable and assignable without consent of the other party thereto and does not contain any provision increasing or accelerating payments otherwise due, or changing or modifying the provisions or terms of such Company Contract as a result of this Agreement or the transactions contemplated hereby.

(m)          No Brokers. No action has been taken by the Company that would give rise to any valid claim against any party hereto for a brokerage commission, finder’s fee or other like payment with respect to the Transaction, other than a fee to be paid to Keefe Bruyette & Woods, Inc.

(n)          Labor Matters. Neither the Company nor its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract, or other agreement or understanding with a labor union or labor organization. To the Knowledge of the Company or Bank Subsidiary, there are no labor union organizing activities or labor union demands for recognition or certification, in each case, with respect to the employees of the Company or its Subsidiaries. Since January 1, 2011, there has been no actual or, to the Knowledge of the Company or Bank Subsidiary, threatened strikes, slowdowns or work stoppages by any employees of the Company or its Subsidiaries.

(o)          Employee Matters.

(i)          Section 5.03(o) of the Company’s Disclosure Schedule contains a true and complete list of each deferred compensation and each bonus or other incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement; each severance or termination pay, medical, surgical, hospitalization, life insurance and other “welfare” plan, fund or program (within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)); each profit-sharing, stock bonus, retirement or other “pension” plan, fund or program (within the meaning of Section 3(2) of ERISA); each employment, termination, change in control or severance agreement; and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Company or Bank Subsidiary, or by any trade or business, whether or not incorporated, that together with the Company or Bank Subsidiary would be deemed a “single employer” within the meaning of Section 4001(b) of ERISA (each an “ERISA Affiliate”), or to which the Company, Bank Subsidiary or any ERISA Affiliate is party, in each case for the benefit of any employee of the Company or Bank Subsidiary (the “Company Benefit Plans”).

(ii)         With respect to each Company Benefit Plan, the Company has heretofore made available to Parent copies of each of the following documents, as relevant: (A) a copy of the Company Benefit Plan and any amendments thereto; (B) a copy of the most recent annual report, actuarial report and summary plan description; (C) any trust or other funding agreement and the latest financial statements thereof; and (D) the most recent determination letter received from the Internal Revenue Service with respect to each Company Benefit Plan intended to qualify under Section 401 of the Code.

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(iii)        No liability under Title IV or Section 302 of ERISA has been incurred by the Company, Bank Subsidiary and/or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to the Company, Bank Subsidiary or any ERISA Affiliate of incurring any such liability, other than liability for premiums due the Pension Benefit Guaranty Corporation (which premiums have been paid when due). This representation is made with respect to any employee benefit plan, program, agreement or arrangement subject to Title IV of ERISA to which the Company, Bank Subsidiary and/or any ERISA Affiliate made, or was required to make, contributions during the six-year period ending on the last day of the most recent plan year ended prior to the Closing Date.

(iv)        Each Company Benefit Plan has been operated and administered in all material respects in accordance with its terms and applicable law. Each Company Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code is the subject of a currently effective determination letter stating that it is so qualified. All contributions required to be made with respect to any Company Benefit Plan on or prior to the Closing Date have been timely made.

(v)         No Company Benefit Plan is a “multiemployer pension plan,” as defined in Section 3(37) of ERISA.

(vi)        There are no pending, threatened or anticipated claims by or on behalf of any Company Benefit Plan, by any employee or beneficiary covered under any such Company Benefit Plan, or otherwise involving any such Company Benefit Plan (other than routine claims for benefits) which could reasonably be expected to result in any material liability of the Company or Bank Subsidiary to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor, any participant in a Company Benefit Plan, or any other party.

(vii)       Each Company Benefit Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) and any award thereunder, in each case that is subject to Section 409A of the Code, has (i) since January 1, 2005, been maintained and operated, in all material respects, in good faith compliance with Section 409A of the Code and IRS Notice 2005-1 and (ii) since January 1, 2009, been in all material respects, in documentary and operational compliance with Section 409A of the Code.

(p)          Taxes and Tax Returns.

(i)          (A) Each of the Company and its Subsidiaries has timely filed (including all applicable extensions) all Tax Returns required to be filed by it and all such Tax Returns are accurate and complete; (B) each of the Company and its Subsidiaries has paid all Taxes required to be paid by it other than Taxes that are being contested in good faith by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP; (C) there are no disputes pending, or written claims asserted, for Taxes or assessments upon the Company; (D) neither the Company nor any of its Subsidiaries has liability for Taxes of any other Person under Treasury Regulation Section 1.1502-6 (or any comparable provision of law), as a transferee or successor, by contract, or otherwise; and (E) each of the Company and its Subsidiaries has complied with all applicable laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any comparable provision of any state, local or foreign laws) and have, within the time and in the manner prescribed by applicable law, withheld from and paid over all amounts required to be so withheld and paid to the relevant taxing authority under applicable laws.

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(ii)         Neither the Company nor its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement.

(iii)        There are no Liens for Taxes on any of the assets of the Company or its Subsidiaries other than Liens for Taxes that are either (A) not yet due and payable and not subject to penalties for nonpayment or (B) being contested in good faith by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP.

(iv)        Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying under Section 355 of the Code (A) in the two (2) years prior to the date hereof or (B) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

(q)          Loans; Nonperforming and Classified Assets.

(i)          Each Loan on the books and records of the Company or any of its Subsidiaries was made and has been serviced in all material respects in accordance with their respective lending standards, consistent with past practice and in the ordinary course of business and is (A) evidenced by notes, agreements or evidences of indebtedness which are true, genuine and what they purport to be; (B) to the extent secured, secured by valid liens and security interests which have been perfected; and (C) the legal, valid and binding obligation of the obligor and any guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and no defense, offset or counterclaim has been asserted with respect to any such loan which if successful could have a Material Adverse Effect.

(ii)         The allowance for loan losses reflected in the Company’s audited financial statements at September 30, 2013 was, and the allowance for loan losses shown on the Company Securities Documents as of any date subsequent to September 30, 2013, in the opinion of management, was or will be adequate as of the dates thereof based upon the Company and Bank Subsidiary’s plans and intentions for collecting on loans for which an allowance has been established-.

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(r)          Properties. Each of the Company and its Subsidiaries has good and indefeasible title, free and clear of all Liens, to all of the material properties and assets, real and personal, reflected on the balance sheet of the Company as of September 30, 2013 or acquired after such date, other than properties sold by the Company or its Subsidiaries after such date, except (i) Liens for current taxes and assessments not yet due or payable for which adequate reserves have been established, (ii) pledges to secure deposits incurred in the ordinary course of its banking business consistent with past practice or, (iii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent. All real and personal property which is material to the Company’s and its Subsidiaries’ respective businesses and leased or licensed by the Company or its Subsidiaries is held pursuant to leases or licenses which are valid obligations of the Company and its Subsidiaries, as applicable, and, to the Company’s and Bank Subsidiary’s Knowledge, are valid and binding obligations of the other parties thereto, enforceable against the Company and each of its Subsidiaries, and to the Company’s and Bank Subsidiary’s Knowledge, the other parties thereto, in accordance with their terms (in each case, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditor’s rights or by general equity principles), and there is not, under any of such leases, any existing material default by the Company or any event which with notice, lapse of time or both would constitute a material default by the Company. Section 5.03(r) of the Company’s Disclosure Schedule sets forth a complete list of all real estate owned or leased by the Company (including real estate acquired by means of foreclosure, transfer in lieu of foreclosure or by exercise of any creditor’s right), and all individual items of personal property having a current book value in excess of $100,000.

(s)          Intellectual Property.

(i)          (A) To the Knowledge of the Company and Bank Subsidiary, the Company and each of its Subsidiaries has a right to use all Company Intellectual Property (as defined below), (B) to the Knowledge of the Company and Bank Subsidiary, Company Intellectual Property constitutes all of the Intellectual Property necessary to carry on the respective businesses of the Company and its Subsidiaries as currently conducted, (C) Company Intellectual Property owned by the Company or its Subsidiaries, and to the Knowledge of the Company and Bank Subsidiary, all other Company Intellectual Property, is valid and subsisting, and (D) to the Knowledge of the Company and Bank Subsidiary, the conduct of the respective businesses of the Company and its Subsidiaries does not violate, misappropriate or infringe upon the Intellectual Property rights of any third party, and neither the Company nor its Subsidiaries has received notice alleging any such violation, misappropriation or infringement.

(ii)         For purposes of this Agreement, the term “Intellectual Property” means (A) trademarks, service marks, trade names, Internet domain names and logos, together with all registrations and applications related to the foregoing; (B) patents (including any applications therefor); (C) copyrights and designs (including any registrations and applications for any of the foregoing); (D) trade secrets and other confidential proprietary information, methods and processes; and (E) rights in computer programs, whether in source code or object code form (including any and all software implementation of algorithms, models and methodologies), databases and compilations (including any and all data and collections of data). For purposes of this Agreement, the term “Company Intellectual Property” means the Intellectual Property used in, and is material to, the conduct of the respective businesses of the Company and each of its Subsidiaries.

(t)          Insurance. The Company and each of its Subsidiaries is insured with reputable insurers against such risks and in such amounts as the management of the Company and Bank Subsidiary reasonably has determined to be prudent and consistent with industry practice. All policies of insurance maintained by the Company, including the identity of the carrier, type of coverage, policy limits, expiration, and claims made within the past three (3) years, are set forth in Section 5.03(t) of the Company’s Disclosure Schedule. Each of the Company and its Subsidiaries is in compliance with its respective insurance policies and is not in default under any of the terms thereof, and each such policy is outstanding and in full force and effect. Except for policies insuring against potential liabilities of officers, directors and employees of the Company or its Subsidiaries, the Company and its Subsidiaries are the sole beneficiary of such policies, and all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion.

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(u)          Environmental Liability.

(i)          The Company and, to the Company’s Knowledge (except as set forth in written third party environmental reports included in the relevant loan documentation regarding real property securing a Loan made in the ordinary course of business to a third party that is not an Affiliate of the Company), any property in which the Company holds a security interest, is in material compliance with all local, state or federal environmental, health or safety Laws, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (all such laws, “Environmental Laws”).

(ii)         There are no legal, administrative, arbitral or other proceedings, claims or actions pending, or, to the Knowledge of Company, threatened against the Company, nor are there governmental or third party environmental investigations or remediation activities or governmental investigations that seek to impose or that could reasonably be expected to result in the imposition on the Company of any liability or obligation arising under any Environmental Law, which liability or obligation would reasonably be expected to, individually or in the aggregate, be material to the Company. To the Knowledge of the Company, there is no reasonable basis for any such proceeding, claim, action or governmental investigation that would impose any liability or obligation that would be or would reasonably be expected to be, individually or in the aggregate, material to the Company.

(iii)        Except as set forth in written third party environmental reports included in the relevant loan documentation regarding real property securing a Loan made in the ordinary course of business to a third party that is not an Affiliate of Company, to the Knowledge of Company, during or prior to the period of (A) the Company’s ownership or operation of any property, (B) the Company’s participation in the management of any property or (C) the Company’s holding of a security interest or other interest in any property, there were no releases or threatened releases of hazardous, toxic, radioactive or dangerous materials or other materials regulated under Environmental Laws in, on, under or affecting any such property that would reasonably be expected to be, individually or in the aggregate, material to the Company.

(iv)        The Company is not subject to any agreement, order, judgment or decree by or with any court, governmental authority, regulatory agency or third party imposing any liability or obligation with respect to the foregoing. There has been no written third party environmental site assessment conducted since January 1, 2011 assessing the presence of hazardous materials located on any property owned or leased by Company that is within the possession or control of Company and its Affiliates as of the date of this Agreement that has not been delivered to Parent prior to the date of this Agreement.

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(v)         Transactions With Affiliates. All “covered transactions” between the Company and an “affiliate” within the meaning of Sections 23A and 23B of the Federal Reserve Act have been in compliance with such provisions.

(w)          Required Vote. The affirmative vote of the holders of a majority of all the votes entitled to be cast thereon is necessary to approve this Agreement, the Company Articles Amendment and the Transaction on behalf of the Company. No other vote of the stockholders of the Company is required by the VSCA, the Company Articles, the Company Bylaws or otherwise to approve this Agreement and the Transaction.

(x)          Fairness Opinion. The Company Board has received the opinion (which, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date), of Keefe, Bruyette & Woods, Inc., to the effect that as of the date of such opinion, and based upon and subject to the factors and assumptions set forth therein, the Exchange Ratio is fair from a financial point of view to the holders of Company Common Stock.

(y)          Tax Treatment. Neither the Company nor Bank Subsidiary has taken or agreed to take any action, and does not have any Knowledge of any fact or circumstance, that would prevent the Merger from qualifying as a “reorganization” under Section 368(a) of the Code.

(z)          Anti-Takeover Provisions. The Company has taken all required actions to exempt it, Bank Subsidiary, Parent, this Agreement, the Merger and the other transactions contemplated hereby, from any provisions of an antitakeover nature contained in its organizational documents or the provisions of any federal or state “antitakeover,” “fair price,” “moratorium,” “affiliate transaction”, “control share acquisition” or similar laws or regulations.

(aa)         Joint Proxy Statement, Etc. None of the information supplied or to be supplied by, and relating to the Company for inclusion, or included, in (i) the Joint Proxy Statement; (ii) any other documents to be filed with any Governmental Authority in connection with the transactions contemplated hereby; or (iii) any other filing under the Securities Act or the Exchange Act filed by Parent prior to the Effective Time which requires inclusion of information regarding the Company, will, at the respective times such information is supplied or such documents are filed or mailed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading. All documents which the Company is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable law.

(bb)         ESOP Matters.

(i)          The ESOP Trust was validly authorized and established in accordance with all applicable laws, regulations, and rulings. The ESOP Trust is a trust duly formed in accordance with the laws of the State of Maine. The ESOP Trustee has been duly appointed by the Company to serve as the trustee of the ESOP Trust.

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(ii)         Except as set forth in Section 5.03(bb)(ii) of the Company’s Disclosure Schedule, the ESOP is now and has been at all times since its inception, in form, an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA, which, in form, qualifies under Section 401(a) of the Code. The ESOP Trust is now and has at all times since inception been, qualified under Section 501(a) of the Code. The shares of Company Common Stock held by the ESOP Trust constitute “employer securities,” as defined in Section 409(l) of the Code, and “qualifying employer securities,” as defined in Section 407(d)(5) of ERISA.

(iii)        Since January 1, 2011, the ESOP complies, and has been administered and operated in compliance, in all material respects, in accordance with its terms and all provisions of applicable Law. Since January 1, 2011, all amendments and actions required to bring the ESOP into conformity in all material respects with all of the applicable provisions of the Code, ERISA and other applicable laws have been made or taken except to the extent that such amendments or actions are not required by law to be made or taken until a date after the Effective Time and as disclosed on Section 5.03(bb)(iii) of the Company’s Disclosure Schedule. Since January 1, 2011, no individual who has performed services for the Company has been improperly excluded from participation in the ESOP. As of the Closing Date, neither the Company nor any participant in the ESOP is or may be subject to liability by reason of Section 4979A of the Code.

(iv)        Neither the Company nor any “party in interest” or “disqualified person” with respect to the ESOP has engaged in a nonexempt “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 of ERISA. No fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of the ESOP. The transactions contemplated by this Agreement and all prior transactions involving the ESOP, do not constitute transactions which would subject any such party to either a civil penalty assessed pursuant to part 502(i) of ERISA or the tax or penalty on prohibited transactions imposed by Section 4975 of the Code.

(v)         Except as disclosed on Section 5.03(bb)(v) of the Company’s Disclosure Schedule, there is no existing indebtedness of the ESOP, the ESOP Trust or the Company relating to the ESOP.

(vi)        Section 5.03(bb)(vi) of the Company’s Disclosure Schedule sets forth any documents that provide for indemnification of the ESOP Trustee and all other fiduciaries of the ESOP or such fiduciaries’ financial advisors in connection with any prior transactions involving the ESOP or the Transaction.

(vii)       Except as set forth in Section 5.03(bb)(vii) of the Company’s Disclosure Schedule, the Company has made available to Parent the ESOP and the trust agreement, as well as true and complete copies of ESOP contributions and allocation schedules, ESOP voting procedures, account diversification documentation, distribution forms and notices, committee and trustee minutes and consents, and nondiscrimination tests for 2011 and each subsequent year.

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(viii)      As of the Effective Time, with respect to the ESOP, (i) the ESOP Trustee and the Company will have properly discharged their respective duties under the Plan, the Code, and other applicable law regarding the ESOP participants’ rights to consider, vote upon or otherwise instruct the ESOP Trustee on the transactions contemplated hereby; and (ii) the ESOP Trustee and the Company will have properly discharged their respective fiduciary duties with respect to all material aspects of the establishment and operation of the ESOP, including but not limited to, valuing the Company Common Stock and making participant distributions.

(ix)         No shares of Company Common Stock owned by the ESOP were acquired by the ESOP in a transaction pursuant to Section 1042 of the Code. All Company contributions to the ESOP were deductible under Section 404 of the Code for the year made. Except as disclosed on Section 5.03(bb)(ix) of the Company’s Disclosure Schedule, none of the shares of Company Common Stock held by the ESOP were acquired with the proceeds of any loan made or guaranteed by the seller of such securities, the Company or any ERISA Affiliate of the Company.

(x)          Since January 1, 2011, the Company and the ESOP have complied with the voting requirements of Section 409(e) of the Code. Neither the execution, delivery and performance of this Agreement and any ancillary documents, nor the consummation of the Transaction will conflict with, result in a breach of or constitute a default under or violate any provision of the ESOP or ESOP Trust, or any other agreement to which the ESOP is a party, including, without limitation, any loan agreement or any provision of Company Articles or Company Bylaws. There is no pending or threatened claim against the Company by the ESOP, or the ESOP Trustee, and no claim pending, or to the Knowledge of the Company, threatened claim against the ESOP, the ESOP Trustee or the Company with respect to the ESOP by any of its participants. To the Knowledge of the Company, neither the ESOP nor the ESOP participants have any basis for any claim against the Company or the ESOP Trustee.

(cc)         No Other Representations or Warranties. Except for the representations and warranties contained in this Section 5.03, none of the Company, Bank Subsidiary nor any other Person on behalf of them makes any other express or implied representation or warranty with respect to the Company or its Subsidiaries or with respect to any other information provided to Parent in connection with the transactions contemplated hereunder. None of the Company, Bank Subsidiary nor any other Person will have or be subject to any liability or indemnification obligation to Parent or any other Person resulting from the distribution to Parent, or Parent’s use of, any such information, including any information, documents, projections, forecasts of other material made available to Parent in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, unless any such information is expressly included in a representation or warranty contained in this Section 5.03. Each of the Company and Bank Subsidiary acknowledges that Parent does not make any representations or warranties except for the representations and warranties contained in Section 5.04.

5.04         Representations and Warranties of Parent. Subject to Sections 5.01 and 5.02, Parent hereby represents and warrants to the Company and Bank Subsidiary:

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(a)          Organization, Standing and Authority. Parent is duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. Parent is duly licensed or qualified to do business and is in good standing in each jurisdiction where its ownership or leasing of property or assets or the conduct of its business requires it to be so licensed or qualified, except where the failure to be so licensed or qualified would not have nor reasonably be expected to have a Material Adverse Effect on Parent. Parent has in effect all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as now conducted. The deposit accounts of Parent are insured by the FDIC in the manner and to the maximum extent provided by applicable law, and Parent has paid all deposit insurance premiums and assessments required by applicable laws and regulations. The copies of the Parent Articles and Parent Bylaws that have been made available to the Company and publicly filed with the FDIC are true, complete and correct copies of such documents as in effect on the date of this Agreement.

(b)          Parent Capital Stock.

(i)          As of the date hereof, the authorized capital stock of Parent consists of 90,000,000 shares of Parent Common Stock, of which 35,516,140 shares were issued and outstanding as of the close of business on June 30, 2014, and 2,000,000 shares of Parent Preferred Stock, of which 76,458 shares were issued and outstanding as of the date hereof as Senior Non-Cumulative Perpetual Preferred Stock, Series C. The outstanding shares of Parent Common Stock and Parent Preferred Stock have been duly authorized and validly issued and are fully paid and non-assessable, and none of the shares of Parent Common Stock or Parent Preferred Stock have been issued in violation of the preemptive rights of any Person. As of the date hereof, there are no Rights authorized, issued or outstanding with respect to the capital stock of Parent and Parent does not have any commitment to authorize, issue or sell any Parent Common Stock, Parent Preferred Stock or Rights, except for shares issuable by virtue of this Agreement or as contemplated by the Parent Benefit Plans or by Parent’s Stock Purchase and Dividend Reinvestment Plan. No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which stockholders of Parent may vote are outstanding.

(ii)         The shares of Parent Common Stock to be issued in exchange for shares of Company Common Stock in the Merger, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and the issuance thereof is not subject to any preemptive right.

(c)          Subsidiaries. Except as set forth on Section 5.04(c) of Parent’s Disclosure Schedule, Parent does not have any Subsidiaries. No Subsidiary of Parent is an “insured depository institution” as defined in the Federal Deposit Insurance Act, as amended, and the applicable regulations thereunder.

(d)          Corporate Power. Parent has the corporate power and corporate authority to carry on its business as it is now being conducted and to own all its properties and assets. Parent has the corporate power and corporate authority to execute, deliver and perform its obligations under this Agreement, and to consummate the Transaction, subject to the receipt of all necessary approvals of Governmental Authorities and the Parent Stockholder Approval.

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(e)          Corporate Authority. Subject to the receipt of the Parent Stockholder Approval, this Agreement and the Transaction have been authorized by all necessary corporate action of Parent and the Parent Board. On the date hereof, the Parent Board has recommended that stockholders of Parent approve this Agreement and directed that such matter be submitted for consideration by Parent’s stockholders at the Parent Meeting required by Section 6.02(b). This Agreement has been duly executed and delivered by Parent and, assuming due authorization, execution and delivery by the Company and Bank Subsidiary, this Agreement is a valid and legally binding agreement of Parent, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).

(f)          Regulatory Approvals; No Defaults.

(i)          Except for (A) the Regulatory Approvals, (B) compliance with the applicable requirements of the Exchange Act and the Securities Act, including the filing with the FDIC of the Joint Proxy Statement in definitive form relating to the Parent Meeting and the transactions contemplated by this Agreement, (C) the filing of Articles of Merger with the SCC and Articles of Combination with the OCC, (D) any notices to or filings with the Small Business Administration, (E) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of the various states in connection with the issuance of shares of Parent Common Stock pursuant to this Agreement, (F) approval of listing the shares of Parent Common Stock to be issued pursuant to this Agreement on the NASDAQ Global Select Market, and (G) the consents and approvals of third parties that are not Governmental Authorities required to consummate the Merger, no consents or approvals of or notices to or filings with any Governmental Authority or other third party are necessary in connection with the execution and delivery of this Agreement and the consummation by Parent of the Merger and the other transactions contemplated by this Agreement. As of the date hereof, to the Knowledge of Parent, there is no reason why the requisite Regulatory Approvals would not be received on a timely basis.

(ii)         Subject to receipt, or the making, of the consents, approvals, waivers and filings referred to in the preceding paragraph and the expiration of related waiting periods, the execution, delivery and performance of this Agreement by Parent and the consummation of the Transaction do not and will not (A) constitute a breach or violation of, or a default under, or give rise to any Lien, any acceleration of remedies or any right of termination under, any law, code, ordinance, rule or regulation or any judgment, decree, injunction, order, governmental permit or license, or agreement, indenture or instrument of Parent or of any of its Subsidiaries or to which Parent or any of its Subsidiaries or any of their respective properties is subject or bound, (B) constitute a breach or violation of, or a default under, the Parent Articles or Parent Bylaws or under the articles of incorporation or bylaws (or similar governing documents) of any of Parent’s Subsidiaries or (C) require any consent or approval under any such law, code, ordinance, rule, regulation, judgment, decree, injunction, order, governmental permit or license, agreement, indenture or instrument, except with respect to clauses (A) and (C), for any such breaches, violations, defaults or other actions or consents or approvals which either individually or in the aggregate would not have a Material Adverse Effect.

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(g)          Financial Reports and Securities Documents; Material Adverse Effect.

(i)          Parent’s Annual Report on Form 10-K for the year ended December 31, 2013 and all other reports, definitive proxy statements or information statements filed or to be filed by it subsequent to December 31, 2013 under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act in the form filed or to be filed (collectively, the “Parent Securities Documents”) with the FDIC, as of the date filed or to be filed, (A) complied or will comply in all material respects as to form with the applicable requirements under the Exchange Act and (B) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that information as of a later date shall be deemed to modify information as of an earlier date; and each of the consolidated statements of financial condition contained in or incorporated by reference into any Parent Securities Documents (including the related notes and schedules thereto) fairly presents, or will fairly present, the consolidated financial position of Parent and its Subsidiaries as of its date, and each of the consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of cash flow and consolidated statements of equity or equivalent statements in the Parent Securities Documents (including any related notes and schedules thereto) fairly presents, or will fairly present, the consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of cash flow and consolidated statements of equity or equivalent statements, as the case may be, of Parent and its Subsidiaries for the periods to which they relate, in each case in accordance with GAAP consistently applied during the periods involved, except in each case as may be noted therein and subject, in the case of unaudited consolidated statements that are part of the Parent Securities Documents, to normal year-end adjustments.

(ii)         Except as set forth on the audited consolidated balance sheet of Parent dated as of December 31, 2013, neither Parent nor its Subsidiaries has any material liability that would be required to be reflected on a statement of financial condition or in notes thereto prepared in accordance with GAAP, other than liabilities (A) incurred after December 31, 2013 in the ordinary course of business consistent with past practice or (B) incurred pursuant to or provided for in this Agreement.

(iii)        Since January 1, 2014, no event has occurred or circumstance arisen that, individually or taken together with all other facts, circumstances and events (described in any paragraph of this Section 5.04 or otherwise), has had or is reasonably likely to have a Material Adverse Effect with respect to Parent.

(iv)        The records, systems, controls, data and information of Parent and its Subsidiaries are recorded, stored, maintained and operated under means that are under the exclusive ownership and direct control of Parent or its accountants, except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a Material Adverse Effect on the system of internal accounting controls described below in this Section 5.04(g)(iv). Parent and its Subsidiaries (A) have implemented and maintain disclosure controls and procedures reasonably designed and maintained to ensure that all information required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of Parent required under the Exchange Act with respect to such reports and (B) have disclosed, based on their most recent evaluation prior to the date hereof, to Parent’s outside auditors and the audit committee of Parent Board (x) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in Parent’s internal controls over financial reporting. These disclosures were made in writing by management to Parent’s auditors and audit committee and a copy has previously been made available to the Company. Parent’s internal accounting controls are effective to provide reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of Parent’s financial statements for external purposes in accordance with GAAP.

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(v)         Since January 1, 2011, (A) neither Parent nor, to the Knowledge of Parent, any director, officer, employee, auditor, accountant or representative of Parent or its Subsidiaries, has received any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or its internal accounting controls, including any material complaint, allegation, assertion or claim that Parent has engaged in questionable accounting or auditing practices, and (B) no attorney representing Parent, whether or not employed by Parent, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Parent or its officers, directors, employees or agents to Parent Board or any committee thereof or, to the Knowledge of Parent, to any director or officer of Parent.

(h)          Legal Proceedings. No litigation, arbitration, claim or other proceeding before any court or Governmental Authority is pending against Parent or its Subsidiaries and, to Parent’s Knowledge, no such litigation, arbitration, claim or other proceeding has been threatened. Neither Parent nor any of its Subsidiaries nor any of their respective properties is a party to or subject to any order, judgment, decree or regulatory restriction that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect with respect to Parent. Since January 1, 2011, (i) there have been no subpoenas, written demands, or document requests received by Parent or any of its Subsidiaries from any Governmental Authority except as disclosed on Section 5.04(h) of Parent’s Disclosure Schedule and (ii) no Governmental Authority has requested that Parent or any of its Subsidiaries enter into a settlement negotiation or tolling agreement with respect to any matter related to any such subpoena, written demand, or document request.

(i)           Regulatory Matters.

(i)          Since January 1, 2011, Parent and each of its Subsidiaries has timely filed with the appropriate bank regulatory authorities in substantially correct form the monthly, quarterly and annual reports required to be filed under applicable Laws. In connection with the most recent examination of Parent and each of its Subsidiaries by the appropriate regulatory authorities, neither Parent nor any of its Subsidiaries was required to correct or change any action, procedure or proceeding which Parent believes in good faith has not now been corrected or changed, other than corrections or changes which, if not made, either individually or in the aggregate, would not have a Material Adverse Effect on Parent. As of their respective dates, such reports complied and will comply in all material respect with all the statutes, rules and regulations enforced or promulgated by the bank regulatory authority with which they were filed.

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(ii)         Neither Parent nor any of its Subsidiaries nor any of any of their respective properties is a party to or is subject to any consent, order, decree, directive, written agreement, memorandum of understanding, extraordinary supervisory letter or other similar enforcement action with, or a commitment letter, supervisory letter or board resolution to, any Governmental Authority.

(iii)        Neither Parent nor any of its Subsidiaries has been advised by any Governmental Authority that such Governmental Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, directive, agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission or any request for the adoption of any policy, procedure or board resolution.

(iv)        No Governmental Authority has initiated since January 1, 2011 or has pending any proceeding, enforcement action or, to Parent’s Knowledge, investigation or inquiry into the business, operations, policies, practices or disclosures of Parent or any of its Subsidiaries (other than examinations conducted by a Governmental Authority in the ordinary course of the business of Parent or the applicable Subsidiary).

(v)         As of March 31, 2014, Parent is “well-capitalized” (as that term is defined in the relevant regulation of the institution’s primary federal bank regulator).

(vi)        Parent has sufficient capital and liquidity to complete the Merger and fund the cash portion of the Merger Consideration to be paid in lieu of issuing fractional shares.

(j)           Compliance With Laws. Parent and each of its Subsidiaries hold all material licenses, franchises, permits, authorizations, orders and approvals of, and have made all filings, applications and registrations with, Governmental Authorities that are necessary to permit them to own or lease their properties and assets and for the lawful conduct of their respective businesses as presently conducted (and have paid all fees and assessments due and payable in connection therewith). Since January 1, 2011, Parent and each of its Subsidiaries have been in compliance in all material respects with, and have not been in default or violation in any material respect of, and none of them has been, to the Knowledge of Parent, under investigation with respect to, or threatened in writing to be charged with any violation of, any applicable Law, rule, regulation, judgment, order, statute, code, policy, guideline or agency requirement of or undertaking to or agreement with any Governmental Authority, and has not received notice from any Governmental Authority of competent jurisdiction of any defaults or violations of any applicable Law.

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(k)          CRA, Anti-Money Laundering, OFAC and Customer Information Security. Parent has received a rating of “Satisfactory” or better in its most recent examination or interim review with respect to the CRA. Parent does not have Knowledge of any facts or circumstances that would cause Parent: (i) to be deemed not to be in satisfactory compliance in any material respect with the CRA, and the regulations promulgated thereunder, or to be assigned a rating for CRA purposes by federal bank regulators of lower than “Satisfactory”; or (ii) to be deemed to be operating in violation in any material respect of the Bank Secrecy Act, the USA PATRIOT Act, any order issued with respect to anti-money laundering by the U.S. Department of the Treasury’s Office of Foreign Assets Control, or any other applicable anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance in any material respect with the applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations, including without limitation, in Title V of the Gramm-Leach-Bliley Act of 1999 and the regulations promulgated thereunder, as well as the provisions of the information security program adopted by Parent. To the Knowledge of Parent, no non-public customer information has been disclosed to or accessed by an unauthorized third party in a manner which would cause either Parent or any of its Subsidiaries to undertake any remedial action. The Board of Directors of Parent (or where appropriate of any Subsidiary of Parent) has adopted, and Parent (or such Subsidiary of Parent) has implemented, an anti-money laundering program that contains adequate and appropriate customer identification verification procedures that comply with Section 326 of the USA PATRIOT Act and such anti-money laundering program meets the requirements in all material respects of Section 352 of the USA PATRIOT Act and the regulations thereunder, and Parent (or such Subsidiary of Parent) has complied in all material respects with any requirements to file reports and other necessary documents as required by the USA PATRIOT Act and the regulations thereunder.

(l)          Material Contracts.

(i)          neither Parent nor its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the Parent Securities Documents filed prior to the date hereof. Each contract, arrangement, commitment or understanding of the type described in this Section 5.04(l) is referred to herein as a “Parent Contract.”

(ii)         (A) Each Parent Contract is valid and binding on Parent or its applicable Subsidiary, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles), and is in full force and effect, (B) each of Parent and its Subsidiaries has duly performed in all material respects all obligations required to be performed by it prior to the date hereof under each Parent Contract and (C) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of Parent or any Subsidiary under any such Parent Contract or provide any other party thereto with the right to accelerate performance under or terminate such Parent Contract.

(m)          No Brokers. No action has been taken by Parent that would give rise to any valid claim against any party hereto for a brokerage commission, finder’s fee or other like payment with respect to the Transaction, other than a fee payable by Parent to Sandler O’Neill & Partners, L.P.

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(n)          Labor Matters. Neither Parent nor its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract, or other agreement or understanding with a labor union or labor organization. To the Knowledge of Parent, there are no labor union organizing activities or labor union demands for recognition or certification, in each case, with respect to the employees of Parent or its Subsidiaries. Since January 1, 2011, there has been no actual or, to the Knowledge of Parent, threatened strikes, slowdowns or work stoppages by any employees of Parent or its Subsidiaries.

(o)          Employee Matters.

(i)          Section 5.04(o) of Parent’s Disclosure Schedule contains a true and complete list of each deferred compensation and each bonus or other incentive compensation, stock purchase, stock option and other equity compensation plan, program, agreement or arrangement; each severance or termination pay, medical, surgical, hospitalization, life insurance and other “welfare” plan, fund or program (within the meaning of Section 3(1) of ERISA); each profit-sharing, stock bonus or other “pension” plan, fund or program (within the meaning of Section 3(2) of ERISA); each employment, termination or severance agreement; and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by Parent, or by any ERISA Affiliate, or to which Parent or any ERISA Affiliate is party, in each case for the benefit of any employee of Parent (the “Parent Benefit Plans”).

(ii)         With respect to each Parent Benefit Plan, Parent has heretofore made available to the Company copies of each of the following documents, as relevant: (A) a copy of the Parent Benefit Plan and any amendments thereto; (B) a copy of the most recent annual report, actuarial report and summary plan description; (C) any trust or other funding agreement and the latest financial statements thereof; and (D) the most recent determination letter received from the Internal Revenue Service with respect to each Parent Benefit Plan intended to qualify under Section 401 of the Code.

(iii)        No liability under Title IV or Section 302 of ERISA has been incurred by Parent and/or any ERISA Affiliate that has not been satisfied in full, and no condition exists that presents a material risk to Parent or any ERISA Affiliate of incurring any such liability, other than liability for premiums due the Pension Benefit Guaranty Corporation (which premiums have been paid when due). This representation is made with respect to any employee benefit plan, program, agreement or arrangement subject to Title IV of ERISA to which Parent and/or any ERISA Affiliate made, or was required to make, contributions during the six (6) year period ending on the last day of the most recent plan year ended prior to the Closing Date.

(iv)        Each Parent Benefit Plan has been operated and administered in all material respects in accordance with its terms and applicable law. Each Parent Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code is the subject of a currently effective determination letter stating that it is so qualified. All contributions required to be made with respect to any Parent Benefit Plan on or prior to the Closing Date have been timely made.

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(v)         No Parent Benefit Plan is a “multiemployer pension plan,” as defined in Section 3(37) of ERISA.

(vi)        There are no pending, threatened or anticipated claims by or on behalf of any Parent Benefit Plan, by any employee or beneficiary covered under any such Parent Benefit Plan, or otherwise involving any such Parent Benefit Plan (other than routine claims for benefits).

(p)          Taxes and Tax Returns.

(i)          (A) Each of Parent and its Subsidiaries has timely filed (including all applicable extensions) all Tax Returns required to be filed by it and all such Tax Returns are accurate and complete; (B) each of Parent and its Subsidiaries has paid all Taxes required to be paid by it other than Taxes that are being contested in good faith by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP; (C) there are no disputes pending, or written claims asserted, for Taxes or assessments upon the Company; (D) neither Parent nor any of its Subsidiaries has liability for Taxes of any other Person under Treasury Regulation Section 1.1502-6 (or any comparable provision of law), as a transferee or successor, by contract, or otherwise; and (E) each of Parent and its Subsidiaries has complied with all applicable laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any comparable provision of any state, local or foreign laws) and have, within the time and in the manner prescribed by applicable law, withheld from and paid over all amounts required to be so withheld and paid to the relevant taxing authority under applicable laws.

(ii)         Neither Parent nor any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement.

(iii)        There are no Liens for Taxes on any of the assets of Parent or its Subsidiaries other than Liens for Taxes that are either (A) not yet due and payable and not subject to penalties for nonpayment or (B) being contested in good faith by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP.

(iv)        Neither Parent nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying under Section 355 of the Code (A) in the two (2) years prior to the date hereof or (B) in a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

(q)          Loans; Nonperforming and Classified Assets.

(i)          Each Loan on the books and records of Parent or any of its Subsidiaries was made and has been serviced in all material respects in accordance with their respective lending standards, consistent with past practice and in the ordinary course of business and is (A) evidenced by notes, agreements or evidences of indebtedness which are true, genuine and what they purport to be; (B) to the extent secured, secured by valid liens and security interests which have been perfected; and (C) the legal, valid and binding obligation of the obligor and any guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and no defense, offset or counterclaim has been asserted with respect to any such loan which if successful could have a Material Adverse Effect.

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(ii)         The allowance for loan losses reflected in Parent’s audited financial statements at December 31, 2013 was, and the allowance for loan losses shown on the Parent Securities Documents as of any date subsequent to December 31, 2013, in the opinion of management, was or will be adequate as of the dates thereof.

(r)           Properties. Each of Parent and its Subsidiaries has good and indefeasible title, free and clear of all Liens, to all of the material properties and assets, real and personal, reflected on the consolidated balance sheet of Parent as of December 31, 2013 or acquired after such date, other than properties sold by Parent or its Subsidiaries after such date, except (i) Liens for current taxes and assessments not yet due or payable for which adequate reserves have been established, (ii) pledges to secure deposits incurred in the ordinary course of its banking business consistent with past practice and (iii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent. All real and personal property which is material to Parent’s and its Subsidiaries’ respective businesses and leased or licensed by Parent or its Subsidiaries is held pursuant to leases or licenses which are valid obligations of Parent and its Subsidiaries, as applicable, and, to the Knowledge of Parent, are valid and binding obligations of the other parties thereto, enforceable against Parent and each of its Subsidiaries, and to the Knowledge of Parent, the other parties thereto, in accordance with their terms (in each case, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditor’s rights or by general equity principles).

(s)          Intellectual Property.

(i)          (A) To the Knowledge of Parent, Parent and each of its Subsidiaries has a right to use all Parent Intellectual Property (as defined below), (B) to the Knowledge of Parent, Parent Intellectual Property constitutes all of the Intellectual Property necessary to carry on the respective businesses of Parent and its Subsidiaries as currently conducted, (C) Parent Intellectual Property owned by Parent or its Subsidiaries, and to the Knowledge of Parent, all other Parent Intellectual Property, is valid and subsisting, and (D) to the Knowledge of Parent, the conduct of the respective businesses of Parent and its Subsidiaries does not violate, misappropriate or infringe upon the Intellectual Property rights of any third party, and neither Parent nor its Subsidiaries has received notice alleging any such violation, misappropriation or infringement.

(ii)         For purposes of this Agreement, the term “Parent Intellectual Property” means the Intellectual Property used in, and is material to, the conduct of the respective businesses of Parent and each of its Subsidiaries.

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(t)          Insurance. Parent and each of its Subsidiaries is insured with reputable insurers against such risks and in such amounts as the management of Parent reasonably has determined to be prudent and consistent with industry practice. Each of Parent and its Subsidiaries is in compliance with its respective insurance policies and is not in default under any of the terms thereof, and each such policy is outstanding and in full force and effect. Except for policies insuring against potential liabilities of officers, directors and employees of Parent or its Subsidiaries, Parent and its Subsidiaries are the sole beneficiary of such policies, and all premiums and other payments due under any such policy have been paid, and all claims thereunder have been filed in due and timely fashion.

(u)          Environmental Liability.

(i)          The Parent and, to Parent’s Knowledge (except as set forth in written third party environmental reports included in the relevant loan documentation regarding real property securing a Loan made in the ordinary course of business to a third party that is not an Affiliate of Parent), any property in which Parent holds a security interest, is in material compliance with all Environmental Laws.

(ii)         There are no legal, administrative, arbitral or other proceedings, claims or actions pending, or, to the Knowledge of Parent, threatened against Parent, nor are there governmental or third party environmental investigations or remediation activities or governmental investigations that seek to impose or that could reasonably be expected to result in the imposition on Parent of any liability or obligation arising under any Environmental Law, which liability or obligation would reasonably be expected to, individually or in the aggregate, be material to Parent. To the Knowledge of Parent, there is no reasonable basis for any such proceeding, claim, action or governmental investigation that would impose any liability or obligation that would be or would reasonably be expected to be, individually or in the aggregate, material to Parent.

(iii)        Except as set forth in written third party environmental reports included in the relevant loan documentation regarding real property securing a Loan made in the ordinary course of business to a third party that is not an Affiliate of Parent, to the Knowledge of Parent, during or prior to the period of (A) Parent’s ownership or operation of any property, (B) Parent’s participation in the management of any property or (C) Parent’s holding of a security interest or other interest in any property, there were no releases or threatened releases of hazardous, toxic, radioactive or dangerous materials or other materials regulated under Environmental Laws in, on, under or affecting any such property that would reasonably be expected to be, individually or in the aggregate, material to Parent.

(iv)        The Parent is not subject to any agreement, order, judgment or decree by or with any court, governmental authority, regulatory agency or third party imposing any liability or obligation with respect to the foregoing. There has been no written third party environmental site assessment conducted since January 1, 2011 assessing the presence of hazardous materials located on any property owned or leased by Parent that is within the possession or control of Parent and its Affiliates as of the date of this Agreement that has not been delivered to the Company prior to the date of this Agreement.

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(v)         Transactions With Affiliates. All “covered transactions” between Parent and an “affiliate” within the meaning of Sections 23A and 23B of the Federal Reserve Act have been in compliance with such provisions.

(w)          Ownership of Company Common Stock. None of Parent or any of its Subsidiaries, or to Parent’s Knowledge, any of its other affiliates or associates (as such terms are defined under the Exchange Act), owns beneficially or of record, directly or indirectly, or is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, shares of Company Common Stock (other than shares held in a fiduciary capacity that are beneficially owned by third parties or as a result of debts previously contracted).

(x)          Required Vote. The affirmative vote of the holders of a majority of all the votes entitled to be cast thereon is necessary to approve this Agreement and the Transaction on behalf of Parent. No other vote of the stockholders of Parent is required by the VSCA, the Parent Articles, the Parent Bylaws or otherwise to approve this Agreement and the Transaction.

(y)          Fairness Opinion. The Parent Board has received the opinion (which, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date), of Sandler O’Neill & Partners, L.P., to the effect that as of the date of such opinion, and based upon and subject to the factors and assumptions set forth therein, the Merger Consideration to be paid to the holders of Company Common Stock is fair to Parent from a financial point of view.

(z)          Tax Treatment. Parent has not taken or agreed to take any action, and does not have any Knowledge of any fact or circumstance, that would prevent the Merger from qualifying as a “reorganization” under Section 368(a) of the Code.

(aa)         Anti-Takeover Provisions. Parent has taken all required actions to exempt it, Bank Subsidiary, the Company, this Agreement, the Merger and the other transactions contemplated hereby, from any provisions of an antitakeover nature contained in its organizational documents or the provisions of any federal or state “antitakeover,” “fair price,” “moratorium,” “affiliate transaction”, “control share acquisition” or similar laws or regulations.

(bb)         Joint Proxy Statement, Etc. None of the information supplied or to be supplied by, and relating to Parent for inclusion, or included, in (i) the Joint Proxy Statement; (ii) any other documents to be filed with any Governmental Authority in connection with the transactions contemplated hereby; or (iii) any other filing under the Securities Act or the Exchange Act filed by the Company prior to the Effective Time which requires inclusion of information regarding Parent, will, at the respective times such information is supplied or such documents are filed or mailed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading. All documents which Parent is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable law.

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(cc)         No Other Representations or Warranties. Except for the representations and warranties contained in this Section 5.04, neither Parent nor any other Person on behalf of Parent makes any other express or implied representation or warranty with respect to Parent or its Subsidiaries or with respect to any other information provided to the Company in connection with the transactions contemplated hereunder. Neither Parent nor any other Person will have or be subject to any liability or indemnification obligation to the Company or any other Person resulting from the distribution to the Company, or the Company’s use of, any such information, including any information, documents, projections, forecasts of other material made available to the Company in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, unless any such information is expressly included in a representation or warranty contained in this Section 5.04. Parent acknowledges that the Company and Bank Subsidiary do not make any representations or warranties except for the representations and warranties contained in Section 5.03.

ARTICLE VI

COVENANTS

6.01         Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the Company, Bank Subsidiary and Parent agrees to use its reasonable best efforts in good faith, and to cause its Subsidiaries to use their reasonable best efforts in good faith, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Transaction as promptly as practicable and otherwise to enable consummation of the Transaction. Without limiting the generality of the foregoing, each of the parties shall use its reasonable best efforts to: (i) obtain all Regulatory Approvals or other third party consents as promptly as practicable, (ii) lift or rescind as promptly as practicable any injunction or restraining order or other order adversely affecting the ability of the parties hereto to consummate the transactions contemplated hereby, (iii) effect all necessary registrations and filings, if any, and (iv) fulfill all of the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement set forth in Article VII hereof.

6.02         Stockholder Approvals.

(a)          As soon as reasonably practicable after the Joint Proxy Statement has been cleared by the SEC and the FDIC for use in definitive form, the Company shall give notice of and hold a special meeting of its stockholders to consider and vote upon the approval of this Agreement, the Company Articles Amendment and any other matters required to be approved by the Company’s stockholders for consummation of the Transaction (including any adjournment or postponement, the “Company Meeting”). Subject to Section 6.07, the Company shall, (i) through the Company Board, recommend to its stockholders the approval of this Agreement and the Company Articles Amendment at the Company Meeting (the “Company Board Recommendation”), (ii) include the Company Board Recommendation in the Joint Proxy Statement and (iii) subject to the fiduciary duties of the Company Board, use reasonable best efforts to obtain from its stockholders a vote approving this Agreement, the Company Articles Amendment and any other matters required to be approved by the Company’s stockholders for consummation of the Transaction (“Company Stockholder Approvals”).

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(b)          As soon as reasonably practicable the Joint Proxy Statement has been cleared by the SEC and the FDIC for use in definitive form, Parent shall give notice of and hold a special meeting of its stockholders to consider and vote upon the approval of this Agreement and any other matters required to be approved by Parent’s stockholders for consummation of the Transaction (including any adjournment or postponement, the “Parent Meeting”). Parent shall, for as long as the Company Board maintains and does not withdraw, modify or qualify the Company Board Recommendation in a manner adverse to Parent, (i) through the Parent Board, recommend to its stockholders the approval of this Agreement (the “Parent Board Recommendation”), (ii) include the Parent Board Recommendation in the Joint Proxy Statement and (iii) subject to the fiduciary duties of the Parent Board, use reasonable best efforts to obtain from its stockholders a vote approving this Agreement and any other matters required to be approved by Parent’s stockholders for consummation of the Transaction (“Parent Stockholder Approval”).

(c)          Parent and the Company shall use their reasonable best efforts to hold their respective stockholder meetings on the same day.

6.03         Joint Proxy Statement.

(a)          The Company and Parent agree to promptly prepare a joint proxy statement and prospectus and other proxy solicitation materials constituting a part thereof (the “Joint Proxy Statement”) and to file the Joint Proxy Statement with the SEC and FDIC in connection with (i) the solicitation of proxies from the stockholders of the Company for the Company Meeting and from the stockholders of Parent for the Parent Meeting and, (ii) the offering and issuance of Parent Common Stock in the Merger. Each party agrees to cooperate with the other party, its legal, financial and accounting advisors, in the preparation of the Joint Proxy Statement. Each party shall prepare and furnish to other party such information relating to it and its directors, officers and stockholders and such party’s business and operations as may be reasonably required to comply with SEC and FDIC rules and regulations or SEC and FDIC staff comments in connection with the Joint Proxy Statement, which information may be based on such party’s knowledge of and access to the information required for said document and advice of counsel with respect to SEC and FDIC disclosure obligations. Each party shall provide the other party and its legal, financial and accounting advisors the opportunity to review and provide comments: (i) upon such Joint Proxy Statement a reasonable time prior to its filing in preliminary and definitive forms and (ii) on all amendments and supplements to the Joint Proxy Statement and all responses to requests for additional information and replies to comments relating to the Joint Proxy Statement a reasonable time prior to filing or submission to the SEC or FDIC. Each party shall consider in good faith all comments from the other party and its legal, financial and accounting advisors to the Joint Proxy Statement, all amendments and supplements thereto and all responses to requests for additional information, and shall not include any information in the foregoing about a party or its officers, directors, business, arrangements, operations or stock or the Transaction that has not been approved by the other party, which approval shall not be unreasonably withheld, delayed or conditioned. Each party agrees to cooperate with the other party and the other party’s counsel and accountants in requesting and obtaining appropriate opinions, consents, analyses and letters from its financial advisor and independent auditor in connection with the Joint Proxy Statement. Each party agrees to use its reasonable best efforts to cause the Joint Proxy Statement to be cleared by the SEC and FDIC for use in definitive form as promptly as reasonably practicable after the preliminary filing thereof and to cause a definitive Joint Proxy Statement to be mailed to their respective stockholders as promptly as reasonably practicable thereafter. Parent also agrees to use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement.

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(b)          Each of Parent and the Company agrees that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Joint Proxy Statement and any amendment or supplement thereto shall, at the date(s) of mailing to stockholders and at the time of the Parent Meeting and Company Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Each of Parent and the Company further agrees that if such party shall become aware of any information furnished by such party that would cause any of the statements in the Joint Proxy Statement to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, to promptly inform the other party thereof and to take the necessary steps to correct the Joint Proxy Statement.

(c)          The Company agrees to advise Parent, promptly after the Company receives notice thereof, of the time when the Joint Proxy Statement has been cleared by the SEC for use in definitive form or when any supplement or amendment has been filed, of the initiation or, to the extent Parent is aware thereof, threat of any proceeding for any such purpose, of any request by the SEC for the amendment or supplement of the Joint Proxy Statement or for additional information or of any other correspondence from the SEC in connection with the Joint Proxy Statement that relates to Parent or the Transaction. The Company agrees to promptly provide to Parent copies of correspondence between the Company (or any of its representatives and advisors on the Company’s behalf), on the one hand, and the SEC, on the other hand as to relates to the Joint Proxy Statement or the Transaction. Parent agrees to advise the Company, promptly after Parent receives notice thereof, of the time when the Joint Proxy Statement has been cleared by the FDIC for use in definitive form or when any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of Parent Common Stock for offering or sale in any jurisdiction, of the initiation or, to the extent Parent is aware thereof, threat of any proceeding for any such purpose, of any request by the FDIC for the amendment or supplement of the Joint Proxy Statement or for additional information or of any other correspondence from the FDIC in connection with the Joint Proxy Statement that relates to the Company or the Transaction. Parent agrees to promptly provide to the Company copies of correspondence between Parent (or any of its representatives and advisors on Parent’s behalf), on the one hand, and the FDIC, on the other hand as to relates to the Joint Proxy Statement or the Transaction.

6.04         Regulatory Filings.

(a)          Each of Parent, the Company and Bank Subsidiary shall cooperate and use their respective reasonable best efforts to prepare, submit, file, update and publish (as applicable) all applications, notifications, reports or other documentation to obtain all permits, consents, approvals, waivers and authorizations of all third parties and Governmental Authorities necessary to consummate the Transaction; and, in any event, Parent shall file any application, notice, report or document with Governmental Authorities that are necessary to obtain Regulatory Approval or otherwise required in connection with the transactions contemplated hereby within forty-five (45) days of the date of this Agreement. Each of Parent and the Company shall have the right to review in advance, and to the extent practicable each shall consult with the other, in each case subject to applicable laws relating to the exchange of information, with respect to all information submitted to any third party or any Governmental Authority in connection with the Transaction, provided that Parent shall not be required to provide the Company with confidential portions of any filing with a Governmental Authority. In exercising the foregoing right, each of such parties agrees to act reasonably and as promptly as practicable. Each party hereto agrees that it shall consult with and keep fully informed the other parties hereto with respect to the obtaining of all permits, consents, approvals, waivers and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the Transaction, and each party shall keep the other parties fully informed of the status of developments relating to completion of the Transaction. Each party hereto further agrees to provide the other parties with a copy of all correspondence to or from any Governmental Authority in connection with the Transaction, provided that Parent shall not be required to provide the Company with confidential portions of any filing with a Governmental Authority. Each party agrees that it will use reasonable best efforts to give the other party reasonable advance notice of, and whenever appropriate, invite the other party (and give due consideration in good faith to any reasonable request of the other party) to participate in, any meetings or discussions held with any Governmental Authority concerning the transactions contemplated hereby; provided that such participation is not objected to by such Governmental Authority. The parties further covenant and agree not to extend any waiting period associated with any Regulatory Approval or enter into any agreement with any Governmental Authority not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other party hereto.

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(b)          Each party agrees, upon request, to furnish the other parties with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any filing, notice or application made by or on behalf of such other parties or any of their Subsidiaries to any third party or Governmental Authority.

(c)          Until the filing of any applications, notices, reports or documents with Governmental Authorities that are necessary to obtain the Regulatory Approvals, neither Parent, nor any of its Subsidiaries, will file or apply for any permits, consents, approvals or authorizations of any Governmental Authorities necessary to consummate a merger with, or other acquisition of, any Person other than the Company and Bank Subsidiary, except for any filings that may be necessary in connection with the Merger.

6.05         Press Releases. The Company, Bank Subsidiary and Parent shall consult with each other before issuing any press release with respect to the Transaction or this Agreement and shall not issue any such press release or make any such public statements without the prior consent of the other parties, which shall not be unreasonably withheld, except that a party may, without the prior consent of the other parties (but after such consultation, to the extent practicable under the circumstances), issue such press release or make such public statements as may upon the advice of outside counsel be required by Law or obligations pursuant to any listing agreement with or rules of any national securities exchange or national market system on which such party’s securities are listed or traded. The Company, Bank Subsidiary and Parent shall cooperate to develop all public announcement materials and make appropriate management available at presentations related to the Transaction as reasonably requested by the other parties.

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6.06         Access; Information.

(a)          Upon reasonable notice and subject to applicable Laws relating to the exchange of information, the Company shall afford Parent’s officers, employees, counsel, accountants and other authorized representatives reasonable access, during normal business hours during the period prior to the Effective Time, to the books, records, properties and contracts of the Company and, during such period, the Company shall make available to Parent (i) a copy of each report, schedule, registration statement and other document filed or received during such period pursuant to the requirements of federal or state banking or securities laws (other than reports or documents that the Company is not permitted to disclose under applicable law) and (ii) all other information concerning the business, properties and personnel of the Company as Parent may reasonably request. The Company shall provide to Parent all written agendas and meeting or written consent materials provided to the directors of the Company and Bank Subsidiary in connection with board and committee meetings, subject to applicable Laws relating to the exchange of information. Notwithstanding the above provisions in this Section 6.06(a), Parent and its representatives shall not be entitled to receive information directly relating to the negotiation and prosecution of this Agreement or, except as otherwise provided herein, relating to an Acquisition Proposal, a Superior Proposal, a Change of Recommendation or any matters relating thereto. Neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of the Company or its Subsidiaries or contravene any law, rule (including with respect to confidential supervisory information), regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the previous sentence apply.

(b)          All information furnished pursuant to this Section 6.06 shall be subject to the provisions of the Confidentiality and Non-Disclosure Agreements, dated as of May 7, 2014 and July 7, 2014, between Parent and the Company (the “Confidentiality Agreements”).

6.07         Acquisition Proposals

(a)          The Company agrees that it shall immediately cease, and shall cause its directors, officers, employees, advisors and agents (collectively, “Representatives”) to immediately cease, all existing discussions or negotiations with any Person (other than Parent and its Affiliates and Representatives) conducted heretofore with respect to any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal. Except as expressly permitted in this Section 6.07, from the date of this Agreement until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 8.01, the Company shall not, and shall cause its Representatives not to, directly or indirectly, (i) solicit, initiate or knowingly encourage any Acquisition Proposal, (ii) enter into, or otherwise participate in any discussions (except to notify such person of the existence of the provisions of this Section 6.07) or negotiations regarding any Acquisition Proposal, (iii) furnish to any Person any information concerning the Company, or any access to the properties, books and records of the Company in connection with any Acquisition Proposal, or (iv) propose, agree or publicly announce an intention to take any of the foregoing actions or any other action which would reasonably be expected to lead to an Acquisition Proposal.

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(b)          Notwithstanding anything to the contrary contained in this Section 6.07, if at any time after the date hereof and prior to obtaining the Company Stockholder Approvals, the Company or any of its Representatives, receives a bona fide written Acquisition Proposal (that did not result from a breach of this Section 6.07), the Company, the Company Board and its Representatives may engage in negotiations and discussions with, and furnish any information (so long as all such information has previously been made available to Parent or is made available to Parent prior to or concurrently with the time such information is made available to such person) and other access to, any person making such Acquisition Proposal and its Representatives if, and only if, the Company Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, that (i) such Acquisition Proposal is or is reasonably likely to result in a Superior Proposal and (ii) the failure of the Company Board to furnish such information or access or enter into such discussions or negotiations would be reasonably likely to violate its fiduciary duties to the stockholders of the Company under applicable Law; provided that prior to furnishing any material nonpublic information, the Company shall have received from the Person making such Acquisition Proposal an executed confidentiality agreement with terms at least as restrictive in all material respects on such Person as the Confidentiality Agreement dated May 7, 2014 is on Parent (excluding the “standstill” provisions thereof), which confidentiality agreement shall not prohibit the Company from complying with the terms of this Section 6.07. The Company will promptly, and in any event within twenty-four (24) hours, (x) notify Parent in writing of the receipt of such Acquisition Proposal and the identity of the Person making the Acquisition Proposal and (y) communicate the material terms of such Acquisition Proposal to Parent. The Company will keep Parent reasonably apprised of the status of and other matters relating to any such Acquisition Proposal on a current basis.

(c)          Except as expressly permitted by this Section 6.07, neither the Company nor the Company Board or any committee thereof shall (i)(A) withdraw, modify or qualify, or publicly propose to withdraw, modify or qualify, in a manner adverse to Parent, the Company Board Recommendation or (B) approve or recommend, or publicly propose to approve or recommend, to the stockholders of the Company any Acquisition Proposal (any action described in this clause (i) being referred to as a “Change of Recommendation”) or (ii) authorize, approve, recommend or declare advisable, or propose to adopt, approve, recommend or declare advisable, or allow the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement, option agreement, securities purchase agreement or similar agreement with respect to, or that is intended to or would reasonably be expected to lead to, any Acquisition Proposal (other than a confidentiality agreement referred to in Section 6.07(b) pursuant to and in accordance with the limitations set forth therein).

(d)          Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Company Stockholder Approvals, the Company Board may make a Change of Recommendation or terminate this Agreement pursuant to Section 8.01(d)(ii), if (1) the Company Board receives a written Acquisition Proposal from any person that is not withdrawn and did not result from a breach of this Section 6.07 and (2) the Company Board determines in good faith, after consultation with its independent financial advisors and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal; provided that:

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(i)          the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure of the Company Board to take such action would be reasonably likely to violate its fiduciary duties to the stockholders of the Company under applicable Law; and

(ii)         with respect to a Superior Proposal:

(1)         the Company provides Parent prior written notice at least five (5) Business Days prior to taking such action, which notice shall state that the Company Board has received a Superior Proposal and, absent any revision to the terms and conditions of this Agreement, the Company Board has resolved to effect a Change of Recommendation or to terminate this Agreement pursuant to Section 8.01(d)(ii), as applicable, which notice shall specify the basis for such Change of Recommendation or termination, including the material terms of the Superior Proposal (a “Notice of Superior Proposal”) (it being understood that such Notice of Superior Proposal shall not in and of itself be deemed a Change of Recommendation);

(2)         during such five (5)-Business Day period, the Company negotiates in good faith with Parent (to the extent that Parent wishes to negotiate) to enable Parent to make an offer that is at least as favorable to the stockholders of the Company so that such Acquisition Proposal would cease to constitute a Superior Proposal; and

(3)         at the end of such five (5)-Business Day period (or such earlier time that Parent advises the Company that it no longer wishes to negotiate to amend this Agreement), the Company Board, after taking into account any modifications to the terms of this Agreement and the Merger agreed to by Parent after receipt of such notice again determines in good faith, after consultation with its outside legal counsel and its financial advisors, that such Acquisition Proposal constitutes a Superior Proposal and that failure to take such action would be reasonably likely to violate its fiduciary duties to the stockholders of the Company under applicable Law.

It is understood that and agreed that any amendment to the financial or other material terms of the Acquisition Proposal giving rise to the Notice of Superior Proposal shall constitute a new Acquisition Proposal giving rise to a new response period for Parent, except that the five (5)-Business Day period referred to in clause (1) above shall be reduced to three (3) Business Days following the giving of such new Notice of Superior Proposal.

(e)          Nothing contained in this Agreement shall prohibit the Company or the Company Board from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) under the Exchange Act or making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 under the Exchange Act, (ii) making any disclosure to the stockholders of the Company if the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure of the Company to make such disclosure would reasonably be expected to be a violation of applicable law or (iii) informing any person of the existence of the provisions contained in this Section 6.07.

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(f)          As used in this Agreement, “Acquisition Proposal” shall mean any proposal or offer (whether in writing or otherwise) from any Person (other than Parent and any Affiliates thereof) relating to, or that is reasonably expected to lead to, any direct or indirect purchase or acquisition, in a single transaction or series of related transactions, of (A) any assets or businesses of the Company that constitute 25% or more of the Company’s consolidated assets or (B) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of 25% or more of the total outstanding voting securities of the Company or Bank Subsidiary pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, tender offer, exchange offer or similar transaction.

(g)          As used in this Agreement, “Superior Proposal” shall mean any bona fide written Acquisition Proposal on terms which the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and independent financial advisors, and taking into account all the legal, financial, regulatory and other aspects of such Acquisition Proposal, would, if consummated, result in a transaction that is more favorable to the holders of Company Common Stock from a financial point of view than the terms of this Agreement (in each case, taking into account any revisions to this Agreement made or proposed by Parent and is reasonably capable of being completed on the terms proposed); provided that for purposes of the definition of “Superior Proposal,” the references to “25%” in the definition of Acquisition Proposal shall be deemed to be references to “50%.”

6.08         Exchange Listing. Parent shall, as promptly as practicable, file all documents, take all actions reasonably necessary and otherwise use its reasonable best efforts to list, prior to the Effective Date, on the NASDAQ Global Select Market the shares of Parent Common Stock to be issued to the Company stockholders as part of the Merger Consideration in connection with the Merger.

6.09         Indemnification.

(a)          Parent agrees that, to the fullest extent permitted under applicable Law, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time (including any matter in connection with the transactions contemplated by this Agreement), now existing in favor of the current or former directors, officers or employees of the Company or any persons who are or were serving at the request of the Company as a director, officer, trustee, fiduciary, employee or agent of another entity (including any Company Benefit Plan) (collectively, the “Indemnified Parties”), as provided in the Company Articles or Company Bylaws or other indemnification agreements in effect as of the date hereof, shall survive the Merger and shall continue in full force and effect in accordance with their terms, and shall not be amended, repealed or otherwise modified after the Effective Time in a manner that would adversely affect the rights thereunder of such individuals for acts or omissions occurring prior to the Effective Time.

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(b)          Parent shall provide for a period of six (6) years from the Effective Time directors’ and officers’ liability insurance and fiduciary insurance to reimburse the present and former officers and directors of the Company covering, without limitation, claims arising from facts or events that occurred on or before the Effective Time, including the transactions contemplated hereby, which insurance shall contain terms and conditions (including with respect to coverage) no less advantageous to the Indemnified Parties than the existing directors’ and officers’ liability insurance and fiduciary insurance maintained by the Company as of the date hereof; provided that in no event shall Parent be required to expend annually in the aggregate an amount in excess of 250% of the annual premiums currently paid by the Company for such insurance (the “Insurance Amount”) and provided, further, that if Parent is unable to maintain such policy (or substitute policy) as a result of the preceding proviso, Parent shall obtain as much comparable insurance as is available for a period of six (6) years following the Effective Time. In lieu of the foregoing, Parent, or the Company in consultation with Parent for an aggregate price of no more than 250% of the Insurance Amount, may obtain, on or prior to the Effective Time, a six (6) year “tail” prepaid policy providing equivalent coverage to that described in the preceding sentence. From and after the Effective Time, neither Parent nor the Company shall take any action that would materially prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any insurance policy contemplated by this Section 6.09(c), whether in respect of claims arising before or after the Effective Time.

(c)          The obligations of Parent under this Section 6.09 shall not be terminated or modified in a manner so as to adversely affect any Indemnified Person, or any other Person entitled to the benefit of this Section 6.09, to whom this Section 6.09 applies without the consent of the affected Indemnified Person or such other Person, as the case may be. If Parent or any of its respective successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent shall assume all of the obligations set forth in this Section 6.09.

(d)          The provisions of this Section 6.09 are (i) intended to be for the benefit of, and will be enforceable by, each Indemnified Party and each other Person entitled to the benefit of this Section 6.09, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

6.10         Employee Matters.

(a)          On or as soon as reasonably practicable following the Effective Date, Parent shall provide to officers and employees of the Company and its Subsidiaries, who at or after the Effective Date become employees of Parent or its Subsidiaries (“Company Continuing Employees”), employee benefits under Parent Benefit Plans, on terms and conditions which are the same as for similarly situated officers and employees of Parent and its Subsidiaries. Until such time as the Company Continuing Employees are able to participate in the Parent Benefit Plans, Parent shall maintain for the benefit of the Company Continuing Employees the Company Benefit Plans in effect immediately prior to the Effective Date (it being understood that participation in the Parent Benefit Plans may commence at different times with respect to each such Parent Benefit Plan).

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(b)          For purposes of participation, vesting and benefit accrual (except not for purposes of benefit accrual with respect to any plan in which such credit would result in a duplication of benefits) under the Parent Benefit Plans, service with or credited by the Company or any of its Subsidiaries shall be treated as service with Parent. To the extent permitted under applicable law, Parent shall cause welfare Parent Benefit Plans that cover the Company Continuing Employees after the Effective Date to (i) waive any waiting period and restrictions and limitations for preexisting conditions or insurability (except for pre-existing conditions that were excluded, or restrictions or limitations that were applicable, under the Company Benefit Plans), and (ii) cause any deductible, co-insurance, flexible spending account contribution or maximum out-of-pocket payments made by the Company Continuing Employees under welfare Company Benefit Plans to be credited to such Company Continuing Employees under welfare Parent Benefit Plans, so as to reduce the amount of any deductible, co-insurance, or maximum out-of-pocket payments payable by, and provide credit for any flexible spending account contributions already made by, such Company Continuing Employees under welfare Parent Benefit Plans. Any paid time off amount with respect to each Company Continuing Employee that is accrued and outstanding as of the Effective Date shall be carried over or cashed out by Parent in its sole discretion at or as soon as reasonably practicable after the Effective Date, as the case may be.

(c)          Parent shall provide to employees of the Company whose employment is terminated on or within one (1)-year of the Effective Date under circumstances entitling the employee to severance benefits under paragraph (d) of this Section 6.10, outplacement services appropriate to the employee’s position, as determined by reasonable competitive practices, for a period of six (6) months from the date of termination.

(d)          Parent shall assume and honor the obligations of the Company under all employment, severance, change in control, consulting, retirement and other compensation contracts, arrangements, commitments or understandings as in effect on the date of this Agreement and listed on Section 5.03(o) of the Company’s Disclosure Schedule, in accordance with their terms. Parent hereby acknowledges that the Merger will constitute a “Change in Control” (or concept of similar import) in accordance with the provisions of the Company Benefit Plans. Parent shall, after consummation of the Merger, pay all amounts provided under such Company Benefit Plans and agreements as a result of a change in control of the Company, as applicable, in accordance with their respective terms, and to honor all rights, privileges and modifications to or with respect to any such Company Benefit Plans or agreements which become effective as a result of such change in control.

(e)          With respect to the Company’s 401(k) plan, the Company shall cause such plan to be fully vested and terminated effective immediately prior to the Effective Date, in accordance with applicable law and subject to the receipt of all applicable regulatory or governmental approvals. Each Company Continuing Employee who is a participant in the Company’s 401(k) plan shall be eligible to participate in Parent’s 401(k) plan as soon as administratively practical after the Effective Date, and account balances under the terminated Company 401(k) plan will be eligible for distribution or rollover, including direct rollover of both cash and promissory notes to Parent’s 401(k) plan for the Company Continuing Employees. Any other former employee of the Company or its Subsidiaries who is employed by Parent or its Subsidiaries after the Effective Date shall be eligible to be a participant in Parent’s 401(k) plan upon complying with eligibility requirements. For purposes of administering Parent’s 401(k) plan, service with the Company and its Subsidiaries shall be deemed to be service with Parent for participation and vesting purposes, but not for purposes of benefit accrual.

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(f)          With respect to the Company’s ESOP, prior to the Closing Date, the Company shall adopt an amendment to the ESOP providing that, upon the Closing and subject to the consummation of the Merger, (i) the ESOP shall be terminated as of the Closing Date, (ii) no new participants shall be admitted to the ESOP after the Closing, and (iii) all ESOP participants’ accounts shall be 100% vested on and after the ESOP termination date. Prior to the Closing Date, the Company shall cause the ESOP Trustee to repay in full the outstanding indebtedness of the ESOP loan, subject to the terms of the ESOP, the ESOP loan agreement, the ESOP pledge agreement and the ESOP Trust, by delivering a sufficient number of unallocated shares of Company Common Stock to the Company, subject to and in accordance with applicable law. At the Effective Time, all remaining shares of the Company Common Stock held by the ESOP immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration and allocated to ESOP participants’ accounts. The ESOP account balances shall not be distributed to ESOP participants until the ESOP has received a favorable determination letter from the Internal Revenue Service. In the event that the Closing occurs prior to December 31, 2014, the Company may make a pro rata payment on the outstanding ESOP indebtedness of the amount accrued through the Closing Date, which accruals shall be made consistent with past practice.

(g)          With respect to the Company’s defined benefit pension plan, prior to the Closing Date, the Company shall adopt a resolution providing that benefit accruals for the pension plan shall be frozen such that (i) no additional years of credited service for benefit accrual purposes will be earned after the freeze date under the pension plan; and (ii) compensation earned by participants after the freeze date will not be taken into account under the pension plan. The Company shall take all necessary steps prior to the Closing Date to freeze the pension plan benefit accruals in accordance with ERISA and the pension plan, including providing participants all required notices.

(h)          This Section 6.10 shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Section 6.10.

(i)          Except as provided in this Section 6.10(i), nothing in this Section 6.10 shall be construed to limit the right of Parent or any of its Subsidiaries, from and after the Effective Date, to amend or terminate any of the Parent Benefit Plans or the Company Benefit Plans maintained by the respective parties before the Effective Date to the extent such amendment or termination is permitted by the terms of the applicable Parent Benefit Plan or Company Benefit Plans, provided that such amendment or termination shall not relieve Parent from its obligations under this Section 6.10.

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6.11         Notification of Certain Matters. Each of the Company and Parent shall give prompt notice to the other of any fact, event or circumstance known to it that (a) is reasonably likely, individually or taken together with all other facts, events and circumstances known to it, to result in any Material Adverse Effect with respect to it or (b) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein.

6.12         Governance Matters.

(a)          At the Effective Date, Parent shall cause Richard T. Wheeler, Jr. to be appointed to the Board of Directors of Parent to serve in such capacity until such time as his successor shall be duly elected and qualified.

(b)          At or prior to the Effective Date, Parent shall establish the TowneBank Richmond Board of Directors (the “TowneBank Richmond Board”). The TowneBank Richmond Board shall initially be comprised of individuals chosen by Parent from the current members of the Board of Directors of the Company and Bank Subsidiary, together with other business and community leaders chosen by Parent after consultation with the Company. Membership on the TowneBank Richmond Board shall be conditional upon execution of an agreement providing that such person will not engage in activities competitive with Parent until the later of the date that is two (2) years following the Effective Date or the date on which he or she ceases to be a member of the TowneBank Richmond Board.

6.13         Voting Agreement. The Company has identified to Parent all persons who are, as of the date hereof, directors or executive officers of the Company. The Company shall have delivered to Parent on or prior to the date hereof executed copies of a written agreement in the form of Exhibit B hereto from each such director or executive officer.

6.14         Shareholder Litigation. Each of the Company and Parent shall give the other prompt notice of any shareholder litigation against such party or its directors or affiliates (or combination thereof) relating to the transactions contemplated by this Agreement and shall give the other the opportunity to participate in, but not control, the defense or settlement of any such litigation. In addition, no such settlement by the Company shall be agreed to without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

6.15         Investment Portfolio. As soon as reasonably practicable after the date hereof and in any event prior to the Closing Date, the Company and Bank Subsidiary shall, subject to and consistent with applicable Law and prudent investment management practices: (i) divest all the equity securities it holds that are not permissible investments for Parent under applicable Law and which are listed in Section 6.15 of the Company’s Disclosure Schedule; and (ii) divest the corporate bonds it holds listed in Section 6.15 of the Company Disclosure Schedule so as to conform its investment portfolio to the extent practicable in a manner that is consistent with the policies and practices of Parent.

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ARTICLE VII

CONDITIONS TO CONSUMMATION OF THE MERGER

7.01         Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each of the parties hereto to consummate the Merger is subject to the fulfillment or, to the extent permitted by applicable Law, written waiver by the parties hereto prior to the Closing of each of the following conditions (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions):

(a)          Corporate Action. All corporate action necessary to authorize the execution, delivery and performance of this Agreement and consummation of the Transaction shall have been validly taken, including the Company Stockholder Approvals and Parent Stockholder Approval.

(b)          Regulatory Approvals. All Regulatory Approvals required to consummate the Transaction shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired; provided, that no such approvals shall contain any conditions, restrictions or requirements that, in the good faith reasonable judgment of Parent, would have a Material Adverse Effect on Parent (after giving effect to the Merger).

(c)          No Injunction. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits consummation of the Transaction.

(d)          Joint Proxy Statement. The Joint Proxy Statement shall have been cleared by the SEC and FDIC for use in definitive form and it shall not be subject to any stop order or any threatened stop order (or an order, demand, request or other action with similar effect) of the SEC or FDIC.

(e)          Listing. The shares of Parent Common Stock to be issued to the Company stockholders as part of the Merger Consideration in the Merger shall have been approved for listing on the NASDAQ Global Select Market.

(f)          Tax Opinion. Each of Parent and the Company shall have received the written opinion of LeClairRyan, A Professional Corporation, in form and substance reasonably satisfactory to both the Company and Parent, dated as of the Effective Date, substantially to the effect that, on the basis of the facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In rendering any such opinion, such counsel may require and rely upon representations and covenants, including those contained in certificates of officers of Parent, the Company and others, reasonably satisfactory in form and substance to such counsel.

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7.02         Conditions to Obligation of the Company and Bank Subsidiary. The obligation of the Company and Bank Subsidiary to consummate the Merger is also subject to the fulfillment or written waiver by the Company and Bank Subsidiary prior to the Closing of each of the following conditions (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions):

(a)          Representations and Warranties. The representations and warranties of Parent set forth in this Agreement, subject in all cases to the standard set forth in Section 5.02, shall be true and correct as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak as of the date hereof or some other date shall be true and correct as of such date), and the Company shall have received a certificate, dated the Effective Date, signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer of Parent to such effect.

(b)          Performance of Obligations of Parent. Parent shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate, dated the Effective Date, signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer of Parent to such effect.

(c)          Delivery of Merger Consideration. Parent shall have delivered, or caused to be delivered, to the Exchange Agent, certificates, or at Parent’s option, evidence of shares in book-entry form, representing the number of shares of Parent Common Stock issuable to the holders of Company Common Stock as part of the Merger Consideration and the cash portion of the Merger Consideration to be paid in lieu of issuing fractional shares payable pursuant to Article III, and the Company shall have received evidence of the same from Parent.

(d)          Other Actions. Parent shall have furnished the Company with such certificates of its respective officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 7.01 and 7.02 as the Company may reasonably request.

7.03         Conditions to Obligation of Parent. The obligation of Parent to consummate the Merger is also subject to the fulfillment or written waiver by Parent prior to the Closing of each of the following conditions (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions):

(a)          Representations and Warranties. The representations and warranties of the Company and Bank Subsidiary set forth in this Agreement, subject in all cases to the standard set forth in Section 5.02, shall be true and correct as of the date hereof and as of the Effective Date as though made on and as of the Closing Date (except that representations and warranties that by their terms speak as of the date hereof or some other date shall be true and correct as of such date), and Parent shall have received a certificate, dated the Closing Date, signed on behalf of the Company and Bank Subsidiary by the Chief Executive Officer and the Chief Financial Officer of the Company and Bank Subsidiary, respectively, to such effect.

(b)          Performance of Obligations of the Company. The Company and Bank Subsidiary shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Parent shall have received a certificate, dated the Effective Date, signed on behalf of the Company and Bank Subsidiary by the Chief Executive Officer and the Chief Financial Officer of the Company and Bank Subsidiary, respectively, to such effect.

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(c)          Minimum Total Common Stockholders’ Equity. As of the month-end prior to the Closing Date, the Company shall not have total common stockholders’ equity (as adjusted pursuant to the following sentence) of less than $240,000,000. The Company’s total common stockholders’ equity shall be calculated for the purposes of this Section 7.03(c) in accordance with GAAP applied in a manner consistent with the Company’s consolidated financial statements as of and for the year ended September 30, 2013; provided, however, that for purposes of this Section 7.03(c), the Company’s net income or loss for the period beginning on July 1, 2014 and ending as of the month-end prior to the Closing Date shall exclude the effect of (i) any reserves or charge-offs that are requested to be made by Parent and (ii) any expenses or other costs incurred by the Company that are associated with or result directly from the Merger. Accordingly, and for the avoidance of doubt, the calculation of total common stockholders’ equity for purposes of this Section 7.03(c) shall be adjusted to add back the items described in clauses (i) and (ii) above.

(d)          Other Actions. The Company and Bank Subsidiary shall have furnished Parent with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 7.01 and 7.03 as Parent may reasonably request.

ARTICLE VIII

TERMINATION

8.01         Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the receipt of the Company Stockholder Approvals or the Parent Stockholder Approval:

(a)          by mutual consent of the Company, Bank Subsidiary and Parent in a written instrument authorized by the Boards of Directors of the Company, Bank Subsidiary and Parent;

(b)          by either the Company and Bank Subsidiary or Parent, if (i) any Governmental Authority that must grant a requisite Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable; provided that no party shall have the right to terminate this Agreement pursuant to this Section 8.01(b)(i) if such denial shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein, or (ii) any Governmental Authority of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Agreement, provided that the party seeking to terminate this Agreement pursuant to this Section 8.01(b) shall have used its reasonable best efforts to contest, appeal and remove such order, decree or ruling;

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(c)          by either the Company and Bank Subsidiary or Parent, if (i) the Merger shall not have been consummated on or before April 30, 2015 unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement, (ii) the Company Meeting (including any adjournment or postponements thereof) shall have concluded and the Company Stockholder Approvals shall not have been obtained or (iii) the Parent Meeting (including any adjournment or postponements thereof) shall have concluded and the Parent Stockholder Approval shall not have been obtained;

(d)          by the Company and Bank Subsidiary:

(i)          if Parent shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.02 and (B) is incapable of being cured (or is not cured) by Parent within thirty (30) calendar days following receipt of written notice of such breach or failure to perform from the Company, provided, however, that the Company is not then in material breach of any representation, warranty, covenant or other agreement contained herein; or

(ii)         in order to enter into a definitive agreement with respect to a transaction that the Company Board has determined constitutes a Superior Proposal, if prior to the receipt of the Company Stockholder Approvals contemplated by this Agreement (A) the Company complies with the procedures set forth in Section 6.07(d) with respect to such Superior Proposal and (B) the Company pays to Parent the amount specified and within the time period specified in Section 8.03.

(e)          by Parent, if:

(i)          the Company or Bank Subsidiary shall have breached or failed to perform any of their respective representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.03 and (B) is incapable of being cured (or is not cured) by the Company or Bank Subsidiary, as applicable, within thirty (30) calendar days following receipt of written notice of such breach or failure to perform from Parent, provided, however, that Parent is not then in material breach of any representation, warranty, covenant or other agreement contained herein;

(ii)         the Company Board (A) effects a Change of Recommendation (including by, in the case of a tender or exchange offer, failing to promptly recommend rejection of such offer) or (B) fails to include the Company Board Recommendation in the Joint Proxy Statement; or

(iii)        the Company Stockholder Approvals are not obtained at the Company Meeting if the Company or its representatives shall have breached the provisions of Section 6.07(a) and/or Section 6.07(d) and the Company shall, subsequent to such breach but prior to the Company Stockholder Meeting, have received an Acquisition Proposal.

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(f)          by Company and Bank Subsidiary if the Parent Board (i) fails to include the Parent Board Recommendation or withdraws, modifies or qualifies in any manner adverse to the Company and Bank Subsidiary such recommendation, unless the Company Board effects a Change of Recommendation or fails to include the Company Board Recommendation in the Joint Proxy Statement, or (ii) breached its obligations under this Agreement by reason of a failure to call the Parent Stockholders Meeting in accordance with Section 6.02(b) or a failure to prepare and mail to its stockholders the Joint Proxy Statement in accordance with Section 6.03(a), unless the Company Board effects a Change of Recommendation or fails to include the Company Board Recommendation in the Joint Proxy Statement.

The party desiring to terminate this Agreement pursuant to clause (b), (c), (d), (e) or (f) of this Section 8.01 shall give written notice of such termination to the other party in accordance with Section 9.05, specifying the provision or provisions hereof pursuant to which such termination is effected. Termination of this Agreement by the Company shall not require the approval of the stockholders of the Company.

8.02         Effect of Termination. In the event of termination of this Agreement by either the Company and Bank Subsidiary or Parent as provided in Section 8.01, this Agreement shall forthwith become void and have no effect, and none of the Company, Parent, any of their respective Subsidiaries or any of the officers, directors or stockholders of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that (i) Sections 6.05, 6.06(b), 8.02, 8.03, 9.03, 9.04, 9.05, 9.06, 9.08, 9.09 and 9.10 shall survive any termination of this Agreement, and (ii) neither the Company and Bank Subsidiary nor Parent shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

8.03         Fees and Expenses.

(a)          Except with respect to costs and expenses of printing and mailing the Joint Proxy Statement, which shall be borne equally by Parent and Company, all other fees and expenses incurred in connection with the Merger, this Agreement, and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

(b)          In the event that this Agreement is terminated:

(i)          by the Company and Bank Subsidiary pursuant to Section 8.01(d)(ii);

(ii)         by Parent pursuant to Section 8.01(e)(ii) or Section 8.01(e)(iii); or

(iii)        (A) by (1) Parent or the Company and Bank Subsidiary pursuant to Section 8.01(c)(ii) or Section 8.01(c)(i) (in the case of Section 8.01(c)(i), only if at such time the Company has failed to hold the Company Meeting and Parent is not in breach of its obligations under Section 6.04) or (2) Parent pursuant to Section 8.01(e)(i) if the breach or failure to perform giving rise to such termination was willful, knowing or intentional, (B) a bona fide Acquisition Proposal shall have been publicly disclosed and not withdrawn prior to the Company Meeting (in the case of termination pursuant to Section 8.01(c)(ii)), or prior to the termination date (in the case of termination pursuant to Section 8.01(c)(i)) or prior to the breach or failure to perform giving rise to the right of termination (in the case of termination pursuant to Section 8.01(e)(i)), and (C) within twelve (12) months of the termination of this Agreement the Company enters into a definitive agreement with respect to, or consummates the transactions contemplated by, any Acquisition Proposal, then the Company shall pay Parent a fee, in immediately available funds, in the amount of $11,000,000 (the “Termination Fee”) (x) at the time of such termination, in the case of a termination described in clause (b)(i) above, (y) not later than two (2) Business Days following such termination, in the case of a termination described in clause (b)(ii) above, or (z) at the time of entry into the agreement related to the transaction contemplated by the Acquisition Proposal described in clause (b)(iii)(C) above, in the event of a termination under the circumstances described in clause (b)(iii) above. For the purposes of clause (b)(iii) above, the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 6.07(f) except that the references to “25%” in the definition of “Acquisition Proposal” in Section 6.07(f) of this Agreement shall be deemed to be references to “50%.” In no event shall the Company be required to pay the Termination Fee on more than one occasion.

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(c)          If the Company and Bank Subsidiary terminate this Agreement pursuant to Section 8.01(f), then Parent shall pay the Company the Termination Fee, by wire transfer, on the Business Day following such termination.

(d)          The Company and Parent acknowledge that the agreements contained in this Section 8.03 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither party would enter into this Agreement. The amounts payable by the Company pursuant to Section 8.03(b) and by Parent pursuant to Section 8.03(c) hereof constitute liquidated damages and not a penalty and shall be the sole and exclusive remedy of Parent or the Company as the case may be in the event of termination of this Agreement on the bases specified in such section. In the event that the Company fails to pay when due any amounts payable under this Section 8.03, then (1) such party shall reimburse the other party for all costs and expenses (including disbursements and reasonable fees of counsel) incurred in connection with the collection of such overdue amount, and (2) such party shall pay to the other party interest on such overdue amount (for the period commencing as of the date that such overdue amount was originally required to be paid and ending on the date that such overdue amount is actually paid in full) at a rate per annum equal to the prime rate published in The Wall Street Journal on the date such payment was required to be made.

ARTICLE IX

MISCELLANEOUS

9.01         Survival. No representations, warranties, agreements and covenants contained in this Agreement shall survive the Effective Time (other than agreements or covenants contained herein that by their express terms are to be performed after the Effective Time) or the termination of this Agreement if this Agreement is terminated prior to the Effective Time, except as provided for in Section 8.02. Notwithstanding anything in the foregoing to the contrary, no representations, warranties, agreements and covenants contained in this Agreement shall be deemed to be terminated or extinguished so as to deprive a party hereto or any of its affiliates of any defense at law or in equity which otherwise would be available against the claims of any Person, including without limitation any stockholder or former stockholder.

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9.02         Waiver; Amendment. Prior to the Effective Time, any provision of this Agreement may be (i) waived, by the party benefited by the provision or (ii) amended or modified at any time, by an agreement in writing among the parties hereto executed in the same manner as this Agreement, except that after the approval of the principal terms of this Agreement by the Company stockholders and the Parent stockholders, no amendment shall be made which by law requires further approval by the stockholders of the Company or Parent without obtaining such approval. For purposes of clarification, an amendment of any date in Section 8.01(c) shall not require further approval by any stockholders and if such amendment were deemed by law to require further approval by the stockholders of the Company or Parent, the approval of the principal terms of this Agreement by the Company stockholders and the Parent stockholders will be deemed to have granted the Company and Parent the authority to amend such dates without such further approval.

9.03         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

9.04         Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the Commonwealth of Virginia applicable to contracts made and to be performed entirely within such Commonwealth.

9.05         Notices. All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) or delivered by an overnight courier (with confirmation) to such party at its address set forth below or such other address as such party may specify by notice to the parties hereto.

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If to Parent:

TowneBank

6001 Harbour View Boulevard

Suffolk, Virginia 23425

Attention: G. Robert Aston, Jr.

Fax: 757.484.4591

With a copy to:

LeClairRyan, A Professional Corporation

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219

Attention: George P. Whitley, Esq.

Fax: 804.783.7628

Email: george.whitley@leclairryan.com

If to the Company or Bank Subsidiary to:

Franklin Financial Corporation

4501 Cox Road

Glen Allen, Virginia 23060

Attention: Richard T. Wheeler, Jr.

Fax: 804.967.7050

With a copy to:

Kilpatrick Townsend & Stockton LLP

607 14th Street, NW, 9th Floor

Washington, D.C. 20005

Attention: Christina M. Gattuso, Esq.

Fax: 202.204.5611

Email: cgattuso@kilpatricktownsend.com

9.06         Entire Understanding; Limited Third Party Beneficiaries. This Agreement, the Voting Agreements and the Confidentiality Agreements represent the entire understanding of the parties hereto and thereto with reference to the Transaction, and this Agreement, the Voting Agreements and the Confidentiality Agreements supersede any and all other oral or written agreements heretofore made. Except for the Indemnified Parties’ right to enforce Parent’s obligation under Section 6.09, which are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives, nothing in this Agreement, expressed or implied, is intended to confer upon any Person, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

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9.07         Severability. Except to the extent that application of this Section 9.07 would have a Material Adverse Effect on the Company or Parent, any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable. In all such cases, the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the original purposes and intents of this Agreement.

9.08         Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In the event attorneys’ fees or other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred therein.

9.09         Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of, or Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Whenever the words “as of the date hereof” are used in this Agreement, they shall be deemed to mean the day and year first above written.

9.10         Assignment. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.11         Alternative Structure. Notwithstanding any provision of this Agreement to the contrary, Parent may at any time modify the structure of the acquisition of the Company set forth herein, provided that (i) the Merger Consideration to be paid to the holders of Company Common Stock is not thereby changed in kind or reduced in amount as a result of such modification, (ii) such modifications will not adversely affect the tax treatment to the Company’s stockholders as a result of receiving the Merger Consideration and (iii) such modification will not materially jeopardize receipt of any required approvals of Governmental Authorities or delay consummation of the Transactions contemplated by this Agreement.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

TOWNEBANK

By:	/s/ G. Robert Aston, Jr.
G. Robert Aston, Jr.
Chairman and Chief Executive Officer

FRANKLIN FINANCIAL CORPORATION

By:	/s/ Richard T. Wheeler, Jr.
Richard T. Wheeler, Jr.
Chairman, President and Chief Executive Officer

FRANKLIN FEDERAL SAVINGS BANK

By:	/s/ Richard T. Wheeler, Jr.
Richard T. Wheeler, Jr.
Chairman, President and Chief Executive Officer

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EXHIBIT A

PLAN OF MERGER

OF

FRANKLIN FINANCIAL CORPORATION

AND

FRANKLIN FEDERAL SAVINGS BANK

INTO

TOWNEBANK

Pursuant to this Plan of Merger (“Plan of Merger”), FRANKLIN FINANCIAL CORPORATION, a Virginia corporation (the “Company”), and FRANKLIN FEDERAL SAVINGS BANK, a federally chartered savings bank and wholly owned subsidiary of the Company (“Bank Subsidiary”), shall merge with and into TOWNEBANK, a Virginia banking corporation (“Parent”).

ARTICLE I

Terms of the Merger

Subject to the terms and conditions of the Agreement and Plan of Reorganization, dated as of July 14, 2014, by and among Parent, the Company and Bank Subsidiary (the “Agreement”), at the Effective Time (as defined herein), the Company and Bank Subsidiary shall be merged with and into Parent (the “Merger”) in accordance with the provisions of Virginia and federal law, and with the effects set forth in Section 13.1-721 of the Virginia Stock Corporation Act (the “VSCA”) and 12 C.F.R. Section 152.13 promulgated by the Office of the Comptroller of the Currency. The separate corporate existence of each of the Company and Bank Subsidiary thereupon shall cease, and Parent shall be the surviving corporation in the Merger. The Merger shall become effective on such date (the “Effective Date”) and time (the “Effective Time”) as may be determined in accordance with Section 2.02(a) of the Agreement.

ARTICLE II

Merger Consideration; Exchange Procedures

2.01         Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the stockholders of Parent, the Company and Bank Subsidiary, as the case may be, such stockholders will be entitled to the following:

(a)           Each share of common stock, $1.667 par value per share, of Parent (“Parent Common Stock”), that is issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall remain unchanged by the Merger.

(b)           Each share of common stock, $0.01 par value per share, of the Company (“Company Common Stock”), that is issued and outstanding immediately prior to the Effective Time shall be converted into, and shall be cancelled in exchange for, the right to receive 1.40 shares of Parent Common Stock pursuant to the terms and conditions set forth in this Plan of Merger (the “Exchange Ratio”). All shares of Company Common Stock converted pursuant to this Section 2.01 shall automatically be cancelled and retired and shall cease to exist as of the Effective Time. The number of whole shares of Parent Common Stock, plus cash in lieu of any fractional share interest, into which shares of Company Common Stock shall be converted, is referred to herein as the “Merger Consideration”.

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(c)           Each share of common stock, $10.00 par value per share, of Bank Subsidiary that is issued and outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist as of the Effective Time.

2.02         Exchange Procedures.

(a)           As promptly as practicable after the Effective Date, and in no event later than five (5) Business Days (as defined in the Agreement) thereafter, the agent designated by Parent (who, if different than Parent’s then serving registrar and transfer agent, is reasonably acceptable to the Company) to act as the exchange agent for purposes of conducting the exchange procedure described in this Section 2.02 (the “Exchange Agent”) shall, and Parent shall cause the Exchange Agent to, mail or deliver to each holder of record of Company Common Stock a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such stock certificate(s) that, immediately prior to the Effective Time, represented shares of Company Common Stock (each, a “Certificate”) shall pass, only upon proper delivery of such Certificate(s) to the Exchange Agent or transfer of shares of Company Common Stock held in book-entry form immediately prior to the Effective Time (the “Book-Entry Shares”) to the Exchange Agent and which shall have been approved in form by the Company) advising such holder of the procedure for surrendering to the Exchange Agent such Certificate(s) or Book-Entry Shares in exchange for the consideration to which such holder may be entitled pursuant to Section 2.01(b) hereof deliverable in respect thereof pursuant to this Plan of Merger.

(b)          At least one (1) Business Day prior to the Closing (as defined in the Agreement), for the benefit of the holders of Certificate(s) or Book-Entry Shares, Parent shall deliver to the Exchange Agent certificates, or at Parent’s option, evidence of shares in book-entry form, representing the number of shares of Parent Common Stock issuable to the holders of Company Common Stock and cash in lieu of fractional shares as the Merger Consideration in exchange for their Certificate(s) and Book-Entry Shares as provided in this Article II. The Exchange Agent shall not be entitled to vote or exercise any rights of ownership with respect to the shares of Parent Common Stock held by it from time to time hereunder, except that it shall receive and hold all dividends or other distributions paid or distributed with respect to such shares for the account of the Persons (as defined in the Agreement) entitled thereto.

(c)           Upon the Closing, each holder of an outstanding Certificate(s) or Book-Entry Shares who has surrendered such Certificate(s) or Book-Entry Shares to the Exchange Agent will, upon acceptance thereof by the Exchange Agent, be entitled to evidence of issuance in book-entry form, or upon written request of such holder a certificate or certificates representing, the number of whole shares of Parent Common Stock into which the aggregate number of shares of Company Common Stock previously represented by such Certificate(s) or Book-Entry Shares surrendered shall have been converted pursuant to this Plan of Merger and any other distribution theretofore paid after the Merger with respect to Parent Common Stock issuable in the Merger, in each case, without interest. The Exchange Agent shall accept such Certificate(s) or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices.

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(d)           If a holder of Company Common Stock surrenders its Certificate(s) and/or Book-Entry Shares and a properly executed letter of transmittal to the Exchange Agent, then Parent shall cause the Exchange Agent to promptly, but in no event later than five (5) Business Days following receipt of such Certificate(s) and/or Book-Entry Shares and properly executed letter of transmittal, deliver to such holder the Merger Consideration into which the shares of Company Common Stock represented thereby have been converted pursuant to Section 2.01(b).

(e)           Each outstanding Certificate or Book-Entry Share which is not surrendered to the Exchange Agent in accordance with the procedures provided for herein shall, except as otherwise herein provided, until duly surrendered to the Exchange Agent, be deemed to evidence ownership of the number of shares of Parent Common Stock and the right to receive the amount of cash in lieu of fractional shares into which such Company Common Stock shall have been converted. After the Effective Time, there shall be no further transfer on the records of the Company of Certificate(s) or Book-Entry Shares and, if such Certificate(s) or Book-Entry Shares are presented to the Company for transfer, they shall be cancelled against delivery of certificates for Parent Common Stock and cash in lieu of fractional shares as hereinabove provided. No dividends which have been declared by Parent after the Merger will be remitted to any Person entitled to receive shares of Parent Common Stock under Section 2.01 until such Person surrenders the Certificate(s) or Book-Entry Shares representing Company Common Stock, at which time such dividends shall be remitted to such Person, without interest.

(f)            If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration with respect to each share of Company Common Stock formerly represented by such Certificate.

(g)           Any portion of the shares of Parent Common Stock and cash delivered to the Exchange Agent by Parent pursuant to Section 2.02(b) that remains unclaimed by the stockholders of the Company for six (6) months after the Effective Time (as well as any proceeds from any investment thereof) shall be delivered by the Exchange Agent to Parent. Any stockholders of the Company who have not theretofore complied with Section 2.02(c) shall thereafter look only to Parent for the consideration deliverable in respect of each share of Company Common Stock such stockholder holds as determined pursuant to this Plan of Merger without any interest thereon. If outstanding Certificate(s) or Book-Entry Shares representing shares of Company Common Stock are not surrendered or the payment for them is not claimed prior to the date on which such shares of Parent Common Stock or cash would otherwise escheat to any Governmental Authority (as defined in the Agreement), the unclaimed items shall, to the extent permitted by abandoned property and any other applicable Law (as defined in the Agreement), become the property of Parent (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any Person previously entitled to such property. Neither the Exchange Agent nor any party to the Agreement or this Plan of Merger shall be liable to any holder of stock represented by any Certificate or Book-Entry Shares for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Parent and the Exchange Agent shall be entitled to rely upon the stock transfer books of the Company to establish the identity of those Persons entitled to receive the consideration specified in this Plan of Merger, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any Certificate or Book-Entry Shares, Parent and the Exchange Agent shall be entitled to deposit any consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

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(h)           At the Effective Time, holders of Company Common Stock shall cease to be, and shall have no rights as, stockholders of the Company other than to receive the consideration provided under this Article II.

2.03         Company Stock Options and Stock Awards.

(a)            Each option to purchase shares of Company Common Stock (a “Company Stock Option”) granted under the Franklin Financial Corporation 2012 Equity Incentive Plan (the “Company Stock Plan”), whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, at the Effective Time, without any action on the part of the holder thereof, be converted into an obligation of Parent to pay (or cause to be paid), and a right of the holder of the Company Stock Option to receive, cash in an amount equal to the product of (i) the Parent Average Share Price multiplied by the Exchange Ratio minus the per share exercise price of such Company Stock Option, and (ii) the number of shares of Company Common Stock subject to such Company Stock Option. In the event that the product obtained by such calculation with respect to a Company Stock Option is zero or a negative number, then such Company Stock Option shall, immediately prior to the Effective Time, be cancelled for no consideration. The amount determined in accordance with the foregoing shall be paid to the applicable holder of a Company Stock Option as soon as reasonably practicable following the Effective Time and in no event later than thirty (30) days following the Effective Time.

(b)            Each restricted stock award issued pursuant to the Company Stock Plan (a “Company Stock Award”) that is outstanding immediately before the Effective Time shall, at the Effective Time, vest in full and the restrictions thereon shall lapse in accordance with the agreement relating to such award, and, as of the Effective Time, each share of Company Common Stock that was formerly a Company Stock Award shall be entitled to receive the Merger Consideration in accordance with Article III.

2.04         No Fractional Shares. Notwithstanding any other provision of this Plan of Merger, neither certificates nor scrip for fractional shares of Parent Common Stock shall be issued in the Merger. Each holder of Company Common Stock who otherwise would have been entitled to a fraction of a share of Parent Common Stock (after taking into account all Certificate(s) or Book-Entry Shares surrendered by such holder) shall receive in lieu thereof cash (without interest) in an amount determined by multiplying the fractional share interest to which such holder would otherwise be entitled by the Parent Average Share Price (as defined herein), rounded to the nearest whole cent. No such holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share. As used herein, the term “Parent Average Share Price” means the average of the closing price per share of Parent Common Stock, as reported on the NASDAQ Global Select Market for the ten (10) consecutive trading days ending on and including the fifth trading day prior to the Closing Date (as defined in the Agreement).

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2.05         Changes in Company Common Stock or Parent Common Stock. Notwithstanding anything in this Plan of Merger to the contrary, if, between the date of the Agreement and the Effective Time, the number of outstanding shares of Company Common Stock or Parent Common Stock shall have been changed into, or exchanged for, a different number of shares or a different class of shares, by reason of any stock dividend, subdivision, reclassification, recapitalization, stock split (including a reverse stock split), combination or exchange of shares, the Merger Consideration and any similarly dependent items, shall be correspondingly adjusted to provide the holders of Company Common Stock and other securities the same economic effect as contemplated by this Plan of Merger prior to such event.

2.06         Withholding Rights. Parent (through the Exchange Agent, if applicable) shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Plan of Merger to any holder of shares of Company Common Stock such amounts as Parent is required under the Internal Revenue Code of 1986, as amended, or any state, local or foreign Tax (as defined in the Agreement) law or regulation thereunder to deduct and withhold with respect to the making of such payment. Any amounts so withheld shall be treated for all purposes of this Plan of Merger as having been paid to the holder of Company Common Stock in respect of which such deduction and withholding was made by Parent.

2.07         Appraisal Rights. In accordance with Section 13.1-730 of the VSCA, no appraisal rights shall be available to the holders of Company Common Stock in connection with the Merger or the other transactions contemplated by the Agreement and this Plan of Merger.

ARTICLE III

Articles of Incorporation and Bylaws of Parent

The Articles of Incorporation and Bylaws of Parent immediately after the Merger shall be the Articles of Incorporation and Bylaws of Parent as in effect immediately prior to the Merger.

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ARTICLE IV

Conditions Precedent

The obligations of Parent, the Company and Bank Subsidiary to effect the Merger as herein provided shall be subject to satisfaction, unless duly waived, of the conditions set forth in the Agreement.

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EXHIBIT B

VOTING AGREEMENT

THIS VOTING AGREEMENT (the “Agreement”), dated as of July 14, 2014, is by and among TowneBank, a Virginia banking corporation (“Parent”), Franklin Financial Corporation, a Virginia corporation (the “Company”), and the undersigned stockholder of the Company (the “Stockholder”). All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Merger Agreement (defined below).

WHEREAS, the Boards of Directors of Parent and the Company have approved a business combination of their companies through the merger (the “Merger”) of the Company and Franklin Federal Savings Bank, a wholly-owned subsidiary of the Company, with and into Parent pursuant to the terms and conditions of an Agreement and Plan of Reorganization, dated as of July 14, 2014, by and among Parent, the Company and Franklin Federal Savings Bank, and a related Plan of Merger (together, the “Merger Agreement”);

WHEREAS, the Stockholder is the beneficial and/or registered owner of, and has the right and power to vote or direct the disposition of the number of shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) set forth opposite the Stockholder’s name on Schedule A hereto (such shares, together with all shares of Company Common Stock subsequently acquired by the Stockholder during the term of this Agreement, but excluding the shares of common stock described in the last sentence of Section 5(a) hereof, are referred to herein as the “Shares”); and

WHEREAS, as a condition and inducement to Parent, the Company and Bank Subsidiary entering into the Merger Agreement, the Stockholder has agreed to enter into and perform this Agreement.

NOW, THEREFORE, in consideration of the covenants, representations, warranties and agreements set forth herein and in the Merger Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.          Agreement to Vote.

During the term of this Agreement, the Stockholder agrees to vote or cause to be voted all of the Shares, and to cause any holder of record of the Shares to vote all such Shares, in person or by proxy: (i) in favor of the Merger Agreement and the Company Articles Amendment at the Company Meeting; and (ii) against any Acquisition Proposal.

2.            Covenants of Stockholder.

The Stockholder covenants and agrees as follows:

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(a)           Ownership. The Stockholder is the beneficial and/or registered owner of the Shares as set forth opposite the Stockholder’s name on Schedule A hereto. Except for the Stockholder’s Shares, the Stockholder is not the beneficial or registered owner of any other shares of Company Common Stock or rights to acquire shares of Company Common Stock and for which Stockholder has the right and power to vote and/or dispose. For purposes of this Agreement, the term “beneficial ownership” shall be interpreted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(b)           Restrictions on Transfer. During the term of this Agreement, the Stockholder will not sell, pledge, hypothecate, grant a security interest in, transfer or otherwise dispose of or encumber any of the Shares and will not enter into any agreement, arrangement or understanding (other than a proxy for the purpose of voting the Stockholder’s Shares in accordance with Section 1 hereof) which would during that term (i) restrict, (ii) establish a right of first refusal to, or (iii) otherwise relate to, the transfer or voting of the Shares, unless the purchaser or transferee agrees to be bound by the terms of this Agreement.

(c)           Authority. The Stockholder has full power, authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully the Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

(d)           No Breach. None of the execution and delivery of this Agreement nor the consummation by the Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, loan and credit arrangements, Liens (as defined below), trust, commitment, agreement, understanding, arrangement or restriction of any kind to which the Stockholder is a party or bound or to which the Shares are subject.

(e)           Consents and Approvals. The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of his or her obligations under this Agreement and the consummation by him or her of the transactions contemplated hereby will not, require the Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority.

(f)           No Solicitation. During the term of this Agreement, the Stockholder shall not, nor shall he or she permit any investment banker, attorney or other adviser or representative of the Stockholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal, or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

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3.            No Prior Proxies.

The Stockholder represents, warrants and covenants that any proxies or voting rights previously given in respect of the Shares are revocable, and that any such proxies or voting rights are hereby irrevocably revoked.

4.            Certain Events.

The Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shares shall pass, whether by operation of law or otherwise, including the Stockholder’s successors or assigns. In the event of any stock split, stock dividend, merger, exchange, reorganization, recapitalization or other change in the capital structure of the Company affecting the Shares, the number of Shares subject to the terms of this Agreement shall be appropriately adjusted, and this Agreement and the obligations hereunder shall attach to any additional securities of the Company issued to or acquired by the Stockholder.

5.            Capacity; Obligation to Vote.

(a)          This Agreement relates solely to the capacity of the Stockholder as a stockholder or other beneficial owner of the Shares and is not in any way intended to affect, prohibit, limit or prevent the exercise by such Stockholder of his responsibilities as a director or officer of the Company, including actions permitted to be taken in compliance with Section 6.07 of the Merger Agreement. The term “Shares” shall not include any securities beneficially owned by the Stockholder as a trustee or fiduciary, and this Agreement is not in any way intended to affect the exercise by the Stockholder of his or her fiduciary responsibility in respect of any such securities.

(b)          The parties hereto agree that, notwithstanding the provisions contained in Section 1 hereof, the Stockholder shall not be obligated to vote as required in Section 1 of this Agreement in the event that (i) Parent is in material default with respect to any covenant, representation, warranty or agreement with respect to it contained in the Merger Agreement, or (ii) the Company is otherwise entitled to terminate the Merger Agreement.

6.            Term; Termination.

The term of this Agreement shall commence on the date hereof. This Agreement shall terminate upon the earlier of (i) the Effective Time of the Merger, or (ii) termination of the Merger Agreement in accordance with Article VIII of the Merger Agreement. Other than as provided for herein, following the termination of this Agreement, there shall be no further liabilities or obligations hereunder on the part of the Stockholder, the Company or Parent, or their respective officers or directors, except that nothing in this Section 6 shall relieve any party hereto from any liability for breach of this Agreement before such termination.

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7.            Specific Performance.

The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the applicable party hereto in accordance with their specific terms or were otherwise breached. Each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity. Each party hereto waives the posting of any bond or security in connection with any proceeding related thereto.

8.            Amendments.

This Agreement may not be modified, amended, altered or supplemented except by execution and delivery of a written agreement by the parties hereto.

9.            Governing Law.

This Agreement shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the conflict of law principles thereof.

10.           Notices.

All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission and on the next business day when sent by a reputable overnight courier service as follows: (i) with respect to the Company or Parent, the applicable address set forth in Section 9.05 of the Merger Agreement, and (ii) with respect to the Stockholder, at the address for the Stockholder shown on the records of the Company.

11.          Benefit of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective personal representatives, successors and assigns, except that the parties hereto may not transfer or assign any of their respective rights or obligations hereunder without the prior written consent of the other parties.

12.          Counterparts.

This Agreement may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

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13.          Severability.

In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. Further, the parties agree that a court of competent jurisdiction may reform any provision of this Agreement held invalid or unenforceable so as to reflect the intended agreement of the parties hereto.

[Signatures on following page]

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IN WITNESS WHEREOF, TowneBank, Franklin Financial Corporation and the Stockholder have caused this Agreement to be duly executed as of the date and year first above written.

TOWNEBANK

By:
G. Robert Aston, Jr.
Chairman and Chief Executive Officer

FRANKLIN FINANCIAL CORPORATION

By:
Richard T. Wheeler, Jr.
Chairman, President and Chief Executive Officer

STOCKHOLDER

Name:

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SCHEDULE A

Number of Shares

Name	Common Stock (including restricted stock)	Vested Options	Unvested Options

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[MERGER AGREEMENT]

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SANDLER
O'NEILL +
PARTNERS

INVESTMENT BANKING GROUP

July 14, 2014

Board of Directors
TowneBank
6001 Harbour View Boulevard
Suffolk, Virginia 23425
Ladies and Gentlemen:

TowneBank ("TowneBank"), Franklin Financial Corporation ("Franklin") and Franklin Federal Savings Bank (the "Bank") have entered into an agreement and plan of reorganization dated as of July 14, 2014 (the "Agreement") pursuant to which Franklin and the Bank will merge with and into TowneBank (the "Merger"). Pursuant to the terms of the Agreement, upon the effective date of the Merger, at the Effective Time, each share of Franklin common stock issued and outstanding immediately prior to the Effective Time (other than those shares described in the Agreement) will be converted into, and shall be cancelled in exchange for, the right to receive 1.40 shares (the "Exchange Ratio") of TowneBank. The other terms and conditions of the Merger are more fully set forth in the Agreement, and capitalized terms used herein without definition shall have the meanings assigned to them in the Agreement. You have requested our opinion as to the fairness of the Exchange Ratio to TowneBank from a financial point of view.

Sandler O'Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement; (ii) certain publicly available financial statements and other historical financial information of TowneBank that we deemed relevant; (iii) certain publicly available financial statements and other historical financial information of Franklin that we deemed relevant; (iv) internal financial estimates for TowneBank for the years ending December 31, 2014 through December 31, 2016 as provided by and discussed with senior management of TowneBank; (v) internal financial estimates for Franklin for the years ending December 31, 2014 through December 31, 2015 as provided by senior management of Franklin and as adjusted by senior management of TowneBank through December 31, 2016; (vi) the pro forma financial impact of the Merger on TowneBank based on assumptions relating to transaction expenses, purchase accounting adjustments, cost savings and other synergies as determined by the senior management of TowneBank; (vii) a comparison of certain financial and other information, including stock trading information for TowneBank and Franklin with similar

SANDLER O'NEILL + PARTNERS, L.P.
1251 Avenue of the Americas, 6th Floor, New York, NY 10020
T: (212) 466-7700 / (800) 635-6855
www.sandleroneill.com

B-1

SANDLER
O'NEILL+
PARTNERS

publicly available information for certain other commercial banks, the securities of which are publicly traded; (viii) the terms and structures of other recent mergers and acquisition transactions in the commercial banking sector; (ix) the current market environment generally and in the commercial banking sector in particular; and (x) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant. We also discussed with certain members of senior management of TowneBank the business, financial condition, results of operations and prospects of TowneBank and held similar discussions with the senior management of Franklin regarding the business, financial condition, results of operations and prospects of Franklin.

In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by TowneBank and Franklin or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of preparing this letter. We have relied, at the direction of TowneBank, without independent verification or investigation, on the assessments of the management of the Company as to the Company's existing and future relationships with key employees and partners, clients, products and services and we have assumed, with your consent, that there will be no developments with respect to any such matters that would affect our analyses or opinion. We have further relied on the assurances of the senior management of TowneBank and Franklin that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading in any material respect. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of TowneBank or Franklin or any of their respective subsidiaries. We did not make an independent evaluation of the adequacy of the allowance for loan losses of TowneBank, Franklin or the combined entity after the Merger and we have not reviewed any individual credit files relating to TowneBank or Franklin. We have assumed, with your consent, that the respective allowances for loan losses for both TowneBank and Franklin are adequate to cover such losses and will be adequate on a pro forma basis for the combined entity.

In preparing its analyses, Sandler O'Neill used internal financial estimates for TowneBank as provided by the senior management of TowneBank and internal financial estimates for Franklin as provided by senior management of Franklin and as adjusted by the senior management of TowneBank. Sandler O'Neill also received and used in its analyses certain projections of transaction costs, purchase accounting adjustments, expected cost savings and other synergies which were prepared by and/or reviewed with the senior management of TowneBank. With respect to these projections, the senior management of TowneBank confirmed to us that those projections reflected the estimates and judgments of management of the future financial performance of TowneBank and Franklin and we assumed that such performance would be achieved and we have assumed that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of

B-2

SANDLER
O'NEILL+
PARTNERS

TowneBank and Franklin as to the future financial performance of TowneBank and Franklin. We express no opinion as to such estimates or the assumptions on which they are based. We have assumed that there has been no material change in the respective assets, financial condition, results of operations, business or prospects of TowneBank and Franklin since the date of the most recent financial data made available to us, as of the date hereof. We have also assumed in all respects material to our analysis that TowneBank and Franklin would remain as a going concern for all periods relevant to our analyses. We express no opinion as to any of the legal, accounting and tax matters relating to the Merger and any other transactions contemplated in connection therewith, including the determination of the accounting acquirer or legal acquirer in the Merger.

We have also assumed, with your consent, that (i) each of the parties to the Agreement will comply in all material respects with all material terms of the Agreement and all related agreements, that all of the representations and warranties contained in such agreements are true and correct in all material respects, that each of the parties to such agreements will perform in all material respects all of the covenants required to be performed by such party under the agreements and that the conditions precedent in such agreements are not waived, (ii) in the course of obtaining the necessary regulatory or third party approvals, consents and releases with respect to the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on TowneBank, Franklin or the Merger and (iii) the Merger and any related transaction will be consummated in accordance with the terms of the Agreement without any waiver, modification or amendment of any material term, condition or agreement thereof and in compliance with all applicable laws and other requirements.

Our opinion is necessarily based on financial, economic, regulatory, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect our views. We have not undertaken to update, revise, reaffirm or withdraw this letter or otherwise comment upon events occurring after the date hereof. We render no opinion as to the trading values of each of TowneBank's and Franklin's common shares at any time.

We have acted as TowneBank's financial advisor in connection with the Merger and a significant portion of our fees are contingent upon the closing of the Merger. We also will receive a fee from TowneBank for providing this opinion. TowneBank has also agreed to indemnify us against certain liabilities arising out of our engagement. In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to TowneBank and Franklin and their affiliates. We may also actively trade the securities of TowneBank and Franklin or their affiliates for our own account and for the accounts of our customers.

B-3

SANDLER

O'NEILL+

PARTNERS

This letter is directed to the Board of Directors of TowneBank in connection with its consideration of the Merger. Our opinion is directed only to the fairness, from a financial point of view, of the Exchange Ratio to TowneBank and does not address the underlying business decision of TowneBank to engage in the Merger, the form or structure of the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for TowneBank or the effect of any other transaction in which TowneBank might engage. This opinion shall not be reproduced or used for any other purposes, without Sandler O'Neill's prior written consent, which consent will not be unreasonably withheld. This Opinion has been approved by Sandler O'Neill's fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio is fair to TowneBank from a financial point of view.

Very truly yours,

Sandler O'Neill & Partners, L.P.

B-4

APPENDIX C

OPINION OF KEEFE, BRUYETTE & WOODS, INC.

KEEFE, BRUYETTE & WOODS

CONFIDENTIAL

July 14, 2014

The Board of Directors
Franklin Financial Corporation
4501 Cox Road
Glen Allen, VA 23060

Members of the Board:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. ("KBW" or "we") as investment bankers as to the fairness, from a financial point of view, to the common shareholders of Franklin Financial Corporation ("FRNK"), of the Exchange Ratio (as defined below) in the proposed merger (the "Transaction") of FRNK with and into TowneBank ("TOWN"), with TOWN as the surviving institution in the Transaction, pursuant to the Agreement and Plan of Reorganization (the "Agreement") to be entered into by and among FRNK, TOWN and Franklin Federal Savings Bank, a wholly owned subsidiary of FRNK. Pursuant to the terms of the Agreement and the Plan of Merger (as defined in the Agreement) and subject to the terms and conditions set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Transaction and without any action on the part of the common shareholders of FRNK or TOWN, each issued and outstanding share of common stock, $0.01 par value per share, of FRNK (the "FRNK Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into, and shall be cancelled in exchange for, the right to receive 1.40 shares of common stock, par value $1.667 per share, of TOWN (the "TOWN Common Stock"). The ratio of 1.40 shares of TOWN Common Stock to one share of FRNK Common Stock is referred to herein as the "Exchange Ratio." The terms and conditions of the Transaction are more fully set forth in the Agreement.

KBW has acted as financial advisor to FRNK and not as an advisor to or agent of any other person. As part of our investment banking business, we are continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of our business as a broker-dealer, we may, from time to time purchase securities from, and sell securities to, FRNK and TOWN, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of FRNK and TOWN for our own account and for the accounts of our customers. To the extent we have any such position as of the date of this opinion it has been disclosed to FRNK. We have acted exclusively for the board of directors of FRNK (the "Board") in rendering this opinion and will receive a fee from FRNK for our services. A portion of our fee is payable upon the rendering of this opinion and a significant portion is contingent upon the successful completion of the Transaction. In addition, FRNK has agreed to indemnify us for certain liabilities arising out of our engagement.

Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking and financial advisory services to FRNK. In the past two years, KBW has not provided investment banking and financial advisory services to TOWN. We may in the future provide investment banking and financial advisory services to FRNK or TOWN and receive compensation for such services.

Keefe, Bruyette & Woods
Two James Center • 1021 East Cary Street • Suite 1950 • Richmond, Virginia 23219
Telephone 804.643.4250 • Facsimile 804.643.4253 • www.kbw.com

C-1

The Board of Directors
Franklin Financial Corporation
July 14, 2014
Page 2 of 5

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of FRNK and TOWN and the Transaction, including among other things, the following: (i) a draft of the Agreement dated July 12, 2014 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2013 of TOWN; (iii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended September 30, 2013 of FRNK; (iv) the unaudited financial statements and quarterly report on Form 10-Q for the quarter ended March 31, 2014 of TOWN; (v) the unaudited financial statements and quarterly reports on Form 10-Q for quarters ended December 31, 2013 and March 31, 2014 of FRNK; (vi) certain other interim reports and other communications of FRNK and TOWN to their respective shareholders; and (vii) other financial information concerning the businesses and operations of FRNK and TOWN furnished to us by FRNK and TOWN or which we were otherwise directed to use for purposes of our analyses. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among other things, the following: (i) the historical and current financial position and results of operations of FRNK and TOWN; (ii) the assets and liabilities of FRNK and TOWN; (iii) the nature and terms of certain other merger transactions and business combinations in the banking industry; (iv) a comparison of certain financial and stock market information of FRNK and TOWN with similar information for certain other companies the securities of which are publicly traded; (v) financial and operating forecasts and projections of FRNK which were prepared by, and provided to us and discussed with us by, FRNK management and which were used and relied upon by us at the direction of such management with the consent of the Board; and (vi) financial and operating forecasts and projections of TOWN and estimates regarding certain pro forma financial effects of the Transaction on TOWN (including, without limitation, the cost savings and related expenses expected to result from the Transaction), that were prepared by, and provided to us and discussed with us by, TOWN management and which were used and relied upon by us at the direction of such management with the consent of the Board. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the banking industry generally. We have also held discussions with senior management of FRNK and TOWN regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry. In addition, we have considered the results of the efforts undertaken by FRNK, with our assistance, to solicit indications of interest from third parties regarding a potential transaction with FRNK.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon the respective managements of FRNK and TOWN as to the reasonableness and achievability of the financial and operating forecasts and projections of FRNK and TOWN (and the assumptions and bases therefor) that were prepared by and provided to us by and discussed with us by such managements and we have assumed, with the consent of FRNK, that such forecasts and projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such managements. We have further relied upon TOWN management as to the reasonableness and achievability of the estimates regarding certain pro forma financial effects of the Transaction on TOWN that were prepared by and provided to us by such management and that were discussed with us by such management (and the assumptions and bases therefor, including, without limitation, the cost savings and related expenses expected to result from the Transaction), and we have assumed, with the consent of FRNK, that all such estimates were reasonably prepared on a

C-2

The Board of Directors
Franklin Financial Corporation
July 14, 2014
Page 3 of 5

It is understood that the forecasts, projections and estimates of FRNK and TOWN provided to us were not prepared with the expectation of public disclosure, that all such information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions and that, accordingly, actual results could vary significantly from those set forth in such forecasts, projections and estimates. We have assumed, based on discussions with the respective managements of FRNK and TOWN, that such forecasts, projections and estimates of FRNK and TOWN referred to above, provide a reasonable basis upon which we could form our opinion and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either FRNK or TOWN since the date of the last financial statements of each such entity that were made available to us. We are not experts in the independent verification of the adequacy of allowances for loan and lease losses and we have assumed, without independent verification and with your consent, that the aggregate allowances for loan and lease losses for FRNK and TOWN are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of FRNK or TOWN, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of FRNK or TOWN under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, we assume no responsibility or liability for their accuracy.

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which will not differ in any respect material to our analyses from the draft reviewed) with no adjustments to the Exchange Ratio or additional forms of consideration; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transaction and that all conditions to the completion of the Transaction and any related transaction will be satisfied without any waivers or modifications to the Agreement; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transaction, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of FRNK, TOWN or the combined entity or the contemplated benefits of the Transaction, including the cost savings and related expenses expected to result from the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further assumed that FRNK has relied upon the advice of its counsel, independent accountants and other advisors (other than KBW) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to FRNK, TOWN, the Transaction and any other related transaction, and the Agreement. KBW has not provided advice with respect to any such matters.

C-3

The Board of Directors
Franklin Financial Corporation
July 14, 2014
Page 4 of 5

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Exchange Ratio in the Transaction to the holders of FRNK Common Stock. We express no view or opinion as to any terms or other aspects of the Transaction or any related transaction, including without limitation, the form or structure of the Transaction or any related transaction, any consequences of the Transaction to FRNK, its shareholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of FRNK to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by FRNK or the Board, (iii) the fairness of the amount or nature of any compensation to any of FRNK's officers directors or employees, or any class of such persons, relative to any compensation to the holders of FRNK Common Stock, (iv) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of FRNK other than the FRNK Common Stock (solely with respect to the Exchange Ratio, as set forth herein, and not relative to the consideration to be received by any other class of securities) or any class of securities of TOWN or any other party to any transaction contemplated by the Agreement, (v) the actual value of the TOWN Common Stock to be issued in the Transaction, (vi) the prices, trading range or volume at which FRNK Common Stock or TOWN Common Stock will trade following the public announcement of the Transaction or the prices, trading range or volume at which TOWN Common Stock will trade following consummation of the Transaction, (vii) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (viii) any legal, regulatory, accounting, tax or similar matters relating to FRNK, TOWN, their respective shareholders, or relating to or arising out of or as a consequence of the Transaction or any related transaction, including whether or not the Transaction would qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Transaction. This opinion is not to be used for any other purpose and may not be published, referred to, reproduced, disseminated or quoted from, in whole or in part, nor shall any public reference to KBW be made, without our prior written consent. This opinion does not constitute a recommendation to the Board as to how it should vote on the Transaction or to any holder of FRNK Common Stock or shareholder of any other entity as to how to vote in connection with the Transaction or any other matter, nor does it constitute a recommendation on whether or not any such shareholder should enter into a voting, shareholders', or affiliates' agreement with respect to the Transaction or exercise any dissenters' or appraisal rights that may be available to such holder.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

C-4

The Board of Directors
Franklin Financial Corporation
July 14, 2014
Page 5 of 5

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Transaction is fair, from a financial point of view, to the holders of FRNK Common Stock.

Very truly yours,

Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.

C-5

FORM OF AMENDMENT TO ARTICLE II OF

FRANKLIN FINANCIAL CORPORATION’S ARTICLES OF INCORPORATION

Proposed Articles Amendment

The proposed amendment to Article II of Franklin Financial Corporation’s Articles of Incorporation is set forth below:

“The purposes for which the Corporation is formed is to transact banking business and trust business and any or all lawful business related or incidental thereto, and such other lawful business not required to be stated in the Articles of Incorporation (“Articles”) in which a Virginia chartered banking corporation may engage under the laws of the Commonwealth of Virginia, as amended from time to time.”

Current Articles Provision

The current Article II of Franklin Financial Corporation’s Articles of Incorporation is set forth below:

“The purpose for which the Corporation is organized is to act as a financial institution holding company and to transact any other lawful business, not required to be specifically stated in these Articles of Incorporation (“Articles”), for which a corporation may be incorporated under the Virginia Stock Corporation Act.”

D-1

REVOCABLE PROXY

FRANKLIN FINANCIAL CORPORATION

YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.
To Vote by Telephone:

Call [•] Toll-Free on a Touch-Tone
Phone any time prior to[•] a.m., [•], 2014.

To Vote by Internet:

Go to https:// [•] prior to [•] a.m., [•], 2014.

Please note that the last vote received from a
stockholder, whether by telephone, by Internet or by mail,
will be the vote counted.

Special Meeting Materials are available at	Mark here for address change.	☐
http:// [•]

Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

1.	To approve the Agreement and Plan of Reorganization, dated as of July 14, 2014, by and among TowneBank, Franklin Financial Corporation (“Franklin”) and Franklin Federal Savings Bank (“Franklin Bank”), including the related Plan of Merger, pursuant to which Franklin and Franklin Bank will each merge with and into TowneBank (the “Franklin merger proposal”).	for ☐	against ☐	abstain ☐

2.	To approve an amendment to Franklin’s articles of incorporation (the “articles amendment proposal”).	for ☐	against ☐	abstain ☐

3.	To approve, in a non-binding advisory vote, certain compensation that may become payable to Franklin named executive officers in connection with the merger (the “compensation proposal”).	for ☐	against ☐	abstain ☐

4.	To adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the Franklin merger proposal (the “Franklin adjournment proposal”).	for ☐	against ☐	abstain ☐

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the listed proposals. If any other business is presented at the Special Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. This proxy also confers discretionary authority on the Board of Directors to vote on matters incident to the conduct of the meeting.

The below signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of Special Meeting and a joint proxy statement/prospectus dated [•], 2014.

Please be sure to date and sign	Date
this proxy card in the box below.

Sign above Co-holder (if any) sign above

Please sign exactly as your name appears on this proxy card. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

FRANKLIN FINANCIAL CORPORATION ─ SPECIAL MEETING, [•], 2014

YOUR VOTE IS IMPORTANT!

Special Meeting Materials are available on-line at:

http:// [•]

You can vote in one of three ways:

1.	Call toll free [•] on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https:// [•] and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

FRANKLIN FINANCIAL CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

[•], 2014

___:___ __.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints_______________________, ______________________ and _____________, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company that the undersigned is entitled to vote only at the Special Meeting of Stockholders to be held on [•], 2014, at __:___ __.m., local time, at the Cultural Arts Center at Glen Allen, 2880 Mountain Road, Glen Allen, Virginia, with all of the powers the undersigned would possess if personally present at such meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

REVOCABLE PROXY

FRANKLIN FINANCIAL CORPORATION

YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS

As a Plan Participant, you have three ways to direct the ESOP trustee how to vote the shares of common stock allocated to your ESOP account:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call [•] Toll-Free on a Touch-Tone
Phone any time prior to[•] a.m., [•], 2014.

To Vote by Internet:

Go to https:// [•] prior to [•] a.m., [•], 2014.

Please note that the last vote received from a
stockholder, whether by telephone, by Internet or by mail,
will be the vote counted.

Special Meeting Materials are available at	Mark here for address change.	☐
http:// [•]

Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

1.	To approve the Agreement and Plan of Reorganization, dated as of July 14, 2014, by and among TowneBank, Franklin Financial Corporation (“Franklin”) and Franklin Federal Savings Bank (“Franklin Bank”), including the related Plan of Merger, pursuant to which Franklin and Franklin Bank will each merge with and into TowneBank (the “Franklin merger proposal”).	for ☐	against ☐	abstain ☐

2.	To approve an amendment to Franklin’s articles of incorporation (the “articles amendment proposal”).	for ☐	against ☐	abstain ☐

3.	To approve, in a non-binding advisory vote, certain compensation that may become payable to Franklin named executive officers in connection with the merger (the “compensation proposal”).	for ☐	against ☐	abstain ☐

4.	To adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the Franklin merger proposal (the “Franklin adjournment proposal”).	for ☐	against ☐	abstain ☐

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a notice of Special Meeting and a joint proxy statement/prospectus dated [•], 2014.

Please be sure to date and sign	Date
this proxy card in the box below.

Sign above

Please sign exactly as your name appears on this voting instruction card.

FRANKLIN FINANCIAL CORPORATION ─ SPECIAL MEETING, [•], 2014

YOUR VOTE IS IMPORTANT!

You can provide your voting instructions to the ESOP Trustee in one of three ways:

1.	Call toll free [•] on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https:// [•] and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

FRANKLIN FINANCIAL CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

[•], 2014

___:___ __.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby directs Pentegra Trust Company (the “ESOP Trustee”) to vote all shares of common stock of the Company allocated to the undersigned through the Franklin Federal Savings Bank Employee Stock Ownership Plan (“ESOP”) that the undersigned is entitled to direct the ESOP Trustee to vote at the Special Meeting of Stockholders to be held on [•], 2014, at __:___ __.m., local time, at the Cultural Arts Center at Glen Allen, 2880 Mountain Road, Glen Allen, Virginia, with all of the powers the undersigned would possess if personally present at such meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
THE INTERNET OR BY TELEPHONE.

REVOCABLE PROXY

FRANKLIN FINANCIAL CORPORATION

YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONS

As a Plan Participant, you have three ways to direct the 2012 Plan Trustee how to vote the unvested shares of Franklin Financial Corporation common stock awarded to you as restricted stock under the Franklin Financial Corporation 2012 Equity Incentive Plan:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.

To Vote by Telephone:

Call [•] Toll-Free on a Touch-Tone
Phone any time prior to[•] a.m., [•], 2014.

To Vote by Internet:
Go to https:// [•] prior to [•] a.m., [•], 2014.

Please note that the last vote received from a
stockholder, whether by telephone, by Internet or by mail,
will be the vote counted.

Special Meeting Materials are available at	Mark here for address change.	☐
http:// [•]

Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

1.	To approve the Agreement and Plan of Reorganization, dated as of July 14, 2014, by and among TowneBank, Franklin Financial Corporation (“Franklin”) and Franklin Federal Savings Bank (“Franklin Bank”), including the related Plan of Merger, pursuant to which Franklin and Franklin Bank will each merge with and into TowneBank (the “Franklin merger proposal”).	for ☐	against ☐	abstain ☐

2.	To approve an amendment to Franklin’s articles of incorporation (the “articles amendment proposal”).	for ☐	against ☐	abstain ☐

3.	To approve, in a non-binding advisory vote, certain compensation that may become payable to Franklin named executive officers in connection with the merger (the “compensation proposal”).	for ☐	against ☐	abstain ☐

4.	To adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the Franklin merger proposal (the “Franklin adjournment proposal”).	for ☐	against ☐	abstain ☐

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The below signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a notice of Special Meeting and a joint proxy statement/prospectus dated [•], 2014.

Please be sure to date and sign	Date
this proxy card in the box below.

Sign above

Please sign exactly as your name appears on this voting instruction card.

FRANKLIN FINANCIAL CORPORATION ─ SPECIAL MEETING, [•], 2014

YOUR VOTE IS IMPORTANT!

You can provide your voting instructions to the 2012 Plan Trustee in one of three ways:

1.	Call toll free [•] on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https:// [•] and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

FRANKLIN FINANCIAL CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

[•], 2014

___:___ __.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby directs Pentegra Trust Company (the “2012 Plan Trustee”) to vote all unvested shares of common stock of the Company awarded to the undersigned in the form of a restricted stock award under the Franklin Financial Corporation 2012 Equity Incentive Plan (the “2012 Plan”) that the undersigned is entitled to direct the 2012 Plan Trustee to vote at the Special Meeting of Stockholders to be held on [•], 2014, at __:___ __.m., local time, at the Cultural Arts Center at Glen Allen, 2880 Mountain Road, Glen Allen, Virginia, with all of the powers the undersigned would possess if personally present at such meeting.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.